[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 5th Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 5th Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2006 Annual Report

December 31, 2006

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios	Fixed Income Portfolio

Active International Allocation	Emerging Markets Debt
Emerging Markets
Global Franchise
Global Real Estate
Global Value Equity
International Equity
International Growth Equity
International Magnum
International Real Estate
International Small Cap

U.S. Equity Portfolios

Focus Equity
Large Cap Relative Value
Small Company Growth
Systematic Active Large Cap Core
Systematic Active Small Cap Core
Systematic Active Small Cap Growth
Systematic Active Small Cap Value
U.S. Large Cap Growth
U.S. Real Estate

2006 Annual Report

December 31, 2006

Table of Contents

Shareholder’s Letter	3

Performance Summary	4

Investment Overview and Portfolios of Investments

Global and International Equity Portfolios:

Active International Allocation	6

Emerging Markets	21

Global Franchise	28

Global Real Estate	32

Global Value Equity	38

International Equity	43

International Growth Equity	49

International Magnum	54

International Real Estate	61

International Small Cap	67

U.S. Equity Portfolios:

Focus Equity	72

Large Cap Relative Value	76

Small Company Growth	81

Systematic Active Large Cap Core	86

Systematic Active Small Cap Core	93

Systematic Active Small Cap Growth	101

Systematic Active Small Cap Value	109

U.S. Large Cap Growth	117

U.S. Real Estate	121

Fixed Income Portfolio:

Emerging Markets Debt	126

Statements of Assets and Liabilities	132

Statements of Operations	137

Statements of Changes in Net Assets	141

Financial Highlights	151

Notes to Financial Statements	171

Report of Independent Registered Public Accounting Firm	183

Federal Tax Information	184

Director and Officer Information	186

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1-(800)-548-7786. Please read the prospectuses carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/im.

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2006 Annual Report

December 31, 2006

Shareholder’s Letter (unaudited)

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended December 31, 2006. Our Fund currently offers 20 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Ronald E. Robison
President and Principal Executive Officer

January 2007

2006 Annual Report

December 31, 2006

Performance Summary

	Inception Dates		One Year Total Return
					Comparable
	Class A	Class B	Class A	Class B	Indices
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	24.34%	23.95%	26.34	%(1)
Emerging Markets	9/25/92	1/2/96	38.00	37.65	32.17	(2)
Global Franchise	11/28/01	11/28/01	21.60	21.31	20.07	(3)
Global Real Estate†	8/30/06	8/30/06	—	—	—	(4)
Global Value Equity	7/15/92	1/2/96	21.40	21.05	20.07	(3)
International Equity	8/4/89	1/2/96	22.50	22.21	26.34	(1)
International Growth Equity	12/27/05	12/27/05	27.92	27.49	26.34	(1)
International Magnum	3/15/96	3/15/96	25.39	25.10	26.34	(1)
International Real Estate	10/1/97	10/1/97	56.06	55.69	60.15	(5)
International Small Cap	12/15/92	—	19.61	—	19.31	(6)

U.S. Equity Portfolios:
Focus Equity	3/8/95	1/2/96	2.77	2.49	9.07	(7)
Large Cap Relative Value	1/31/90	1/2/96	16.74	16.38	22.25	(8)
Small Company Growth	11/1/89	1/2/96	11.90	11.55	13.35	(9)
Systematic Active Large Cap Core††	4/28/06	4/28/06	—	—	—	(10)
Systematic Active Small Cap Core††	4/28/06	4/28/06	—	—	—	(11)
Systematic Active Small Cap Growth††	4/28/06	4/28/06	—	—	—	(9)
Systematic Active Small Cap Value††	4/28/06	4/28/06	—	—	—	(12)
U.S. Large Cap Growth	4/2/91	1/2/96	4.07	3.85	9.07	(7)
U.S. Real Estate	2/24/95	1/2/96	38.85	38.52	35.06	(13)

Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	11.08	10.79	9.88	(14)

†      Performance figures are cumulative since inception as the Portfolio commenced operations on August 30, 2006.

††    Performance figures are cumulative since inception as the Portfolios commenced operations on April 28, 2006.

2006 Annual Report

December 31, 2006

Performance Summary (cont’d)

Five Year				Ten Year				Since Inception
Average Annual Total Return				Average Annual Total Return				Average Annual Total Return
									Comparable		Comparable
		Comparable				Comparable			Indices -		Indices -
Class A	Class B	Indices		Class A	Class B	Indices		Class A	Class A	Class B	Class B

14.10%	13.79%	14.98	%(1)	8.48%	8.24%	7.71	%(1)	8.56%	8.22%	8.33%	7.55	%(1)
27.35	27.02	26.59	(2)	11.34	11.05	9.21	(2)	11.84	10.67	11.08	8.85	(2)
16.44	16.15	9.97	(3)	—	—	—	(3)	17.20	10.15	16.87	10.15	(3)
—	—	—	(4)	—	—	—	(4)	17.20	17.01	17.11	17.01	(4)
9.38	9.09	9.97	(3)	8.99	8.69	7.64	(3)	12.05	9.34	9.84	8.12	(3)
14.80	14.54	14.98	(1)	11.98	11.72	7.71	(1)	11.97	6.17	12.33	7.55	(1)
—	—	—	(1)	—	—	—	(1)	26.70	25.50	26.27	25.50	(1)
13.08	12.78	14.98	(1)	6.75	6.47	7.71	(1)	7.02	7.73	6.73	7.73	(1)
36.36	36.01	35.05	(5)	—	—	—	(5)	18.66	17.44	18.36	17.44	(5)
21.04	—	23.97	(6)	13.12	—	7.86	(6)	14.06	8.37	—	—	(6)

3.83	3.57	2.69	(7)	7.36	7.10	5.44	(7)	12.56	8.79	9.72	6.87	(7)
7.89	7.62	10.86	(8)	10.31	10.01	11.00	(8)	11.39	12.80	10.76	11.87	(8)
11.14	10.87	6.93	(9)	14.52	14.22	4.88	(9)	13.45	7.69	13.22	5.44	(9)
—	—	—	(10)	—	—	—	(10)	7.85	9.65	7.68	9.65	(10)
—	—	—	(11)	—	—	—	(11)	(0.41)	3.90	(0.57)	3.90	(11)
—	—	—	(9)	—	—	—	(9)	(2.20)	(0.60)	(2.30)	(0.60	)(9)
—	—	—	(12)	—	—	—	(12)	4.30	8.50	4.14	8.50	(12)
3.50	3.25	2.69	(7)	6.88	6.61	5.44	(7)	10.50	8.74	8.57	6.87	(7)
25.33	25.01	23.20	(13)	17.06	16.73	14.48	(13)	19.38	16.35	18.55	16.24	(13)

14.54	14.25	14.08	(14)	9.22	8.98	10.67	(14)	11.35	10.92	12.10	12.59	(14)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)
(2)	MSCI Emerging Markets Free Net
(3)	MSCI World
(4)	FTSE EPRA/NAREIT Global Real Estate (Net)
(5)	FTSE EPRA/NAREIT Global Real Estate (80% Europe/20% Asia)
(6)	MSCI EAFE Small Cap Total Return
(7)	Russell 1000® Growth
(8)	Russell 1000® Value
(9)	Russell 2000® Growth
(10)	S&P 500®
(11)	Russell 2000®
(12)	Russell 2000® Value
(13)	FTSE NAREIT Equity REIT
(14)	J.P. Morgan Emerging Markets Bond Global

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Active International Allocation Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	24.34%	14.10%	8.48%	8.56%
MSCI EAFE Index	26.34	14.98	7.71	8.22
Lipper International Large-Cap Core Funds Index	25.11	13.60	8.92	9.84

Portfolio – Class B (5)	23.95	13.79	8.24	8.33
MSCI EAFE Index	26.34	14.98	7.71	7.55
Lipper International Large-Cap Core Funds Index	25.11	13.60	8.92	9.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 17, 1992

(5)	Commenced operations on January 2, 1996

(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, attempt to replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Active International Allocation Portfolio

governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 24.34%, net of fees, for Class A shares and 23.95%, net of fees, for Class B shares compared to 26.34% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•    For international equity markets, 2006 had a nice start and finish, up 9.4% in the first quarter and up 10.4% in the fourth quarter, in U.S. dollar terms. However, the intervening six months were disappointing. The Index’s performance for these two middle quarters was 4.7%, but local currency strength camouflaged weak equity markets and the return in local currency terms for this period was flat.

•    For the year as a whole, the Index gained 26.3% in 2006 led by Europe (up 33.7%), then Asia ex-Japan (up 32%) and finally, to cap a weak year, Japan (up 6%). In fact, most of Japan’s performance was delivered in the fourth quarter. The strength of local currencies heavily subsidized international market returns, with almost half coming from local currency appreciation. The euro gained 12% in 2006, the United Kingdom (U.K.). sterling rose 14%, and the Australian and Singapore dollars rose about 8%. Within Europe, Asia and the Far East (EAFE), only the Japanese yen did not rise against the U.S. dollar; it fell 1%.

•    2006 saw U.S. growth decelerate in the second half of the year as contractions in housing and auto production took significant chunks out of aggregate gross domestic product (GDP). Corporations also appear to have become more cautious on spending in recent months, possibly in anticipation of a consumer slowdown. However, contrary to bearish predictions, U.S. real personal consumption did not appear to be declining precipitously as growth continued to hover around 3%.

•    Much of the rest of the world retained a robust pace of growth in 2006. Europe’s economies surprised on the upside throughout the year, as the engine of growth appeared to be in the process of transitioning from corporate expansion to a later-cycle consumer upswing. Emerging market economies, particularly China and India, also continued their impressive pace of structural growth. Japan was somewhat of a disappointment in 2006, as consumer spending has not accelerated as some observers expected.

•    For the year, the Portfolio lagged the Index. Europe, in which the Portfolio held an underweight, significantly outperformed Japan during the period. Although Japan did outperform in the latter half of the fourth quarter, it was too little, too late. Furthermore, overweights to Hong Kong, Singapore and the emerging markets all contributed positively to the Portfolio’s performance but were not enough to offset the negative impacts of Europe and Japan.

Management Strategies

•           Thus far, December data confirms that U.S. growth has slowed but does not appear to be falling apart. The manufacturing Purchasing Manager’s Index (PMI) rebounded a bit to 51.4, a figure indicating slight expansion, and jobless claims have hovered around 315,000 a week. Continued softness in the price of oil appears to be feeding through into better inflation data as both November core Consumer Price Index (CPI) and core Personal Consumption Expenditures (PCE) inflation came in below expectations. Core PCE now stands at 2.2% year-over-year. November housing starts ticked up from the previous month, fueling speculation that the decline in residential construction activity may be bottoming. However, the December National Association of Home Builders (NAHB) survey did post another decline.

•           European data continues to be solid as December Economic and Monetary Union (EMU) manufacturing PMI came in at 56.5 with services PMI at 57.2. Both the December German Ifo “current assessment” and “expectations” measures came in above consensus, with the former hitting a new post-unification high. German unemployment also came in below expectations, hitting a new cycle low. The absolute decrease in unemployment was the largest decline since 1991. With the first quarter value-added tax (VAT) increase upon us, it will be interesting to see how much German growth contracts in response.

•           In the U.K., housing prices continue to rebound with nationwide home prices up 10.5% year-over-year in December. December construction PMI was robust, although manufacturing PMI has begun to tail off a bit.

•           The Japanese economy appears to be potentially stabilizing. The fourth quarter Tankan business survey was solid as capital investment plans continue to be upgraded and small and medium enterprises (SME) data was better than expected, indicating an expanding recovery base. November industrial production was decent, and it appears that consumer spending data has

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Active International Allocation Portfolio

been recovering in the fourth quarter. However, both the December Economy Watchers survey and the Shoko-Chukin small business survey were softer than expected. December manufacturing PMI also hit its lowest level since first quarter 2005.

•    Equity market valuations look reasonable to us at this time. Relative to bonds and interest rates, equities globally appear to be at fair value, if no longer cheap, in our view. Earnings have probably peaked, but if growth and inflation stay moderate, we would look for expanding valuations in 2007. The strong market returns in the fourth quarter may have put the markets in overbought territory in the short-term (especially in parts of Asia), but we believe support remains given valuation levels, moderating oil prices and a stabilizing U.S. dollar.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account Value	Expenses Paid During Period* July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1,2006	2006	2006
Class A
Actual	$1,000.00	$1,142.30	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

Class B
Actual	1,000.00	1,141.10	5.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, ifapplicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (90.9%)
Australia (2.9%)
AGL Energy Ltd.	(a)14,942	$191
Alinta Ltd.	(c)8,629	80
Alumina Ltd.	91,525	458
Amcor Ltd.	71,068	407
AMP Ltd.	42,736	341
Ansell Ltd.	5,679	50
Australia & New Zealand Banking Group Ltd.	(c)46,465	1,035
BHP Billiton Ltd.	282,988	5,651
BlueScope Steel Ltd.	59,950	408
Boral Ltd.	(c)47,082	284
Brambles Industries Ltd.	(a)31,812	322
Caltex Australia Ltd.	29,853	542
Coca-Cola Amatil Ltd.	17,210	105
Coles Myer Ltd.	(c)34,518	381
Commonwealth Bank of Australia	38,394	1,500
CSL Ltd./Australia	2,842	147
CSR Ltd.	76,379	226
Foster’s Group Ltd.	65,602	358
Insurance Australia Group Ltd.	(c)54,613	274
James Hardie Industries N.V.	(c)37,648	286
John Fairfax Holdings Ltd.	(c)32,240	123
Leighton Holdings Ltd.	(c)7,115	114
Lend Lease Corp., Ltd.	(c)13,618	198
Macquarie Bank Ltd.	6,715	418
Macquarie Infrastructure Group	74,866	204
Mayne Pharma Ltd.	(c)28,935	93
National Australia Bank Ltd.	51,258	1,635
Newcrest Mining Ltd.	26,212	545
OneSteel Ltd.	(c)44,821	166
Orica Ltd.	(c)22,596	433
Origin Energy Ltd.	(c)213,888	1,396
PaperlinX Ltd.	36,382	113
QBE Insurance Group Ltd.	22,311	508
Rinker Group Ltd.	(c)75,117	1,070
Rio Tinto Ltd.	(c)24,545	1,440
Santos Ltd.	(c)157,070	1,224
Sonic Healthcare Ltd.	5,616	66
Stockland	1,074	7
Suncorp-Metway Ltd.	(c)17,718	285
Sydney Roads Group	(c)24,955	26
Symbion Health Ltd.	28,935	87
TABCORP Holdings Ltd.	13,036	173
Telstra Corp., Ltd.	69,366	227
Toll Holdings Ltd.	12,151	175
Transurban Group	(c)19,630	118
Wesfarmers Ltd.	(c)12,074	358
Westpac Banking Corp.	54,298	1,039
Woodside Petroleum Ltd.	(c)85,928	2,585
Woolworths Ltd.	33,259	627
		28,499
Austria (1.0%)
Andritz AG	975	212
Bank Austria Creditanstalt AG	(c)2,955	467
Boehler-Uddeholm AG	4,948	347
Erste Bank der Oesterreichischen Sparkassen AG	25,742	1,974
Flughafen Wien AG	1,465	144
IMMOFINANZ Immobilien Anlagen AG	(a)47,356	675
Mayr-Melnhof Karton AG	597	112
Meinl European Land Ltd.	(a)15,541	399
OMV AG	(c)22,741	1,291
Raiffeisen International Bank Holding AG	3,792	578
Telekom Austria AG	45,499	1,219
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	(c)10,670	569
Voestalpine AG	10,008	565
Wiener Staedtische Allgemeine Versicherung AG	(c)3,115	219
Wienerberger AG	7,967	473
		9,244
Belgium (0.9%)
AGFA-Gevaert N.V.	4,251	109
Bekaert S.A.	539	67
Belgacom S.A.	(c)6,763	298
Dexia	58,800	1,610
Fortis	90,067	3,843
InBev N.V.	3,651	241
KBC Group N.V.	8,105	994
Solvay S.A., Class A	(c)4,197	644
UCB S.A.	6,911	474
Umicore	1,785	304
		8,584
Brazil (1.3%)
AmBev	241,555	107
AmBev (Preference)	1,200,781	592
Aracruz Celulose S.A., Class B (Preference)	31,988	197
Arcelor Brasil S.A.	5,404	106
Banco Bradesco S.A. (Preference)	29,000	1,174
Banco Itau Holding Financeira S.A. (Preference)	30,170	1,093
Brasil Telecom Participacoes S.A. (Preference)	16,991,044	146
CEMIG S.A. (Preference)	7,110,000	349
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference)	(c)900	31
Cia de Concessoes Rodoviarias	18,000	243
Cia Siderurgica Nacional S.A.	5,976	180
Contax Participacoes S.A.	9,831	9
CVRD, Class A (Preference)	90,276	2,286
Electrobras S.A., Class B (Preference)	8,073,614	181
Embratel Participacoes S.A. (Preference)	7,843,216	26
Empresa Brasileira De Aeronautica	24,416	252
Gerdau S.A. (Preference)	23,250	380
Gol Linhas Aereas Inteligentes S.A. ADR	(c)7,800	224
Klabin S.A. (Preference)	43,000	108
Petrobras S.A. (Preference)	158,500	3,694
Sadia S.A. (Preference)	34,500	116
Souza Cruz S.A.	5,800	103

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Brazil (cont’d)
Tele Norte Leste Participacoes S.A. (Preference)	20,831	$312
Unibanco ADR	(c)5,650	525
Usiminas S.A., Class A (Preference)	7,400	279
Vivo Participacoes S.A. (Preference)	(a)31,339	128
Votorantim Celulose e Papel S.A. (Preference)	5,968	116
		12,957
China (1.5%)
Air China Ltd., Class H	289,000	156
Aluminum Corp. of China Ltd., Class H	294,000	272
Angang New Steel Co. Ltd., Class H	14,000	21
Anhui Conch Cement Co., Ltd.	6,000	20
Anhui Expressway Co.	506,000	409
Bank of China Ltd.	(a)1,529,000	839
Bank of Communications Co., Ltd.	1,007,000	1,222
China Construction Bank, Class H	(e)2,292,909	1,459
China Life Insurance Co., Ltd.	502,000	1,714
China Mobile Hong Kong Ltd.	166,500	1,438
China Petroleum & Chemical Corp., Class H	1,174,000	1,087
China Shenhua Energy Co.	237,500	572
China Shipping Development Co., Ltd., Class H	117,891	180
China Telecom Corp., Ltd., Class H	1,116,000	611
Cosco Holdings	223,000	145
Datang International Power Generation Co., Ltd., Class H	(c)132,000	137
Dongfeng Motor Group Co., Ltd.	(a)178,885	87
Harbin Power Equipment	(c)318,000	365
Hopewell Highway Infrastructure Ltd.	329,231	282
Huaneng Power International, Inc., Class H	292,000	261
Jiangxi Copper Co., Ltd., Class H	103,000	105
PetroChina Co., Ltd., Class H	1,106,000	1,567
PingAn Insurance Group Co. of China Ltd., Class H	91,500	506
Shanghai Electric Group Corp.	60,000	25
Sichuan Expressway Co., Ltd.	850,000	163
Sinopec Shangai Petrochemical Co., Ltd., Class H	44,000	23
Yanzhou Coal MiningCo., Ltd., Class H	160,000	129
Zhejiang Expressway Co., Ltd., Class H	42,000	32
Zijin Mining Group Co.,Ltd.	222,000	155
		13,982
Denmark (0.5%)
AP Moller - Maersk A/S	74	697
Danske Bank A/S	45,345	2,015
DSV A/S	1,175	215
GN Store Nord A/S	21,800	322
Novo-Nordisk A/S, Class B	15,000	1,249
Novozymes A/S, Class B	3,314	285
Vestas Wind Systems A/S	(a)10,650	450
		5,233
Egypt (0.1%)
Orascom Telecom Holding SAE	9,149	605
Finland (0.9%)
Cargotec Corp., Class B	2,604	145
Fortum Oyj	16,886	481
KeskoOyj, Class B	4,358	230
KoneOyj, Class B	5,208	295
Metso Oyj	7,730	390
Neste Oil Oyj	6,952	211
Nokia Oyj	178,915	3,656
Outokumpu Oyj	(c)15,450	605
Rautaruukki Oyj	6,293	250
Sampo Oyj, Class A	22,919	614
Stora Enso Oyj, Class R	41,550	658
TietoEnator Oyj	(c)10,536	340
UPM-Kymmene Oyj	36,167	913
Uponor Oyj	(c)2,904	109
Wartsila Oyj, Class B	4,034	217
		9,114
France (7.5%)
Accor S.A.	(c)18,464	1,431
Alcatel S.A.	87,177	1,254
Alstom	(a)7,268	985
Arkema	(a)3,363	173
Atos OriginS.A.	(a)1,557	92
AXA S.A.	142,852	5,784
BNP Paribas S.A.	75,639	8,252
Bouygues S.A.	(c)16,979	1,090
Business Objects S.A.	(a)4,600	181
Cap Gemini S.A.	13,124	824
Carrefour S.A.	(c)31,579	1,915
Casino Guichard Perrachon S.A.	3,591	334
Cie de Saint-Gobain	18,247	1,533
Cie Generale d’Optique Essilor International S.A.	(c)3,527	379
CNP Assurances	5,372	600
Credit Agricole S.A.	34,585	1,455
Dassault Systemes S.A.	4,244	225
European Aeronautic Defense & Space Co. N.V.	14,611	503
Euronext N.V.	6,578	777
France Telecom S.A.	(c)89,477	2,475
Gecina S.A. REIT	3,084	590
Groupe Danone	(c)13,945	2,113
Hermes International	1,335	167
Imerys S.A.	2,205	196
Klepierre REIT	2,600	491
L’Air Liquide S.A.	(c)8,028	1,907
L’Oreal S.A.	2,146	215
Lafarge S.A.	(c)11,729	1,745
Lagardere S.C.A.	(c)6,292	507
LVMH Moet Hennessy Louis Vuitton S.A.	10,888	1,149
Michelin (CGDE), Class B	4,696	450
Mittal Steel Co., N.V.	35,707	1,507
Neopost S.A.	2,457	309
Pernod-Ricard S.A.	(c)1,088	250
Peugeot S.A.	(c)5,348	354
PPR S.A.	2,823	422

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
France (cont’d)
Publicis Groupe	4,217	$178
Renault S.A.	(c)5,505	661
Safran S.A.	(c)4,910	114
Sanofi-Aventis S.A.	(c)59,968	5,537
Schneider Electric S.A.	(c)13,164	1,461
Societe BIC S.A.	1,627	113
Societe Generale	29,834	5,065
Societe Television Francaise 1	(c)5,196	193
Sodexho Alliance S.A.	10,220	641
Suez S.A.	(c)31,273	1,620
Suez S.A. (London Shares)	2,940	153
Suez S.A. (VVPR-strip)	(a)2,940	@—
Technip S.A.	(c)1,528	105
Thales S.A.	(c)6,720	335
Thomson	(c)10,855	212
Total S.A.	(c)134,548	9,706
Unibail REIT	(c)4,206	1,028
Valeo S.A.	5,295	220
Veolia Environnement	(c)7,021	541
Vinci S.A.	(c)8,430	1,077
Vivendi Universal S.A.	(c)39,320	1,537
Zodiac S.A.	(c)631	42
		73,173
Germany (8.6%)
Adidas-Salomon AG	19,444	968
Allianz AG (Registered)	(c)36,412	7,439
Altana AG	(c)6,726	417
BASF AG	50,110	4,885
Bayer AG	50,260	2,698
Beiersdorf AG	4,911	318
Celesio AG	7,538	404
Commerzbank AG	(c)63,914	2,434
Continental AG	12,188	1,417
Depfa Bank plc	33,731	604
DaimlerChrysler AG	76,254	4,711
Deutsche Bank AG (Registered)	54,034	7,228
Deutsche Boerse AG	9,550	1,758
Deutsche Lufthansa AG (Registered)	21,401	589
Deutsche Post AG (Registered)	(c)67,221	2,027
Deutsche Postbank AG	5,256	444
Deutsche Telekom AG (Registered)	(c)267,209	4,882
E. ON AG	(c)57,948	7,866
Fresenius Medical Care AG	6,009	801
Heidelberger Druckmaschinen	4,900	232
Henkel KGaA (Non-Voting Shares)	5,711	840
Hochtief AG	5,220	380
Hypo Real Estate Holding AG	12,650	797
KarstadtQuelle AG	(a)(c)7,464	216
Linde AG	7,344	759
MAN AG	14,595	1,319
Merck KGaA	4,614	478
Metro AG	13,436	857
Muenchener Rueckversicherungs AG (Registered)	18,393	3,167
Porsche AG (Non-Voting Shares)	684	871
Puma AG Rudolf Dassler Sport	1,157	452
Qiagen N.V	(a)(c)12,827	197
RWE AG	38,790	4,276
RWE AG (Non-Voting Shares)	3,400	323
SAP AG	(c)83,316	4,428
Siemens AG (Registered)	75,394	7,478
Suedzucker AG	(c)6,971	169
ThyssenKrupp AG	34,153	1,609
TUI AG	(c)21,483	429
Volkswagen AG	(c)14,729	1,670
Volkswagen AG (Non-Voting Shares)	8,799	657
		83,494
Greece (0.3%)
Alpha Bank A.E.	19,483	589
EFG Eurobank Ergasias S.A.	9,250	335
National Bank of Greece S.A.	18,033	831
OPAP S.A.	12,910	499
Titan Cement Co., S.A.	3,950	215
		2,469
Hong Kong (3.2%)
Bank of East Asia Ltd.	(c)228,342	1,293
BOC Hong Kong Holdings Ltd.	542,500	1,472
Cathay Pacific Airways Ltd.	(c)154,000	380
Cheung Kong Holdings Ltd.	226,000	2,782
Cheung Kong Infrastructure Holdings Ltd.	(c)84,000	261
China National Building Material Co., Ltd.	425,400	276
China Water Affairs Group Ltd.	(a)(c)470,000	180
CLP Holdings Ltd.	258,300	1,909
Esprit Holdings Ltd.	141,500	1,580
Guangdong Investments, Ltd.	836,000	377
Guangzhou R&F Properties Co., Ltd.	73,600	159
Hang Lung Properties Ltd.	(c)282,000	707
Hang Seng Bank Ltd.	(c)105,400	1,440
Henderson Land Development Co., Ltd.	(c)109,000	610
Hong Kong & China Gas Co., Ltd.	(c)560,079	1,260
Hong Kong Exchanges & Clearing Ltd.	157,000	1,726
HongKong Electric Holdings Ltd.	(c)205,500	1,007
Hopewell Holdings Ltd.	95,000	333
Hutchison Telecommunications International, Ltd.	(a)207,000	522
Hutchison Whampoa Ltd.	310,200	3,153
Hysan Development Co., Ltd.	99,909	261
Johnson Electric Holdings Ltd.	235,500	161
Kerry Properties Ltd.	63,809	298
Kingboard ChemicalHoldings Ltd.	103,500	407
Li & Fung Ltd.	271,700	845
Link REIT(The)	246,000	506
MTR Corp.	(c)211,825	533
New World Development Ltd.	348,209	701
NWS Holdings Ltd.	83,936	192
PCCW Ltd.	552,411	336
Shangri-La Asia Ltd.	156,424	403
Sino Land Co.	(c)180,948	422
Sun Hung Kai Properties Ltd.	193,000	2,217
Swire Pacific Ltd., Class A	135,000	1,450
Techtronic Industries Co.	137,500	178

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Hong Kong (cont’d)
Television Broadcasts Ltd.	43,000	$263
Wasion Meters Group Ltd.	186,379	66
Wharf Holdings Ltd.	183,600	679
Yue Yuen Industrial Holdings Ltd.	88,500	281
		31,626
India (0.6%)
ABB Ltd. India	538	45
ACC Ltd.	1,027	25
Bajaj Auto Ltd.	1,077	64
Bharat Forge Company, Ltd.	3,455	28
Bharat Heavy Electricals Corp.	2,347	122
Bharti Airtel Ltd.	(a)80,148	1,175
Cipla Ltd/India	6,421	36
Dr. Reddy’s Laboratories Ltd.	3,530	65
GAIL India Ltd.	9,000	53
GlaxoSmithKline Pharmaceuticals Ltd.	655	17
Glenmark Pharmaceuticals Ltd.	2,133	29
Grasim Industries Ltd.	1,271	80
Gujarat Ambuja Cements, Ltd.	17,500	56
HDFC Bank Ltd.	6,706	162
Hero Honda Motors Ltd.	2,862	49
Hindalco Industries Ltd.	18,800	74
Hindustan Lever Ltd.	28,350	139
Housing Development Finance Corp.	6,335	233
I-Flex Solutions Ltd.	632	28
ICICI Bank, Ltd.	21,715	437
Infosys Technologies Ltd.	13,700	694
ITC Ltd.	38,000	151
Larsen & Toubro Limited	3,588	117
Mahanagar Telephone Nigam Ltd.	6,597	21
Mahindra & Mahindra Ltd.	3,597	74
Maruti Udyog Ltd.	2,439	51
Oil & Natural Gas Corp., Ltd.	8,423	166
Ranbaxy Laboratories Ltd.	5,213	46
Reliance Communication Ltd.	(a)23,700	253
Reliance Energy Ltd.	2,101	25
Reliance Industries Ltd.	22,361	642
Satyam Computer Services Ltd.	16,086	176
Sun Pharmaceutical Ltd.	1,644	37
Tata Consultancy Services Ltd.	4,450	123
Tata Motors Ltd.	6,657	135
Tata Steel Ltd.	4,632	50
UTI Bank Ltd.	3,900	41
Wipro Ltd.	6,944	95
Zee News Ltd.	(d)(l)3,588	3
Zee Telefilms Ltd.	7,177	48
Wire & Wireless Ltd.	(d)(l)3,244	2
		5,867
Indonesia (0.1%)
Telekomunikasi Indonesia Tbk PT	1,003,500	1,127
Ireland (0.1%)
Allied Irish Banks plc	16,500	493
Bank of Ireland	8,600	198
		691
Italy (1.0%)
Alleanza Assicurazioni S.p.A.	(c)2,521	34
Assicurazioni Generali S.p.A.	4,265	187
Autogrill S.p.A.	1,797	33
Autostrade S.p.A.	3,681	106
Banca Fideuram S.p.A.	813	5
Banca Intesa S.p.A.	162,256	1,253
Banca Intesa S.p.A. RNC	2,270	17
Banca Monte dei Paschi di Siena S.p.A.	2,336	15
Banca Popolare di Milano Scrl	695	12
Banche Popolari Unite Scrl	19,983	549
BancoPopolare di Verona e Novara Scrl	(c)2,982	86
Benetton Group S.p.A.	456	9
Capitalia S.p.A.	41,777	395
Enel S.p.A.	(c)9,815	101
ENI S.p.A.	50,744	1,707
Fiat S.p.A.	(a)3,080	59
Finmeccanica S.p.A.	3,429	93
Italcementi S.p.A.	370	10
Luxottica Group S.p.A.	1,328	41
Mediaset S.p.A.	3,285	39
Mediobanca S.p.A.	11,378	269
Mediolanum S.p.A.	611	5
Pirelli & C S.p.A.	27,686	28
Sanpaolo IMI S.p.A.	38,781	901
Seat Pagine Gialle S.p.A.	(c)13,264	8
Snam Rete Gas S.p.A.	(c)1,548	9
Telecom Italia S.p.A.	(c)106,911	323
TelecomItalia S.p.A. RNC	(c)61,216	155
Tiscali S.p.A.	(a)(c)935	3
UniCredito Italiano S.p.A.	395,020	3,462
		9,914
Japan (23.0%)
77 Bank Ltd. (The)	(c)64,000	406
Acom Co.,Ltd.	1,980	67
Advantest Corp.	(c)18,290	1,048
Aeon Co., Ltd.	39,200	848
Aeon Credit Service Co., Ltd.	(c)2,300	44
Aiful Corp.	1,750	49
Ajinomoto Co., Inc.	(c)62,400	825
Alps Electric Co., Ltd.	(c)13,700	149
Amada Co., Ltd.	26,000	276
Asahi Breweries Ltd.	(c)33,600	538
Asahi Glass Co., Ltd.	(c)108,800	1,307
Asahi Kasei Corp.	103,000	674
Asatsu-DK, Inc.	3,400	108
Astellas Pharma, Inc.	42,700	1,941
Bank of Fukuoka Ltd. (The)	(c)86,000	627
Bank of Kyoto Ltd (The)	(c)22,000	205
Bank of Yokohama Ltd. (The)	146,000	1,143
Benesse Corp.	(c)5,000	190
Bridgestone Corp.	(c)84,000	1,874
Canon, Inc.	(c)82,400	4,639
Casio Computer Co., Ltd.	(c)33,600	762
Central Japan Railway Co.	124	1,282
Chiba Bank Ltd. (The)	61,000	516

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont’d)
Chiyoda Corp.	18,000	$352
Chubu Electric Power Co., Inc.	42,200	1,262
Chugai Pharmaceutical Co., Ltd.	22,507	464
Citizen Watch Co., Ltd.	(c)28,700	220
Coca-Cola West Japan Co., Ltd.	1,300	30
COMSYS Holdings Corp.	15,000	166
Credit Saison Co., Ltd.	4,400	152
CSK Holdings Corp.	(c)7,200	307
Dai Nippon Printing Co., Ltd.	37,600	581
Daicel Chemical Industries Ltd.	(c)12,000	85
Daiichi Sankyo Co., Ltd.	58,300	1,822
Daikin Industries Ltd.	(c)15,800	550
Daimaru, Inc.	24,000	325
Dainippon Ink & Chemicals, Inc.	53,000	207
Daito Trust Construction Co., Ltd.	14,100	647
Daiwa House Industry Co., Ltd.	(c)73,600	1,280
Daiwa Securities Group, Inc.	102,000	1,144
Denki Kagaku Kogyo K.K.	36,000	150
Denso Corp.	60,250	2,390
Dowa Mining Co., Ltd.	49,000	419
E*Trade Securities Co., Ltd.	(c)132	125
East Japan Railway Co.	302	2,017
Ebara Corp.	(c)30,800	118
Eisai Co., Ltd.	20,002	1,099
FamilyMart Co., Ltd.	4,900	133
Fanuc Ltd.	16,600	1,635
Fast Retailing Co.,Ltd.	7,700	735
Fuji Electric Holdings Co., Ltd.	15,000	81
Fuji Soft ABC, Inc.	3,400	81
Fuji Television Network, Inc.	31	71
Fujifilm Holdings Corp.	39,100	1,607
Fujikura Ltd.	22,000	194
Fujitsu Ltd.	148,200	1,163
Furukawa Electric Co., Ltd.	53,800	338
Hankyu Department Stores, Inc.	9,000	75
Hirose Electric Co., Ltd.	2,400	272
Hitachi Construction Machinery Co., Ltd.	2,800	75
Hitachi Ltd.	269,000	1,677
Hitachi Plant Technologies Ltd.	60,000	320
Hokkaido Electric Power Co., Inc.	8,200	209
Hokuhoku Financial Group, Inc.	165,000	605
Honda Motor Co., Ltd.	168,804	6,667
Hoya Corp.	33,200	1,294
Ibiden Co., Ltd.	9,800	494
Index Corp.	(c)94	55
Inpex Holdings Inc.	(a)39	321
Isetan Co., Ltd.	16,100	291
Ishikawajima-Harima Heavy Industries Co., Ltd.	(c)93,000	315
Ito En Ltd.	(c)3,800	116
Itochu Corp.	123,000	1,010
Itochu Techno-Science Corp.	3,000	160
Japan Airlines Corp.	(a)(c)79,000	141
Japan Real Estate Investment Corp. REIT	53	570
Japan Retail Fund Investment Corp. REIT	48	391
Japan Tobacco, Inc.	335	1,619
JFE Holdings, Inc.	(c)32,000	1,648
JGC Corp.	(c)24,000	412
Joyo Bank Ltd. (The)	(c)115,000	635
JS Group Corp.	21,900	461
JSR Corp.	12,900	334
Kajima Corp.	113,400	497
Kamigumi Co., Ltd.	1,000	8
Kaneka Corp.	21,000	191
Kansai Electric Power Co., Inc. (The)	60,200	1,624
Kao Corp.	50,000	1,349
Kawasaki Heavy Industries Ltd.	(c)183,000	687
Kawasaki Kisen Kaisha Ltd.	(c)5,000	39
Keihin Electric Express Railway Co., Ltd.	(c)32,000	220
Keio Corp.	19,000	123
Keyence Corp.	3,000	743
Kikkoman Corp.	(c)10,000	121
Kinden Corp.	1,000	8
Kintetsu Corp.	(c)140,200	409
Kirin Brewery Co., Ltd.	(c)83,400	1,311
Kobe Steel Ltd.	166,000	569
Kokuyo Co., Ltd.	5,700	90
Komatsu Ltd.	96,400	1,956
Konami Corp.	(c)10,000	303
Konica Minolta Holdings, Inc.	(a)37,000	522
Kubota Corp.	132,000	1,222
Kuraray Co., Ltd.	(c)29,500	348
Kurita Water Industries Ltd.	5,800	125
Kyocera Corp.	13,100	1,235
Kyowa Hakko Kogyo Co., Ltd.	26,028	223
Kyushu Electric Power Co., Inc.	26,400	697
Lawson, Inc.	(c)4,700	168
Leopalace21 Corp.	10,800	345
Mabuchi Motor Co., Ltd.	2,300	137
Marubeni Corp.	120,000	609
Marui Co., Ltd.	35,800	418
Matsui Securities Co., Ltd.	(c)10,100	77
Matsushita Electric Industrial Co., Ltd.	176,000	3,512
Matsushita Electric Works Ltd.	(c)28,000	324
Meiji Dairies Corp.	(c)16,000	126
Meiji Seika Kaisha Ltd.	19,000	91
Meitec Corp.	(c)2,400	73
Millea Holdings, Inc.	61,500	2,171
Minebea Co., Ltd.	33,000	231
Mitsubishi Chemical Holdings Corp.	73,500	463
Mitsubishi Corp.	109,700	2,065
Mitsubishi ElectricCorp.	186,800	1,705
Mitsubishi Estate Co., Ltd.	(c)99,000	2,562
Mitsubishi Heavy Industries Ltd.	316,000	1,437
Mitsubishi Logistics Corp.	7,000	109
Mitsubishi Materials Corp.	(c)161,000	605
Mitsubishi Rayon Co., Ltd.	42,000	282
Mitsubishi UFJ FinancialGroup, Inc	662	8,177
Mitsubishi UFJ Securities Co.	21,000	233
Mitsui & Co., Ltd.	132,800	1,986

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont’d)
Mitsui Chemicals, Inc.	42,000	$323
Mitsui Fudosan Co., Ltd.	(c)71,400	1,743
Mitsui Mining & Smelting Co., Ltd.	96,000	481
Mitsui OSK Lines Ltd.	13,000	128
Mitsui Sumitomo Insurance Co., Ltd.	102,000	1,116
Mitsui Trust Holdings, Inc.	48,545	557
Mitsukoshi Ltd.	32,000	150
Miura Co., Ltd.	7,000	178
Mizuho Financial Group, Inc.	844	6,028
Murata Manufacturing Co., Ltd.	(c)16,200	1,096
Namco Bandai Holdings, Inc.	(c)2,400	35
NEC Corp.	160,400	767
NEC Electronics Corp.	(a)(c)4,600	135
Net One Systems Co., Ltd.	(c)58	77
NGK Insulators Ltd.	(c)34,600	534
NGK Spark Plug Co., Ltd.	(c)21,000	395
Nidec Corp.	(c)8,700	673
Nikko CordialCorp.	69,000	791
Nikon Corp.	(c)27,000	592
Nintendo Co., Ltd.	(c)10,900	2,830
Nippon Building Fund, Inc. REIT	(c)63	836
Nippon Electric Glass Co., Ltd.	17,000	357
Nippon Express Co., Ltd.	74,800	409
Nippon Meat Packers, Inc.	18,600	203
Nippon Mining Holdings, Inc.	43,500	313
Nippon Oil Corp.	134,800	902
Nippon Paper Group, Inc.	70	264
Nippon Sheet Glass Co., Ltd.	(c)37,000	173
Nippon Steel Corp.	418,000	2,403
Nippon Telegraph & Telephone Corp.	255	1,256
Nippon Yusen Kabushiki Kaisha	99,000	724
Nishi-Nippon Bank Ltd (The)	44,000	189
Nissan Chemical Industries Ltd.	(c)11,000	137
Nissan Motor Co., Ltd.	250,900	3,021
Nisshin Seifun Group, Inc.	12,500	129
Nisshinbo Industries, Inc.	6,000	62
Nissin Food Products Co., Ltd.	(c)6,500	241
Nitto Denko Corp.	17,800	891
Nomura Holdings, Inc.	147,200	2,777
Nomura Research Institute Ltd.	2,500	363
NSK Ltd.	62,000	611
NTN Corp.	44,000	395
NTT Data Corp.	(c)140	701
NTT Do CoMo,Inc.	334	528
Obayashi Corp.	77,000	500
Obic Co., Ltd.	800	166
OJI Paper Co., Ltd.	96,400	512
Oki Electric Industry Co., Ltd.	(c)44,000	98
Okumura Corp.	21,000	104
Olympus Corp.	11,000	346
Omron Corp.	17,900	508
Onward Kashiyama Co., Ltd.	(c)16,000	204
Oracle Corp. Japan	(c)3,500	162
Oriental Land Co., Ltd.	(c)5,700	298
Osaka Gas Co., Ltd.	155,600	579
Pioneer Corp.	14,454	198
Promise Co.,Ltd.	(c)2,350	73
Resona Holdings, Inc.	(c)411	1,122
Ricoh Co., Ltd.	52,000	1,062
Rohm Co., Ltd.	(c)13,200	1,314
Sanken Electric Co., Ltd.	13,000	160
Sanyo Electric Co., Ltd.	(a)(c)148,000	188
Sapporo Holdings Ltd.	(c)17,000	97
Secom Co., Ltd.	14,600	757
Seiko Epson Corp.	(c)9,800	238
Sekisui Chemical Co., Ltd.	44,000	351
Sekisui House Ltd.	87,600	1,276
Seven & I Holdings Co., Ltd.	64,000	1,990
Sharp Corp.	73,200	1,261
Shimachu Co., Ltd.	(c)5,300	154
Shimamura Co., Ltd.	2,000	230
Shimano, Inc.	8,600	249
Shimizu Corp.	81,600	408
Shin-Etsu Chemical Co., Ltd.	33,896	2,270
Shinko Securities Co.	(c)36,000	140
Shinsei Bank Ltd.	140,000	824
Shionogi & Co., Ltd.	(c)24,000	472
Shiseido Co., Ltd.	32,000	694
Shizuoka Bank Ltd. (The)	(c)52,000	516
Showa Denko K.K.	(c)55,000	211
Showa Shell Sekiyu K.K.	(c)14,300	160
SMC Corp.	5,800	823
Softbank Corp.	(c)81,200	1,580
Sompo Japan Insurance, Inc.	70,000	856
Sony Corp.	62,097	2,661
Stanley Electric Co., Ltd.	6,300	126
Sumitomo Bakelite Co., Ltd.	11,000	76
Sumitomo Chemical Co., Ltd.	117,600	912
Sumitomo Corp.	(c)80,400	1,203
Sumitomo Electric Industries Ltd.	(c)59,800	935
Sumitomo Heavy Industries Ltd.	38,000	399
Sumitomo Metal Industries Ltd.	248,000	1,077
Sumitomo Metal Mining Co., Ltd.	90,800	1,165
Sumitomo Mitsui Financial Group,Inc.	(c)405	4,152
Sumitomo Realty & Development Co., Ltd.	32,000	1,027
Sumitomo Trust & Banking Co., Ltd. (The)	113,000	1,185
T&D Holdings, Inc.	19,350	1,280
Taiheiyo Cement Corp.	(c)52,000	204
Taisei Corp.	(c)110,000	336
Taisho Pharmaceutical Co., Ltd.	(c)12,441	226
Taiyo Yuden Co., Ltd.	(c)7,000	124
Takara Holdings, Inc.	(c)10,000	64
Takashimaya Co., Ltd.	(c)33,000	466
Takeda Pharmaceutical Co., Ltd.	70,800	4,861
Takefuji Corp.	(c)3,010	119
TDK Corp.	10,100	803
Teijin Ltd.	74,400	458
Terumo Corp.	17,300	680
THK Co., Ltd.	3,400	88
TIS, Inc.	3,304	78
Tobu Railway Co., Ltd.	(c)76,400	369

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont’d)
Toho Co., Ltd.	(c)6,000	$108
Tohoku Electric Power Co., Inc.	35,500	887
Tokyo Broadcasting System, Inc.	9,500	317
Tokyo Electric Power Co., Inc. (The)	88,000	2,847
Tokyo Electron Ltd.	20,000	1,576
Tokyo Gas Co., Ltd.	(c)183,600	977
Tokyo Tatemono Co., Ltd.	24,000	267
Tokyu Corp.	(c)85,400	547
TonenGeneral Sekiyu K.K.	(c)29,000	287
Toppan Printing Co., Ltd.	(c)36,600	404
Toray Industries, Inc.	103,100	773
Toshiba Corp.	(c)230,000	1,498
Tosoh Corp.	40,000	177
Toto Ltd.	(c)43,600	437
Toyo Seikan Kaisha Ltd.	(c)16,600	275
Toyoba Co., Ltd.	5,000	15
Toyoda Gosei Co., Ltd.	800	19
Toyota Industries Corp.	(c)8,850	407
Toyota Motor Corp.	272,800	18,247
Trend Micro, Inc.	(a)(c)10,700	314
Uni-Charm Corp.	(c)3,500	208
Uniden Corp.	5,000	34
UNY Co., Ltd.	(c)10,000	130
Ushio, Inc.	(c)3,500	72
USS Co., Ltd.	2,730	178
Wacoal Holdings Corp.	(c)6,000	82
West Japan Railway Co.	31	133
Yahoo! Japan Corp.	(c)1,666	664
Yakult Honsha Co., Ltd.	(c)8,800	253
Yamada Denki Co., Ltd.	(c)9,700	823
Yamaha Corp.	8,600	182
Yamaha Motor Co., Ltd.	3,500	110
Yamato Holdings Co., Ltd.	(c)24,000	369
Yamazaki Baking Co., Ltd.	(c)8,000	78
Yokogawa ElectricCorp.	(c)17,100	271
		222,866
Malaysia (0.0%)
IJM Corp. Bhd	108,900	227
Mexico (1.6%)
Alfa S.A. de C.V., Class A	34,500	230
America Movil S.A. de C.V.	2,357,300	5,315
Cemex S.A. de C.V.	(a)600,800	2,036
Coca-Cola Femsa S.A. de C.V.	14,500	55
Corp. GEO S.A. de C.V.	(a)39,700	199
Fomento Economico Mexicano S.A. de C.V.	65,600	761
Grupo Carso S.A. de C.V., Class A1	77,700	288
Grupo Financiero Banorte S.A. de C.V., Class O	138,100	540
Grupo Mexico S.A. de C.V., Class B	109,200	400
Grupo Modelo S.A., Class C	54,400	301
Grupo Televisa S.A.	217,900	1,180
Telefonos de Mexico S.A. de C.V.	1,252,500	1,776
Urbi Desarrollos Urbanos S.A. de C.V.	(a)39,000	141
Kimberly-Clarkde Mexico S.A. de C.V., Class A	51,500	238
Wal-Mart de Mexico S.A. de C.V., Series V	378,800	1,667
		15,127
Netherlands (3.0%)
ABN AMRO Holding N.V.	132,491	4,259
Aegon N.V.	144,246	2,750
Akzo Nobel N.V.	18,256	1,114
Corio N.V. REIT	5,854	478
Hagemeyer N.V.	(a)4,613	23
Heineken N.V.	48,272	2,296
ING Groep N.V. CVA	126,199	5,595
Koninklijke KPN NV	106,404	494
Koninklijke Philips Electronics N.V.	56,394	2,127
OCE N.V.	(c)6,272	103
Reed Elsevier N.V.	29,077	496
Rodamco Europe N.V.	4,805	639
Royal KPN N.V.	106,404	1,513
Royal Numico N.V.	(c)8,957	482
TNT N.V.	46,071	1,981
Unilever N.V. CVA	147,160	4,021
Wereldhave N.V. REIT	2,385	318
Wolters Kluwer N.V. CVA	15,747	453
		29,142
New Zealand (0.0%)
TelecomCorp. of New Zealand Ltd.	(c)20,517	70
Norway (0.5%)
DNB NOR ASA	23,299	331
Norsk Hydro A S	46,495	1,443
Norske Skogindustrier ASA	12,100	208
Orkla ASA	(c)10,500	594
Statoil ASA	(c)38,450	1,019
Tandberg ASA	(c)10,600	160
Tandberg Television ASA	(a)(c)5,400	68
Telenor ASA	44,200	831
Yara International ASA	14,819	337
		4,991
Philippines (0.1%)
Philippines Long Distance Telephone Co.	17,275	898
Poland (0.5%)
Agora S.A.	5,609	71
Bank BPH	1,394	445
Bank Pekao S.A.	11,930	932
Bank ZachodniWBK S.A.	3,886	301
Grupa Kety S.A.	163	11
KGHM Polska Miedz S.A.	19,397	595
Polski Koncern Naftowy Orlen	45,510	748
Powszechna Kasa Oszczednosci Bank
Polski S.A.	56,862	920
Prokom SoftwareS.A.	1,723	81
Telekomunikacja Polska S.A.	105,261	890
		4,994

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered)	118,222	$437
Brisa-Auto Estradas de Portugal S.A.	(c)23,604	294
Energias de Portugal S.A.	24,260	123
Portugal Telecom SGPS S.A. (Registered)	40,620	528
PT Multimedia SGPS S.A.	1,488	19
		1,401
Russia (1.0%)
LUKOIL ADR	19,380	1,694
MMC Norilsk Nickel ADR	(c)10,348	1,635
Mobile Telesystems ADR	(c)10,900	547
OAO Gazprom ADR (Registered)	16,337	752
OAO Gazprom ADR (Registered)	47,481	2,186
Polyus Gold Co.	(a)6,500	320
Surgutneftegaz ADR	(c)8,900	685
Surgutneftegaz ADR (Preference)	4,300	482
Tatneft GDR	4,100	390
Unified Energy System GDR	5,050	553
Vimpel-Communications ADR	(a)5,700	450
		9,694
Singapore (2.0%)
Ascendas REIT	158,000	275
CapitaLand Ltd.	193,000	780
CapitaMall Trust REIT	140,500	267
Chartered Semiconductor Manufacturing Ltd.	(a)(c)227,000	189
City Developments Ltd.	85,719	710
ComfortDelgro Corp., Ltd.	304,477	320
Cosco Corp Singapore	132,000	198
Creative Technology Ltd.	13,267	88
DBS Group Holdings Ltd.	171,612	2,529
Fraser & Neave, Ltd.	204,000	599
Jardine Cycle & Carriage Ltd.	27,034	261
K-REIT Asia	9,200	15
Keppel Corp., Ltd.	87,000	998
Keppel Land Ltd.	57,000	256
Neptune Orient Lines Ltd.	(c)113,000	154
Overseas-Chinese Banking Corp.	387,712	1,946
Parkway Holdings Ltd.	100,000	205
SembCorp Industries Ltd.	133,183	333
SembCorp Marine Ltd.	90,000	200
Singapore Airlines Ltd.	90,000	1,027
Singapore Exchange Ltd.	123,539	459
Singapore Land Ltd.	37,000	208
Singapore Post Ltd.	243,000	173
Singapore Press Holdings Ltd.	244,028	681
Singapore Technologies Engineering Ltd.	214,296	430
Singapore Telecommunications Ltd.	1,641,015	3,509
STATS ChipPAC Ltd.	(a)218,000	166
United Overseas Bank Ltd.	178,389	2,256
United Overseas Land Ltd. (London Shares)	98,189	278
Venture Corp., Ltd.	41,444	365
		19,875
South Africa(0.1%)
MTN Group Ltd.	116,299	1,415
South Korea (0.4%)
Doosan Heavy Industries and Construction Co., Ltd.	(a)15,360	731
Samsung Electronics Co., Ltd.	4,265	2,811
		3,542
Spain (2.7%)
Abertis Infraestructuras S.A.	(c)22,215	660
Acciona S.A.	1,995	372
Acerinox S.A.	(c)13,440	409
ACS S.A.	15,386	867
Altadis S.A.	14,776	773
Antena 3 de Television S.A.	3,133	74
Banco Bilbao Vizcaya Argentaria S.A.	129,993	3,130
Banco Popular Espanol S.A.	(c)36,192	656
Banco Santander Central Hispano S.A.	242,641	4,529
Cintra Concesiones de Infraestructuras de Transporte S.A.	10,671	179
Endesa S.A.	(c)33,521	1,585
Fomentode Construcciones y Contratas S.A.	2,184	223
Gas Natural SDG S.A.	(c)48,101	1,904
Grupo Ferrovial S.A.	(c)3,504	342
Iberdrola S.A.	(c)28,390	1,241
Inditex S.A.	(c)11,867	639
Indra Sistemas S.A.	2,740	67
Metrovacesa S.A.	(c)1,527	259
Repsol YPF S.A.	(c)46,721	1,616
Sacyr Vallehermoso S.A.	(c)4,896	291
Sociedad Generalde Aguas de Barcelona S.A., Class A	9,242	339
Telefonica S.A.	(c)255,206	5,431
Union Fenosa S.A.	(c)6,857	339
		25,925
Sweden (2.0%)
Alfa Laval AB	1,250	56
Assa Abloy AB, Class B	(c)20,477	446
Atlas Copco AB, Class A	(c)12,297	399
Atlas Copco AB, Class B	19,798	665
Eisai Co., Ltd.	12,150	288
Electrolux AB, Class B	(a)(c)12,800	256
Eniro AB	5,700	75
Faberge AB	(c)3,300	88
Getinge AB, Class B	10,700	240
Hennes & Mauritz AB, Class B	20,050	1,013
Holmen AB, Class B	(c)3,400	148
Husqvarna AB	(a)12,800	200
Modern Times Group, Class B	(a)(c)1,550	102
Nordea Bank AB	183,944	2,835
Sandvik AB	61,090	888
Scania AB, Class B	(c)6,600	464
Securitas Systems AB	(a)800	3
Securitas AB, Class B	(c)800	12
Securitas Direct AB	(a)800	3
Skandinaviska Enskilda Banken AB, Class A	(c)30,666	974

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Sweden (cont’d)
Skanska AB, Class B	20,351	$401
SKF AB, Class B	19,264	356
Svenska Cellulosa AB, Class B	12,922	675
Svenska Handelsbanken, Class A	51,436	1,555
Swedish Match AB	25,700	481
Tele2 AB, Class B	(c)8,724	127
Telefonaktiebolaget LM Ericsson, Class B	1,014,842	4,099
TeliaSonera AB	91,487	752
Volvo AB, Class A	5,995	426
Volvo AB, Class B	13,485	929
Wihlborgs Fastigheter	1,320	28
		18,984
Switzerland (5.5%)
ABB Ltd. (Registered)	(c)144,894	2,598
Ciba Specialty Chemicals AG (Registered)	4,581	305
Clariant AG (Registered)	(a)15,421	231
Compagnie Financiere Richemont AG, Class A	26,082	1,520
Credit Suisse Group (Registered)	54,307	3,799
Geberit AG (Registered)	243	374
Givaudan (Registered)	480	444
Holcim Ltd. (Registered)	13,545	1,242
Kudelski S.A.	(c)2,842	107
Logitech InternationalS.A.	(a)12,644	365
Lonza Group AG (Registered)	2,598	224
Nestle S.A. (Registered)	31,006	11,018
Nobel Biocare Holding AG	1,895	560
Novartis AG (Registered)	138,923	8,009
Roche Holding AG (Genusschein)	41,764	7,489
Schindler Holding AG	4,210	265
Serono S.A., Class B	317	285
Straumann Holding AG	(c)863	209
Sulzer AG (Registered)	39	44
Swatch Group AG (Registered)	3,443	154
Swatch Group AG, Class B	1,678	371
Swiss Reinsurance (Registered)	5,092	433
Swisscom AG (Registered)	1,210	458
Syngenta AG	(a)7,286	1,356
Synthes, Inc.	4,017	479
UBS AG (Registered)	157,830	9,592
Zurich Financial Services AG (Registered)	3,696	995
		52,926
Turkey (0.8%)
Akbank T.A.S.	179,421	1,090
Anadolu Efes Biracilik ve Malt Sanayii A.S.	4,184	129
Arcelik A.S.	36,423	215
Dogan Sirketler Grubu Holdings A.S.	156,226	246
Dogan Yayin Holding A.S.	(a)45,949	162
Eregli Demir ve Celik Fabrikalari T.A.S.	82,790	526
Ford Otomotiv Sanayi A.S.	21,644	174
Haci Omer Sabanci Holding A.S.	128,341	503
Hurriyet Gazetecilik ve Matbaacilik A.S.	26,363	70
Koc Holding A.S.	(a)67,095	261
Migros Turk TAS	(a)28,713	371
Trakya Cam Sanayi A.S.	11,575	32
Tupras-Turkie Petrol Rafinerileri A.S.	25,390	434
Turk Hava Yollari Anonim Ortakligi A.S.	(a)9,337	40
Turk Sise ve Cam Fabrikalari A.S.	(a)26,914	95
Turkcell Iletisim Hizmetleri A.S.	335,254	1,694
Turkiye Garanti Bankasi A.S., Class C	226,607	749
Turkiye Is Bankasi	220,070	1,011
Yapi ve Kredi Bankasi A.S.	(a)183,972	320
		8,122
United Kingdom (17.1%)
3I Group plc	13,108	259
Aegis Group plc	45,188	124
Amec plc	15,693	130
Amvescap plc	19,221	224
Anglo American plc	106,739	5,206
Arriva plc	7,994	120
AstraZeneca plc	120,367	6,467
Aviva plc	188,523	3,034
BAE Systems plc	223,581	1,864
Balfour Beatty plc	33,319	289
Barclays plc	365,068	5,218
Barratt Developments plc	10,060	243
BBA Group PLC	29,049	156
Bellway plc	4,519	137
Berkeley Group Holdings plc	(a)4,737	159
BG Group plc	205,569	2,789
BHP Billiton plc	(c)197,584	3,615
Biffa PLC	32,703	197
Boots Group PLC	34,428	565
BP plc	1,123,412	12,483
British Airways plc	(a)38,150	394
British American Tobacco plc	82,361	2,304
British Land Co. plc	23,539	790
British Sky Broadcasting plc	45,571	466
BT Group plc	504,558	2,979
Bunzl plc	27,898	343
Burberry Group plc	11,691	148
Cadbury Schweppes plc	122,237	1,308
Capita Group plc	8,063	96
Carnival plc	14,913	756
Centrica plc	184,716	1,282
Close Bros Group plc	1,586	32
Cobham plc	78,283	297
Compass Group plc	179,925	1,022
Corus Group plc	55,520	577
Daily Mail& General Trust, Class A	12,876	181
Diageo plc	199,287	3,912
DSG International plc	77,930	292
Electrocomponents plc	39,366	226
Emap plc	8,964	142
EMI Group plc	33,919	176
Enterprise Inns plc	30,392	805
Experian Group Ltd.	33,018	388
Fiberweb plc	(a)9,102	37
Firstgroup plc	26,030	293
FKI plc	7,577	15

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Friends Provident plc	144,480	$614
GKN plc	27,325	149
GlaxoSmithKline plc	411,816	10,837
Group 4 Securicor plc	13,896	51
Hammerson plc	12,932	399
Hanson plc	46,008	694
Hays plc	19,415	61
HBOS plc	228,247	5,059
Home Retail Group	33,004	265
HSBC Holdings plc	322,576	5,880
ICAP plc	5,916	55
IMI plc	30,958	307
Imperial ChemicalIndustries plc	75,789	671
Imperial Tobacco Group plc	34,960	1,376
Intercontinental Hotels Group plc	35,446	876
International Power plc	17,046	127
Invensys PLC	(a)13,017	70
ITV plc	157,279	328
Johnson Matthey plc	14,011	387
Kelda Group plc	37,329	677
Kesa Electricals plc	11,073	74
Kingfisher plc	47,091	220
Ladbrokes plc	48,955	401
Land Securities Group plc	21,050	957
Legal & General Group plc	479,706	1,479
Liberty International plc	11,276	308
Lloyds TSB Group plc	385,174	4,310
Logica CMG plc	56,838	207
London Stock Exchange plc	2,616	67
Man Group Plc	41,515	425
Marks & Spencer Group plc	67,228	944
Meggitt plc	35,372	215
MFI Furniture plc	(a)6,439	17
Misys plc	29,380	124
Mitchells & Butlers PLC	37,375	520
National Express Group plc	8,059	178
National Grid plc	208,740	3,012
Next plc	10,558	372
Pearson plc	32,793	495
Persimmon plc	11,329	338
Provident Financial Group plc	3,113	43
Prudential plc	138,095	1,891
Punch Taverns plc	21,548	540
Reckitt Benckiser plc	60,597	2,769
Reed Elsevier plc	51,762	568
Rentokil Initial plc	22,066	72
Resolution plc	2,420	30
Reuters Group plc	60,790	530
Rexam plc	35,525	366
Rio Tinto plc	82,366	4,383
Rolls-Royce Group plc	(a)117,755	1,032
Royal Bank of Scotland Group plc	174,421	6,806
Royal Dutch Shell plc, Class A	228,907	8,000
Royal Dutch Shell plc, Class B	159,926	5,605
SAB Miller plc	25,428	585
Sage Group plc	95,991	509
Sainsbury (J) plc	66,692	534
Schroders plc	1,515	33
Scottish & Newcastle plc	12,006	132
Scottish & Southern Energy plc	65,754	2,001
Scottish Power plc	113,028	1,655
Serco Group plc	5,648	42
Severn Trent	21,832	628
Signet Group plc	62,585	145
Slough Estates plc	18,525	285
Smith & Nephew plc	48,277	504
Smiths Group plc	38,771	753
Stagecoach Group plc	31,414	94
Tate & Lyle plc	42,628	641
Taylor Woodrow plc	24,602	205
Tesco plc	374,938	2,970
TI Automotive Ltd., Class A	(a)(d)(l)1,505	@—
Tomkins plc	66,611	321
Unilever plc	80,414	2,248
United Business Media plc	11,663	158
United Utilities plc	15,318	234
Vodafone Group plc	3,238,391	8,972
Whitbread PLC	18,862	619
William Hill plc	35,205	436
Wimpey George plc	16,446	180
Wolseley plc	39,504	954
WPP Group plc	40,150	543
Xstrata plc	19,094	953
Yell Group plc	26,153	292
		166,347
Total Common Stocks (Cost $634,544)		883,125

No. of Rights
Rights (0.0%)
Japan (0.0%)
Dowa MiningCo., Ltd., expiring 1/29/10	49,000	@—

	Face Amount (000)
Short-Term Investments (21.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (13.2%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)4,145	4,145
Bancaja, 5.37%, 1/19/07	(h)2,073	2,073
Bank of America Corp., 5.32%, 1/2/07	(h)6,633	6,633
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)2,073	2,073
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)2,487	2,487
5.38%, 1/2/07	(h)1,658	1,658
5.39%, 1/16/07	(h)4,145	4,145
BNP Paribas plc,
5.35%, 2/20/07	(h)4,145	4,145
CIC, New York,
5.33%, 1/3/07	(h)2,902	2,902

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Face Amount (000)	Value (000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
5.34%, 1/2/07	$ (h)4,146	$4,146
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)4,228	4,228
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	13,303	13,303
Dexia Bank, New York,
5.33%, 1/2/07	(h)4,145	4,145
Gemini Securitization Corp.,
5.34%, 1/2/07	2,071	2,071
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)2,073	2,073
5.42%, 1/2/07	(h)3,897	3,897
HSBC Finance Corp., 5.34%, 1/8/07	(h)2,073	2,073
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)2,073	2,073
Manufacturers & Traders,
5.33%, 1/16/07	(h)2,487	2,487
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)2,179	2,179
Mitsubishi UFJ Financial Group,
5.33%, 1/2/07	(h)2,073	2,073
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)4,146	4,146
5.35%, 1/2/07	(h)2,073	2,073
National City Bank Cleveland,
5.32%, 1/2/07	(h)6,012	6,012
National Rural Utilities Cooperative
Finance Corp.,
5.34%, 1/2/07	(h)8,291	8,291
Nationwide Building Society,
5.44%, 3/28/07	(h)4,809	4,809
Nordea Bank, New York,
5.31%, 1/2/07	(h)6,219	6,219
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	1,957	1,957
Skandi, New York,
5.34%, 1/9/07	(h)4,146	4,146
SLM Corp., 5.36%, 1/22/07	(h)4,146	4,146
Toronto Dominion, New York,
5.32%, 5/29/07	(h)4,146	4,146
Tulip Funding, 5.36%, 1/16/07	2,277	2,277
Unicredito ItalianoBank (Ireland) plc,
5.36%, 1/9/07	(h)2,901	2,901
World Savings Bank FSB,
5.35%, 1/19/07	(h)1,409	1,409
		127,541
Repurchase Agreement (8.2%)
J.P. Morgan Securities, Inc., 5.20%, dated12/29/06, due 1/2/07, repurchase price $79,902	(f)79,856	79,856
Total Short-Term Investments (Cost $207,397)		207,397
Total Investments (112.3%) (Cost $841,941) including $121,642 of Securities Loaned		1,090,522
Liabilities in Excess of Other Assets (-12.3%)		(119,588)
Net Assets(100%)		$970,934

(a)	Non-income producing security.

(c)	All or portion of security on loan at December 31, 2006.

(d)	Securities were valued at fair value — At December 31, 2006, the Portfolio held $5,000 of fair valued securities, representing less than 0.05% of net assets.

(e)	144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security— interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

(l)	Security has been deemed illiquid at December 31, 2006.

@	Face Amount/Value is less than $500.

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen

GDR	Global Depositary Receipts

REIT	Real Estate Investment Trust

RNC	Non-Convertible Savings Shares

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency				In			Net Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement Date	For		Value	(Depreciation)
(000)		(000)		(000)		(000)	(000)
EUR	51,587	$68,313	3/14/07	USD	68,408	$68,408	$95
GBP	3,173	6,214	3/14/07	USD	6,239	6,239	25
HKD	291,215	37,506	2/16/07	USD	37,545	37,545	39
JPY	5,343,420	45,160	2/16/07	USD	45,963	45,963	803
JPY	656,125	5,563	3/14/07	USD	5,651	5,651	88
USD	19,427	19,427	2/16/07	AUD	25,431	20,052	625
USD	49,012	49,012	2/16/07	EUR	38,090	50,385	1,373
USD	54,240	54,240	3/14/07	EUR	40,874	54,127	(113)
USD	57,388	57,388	3/14/07	GBP	29,180	57,148	(240)
USD	9,083	9,083	2/16/07	HKD	70,454	9,073	(10)
USD	29,660	29,660	2/16/07	JPY	3,445,560	29,120	(540)
USD	18,675	18,675	3/14/07	JPY	2,165,155	18,359	(316)
USD	3,538	3,538	3/14/07	SEK	24,065	3,530	(8)
USD	1,402	1,402	1/02/07	ZAR	9,755	1,391	(11)
		$405,181				$406,991	$1,810

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
HKD	— Hong KongDollar
JPY	— Japanese Yen
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:

CAC 40 Index (France)	178	13,081	Jan-07	$83
DAX Index (Germany)	76	16,685	Mar-07	96
FTSE 100 Index (United Kingdom)	74	9,006	Mar-07	(105)
Hang Seng Index (Hong Kong)	65	8,364	Jan-07	301
Nikkei 225 Index (Japan)	63	9,143	Mar-07	479
OMX 30 Index (Sweden)	273	4,600	Jan-07	64
SPI 200 (Australia)	37	$4,122	Mar-07	53
TOPIX Index (Japan)	198	27,993	Mar-07	1,313
				$2,284

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Emerging Markets Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley
Capital International (MSCI) Emerging Markets
Free Net Index(1) and the Lipper Emerging Markets
Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	38.00%	27.35%	11.34%	11.84%
MSCI Emerging Markets Free Net Index	32.17	26.59	9.21	10.67
Lipper Emerging Markets Funds Index	32.07	26.94	9.32	—

Portfolio – Class B (5)	37.65	27.02	11.05	11.08
MSCI Emerging Markets Free Net Index	32.17	26.59	9.21	8.85
Lipper Emerging Markets Funds Index	32.07	26.94	9.32	9.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)         The MSCI Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Net Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)         Commenced operations on September 25, 1992

(5)         Commenced operations on January 2, 1996

(6)         For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments,

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Emerging Markets Portfolio

less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 38.00%, net of fees, for the Class A shares and 37.65%, net of fees, for the Class B shares compared to 32.17% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index (the “Index”).

Factors Affecting Performance

•            Emerging markets equities posted their fourth consecutive calendar year of double-digit returns in 2006. As measured by the Index, the asset class returned 32.2% for the year, following returns of 34% in 2005, 25.6% in 2004, and 55.8% in 2003. Moreover, the emerging markets continued their out performance over the developed markets for the sixth consecutive year. In 2006, the emerging markets beat the S&P 500® Index by 16% and developed international markets (as measured by the MSCI Europe, Australia and Far East [EAFE] Index) by 6%.

•            During the year, the asset class benefited from strong macroeconomic growth, a healthy consumer and supportive commodity prices. On a regional basis, Latin America was the star performer, followed by Asia and the Europe, Middle East and Africa (EMEA) region.

•            Relative to the Index, overall country allocation and stock selection both contributed favorably to performance.

•            Specifically, strong contributors to performance included overweight allocations to Russia and Mexico and stock selection in both countries. In Russia, an overweight to the consumer-driven sectors, particularly the financials sector, provided positive returns. In Mexico, performance was helped by an overweight to significant secular themes within the wireless, media and select consumer sectors.

•            Underweight allocations to South Korea, Israel and Taiwan also helped relative results. In South Korea, fundamentals have peaked, in our view, as gross domestic product (GDP) growth is slowing and domestic demand is weakening. Taiwan remains our second largest underweight position in the Portfolio as domestic demand remains sluggish. Israel remained an underweight position based on political risk and a neutral macro outlook.

•            However, an overweight allocation to South Africa and stock selection there proved disadvantageous. We reduced the Portfolio’s overweight position in South Africa and now hold a neutral weight in the country due to the prospects of rising inflation and interest rates. Higher than expected inflation and trade deficit data have raised concerns that domestic interest rates may continue to rise, hampering economic growth and especially consumption, which was a key theme in the Portfolio.

•            An overweight allocation to Turkey, which underperformed the Index, and an underweight to China, the best performing market in the Index, detracted from performance. However, stock selection in both countries was a positive contributor. Turkey never fully recovered from the May 2006 sell-off. Uncertainty over upcoming elections and a high current account deficit continues to put pressure on Turkey’s market. In the fourth quarter, we began shifting the Portfolio’s underweight to China to a more neutral position because of improving profitability metrics and a positive outlook on GDP growth and low inflation.

Management Strategies

•          We remain positive on the long-term outlook for emerging markets, as valuations and fundamentals remain attractive by our measures. We believe a robust macroeconomic environment and a strengthening domestic consumer across these markets should provide some cushion from external shocks. Risks to the asset class include a global liquidity crunch, the potential slowing of the U.S. economy, falling commodity prices and changes in risk appetite. However, in our view, strong fundamentals in emerging markets in the aggregate, including current account surpluses, healthy fiscal accounts and low inflation, should help their economies prove resilient in the face of monetary tightening. In addition, productivity gains and a growing consumer sector within emerging markets should also help offset the economic effects of any decline in commodities prices.

•          We continue to overweight Latin America and the EMEA region and remain underweight Asia. On a country basis, the Portfolio is currently overweight Mexico, Poland, Russia and Indonesia and underweight South Korea, Taiwan, Israel and Malaysia. The Portfolio

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Emerging Markets Portfolio

has a strong bias towards financials and other consumer-driven sectors and underweight energy and materials.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1,2006	2006	2006
Class A
Actual	$1,000.00	$1,268.90	$8.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.12

Class B
Actual	1,000.00	1,267.40	9.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

*          Expenses are equal to Class A and Class B annualized net expense ratios of 1.40% and 1.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*          Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (98.3%)
Argentina (0.9%)
Banco Macro Bansud S.A. ADR	(c)309,600	$9,663
Tenaris S.A. ADR	(c)231,500	11,549
		21,212
Austria (1.6%)
Erste Bank der Oesterreichischen Sparkassen AG	153,736	11,791
Raiffeisen International Bank Holding AG	(c)169,936	25,911
		37,702
Brazil (11.6%)
All America Latina Logistica S.A.	1,074,500	11,150
Banco Itau Holding Financeira S.A. ADR	570,293	20,616
Banco Itau Holding Financeira S.A. (Preference)	(c)363,832	13,181
Banco Nacional S.A. (Preference)	(a)(d)(l)295,998,880	@—
Cia Energetica de Minas Gerais S.A. ADR	350,700	16,904
CVRD ADR	1,384,348	36,339
CVRD, Class A (Preference)	28,042	710
Cyrela Brazil Realty	706,000	6,738
Gerdau S.A. ADR	406,268	6,500
Gerdau S.A. (Preference)	(c)390,250	6,377
Gol Linhas Aereas Inteligentes S.A. ADR	(c)182,300	5,226
Investimentos Itau S.A. (Preference)	2,161,894	11,050
Lojas Americanas S.A. (Preference)	206,231,000	11,535
Natura Cosmeticos S.A.	628,000	8,862
NET Servicos de ComunicacaoS.A.	413,000	4,692
Petrobras S.A. ADR	183,375	18,886
Petrobras S.A. ADR (Preference)	437,594	40,591
Petrobras S.A. (Preference)	509,136	11,867
Tam S.A. ADR	(a)477,010	14,315
Unibanco - Uniao de Bancos Brasileiros S.A.	377,442	3,569
Unibanco - Uniao de Bancos Brasileiros S.A. ADR	318,390	29,597
		278,705
Chile (0.1%)
Enersis S.A. ADR	(c)172,610	2,762
China (11.1%)
Air China Ltd., Class H	(c)21,710,000	11,750
Angang New Steel Co., Ltd., Class H	(c)135,000	198
China Coal Energy Co.	(a)6,858,000	4,452
China Communications Construction Co., Ltd.	(a)9,023,000	8,921
China Construction Bank, Class H	(c)(e)58,455,000	37,200
China Life Insurance Co., Ltd.	(c)3,513,000	11,991
China Mobile Hong Kong Ltd.	(c)3,004,000	25,953
China Netcom Group	4,647,000	12,456
China Petroleum & Chemical Corp., Class H	19,244,000	17,813
China Power International Holding, Ltd.	(c)15,979,000	8,772
China Resources Power Holdings Co.	7,747,000	11,693
China Shipping Development Co., Ltd., Class H	8,848,000	13,537
Global Bio-Chem Technology Group Co., Ltd.	(c)15,919,000	5,362
GOME Electrical Appliances Holdings Ltd.	(c)12,193,000	9,562
Huadian Power International Corp., Ltd., Class H	7,982,000	3,140
Industrial & Commercial Bank of China Ltd.	(a)37,323,000	23,176
Maanshan Iron & Steel, Class H	(c)16,711,000	9,174
Moulin Global Eyecare Holdings Ltd.	(a)(d)(l)2,150,000	@—
PetroChina Co., Ltd., Class H	13,696,000	19,404
PICC Property & Casualty Co., Ltd.	(a)(c)21,482,000	11,020
Ping An Insurance Group Co. of China Ltd., Class H	(c)2,492,000	13,792
Shenzhen Investment Ltd.	17,985,000	7,492
TPV Technology Ltd.	(c)2,165,000	1,369
		268,227
Colombia (0.5%)
BanColombia S.A. ADR	380,430	11,850
Czech Republic (2.3%)
Central European Media Enterprises Ltd.	(a)(c)311,600	21,812
CEZ 2	609,600	28,107
Komercni Banka A.S.	42,300	6,296
		56,215
Hungary (0.4%)
OTP Bank Nyrt	230,991	10,613
India (7.2%)
ABB Ltd. India	140,582	11,818
Bharat Heavy Electricals Corp.	448,895	23,321
Bharti Airtel Ltd.	(a)1,093,273	16,022
Cipla Ltd.	1,144,912	6,502
Container Corp. of India Ltd.	125,919	6,047
Glenmark Pharmaceuticals Ltd.	538,500	7,333
Gujarat Ambuja Cements Ltd.	3,775,000	12,030
HCL Technologies Ltd.	485,700	7,040
HDFC Bank Ltd.	335,900	8,105
Hindustan Lever Ltd.	1,123,260	5,492
ICICI Bank, Ltd.	116,000	2,336
ICICI Bank, Ltd. ADR	(c)134,000	5,593
Infosys Technologies Ltd.	421,872	21,368
Infosys Technologies Ltd. ADR	122,000	6,656
ITC Ltd.	(c)812,000	3,231
ITC Ltd. GDR	551,000	2,176
Mahindra & Mahindra Ltd.	503,600	10,337
Punjab National Bank	(d)505,735	6,363
Siemens India Ltd.	132,000	3,389
UTI Bank Ltd.	738,000	7,830
		172,989
Indonesia (3.4%)
Astra International Tbk PT	7,670,000	13,390
Bank CentralAsia Tbk PT	16,260,000	9,401
Bank MandiriPersero Tbk PT	25,483,500	8,217
Bank Rakyat Indonesia Tbk PT	14,372,500	8,230
Perusahaan Gas Negara PT	3,413,500	4,403

The accompanying notes are an integral partof the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Indonesia (cont’d)
Telekomunikasi Indonesia Tbk PT	28,846,500	$32,396
United Tractors Tbk PT	8,451,500	6,155
		82,192
Malaysia (0.2%)
Kuala Lumpur Kepong Bhd	1,124,000	4,301
Mexico (10.6%)
America Movil S.A. de C.V., Class L ADR	1,473,609	66,637
Corp. GEO S.A. de C.V.	(a)3,254,100	16,296
Fomento Economico Mexicano S.A. de C.V. ADR	171,200	19,818
Grupo Financiero Banorte S.A. de C.V., Class O	4,378,100	17,118
Grupo Televisa S.A. ADR	(c)2,462,260	66,506
Wal-Martde Mexico S.A. de C.V. ADR	327,283	14,368
Wal-Martde Mexico S.A. de C.V., Series V	12,615,809	55,506
		256,249
Morocco (0.8%)
Banque Marocaine du Commerce
Exterieur	75,210	11,134
ONA S.A.	51,400	9,375
		20,509
Pakistan (0.3%)
Fauji Fertilizer Co., Ltd.	825,800	1,432
HUB Power Company	2,619,500	1,162
Oil & Gas Development Co., Ltd.	2,567,920	4,838
		7,432
Peru (0.4%)
Credicorp Ltd.	240,810	9,859
Philippines (0.5%)
Ayala Corp.	476,450	5,731
Philippines Long Distance Telephone Co.	104,030	5,408
		11,139
Poland (4.5%)
Bank Handlowy W Warszawie S.A.	145,656	4,355
Bank Millennium S.A.	5,233,185	14,330
Bank Pekao S.A.	331,939	25,942
Bank Zachodni WBK S.A.	96,561	7,483
Multimedia Polska S.A.	(a)1,675,946	7,085
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,398,592	22,641
TVN S.A.	(a)2,994,770	25,684
		107,520
Russia (13.5%)
Alliance Cellulose Ltd.	(d)(l)592,359	@—
CTC Media Inc.	(a)669,700	16,079
Efes Breweries International N.V. GDR	(a)294,457	9,894
LUKOIL ADR	(c)309,156	27,020
Nova Tek OAO GDR	(c)597,084	37,915
OAO Gazprom ADR (Registered)	(c)1,179,600	54,341
Sberbank RF	3,600	12,357
Sberbank RF GDR	(a)(c)167,500	60,886
Surgutneftegaz ADR	(c)119,578	9,208
TMK OAO GDR	(a)(c)704,640	24,662
Unified Energy System GDR	410,711	45,014
Wimm-Bill-DannFoods OJSC ADR	(c)417,400	27,778
		325,154
South Africa(7.5%)
African Oxygen Ltd.	1,662,400	7,158
Aspen PharmacareHoldings Ltd.	(a)1,607,810	7,439
Aveng Ltd.	(c)1,771,170	8,486
Gold Fields Ltd.	599,800	11,353
Group Five Ltd/South Africa	1,438,200	9,331
Harmony Gold Mining Co.,Ltd.	(a)(c)345,502	5,478
Harmony Gold Mining Co., Ltd. ADR	(a)64,673	1,019
Massmart Holdings Ltd.	1,278,800	12,800
Mittal Steel South Africa Ltd.	200	3
MTN Group Ltd.	2,875,100	34,969
Murray & Roberts Holdings Ltd.	1,897,100	10,847
Naspers Ltd., Class N	999,160	23,650
Reunert Ltd.	1,086,110	12,660
Sappi Ltd.	922,400	15,454
Sasol Ltd.	226,250	8,349
Tiger Brands Ltd.	529,420	12,908
		181,904
South Korea (9.4%)
Amorepacific Corp.	(a)13,533	8,440
CDNetworks Co., Ltd.	(a)65,750	2,404
Cheil Communications, Inc.	(a)24,055	5,975
Cheil Industries, Inc.	(a)169,500	7,154
Doosan Infracore Co., Ltd.	(a)275,500	6,236
GS Engineering & Construction Corp.	(a)157,370	14,062
Hana Tour Service, Inc.	23,351	1,780
Hana Tour Service, Inc. GDR	(a)(d)4	@—
Hite Brewery Co., Ltd	(a)55,541	7,137
Hynix Semiconductor, Inc.	(a)136,730	5,359
Hyundai Engineering & Construction Co.	(a)128,070	7,849
Hyundai Heavy Industries Co., Ltd.	(a)13,547	1,835
Hyundai Mipo Dockyard	(a)53,135	6,799
Hyundai Motor Co. (Preference)	(a)67,360	2,745
Kookmin Bank	(a)181,480	14,616
Korea Zinc Co., Ltd.	57,090	6,059
LG Corp.	(a)92,510	2,969
LG Telecom Ltd.	(a)200,299	2,072
NHN Corp.	(a)78,420	9,621
Orion Corp.	(a)31,393	9,198
Samsung Electronics Co., Ltd.	61,051	40,241
Samsung Electronics Co., Ltd. (Preference)	22,226	11,472
Samsung Fire & Marine Insurance Co., Ltd.	73,690	12,797
Shinhan Financial Group Co., Ltd.	(a)360,260	18,400
Shinsegae Co., Ltd.	(a)16,726	10,431
SSCP Co., Ltd.	(a)92,550	2,518

The accompanying notes are an integral partof the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
South Korea (cont’d)
Woongjin Coway Co., Ltd.	(a)314,710	$8,731
		226,900
Taiwan (7.2%)
Acer, Inc.	3,775,000	7,878
Catcher Technology Co., Ltd.	1,018,968	9,960
Cathay Financial Holding Co., Ltd.	1,931,903	4,387
Chang Hwa Commercial Bank	(a)12,611,000	8,805
Delta Electronics, Inc.	7,786,192	25,090
Everlight Electronics Co., Ltd.	2,852,400	8,115
Far Eastern Textilie, Ltd.	7,125,500	6,232
High Tech Computer Corp.	532,000	10,531
HON HAI Precision Industry Co., Ltd.	3,697,457	26,382
King Slide Works Co., Ltd.	171,400	873
Largan Precision Co., Ltd.	356,797	6,898
MediaTek, Inc.	1,704,100	17,624
Powerchip Semiconductor Corp.	9,589,408	6,474
Realtek Semiconductor Corp.	2,075,000	3,572
Shin Kong Financial Holding Co., Ltd.	6,619,687	7,131
Transced Information, Inc.	2,497,576	6,592
Tripod Technology Corp.	1,761,680	6,325
TXC Corp.	1,873,000	2,995
Wistron Corp.	4,497,148	6,680
		172,544
Thailand (0.7%)
Bangkok Bank PCL (Foreign)	1,350,000	4,380
CP Seven Eleven PCL (Foreign)	(c)10,981,600	1,936
Kasikornbank PCL (Foreign)	1,841,700	3,247
PTT PCL (Foreign)	742,300	4,397
Siam Commercial BankPCL (Foreign, Registered)	2,060,300	3,371
		17,331
Turkey (2.9%)
BIM Birlesik Magazalar A.S.	231,007	12,240
Coca-Cola Icecek Uretim A.S.	(a)1,123,700	8,494
Dogan Yayin Holding A.S.	(a)3,033,347	10,672
Turkiye Garanti Bankasi A.S., Class C	4,760,585	15,740
Turkiye Is Bankasi	3,263,989	14,988
Yapi ve Kredi Bankasi A.S.	(a)4,586,182	7,970
		70,104
United Kingdom (0.0%)
Anglo American plc	1	@—
Total Common Stocks (Cost $1,615,135)		2,353,413
Investment Companies (0.7%)
India (0.7%)
Morgan Stanley Growth Fund (Cost $3,415)	(k)17,282,900	16,810

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (9.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.7%)
Alliance & Leicester plc,
5.36%, 1/8/07	(h)5,227	5,227
Bancaja, 5.37%, 1/19/07	(h)2,614	2,614
Bank of America Corp., 5.32%, 1/2/07	(h)8,364	8,364
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)2,614	2,614
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)3,137	3,137
5.38%, 1/2/07	(h)2,092	2,092
5.39%, 1/16/07	(h)5,227	5,227
BNP Paribas plc,
5.35%, 2/20/07	(h)5,227	5,227
CIC, New York,
5.33%, 1/3/07	(h)3,659	3,659
5.34%, 1/2/07	(h)5,227	5,227
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)5,332	5,332
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	16,774	16,774
Dexia Bank, New York,
5.33%, 1/2/07	(h)5,227	5,227
Gemini Securitization Corp.,
5.34%, 1/2/07	2,612	2,612
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)2,614	2,614
5.42%, 1/2/07	(h)4,914	4,914
HSBC Finance Corp.,
5.34%, 1/8/07	(h)2,614	2,614
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)2,614	2,614
Manufacturers & Traders,
5.33%, 1/16/07	(h)3,136	3,136
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)2,748	2,748
Mitsubishi UFJ FinancialGroup,
5.33%, 1/2/07	(h)2,614	2,614
Natexis Banques Populaire, NewYork,
5.34%, 1/2/07	(h)5,227	5,227
5.35%, 1/2/07	(h)2,614	2,614
National City Bank Cleveland,
5.32%, 1/2/07	(h)7,579	7,579
National Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)10,455	10,455
Nationwide Building Society,
5.44%, 3/28/07	(h)6,064	6,064
Nordea Bank, New York,
5.31%, 1/2/07	(h)7,841	7,841
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	2,468	2,468
Skandi, NewYork,
5.34%, 1/9/07	(h)5,227	5,227

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
SLM Corp., 5.36%, 1/22/07	$ (h)5,227	$5,227
Toronto Dominion, New York,
5.32%, 5/29/07	(h)5,227	5,227
Tulip Funding, 5.36%, 1/16/07	2,872	2,872
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)3,659	3,659
World Savings Bank FSB,
5.35%, 1/19/07	(h)1,777	1,777
		160,824
Repurchase Agreement (2.6%)
J.P. Morgan Securities, Inc.,5.20%, dated 12/29/06, due 1/2/07, repurchase price $62,770	(f)62,734	62,734
Total Short-Term Investments (Cost $223,558)		223,558
Total Investments (107.6%) (Cost $1,842,108) including $152,940 of Securities Loaned		2,593,781
Liabilities in Excess of Other Assets (-7.6%)		(183,796)
Net Assets(100%)		$2,409,985

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2006.

(d)                                 Securities were valued at fair value — At December 31, 2006, the Portfolio held $6,363,000 of fair valued securities, representing 0.26% of net assets.

(e)                                  144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

(k)                                  Investments of Securities of Affiliated issuer — The Morgan Stanley Growth Fund, acquired at a cost of $3,415,000, is advised by an affiliate of the Adviser. During the year ended December 31, 2006, the Portfolio had no purchases or sales of this security. The Portfolio derived no income from this security during the year ended December 31, 2006.

(l)                                     Security has been deemed illiquid at December 31, 2006.

@                                    Face Amount/Value is less than $500.

ADR                     American Depositary Receipts

GDR                       Global Depositary Receipts

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency					In		Unrealized
to					Exchange		Appreciation
Deliver		Value	Settlement		For	Value	(Depreciation)
(000)		(000)	Date		(000)	(000)	(000)
BRL	128,685	$59,635	3/9/07	USD	59,241	$59,241	$(394)
CZK	12,659	608	1/2/07	USD	601	601	(7)
CZK	41,147	1,976	1/3/07	USD	1,965	1,965	(11)
CZK	3,088	149	1/4/07	USD	148	148	(1)
PLN	1,525	525	1/2/07	USD	521	521	(4)
PLN	5,210	1,794	1/4/07	USD	1,792	1,792	(2)
THB	3,090	87	1/3/07	USD	86	86	(1)
THB	423	13	1/4/07	USD	12	12	(1)
USD	881	881	1/2/07	HKD	6,846	881	@—
USD	3,486	3,486	1/3/07	HUF	665,206	3,493	7
USD	1,639	1,639	1/4/07	HUF	312,363	1,640	1
USD	1,294	1,294	1/3/07	PLN	3,759	1,295	1
USD	777	777	1/4/07	TRY	1,100	777	@—
USD	5	5	1/5/07	TRY	7	5	@—
USD	11,761	11,761	2/14/07	ZAR	82,733	11,743	(18)
ZAR	1,993	284	1/2/07	USD	284	284	@—
ZAR	769	110	1/3/07	USD	110	110	@—
ZAR	520	74	1/5/07	USD	74	74	@—
ZAR	658	94	1/8/07	USD	93	93	(1)
ZAR	449,844	63,844	2/14/07	USD	61,930	61,930	(1,914)
		$149,036				$146,691	$(2,345)

BRL	— Brazilian Real
CZK	— Czech Krona
HKD	— Hong KongDollar
HUF	— Hungarian Forint
PLN	— Polish New Zloty
THB	— Thailand Baht
TRY	— New Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Global Franchise Portfolio

*                 Minimum Investment

**          Commenced operations on November 28,2001

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper GlobalMulti-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One		Since
	Year	Five	Years Inception(5)
Portfolio – Class A (4)	21.60%	16.44%	17.20%
MSCI World Index	20.07	9.97	10.15
Lipper Global Multi-Cap Core Funds Index	18.46	10.84	11.34

Portfolio – Class B (4)	21.31	16.15	16.87
MSCI World Index	20.07	9.97	10.15
Lipper Global Multi-Cap Core Funds Index	18.46	10.84	11.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth moreor less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)         The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Core Funds classification.

(3)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers  and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)         Commenced operations on November 28, 2001

(5)         For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio’s concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Franchise Portfolio

governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 21.60%, net of fees, for the Class A shares and 21.31%, net of fees, for the Class B shares, compared to 20.07% for the Morgan Stanley Capital International (MSCI) World Index (the “Index”).

Factors Affecting Performance

•                    We continue to pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated portfolio as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the Index. As a result, the Portfolio’s short-term performance does not follow that of the markets.

•                    During the year, the Index’s top performing sectors were utilities, telecommunication services and materials. While no sector in the Index had a negative return for the year overall, the information technology, health care and energy sectors had the smallest gains. Notably, other than a small position in a materials company, the Portfolio had no exposure to the other five top and bottom performing Index sectors.

•                    On an absolute basis, the Portfolio achieved its largest gains in the industrials, consumer staples and consumer discretionary sectors. The top contributing holdings were British American Tobacco, Reckitt Benckiser, Swedish Match, Kone and Wolters Kluwer.

•                    However, negative returns primarily in the Portfolio’s media holdings, including GCap Media, New York Times, Torstar and SMG, detracted from overall performance.

•                    While we do not find the Index a particularly useful tool in the management of the Portfolio or stock selection process, we do include a relative performance comparison in this annual review. Relative to the Index, the Portfolio’s consumer staples and industrials sectors generated outperformance.

•                    The Portfolio’s zero weight in information technology also added to relative performance. Historically, very few companies in the information technology space have met our criteria for investment.

•                    Similarly, the Portfolio did not hold any utilities or telecommunication services stocks as our strategy prevents the Portfolio from investing in sectors that have high capital intensity and lack dominant intangible assets. During this period, however, the lack of exposure proved disadvantageous, as these sectors performed well in the broad market.

•                    Another source of relative under performance was in the materials sector. The Portfolio’s sole holding in the sector, Scotts Miracle-Gro, performed well on an absolute basis, but its gain lagged the more robust gains of the Index’s materials stocks.

Management Strategies

•                    We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long-term with less than average volatility.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Franchise Portfolio

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,126.90	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.14

Class B
Actual	1,000.00	1,124.90	6.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.41

*                 Expenses are equal to Class A and Class B annualized net expense ratios of 1.01% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (96.5%)
Canada (1.1%)
Torstar Corp., Class B	89,037	$1,497
Finland (4.0%)
Kone Oyj, Class B	92,812	5,261
France (8.2%)
Groupe Danone	21,657	3,282
Pernod-Ricard S.A.	14,857	3,412
Sanofi-Aventis S.A.	44,516	4,111
		10,805
Japan (2.4%)
Kao Corp.	117,000	3,156
Netherlands (6.5%)
Reed Elsevier N.V.	183,670	3,132
Wolters Kluwer N.V. CVA	191,856	5,519
		8,651
Spain (3.5%)
Altadis S.A.	88,946	4,656
Sweden (3.8%)
Swedish Match AB	272,943	5,103
Switzerland (5.8%)
Nestle S.A. (Registered)	12,220	4,342
Novartis AG (Registered)	57,807	3,333
		7,675
United Kingdom (35.1%)
British American Tobacco plc	348,924	9,763
Cadbury Schweppes plc	735,800	7,874
Diageo plc	201,288	3,951
GCAP Media plc	204,590	820
GlaxoSmithKline plc	116,562	3,067
Imperial Tobacco Group plc	140,156	5,516
Reckitt Benckiser plc	130,741	5,975
SMG plc	673,377	870
Unilever plc	146,675	4,101
WPP Group plc	335,295	4,533
		46,470
United States (26.1%)
Altria Group, Inc.	71,657	6,150
Brown-Forman Corp., Class B	31,008	2,054
Fortune Brands, Inc.	41,180	3,516
Harley-Davidson, Inc.	52,059	3,668
Kellogg Co.	72,886	3,649
Kimberly-Clark Corp.	51,611	3,507
New York Times Co. (The), Class A	109,614	2,670
Pfizer, Inc.	211,198	5,470
Scotts Miracle-Gro Co. (The), Class A	76,806	3,967
		34,651
Total Common Stocks (Cost $93,180)		127,925

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (4.0%)
Repurchase Agreement (4.0%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $5,290 (Cost $5,286)	(f)5,286	$5,286
Total Investments (100.5%) (Cost $98,466)		133,211
Liabilities in Excess of Other Assets (-0.5%)		(642)
Net Assets (100%)		$132,569

(f)                                   Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA                     Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(0 00)	Date	(000)		(000)	(000)
GBP	9,580	$18,760	1/24/07	USD	18,064	$18,064	$(696)

GBP — British Pound

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Global Real Estate Portfolio

*	Minimum Investment
**	Commenced operations on August 30, 2006

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NA-REIT Global Real Estate Net Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)
Portfolio – Class A (3)	17.20%
FTSE EPRA/NAREIT Global Real Estate Net Index	17.01

Portfolio – Class B (3)	17.11
FTSE EPRA/NAREIT Global Real Estate Net Index	17.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)        The FTSE EPRA/NAREIT Global Real Estate Net Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)        Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)        Commenced operations on August 30, 2006

(4)        For comparative purposes, cumulative since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Real Estate Portfolio seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the period from August 30, 2006 (commencement of operations) to December 31, 2006, the Portfolio had a total return based on net asset value per share of 17.20% for the Class A shares, net of fees, and 17.11% for the Class B shares, net of fees, compared to 17.01% for the FTSE EPRA/ NAREIT Global Real Estate Net Index (the “Index”).

Factors Affecting Performance

•          As of December 31, 2006, the Portfolio was overweight the Asian listed property sector and underweight both the European and U.S. listed property sectors. We generated out performance in the European and U.S. portfolios, while the Asian portfolio detracted from performance.

•           We believe the Asian listed property sector will continue to benefit from strong asset appreciation and

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Real Estate Portfolio

improvements in private real estate valuations and underlying real estate fundamentals. The overweight to the Asian region was predominated by real estate operating companies (REOCs) in Japan and Hong Kong, which traded at discounts to net asset value (NAV), as share prices did not fully reflect the improvements in underlying real estate fundamentals and asset prices. The Portfolio benefited from stock selection and an overweight in Singapore, but this was offset by stock selection in Hong Kong.

•            The Portfolio was underweight J-REITs (Japanese Real Estate Investment Trusts), as this sector traded at a substantial premium to NAV and continued to experience high levels of equity issuance from both new and existing companies.

•            The Portfolio was considerably underweight Australian LPTs (Listed Property Trusts), which traded at a premium to NAV and had more limited prospects for NAV growth due to weaker cash flow growth versus other regions, as well as the challenges faced by these companies in achieving growth primarily through cross-border acquisitions with the continued compression in cap rates and rising financing costs.

•            In Europe, listed property companies continued to benefit from improving underlying real estate fundamentals and asset values. Since we believed much of this favorable news had already been priced into stocks on the Continent, the Portfolio was underweight the Continental European stocks, which traded at meaningful premiums to NAV. In contrast, the Portfolio benefited from being overweight United Kingdom (U.K.) property companies which may benefit from the introduction of real estate investment trust (REIT) legislation in January 2007 and expectations for continued strength in NAV growth.

•            The Portfolio was underweight the U.S., as prospects for growth in private real estate values were less attractive on a relative basis to the other regions. Nevertheless, the market continued to benefit from the significant weight of capital directed towards investment in real estate assets and improvements in underlying real estate fundamentals. The Portfolio benefited from stock selection in the U.S. hotel, mall, and office sectors, while an overweight to hotels detracted from performance.

Management Strategies

•            The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) based on our view of its relative attractiveness based on underlying real estate fundamentals and public market valuations.

•            Each of the regional portfolios (which typically consists of approximately 30 stocks) reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•            Our company specific research leads us to specific preferences for sub-segments within each property sector (U.S.) or country (Europe and Asia).

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that both classes within the Portfolio commenced operations on August 30, 2006, however, expenses did not begin accruing until August 31, 2006; therefore, “Actual Expenses Paid During Period” reflect activity from August 31, 2006 through December 31, 2006.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Real Estate Portfolio

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on August 30, 2006, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratio for the Portfolio was in effect during the period from July 1,2006 to December 31, 2006.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account Value	Value	August 31, 2006—
	August 31,	December 31,	December 31,
	2006	2006	2006
Class A
Actual	$1,000.00	$1,172.00	$3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

Class B
Actual	1,000.00	1,171.10	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*                 Expenses are equal to Class A and Class B annualized net expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Global Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (96.3%)
Australia (8.6%)
Centro Properties Group	112,600	$809
CFS Retail Property Trust	447,600	823
DB RREEF Trust	835,100	1,170
GPT Group	441,200	1,950
Investa Property Group	127,400	253
Macquarie CountryWide Trust	271,600	453
Macquarie Goodman Group	300,000	1,800
Macquarie ProLogis Trust	835,000	827
Mirvac Group	125,100	552
Stockland Trust Group (New)	418,050	2,732
Westfield Group	550,400	9,119
		20,488
Austria (1.0%)
Conwert Immobilien Invest AG	(a)15,129	328
Immoeast Immobilien Anlagen AG	(a)47,620	669
IMMOFINANZ Immobilien Anlagen AG	(a)104,899	1,496
		2,493
Canada (0.5%)
Legacy Hotels REIT	62,565	509
Sunrise Senior Living REIT	84,570	773
		1,282
Finland (0.2%)
Sponda Oyj	22,914	363
France (2.5%)
Gecina S.A.	6,330	1,212
Klepierre	5,934	1,120
Silic	3,046	458
Unibail	13,466	3,290
		6,080
Germany (0.0%)
IVG Immobilien AG	788	34
Hong Kong (9.3%)
Champion REIT	(a)1,589,000	768
Cheung Kong Holdings Ltd.	35,000	431
Henderson Land Development Co., Ltd.	678,000	3,792
Hongkong Land Holdings Ltd.	981,000	3,904
Hysan Development Co., Ltd.	584,000	1,528
Kerry Properties Ltd.	61,000	285
New World Development Co., Ltd.	1,976,000	3,978
Sun Hung Kai Properties Ltd.	538,000	6,180
Swire Pacific Ltd., Class A	117,500	1,262
		22,128
Italy (0.8%)
Aedes S.p.A.	27,557	224
Beni Stabili S.p.A.	631,572	1,008
Risanamento S.p.A.	59,895	648
		1,880
Japan (13.9%)
AEON Mall Co., Ltd.	7,700	435
DAIBIRU Corp.	40,300	439
Japan Hotel and Resort, Inc. REIT	122	702
Japan Real Estate Investment Corp. REIT	42	452
Mitsubishi Estate Co., Ltd.	385,000	9,964
Mitsui Fudosan Co., Ltd.	342,000	8,348
Mori Trust Sogo, Inc. REIT	28	263
Nippon Building Fund, Inc. REIT	126	1,673
NTT Urban Development Corp.	868	1,678
Sumitomo Realty & Development Co., Ltd.	207,000	6,645
Tokyo Tatemono Co., Ltd.	109,000	1,214
Tokyu Land Corp.	140,000	1,320
		33,133
Netherlands (1.4%)
Corio N.V.	6,824	558
Eurocommercial Properties N.V.	16,513	824
Rodamco Europe N.V.	10,614	1,412
Wereldhave N.V.	4,923	656
		3,450
Singapore (4.2%)
Ascott Group Ltd. (The)	716,000	752
CapitaCommercial Trust REIT	468,000	799
CapitaLand Ltd.	413,000	1,669
CapitaMall Trust REIT	382,000	725
CapitaRetail China Trust REIT	(a)29,100	40
CDL Hospitality Trusts REIT	(a)176,000	192
Hotel Properties Ltd.	73,000	128
K-REIT Asia REIT	107,000	174
Keppel Land Ltd.	130,000	585
Macquarie MEAG Prime REIT	1,031,000	786
Overseas Union Enterprise Ltd.	1,000	7
Singapore Land Ltd.	49,000	275
Suntec REIT	582,000	691
United Industrial Corp., Ltd.	1,296,000	1,766
UOL Group Ltd.	259,000	733
Wheelock Properties (Singapore) Ltd.	448,000	657
		9,979
Sweden (1.0%)
Castellum AB	57,814	771
Faberge AB	10,781	289
Hufvudstaden AB, Class A	115,374	1,306
		2,366
Switzerland (0.7%)
Allreal Holding AG	1,463	163
PSP Swiss Property AG	(a)24,410	1,402
		1,565
United Kingdom (11.5%)
British Land Co. plc	160,757	5,395
Brixton plc	87,468	986
Capital & Regional plc	42,135	1,272
Derwent Valley Holdings plc	23,180	952
Development Securities plc	10,757	146
Grainger Trust plc	30,048	409
Great Portland Estates plc	86,126	1,170
Hammerson plc	86,838	2,681
Insight Foundation Property Trust	26,325	71

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Land Securities Group plc	127,074	$5,780
Liberty International plc	85,088	2,326
Minerva plc	(a)168,359	1,335
Quintain Estates & Development plc	41,373	693
Shaftesbury plc	27,888	428
Slough Estates plc	171,290	2,634
Unite Group plc	101,596	1,088
Warner Estate Holdings plc	5,183	88
Workspace Group plc	7,475	73
		27,527
United States (40.7%)
Acadia Realty Trust REIT	12,172	304
AMB Property Corp. REIT	35,118	2,058
American Campus Communities, Inc.	8,487	242
Apartment Investment & Management Co., REIT	9,384	526
Archstone-Smith Trust REIT	70,107	4,081
AvalonBay Communities, Inc. REIT	28,501	3,707
Boston Properties, Inc. REIT	52,595	5,884
Brandywine Realty Trust REIT	52,792	1,755
BRE Properties, Inc. REIT	20,590	1,339
Brookfield Homes Corp.	17,832	670
Brookfield Properties Corp.	130,439	5,130
Cedar Shopping Centers, Inc. REIT	8,926	142
CentraCore Properties Trust REIT	9,959	322
Cogdell Spencer, Inc. REIT	4,720	101
Equity Lifestyle Properties, Inc. REIT	(a)17,085	930
Equity Office Properties Trust REIT	90,712	4,370
Equity Residential REIT	93,176	4,729
Essex Property Trust, Inc. REIT	14,234	1,840
Federal Realty Investment Trust REIT	26,728	2,272
Forest City Enterprises, Inc., Class A	31,046	1,813
Gaylord Entertainment Co.	(a)5,569	284
General Growth Properties, Inc. REIT	55,401	2,894
Health Care Property Investors, Inc. REIT	20,943	771
Health Care, Inc. REIT	5,096	219
Hersha Hospitality Trust REIT	20,931	237
Highwoods Properties, Inc. REIT	13,617	555
Hilton Hotels Corp.	104,353	3,642
Host Marriot Corp. REIT	252,276	6,193
Kilroy Realty Corp. REIT	1,505	117
Liberty Property Trust REIT	30,255	1,487
Macerich Co. (The) REIT	41,840	3,622
Mack-Cali Realty Corp. REIT	35,349	1,803
Morgans Hotel Group Co.	(a)26,963	456
Parkway Properties, Inc. REIT	942	48
Plum Creek Timber Co., Inc. REIT	23,660	943
Post Properties, Inc. REIT	36,879	1,685
ProLogis REIT	22,066	1,341
Public Storage, Inc. REIT	36,399	3,549
Ramco-Gershenson Properties REIT	1,365	52
Regency Centers Corp. REIT	38,138	2,981
Republic Property Trust REIT	11,726	135
Senior Housing Properties Trust REIT	39,816	975
Simon Property Group, Inc. REIT	93,325	9,453
SL Green Realty Corp. REIT	7,116	945
Starwood Hotels & Resorts Worldwide, Inc.	73,931	4,621
Strategic Hotels & Resorts, Inc. REIT	65,083	1,418
Taubman Centers, Inc. REIT	30,400	1,546
Tenet Healthcare Corp.	(a)68,264	476
Universal Health Reality Income Trust REIT	4,512	176
Vornado Realty Trust REIT	19,115	2,322
		97,161
Total Common Stocks (Cost $203,888)		229,929
Investment Company (0.5%)
Luxembourg(0.5%)
ProLogis European Properties (Cost $1,165)	(a)62,215	1,232

	Face
	Amount
	(000)
Short-Term Investment (5.9%)
Repurchase Agreement (5.9%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $14,023 (Cost $14,015)	$ (f)14,015	14,015
Total Investments (102.7%) (Cost $219,068)		245,176
Liabilities in Excess of Other Assets (-2.7%)		(6,413)
Net Assets (100%)		$238,763

(a)                                  Non-income producing security.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT                     Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	307	$405	1/3/07	CHF	492	$404	$(1)
EUR	15	19	1/4/07	CHF	24	19	@—
EUR	2,908	3,839	1/2/07	GBP	1,950	3,818	(21)
EUR	206	272	1/3/07	GBP	138	271	(1)
EUR	135	179	1/2/07	SEK	1,223	179	@—
EUR	43	56	1/3/07	SEK	387	57	1
USD	2,192	2,192	1/2/07	AUD	2,792	2,204	12
USD	111	111	1/3/07	AUD	141	111	@—
USD	3,994	3,994	1/4/07	JPY	474,592	3,988	(6)
USD	1,076	1,076	1/3/07	SGD	1,653	1,078	2
USD	45	45	1/4/07	SGD	69	45	@—
		$12,188				$12,174	$(14)

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
@	— Face amount/Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Global Value Equity Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Value Funds Median(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	21.40%	9.38%	8.99%	12.05%
MSCI World Index	20.07	9.97	7.64	9.34
Lipper Global Large-Cap Value Funds Median	20.81	11.42	10.22	—

Portfolio – Class B (5)	21.05	9.09	8.69	9.84
MSCI World Index	20.07	9.97	7.64	8.12
Lipper Global Large-Cap Value Funds Median	20.81	11.42	10.22	11.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Lipper Global Large-Cap Value Funds Median tracks the performance of all funds in the Lipper Global Large-Cap Value Funds classification. The Median, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on July 15, 1992

(5)          Commenced operations on January 2, 1996

(6)          For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Value Equity Portfolio

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 21.40% for the Class A shares, net of fees, and 21.05% for the Class B shares, net of fees, compared to 20.07% for the Morgan Stanley Capital International (MSCI) World Index (the “Index”).

Factors Affecting Performance

•                  Overall, it has been another good year for financial markets. Although the markets were troubled by the U.S. slowdown and its impact on the global picture, stocks have rallied to all-time highs. The Dow Jones Industrial Average was up strongly for the year, having broken record highs almost daily in the month of December. Eurozone stocks rose even faster. Although Japan’s market stalled a little, China’s put in another impressive year.

•                  Relative to the Index, the strongest performance in the Portfolio over this period came from stock selection and an underweight position in the information technology sector. In particular, the Portfolio’s holdings in the equipment and hardware group and in the software and services group performed very well. The Portfolio also benefited from a zero weight in the semi-conductors group, which sold off sharply during the year.

•                  The Portfolio’s positioning within the energy sector was also a strongly positive influence on performance for the year. Within this sector, the Portfolio emphasized the higher quality names, which finally began to pay off as performance of the broader sector began to stall. The Portfolio was underweight in the sector throughout the year and this also had a small positive effect.

•                  The financials sector was another area where the Portfolio gained relative outperformance. In particular, stock selection in banks was strong, primarily in the Portfolio’s holdings in Europe. Stock selection in diversified financials was also positive but the Portfolio’s holdings within the insurance group lagged the Index.

•                  The weakest contributor to 2006 performance was stock selection and an underweight position in the utilities sector. Stock selection in the industrials sector was also a detractor, particularly within the capital goods group.

Management Strategies

•                  Although a number of changes to the Portfolio were made during the year, the key over- and underweight positions relative to the Index remain unchanged. The Portfolio holds an overweight position in the highly cash-generative consumer staples stocks, as well as in the pharmaceuticals group and the telecommunication services sector. Although we have started to re-examine energy stocks after the recent sell-offs, we remain underweight here. Other notable underweight positions include the financials sector and the disparate consumer discretionary sectors.

•                  We continue to believe that superior investment performance will be driven by careful stock selection. We are committed to the application of an investment process that is both proven and highly disciplined. We look for companies and sectors that combine attractive dividend yields with stable cash flows and significant potential for growth in revenues and margins. We apply strict criteria that seek to identify situations of suitable value and quality.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Global Value Equity Portfolio

use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,159.50	$4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

Class B
Actual	1,000.00	1,158.10	6.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

*      Expenses are equal to Class A and Class B annualized net expense ratios of 0.89% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.3%)
Australia (1.9%)
Boral Ltd.	(c)104,626	$630
Foster’s Group Ltd.	(c)138,282	756
Goodman Fielder Ltd.	583,932	1,023
		2,409
Bermuda (5.8%)
Ingersoll Rand Co., Ltd. Class A	(c)57,336	2,243
Tyco International Ltd.	112,325	3,415
XL Capital Ltd., Class A	(c)26,272	1,892
		7,550
France (7.5%)
BNP Paribas S.A.	29,827	3,254
France Telecom S.A.	(c)26,730	739
Lafarge S.A.	(c)13,226	1,968
Sanofi-Aventis S.A.	17,971	1,660
Total S.A.	(c)27,685	1,997
		9,618
Germany (2.2%)
BASF AG	7,715	752
Bayerische Motoren Werke AG	24,107	1,385
DaimlerChrysler AG	10,895	673
		2,810
Hong Kong (0.9%)
Chunghwa Telecom Co., Ltd. ADR	(c)44,877	885
Yue Yuen Industrial Holdings Ltd.	71,500	227
		1,112
Ireland (3.1%)
Bank of Ireland	107,751	2,489
Kerry Group plc, Class A	61,927	1,548
		4,037
Italy (1.9%)
ENI S.p.A.	73,474	2,471
Japan (7.5%)
Astellas Pharma, Inc.	29,400	1,336
Canon, Inc.	31,500	1,773
Kao Corp.	44,000	1,187
Mitsui Sumitomo Insurance Co., Ltd.	53,000	580
Nissan Motor Co., Ltd.	93,400	1,125
Sumitomo Electric Industries Ltd.	(c)98,900	1,546
Takeda Pharmaceutical Co., Ltd.	(c)31,700	2,176
		9,723
Netherlands (3.8%)
Chicago Bridge & Iron Co. N.V. (NY Shares)	46,102	1,261
Koninklijke Philips Electronics N.V.	16,371	617
Unilever N.V. CVA	71,168	1,945
Wolters Kluwer N.V. CVA	36,373	1,046
		4,869
New Zealand (0.6%)
Telecom Corp. of New Zealand Ltd.	(c)235,717	807
Singapore (0.7%)
ComfortDelgro Corp., Ltd.	861,000	904
South Korea (0.8%)
SK Telecom Co., Ltd. ADR	(c)41,077	1,088
Spain (2.2%)
Banco Bilbao Vizcaya Argentaria S.A.	59,276	1,427
Telefonica S.A.	66,655	1,418
		2,845
Switzerland (2.7%)
Novartis AG (Registered)	9,695	559
Syngenta AG	(a)6,833	1,271
UBS AG (Registered)	26,670	1,621
		3,451
United Kingdom (21.5%)
Barclays plc	135,950	1,943
Cadbury Schweppes plc	249,472	2,670
Diageo plc	66,696	1,309
GlaxoSmithKline plc	114,896	3,024
Imperial Tobacco Group plc	66,662	2,624
Old Mutual plc	478,290	1,632
Reed Elsevier plc	186,833	2,050
Rolls-Royce Group plc	(a)227,469	1,994
Rolls-Royce Group plc, Class B	8,446,505	17
Royal Bank of Scotland Group plc	69,704	2,720
Royal Dutch Shell plc ADR	38,016	2,691
Vodafone Group plc	717,609	1,988
WM Morrison Supermarkets plc	335,992	1,674
WPP Group plc	100,219	1,355
		27,691
United States (35.2%)
Alcoa, Inc.	28,754	863
Altria Group, Inc.	40,378	3,465
American Electric Power Co., Inc.	16,204	690
American International Group, Inc.	9,412	674
AT&T, Inc.	(c)21,730	777
BJ’s Wholesale Club, Inc.	(a)31,917	993
Boeing Co. (The)	8,213	730
CBS Corp.	14,804	462
Chevron Corp.	30,850	2,268
Citigroup, Inc.	48,941	2,726
Dominion Resources, Inc.	16,114	1,351
EMC Corp.	(a)(c)135,088	1,783
First DataCorp.	51,466	1,313
Freddie Mac	33,826	2,297
Hewlett-Packard Co.	32,643	1,345
International Business Machines Corp.	30,713	2,984
Marsh & McClennan Cos., Inc.	66,253	2,031
McAfee, Inc.	(a)36,989	1,050
Mellon Financial Corp.	44,908	1,893
Merrill Lynch & Co., Inc.	21,421	1,994
Northrop Grumman Corp.	8,859	600
Pfizer, Inc.	73,506	1,904
Schering-Plough Corp.	(c)118,431	2,800
St. Paul Travelers Cos., Inc. (The)	(c)25,516	1,370
UnitedHealth Group, Inc.	36,767	1,975
Verizon Communications, Inc.	31,687	1,180
Viacom, Inc., Class B	(a)14,510	595

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

		Value
	Shares	(000)
United States (cont’d)
Weyerhaeuser Co.	(c)9,670	$683
Wyeth	50,837	2,589
		45,385
Total Common Stocks (Cost $96,331)		126,770

	Face
	Amount
	(000)
Short-Term Investments (8.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.4%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)267	267
Bancaja, 5.37%, 1/19/07	(h)133	133
Bank of America Corp., 5.32%, 1/2/07	(h)427	427
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)133	133
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)160	160
5.38%, 1/2/07	(h)107	107
5.39%, 1/16/07	(h)267	267
BNP Paribas plc,
5.35%, 2/20/07	(h)267	267
CIC, New York,
5.33%, 1/3/07	(h)187	187
5.34%, 1/2/07	(h)267	267
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)272	272
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	856	856
Dexia Bank, New York,
5.33%, 1/2/07	(h)267	267
Gemini Securitization Corp.,
5.34%, 1/2/07	133	133
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)133	133
5.42%, 1/2/07	(h)251	251
HSBC Finance Corp., 5.34%, 1/8/07	(h)133	133
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)133	133
Manufacturers & Traders,
5.33%, 1/16/07	(h)160	160
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)140	140
Mitsubishi UFJ Financial Group,
5.33%, 1/2/07	(h)133	133
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)267	267
5.35%, 1/2/07	(h)133	133
National City Bank Cleveland,
5.32%, 1/2/07	(h)386	386
National Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)535	535
Nationwide Building Society,
5.44%, 3/28/07	(h)309	309
Nordea Bank, New York,
5.31%, 1/2/07	(h)400	400
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	126	126
Skandi, NewYork,
5.34%, 1/9/07	(h)267	267
SLM Corp., 5.36%, 1/22/07	(h)267	267
Toronto Dominion, New York,
5.32%, 5/29/07	(h)267	267
Tulip Funding, 5.36%, 1/16/07	146	146
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)187	187
World Savings Bank FSB,
5.35%, 1/19/07	(h)91	91
		8,207
Repurchase Agreement (1.6%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $2,123	(f)2,122	2,122
Total Short-Term Investments (Cost $10,329)		10,329
Total Investments (106.3%) (Cost $106,660) — including $7,841 of Securities Loaned		137,099
Liabilities in Excess of Other Assets (-6.3%)		(8,163)
Net Assets (100%)		$128,936

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2006.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

ADR                     American Depositary Receipts

CVA                      Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	3,250	$6,365	3/14/07	USD	6,389	$6,389	$24

GBP — British Pound

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

International Equity Portfolio

*      Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	22.50%	14.80%	11.98%	11.97%
MSCI EAFE Index	26.34	14.98	7.71	6.17
Lipper International Large-Cap Core Funds Index	25.11	13.60	8.92	9.08

Portfolio – Class B (5)	22.21	14.54	11.72	12.33
MSCI EAFE Index	26.34	14.98	7.71	7.55
Lipper International Large-Cap Core Funds Index	25.11	13.60	8.92	9.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)                                  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)                                  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)                                  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)                                  Commenced operations on August 4, 1989

(5)                                  Commenced operations on January 2, 1996

(6)                                  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Equity Portfolio

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 22.50% for the Class A shares, net of fees, and 22.21% for the Class B shares, net of fees, compared to 26.34% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•             The Index rose by 3.1% in U.S. dollar terms in December, boosting the quarterly return to 10.4% and bringing the full year gain for the Index to 26.3%. The U.S. dollar depreciated significantly over the course of the year against all major currencies except the Japanese yen. The U.S. dollar fell by 13.1% against the British pound and by 12.1% against the Euro, which boosted the Index’s overall performance by 9.6% for U.S. dollar-based investors. In local currency terms, the Index gained a solid 16.5% for the year, which, while not as spectacular as the 29% local currency performance in 2005, was nonetheless impressive in the context of it following three exceptionally strong years. This performance looks even better on closer examination, as the Index average was dragged down by Japan, up “just” 7.3% (local) following its spectacular rise in 2005. Most European markets were up at least 20% in local currency terms, and any country with some emerging markets exposure, such as Hong Kong (+30.8%) or Singapore (+36.2%), was even stronger. That the United Kingdom was a relative laggard despite a rise of 14.6% (local) says something about the intensity of international market performance in 2006.

•             On a sector basis, utilities rose by 49.9% in U.S. dollar terms, reflecting the effect of an outbreak of merger and acquisition activity in Europe, a theme which contributed to the outsize returns in other top-performing sectors such as materials (+33.0%) and the automobile sub-sector (+33.1%). The persistence of low credit risk premium and strong economic growth further helped boost leveraged segments of the market such as real estate (+43.7%), insurance (+30.1%) and banks (+26.7%). Telecommunication services (+30.4%) and consumer staples (+30.0%) also performed well. On the other hand, health care(+18.6%), beset by patent expirations, energy (+17.6%), beset by falling oil prices, and technology (+11.9%) trailed the Index.

Management Strategies

•             The Portfolio participated in some of the stronger performing sectors and industries, specifically materials and select utilities, where ourstock selection-buoyed by takeover activity-added significant value. Stock selection was also strong in information technology and consumer discretionary.

•             Overall, though, the conservative and defensive nature of the portfolio detracted from overall performance in 2006. The Portfolio underperformed the Index as it lacked exposure to the more cyclical and leveraged stocks in the financial and industrial sectors which had strong performance during the year. In addition, our more defensive stock selection in telecommunications detracted in a market where valuation was not a key factor, and also due to a lack of exposure to names subject to takeover activity. We also increased our exposure to Japan during the year but these additions, primarily Japanese financials, failed to rally in 2006.

•             Midyear, the Portfolio’s relative performance improved as some of the macro concerns that we identified earlier in the year began to affect sectors and geographies we believed were overvalued, notably cyclicals, consumer discretionary, Japan and the emerging markets The market regained its risk appetite in the fourth quarter and returned to cyclicals despite a clear deterioration in economic lead indicators.

•             After several years of strong performance, economically sensitive sectors (such as material, industrial, technology and financials) account for 67% of the Index. The Portfolio’s exposure to these economically sensitive sectors is currently 45%, and is generally concentrated in less overvalued businesses with more sustainable, and therefore more reliable, free cash flow generation. We continue to be overweight in consumer staples and underweight in financials, particularly banks.

•             We believe the problem for value investors today seeking absolute returns is that, unlike 1999 -2000, there are few pools of unexploited value. We continue to search for investment opportunities, particularly in Japan where segments of the market have been de-rated.

•             We believe that many companies in certain sectors appear to be close to peak valuation multiples as they have participated in four years of global economic growth. While we may not know when the economic cycle will turn, we do believe the current valuations represent a risk and may not compensate investors for the potential fallout in corporate performance from a slowing global economy. In building the Portfolio, we are cautious of these trends but remain committed to our valuation discipline and focus on quality.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Equity Portfolio

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,131.60	$5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.79

Class B
Actual	1,000.00	1,130.30	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	6.06

*             Expenses are equal to Class A and Class B annualized net expense ratios of 0.94% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*             Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

International Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.7%)
Australia (1.7%)
Foster’s Group Ltd.	(c)17,070,122	$93,242
Orica Ltd.	(c)1,378,376	26,439
		119,681
Austria (1.1%)
Telekom Austria AG	2,846,506	76,278
Belgium (2.1%)
Fortis	(c)1,940,515	82,765
KBC Groep N.V.	542,257	66,498
		149,263
Canada (0.5%)
EnCana Corp.	(c)687,302	31,626
France (7.0%)
BNP Paribas S.A.	769,398	83,943
France Telecom S.A.	(c)1,604,329	44,368
Lafarge S.A.	354,478	52,735
Renault S.A.	(c)657,284	78,956
Sanofi-Aventis S.A.	(c)815,685	75,318
Total S.A.	(c)2,204,301	159,020
		494,340
Germany (6.1%)
Bayer AG	(c)1,396,659	74,963
Bayerische Motoren Werke AG	1,363,523	78,314
Porsche AG (Non-Voting Shares)	82,234	104,652
RWE AG	(c)1,256,767	138,526
Siemens AG (Registered)	365,778	36,281
		432,736
Greece (1.2%)
OPAP S.A.	2,102,620	81,269
Ireland (0.7%)
CRH plc (Dublin Shares)	1,171,467	48,773
Italy (1.6%)
ENI S.p.A.	3,252,900	109,411
Japan (19.9%)
Asatsu-DK, Inc.	(c)807,285	25,642
Astellas Pharma, Inc.	(c)1,841,500	83,715
Canon, Inc.	(c)1,911,100	107,595
Central Japan Railway Co.	10,449	107,998
Dai Nippon Printing Co., Ltd.	(c)5,923,000	91,479
JSR Corp.	(c)1,187,900	30,744
Kansai Electric Power Co., Inc. (The)	1,451,500	39,152
Kao Corp.	(c)5,109,000	137,808
Keyence Corp.	76,900	19,056
Mitsubishi Electric Corp.	11,086,000	101,167
Mitsui Sumitomo Insurance Co., Ltd.	(c)6,197,000	67,800
Nitto Denko Corp.	(c)705,200	35,318
NTT DoCoMo, Inc.	46,688	73,756
Omron Corp.	1,557,600	44,239
Oriental Land Co., Ltd.	(c)926,300	48,493
Osaka Gas Co., Ltd.	9,595,000	35,718
Sega Sammy Holdings, Inc.	(c)1,595,000	43,023
Shinsei Bank Ltd.	(c)16,100,000	94,702
Sumitomo Mitsui Financial Group, Inc.	10,544	108,094
T&D Holdings, Inc.	1,165,300	77,063
Taiyo Nippon Sanso Corp.	(c)2,479,000	22,331
Takefuji Corp.	(c)298,590	11,818
		1,406,711
Netherlands (7.2%)
ABN AMRO Holding N.V.	2,040,090	65,575
Akzo Nobel N.V.	990,341	60,410
CSM N.V. CVA	1,348,657	51,931
ING Groep N.V. CVA	1,261,725	55,946
Mittal Steel Co., N.V.	(c)1,530,106	64,594
Unilever N.V. CVA	7,616,018	208,108
		506,564
Norway (0.6%)
Norsk Hydro ASA	796,017	24,703
Statoil ASA	(c)750,463	19,890
		44,593
Singapore (0.8%)
United Overseas Bank Ltd.	4,671,000	59,082
Spain (1.7%)
Banco Bilbao Vizcaya Argentaria S.A.	2,172,906	52,319
Telefonica S.A.	(c)3,150,086	67,031
		119,350
Sweden (2.9%)
SKF AB, Class B	(c)2,742,573	50,677
Telefonaktiebolaget LM Ericsson, Class B	38,189,429	154,243
		204,920
Switzerland (8.1%)
Holcim Ltd. (Registered)	1,985,522	182,013
Nestle S.A. (Registered)	628,915	223,488
Novartis AG (Registered)	2,007,839	115,758
UBS AG (Registered)	847,624	51,511
		572,770
United Kingdom (34.5%)
AstraZeneca plc	1,536,802	82,569
BHP Billiton plc	4,478,865	81,952
BP plc	9,990,773	111,014
British American Tobacco plc	6,294,152	176,109
Cadbury Schweppes plc	20,019,128	214,214
Drax Group plc	4,750,867	75,905
GlaxoSmithKline plc	2,493,517	65,618
Hanson plc	1,735,445	26,182
Hays plc	41,769,946	130,244
HSBC Holdings plc	5,494,742	100,164
Imperial Tobacco Group plc	6,309,929	248,332
Intercontinental Hotels Group plc	4,624,814	114,279
Johnston Press plc	3,446,181	26,484
Ladbrokes plc	5,354,671	43,851
National Grid plc	5,153,836	74,372
Northern Rock plc	1,063,282	24,525
Reckitt Benckiser plc	2,931,560	133,972
Reed Elsevier plc	6,139,816	67,382
Rolls-Royce Group plc	(a)2,086,523	18,292
Rolls-Royce Group plc, Class B	163,864,839	324

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Equity Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Royal Bank of Scotland Group plc	3,835,239	$149,662
Royal Dutch Shell plc, Class A	2,855,557	100,720
Scottish & Southern Energy plc	1,209,922	36,815
Scottish Power plc	11,334,734	166,007
Smiths Group plc	4,066,541	78,946
Vodafone Group plc	31,781,361	88,053
		2,435,987
Total Common Stocks (Cost $5,295,776)		6,893,354

	Face
	Amount
	(000)
Short-Term Investments (10.5%)
Short-Term Debt Securities held as Collateral on Loaned Securities (9.0%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)20,655	20,655
Bancaja, 5.37%, 1/19/07	(h)10,328	10,328
Bank of America Corp., 5.32%, 1/2/07	(h)33,048	33,048
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)10,327	10,327
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)12,393	12,393
5.38%, 1/2/07	(h)8,264	8,264
5.39%, 1/16/07	(h)20,655	20,655
BNP Paribas plc,
5.35%, 2/20/07	(h)20,655	20,655
CIC, New York,
5.33%, 1/3/07	(h)14,457	14,457
5.34%, 1/2/07	(h)20,655	20,655
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)21,068	21,068
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	66,280	66,280
Dexia Bank, New York,
5.33%, 1/2/07	(h)20,652	20,652
Gemini Securitization Corp.,
5.34%, 1/2/07	10,321	10,321
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)10,328	10,328
5.42%, 1/2/07	(h)19,416	19,416
HSBC Finance Corp., 5.34%, 1/8/07	(h)10,328	10,328
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)10,327	10,327
Manufacturers & Traders,
5.33%, 1/16/07	(h)12,393	12,393
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)10,857	10,857
Mitsubishi UFJ Financial Group,
5.33%, 1/2/07	(h)10,328	10,328
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)20,655	20,655
5.35%, 1/2/07	(h)10,328	10,328
National City Bank Cleveland,
5.32%, 1/2/07	(h)29,948	29,948
National Rural Utilities Cooperative
Finance Corp.,
5.34%, 1/2/07	(h)41,310	41,310
Nationwide Building Society,
5.44%, 3/28/07	(h)23,960	23,960
Nordea Bank, New York,
5.31%, 1/2/07	(h)30,982	30,982
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	9,752	9,752
Skandi, NewYork,
5.34%, 1/9/07	(h)20,655	20,655
SLM Corp., 5.36%, 1/22/07	(h)20,655	20,655
Toronto Dominion, New York,
5.32%, 5/29/07	(h)20,655	20,655
Tulip Funding, 5.36%, 1/16/07	11,347	11,347
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)14,458	14,458
World Savings Bank FSB,
5.35%, 1/19/07	(h)7,023	7,023
		635,463
Repurchase Agreement (1.5%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $100,814	(f)100,756	100,756
Total Short-Term Investments (Cost $736,219)		736,219

Total Investments (108.2%) (Cost $6,031,995) — including $603,724 of Securities Loaned		7,629,573
Liabilities in Excess of Other Assets (-8.2%)		(575,845)
Net Assets (100%)		$7,053,728

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2006.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

CVA                      Certificaten Van Aandelen.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Equity Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	4,138	$3,266	1/3/07	USD	3,267	$3,267	$1
CAD	1,006	863	1/2/07	USD	867	867	4
CHF	18,941	15,544	1/3/07	USD	15,511	15,511	(33)
EUR	31,038	40,972	1/2/07	USD	40,815	40,815	(157)
EUR	1,531	2,021	1/3/07	USD	2,014	2,014	(7)
EUR	284	375	1/4/07	USD	374	374	(1)
GBP	133,600	261,625	1/24/07	JPY	29,451,986	248,175	(13,450)
GBP	30,284	59,296	1/2/07	USD	59,386	59,386	90
GBP	1,687	3,303	1/3/07	USD	3,309	3,309	6
JPY	16,144,838	136,043	1/24/07	GBP	72,400	141,779	5,736
JPY	4,268,412	35,872	1/5/07	USD	35,893	35,893	21
NOK	7,412	1,189	1/2/07	USD	1,183	1,183	(6)
SEK	38,106	5,566	1/2/07	USD	5,543	5,543	(23)
SGD	2,450	1,598	1/4/07	USD	1,598	1,598	@—
USD	181	180	1/4/07	JPY	21,442	180	@—
		$567,713				$559,894	$(7,819)

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

NOK	— Norwegian Krone

SEK	— Swedish Krona

SGD	— Singapore Dollar

USD	— United States Dollar

@	— Face Amount/Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

International Growth Equity Portfolio

*                 Minimum Investment

**          Commenced operations on December 27, 2005

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average
		Annual
	One	Since
	Year	Inception(4)
Portfolio – Class A (3)	27.92%	26.70%
MSCI EAFE Index	26.34	25.50

Portfolio – Class B (3)	27.49	26.27
MSCI EAFE Index	26.34	25.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)       The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)       Commenced operations on December 27, 2005

(4)       For comparative purposes, average annual since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Growth Equity Portfolio seeks long-term capital appreciation, with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the U.S. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 27.92%, net of fees, for Class A shares and 27.49%, net of fees, for Class B shares compared to 26.34% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•             In 2006, performance in the international equity markets was strong, boosted by robust corporate earnings growth and a wave of merger and acquisition activity globally. With the exception of Japan, most major indexes outpaced U.S. markets in U.S. dollar terms-the Index posted a total return of 26.3% vs. 15.8% for the S&P 500® Index for the year.

•             After the sharp sell-off in the second quarter, which had been driven primarily by rising inflation, increased valuations, and fears of a slowdown in global economic growth, international equity markets showed convincing

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Growth Equity Portfolio

resilience with a strong recovery in the third and fourth quarters. In addition to the sound corporate earnings growth and feverish merger and acquisition activity, the second-half recovery in international markets was supported by the decision of the U.S. Federal Reserve to pause in August after two years of interest-rate tightening, which caused weakness in the U.S. dollar. Investors in foreign shares benefited as the U.S. dollar lost 10.5% vs. the Euro, lost 12.3% vs. the British pound and lost 1.0% vs. the Japanese yen for the year.

•             Outperformance in the Portfolio in 2006 can be attributed to selections in Japan, Asia/Pacific ex-Japan, and the emerging markets. The Portfolio’s relative performance in Japan was strong, driven primarily by a real estate developer, an auto manufacturer, and an imaging solutions provider. All three companies, in addition to benefiting from economic growth both globally and in Japan, reported record earnings in 2006 and raised forecasts for future earnings.

•             In the Asia/Pacific region, two of the Portfolio’s top performers in 2006 were an electricity generator, which benefited from soaring demand for electricity accompanying China’s economic growth, and an oil equipment manufacturer, which benefited from higher oil prices that have pushed exploration companies to take longer-term leases on drilling rigs.

•             Within the Portfolio’s emerging market exposure, holdings in Mexico included a dominant retailer and one of Latin America’s largest mobile-phone companies, both of which continued to expand during the period and contributed considerable gains.

•             Although the Portfolio performed well on a relative basis in Europe in the fourth quarter, performance lagged slightly in the region for the year due to an underweight in the United Kingdom (U.K.), where the FTSE 100 Index is near a six-year high.

•             For the year, absolute sector benchmark returns performed mostly in a narrow range of 18.6% to 33.0%. Notable exceptions were the outperformance of the utilities sector, up 49.9% for the year, and the underperformance of the information technology sector, up 14.7%.

•             The Portfolio outperformed on a relative basis in six of the10 Index sectors, led by the outsized gains in the industrials sector. The Portfolio underperformed in the materials sector due to lower than benchmark exposure to this sector and limited exposure to steel companies whose share prices rose on increased mergers and acquisitions activity.

Management Strategies

•             The surprises in 2006 were the strong equity markets and economic performance on a global scale, particularly in Europe, where profits have risen at least 14% annually for the past three years; in Japan, where the economic expansion is on course to be its longest in half a century according to the Organization for Economic Co-operation and Development (OECD); and in the emerging markets, where gross domestic product (GDP) was estimated to be 5.4% in 2006.

•             Enthusiasm for sustained rapid global growth, however, is muted as the European Central Bank (ECB) raised its key interest rate to a four-year high of 3.5% in December, and central banks in the U.K., Japan, and emerging markets such as India and China initiated rate hikes in 2006. And, rate increases may continue: according to the median forecast of 16 economists surveyed by Bloomberg in December, ECB interest rates will rise to 4.0% by the third quarter of 2007. Higher borrowing costs will translate into higher costs of capital which could slow spending and eventually temper corporate earnings globally.

•             Given the leadership of value-oriented and lower-quality stocks in the lower interest rate environment of the past few years, we believe investors may soon focus on higher-quality, lower-leveraged companies with strong balance sheets as rates move higher.

•             Given our emphasis on building diversified portfolios across regions, and investing in higher-quality, growth companies, we believe the Portfolio is well positioned for the possible market rotation and forecasted global economic slowdown.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Growth Equity Portfolio

invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,164.30	$5.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.24

Class B
Actual	1,000.00	1,162.50	7.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*             Expenses are equal to Class A and Class B annualized net expense ratios of 1.03% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (99.9%)
Australia (1.6%)
BHP Billiton Ltd.	5,601	$112
Austria (4.4%)
Andritz AG	469	102
Erste Bank der Oesterreichischen Sparkassen
AG	1,625	125
Telekom Austria AG	3,065	82
		309
Canada (1.3%)
EnCana Corp.	2,075	95
China (3.8%)
China Resources Power Holdings Co.	70,000	106
CNOOC Ltd.	92,700	88
Parkson Retail Group Ltd	14,700	73
		267
Finland (4.2%)
Fortum Oyj	4,590	130
Kone Oyj, Class B	1,600	91
Neste Oil Oyj	2,400	73
		294
France (10.2%)
AXA S.A.	2,804	113
BNP Paribas S.A.	1,026	112
Cie Generale d’Optique Essilor International S.A.	783	84
LVMH Moet Hennessy Louis Vuitton S.A.	766	81
Schneider Electric S.A.	774	86
Total S.A.	2,115	153
Vallourec	318	92
		721
Germany (8.7%)
Celesio AG	1,600	86
Continental AG	1,127	131
Deutsche Bank AG (Registered)	800	107
E. ON AG	1,009	137
Porsche AG (Preferred)	50	64
SAP AG	1,648	87
		612
Greece (2.8%)
Coca-Cola Hellenic Bottling Co. S.A.	2,426	95
National Bank of Greece S.A.	2,232	103
		198
Hong Kong (1.7%)
Esprit Holdings Ltd.	11,000	123
India (2.6%)
Bharti Airtel Ltd.	(a)5,400	79
ICICI Bank Ltd. ADR	2,500	104
		183
Ireland (5.1%)
Allied Irish Banks plc	3,485	103
Anglo Irish Bank Corp. plc	7,800	162
CRH plc (Dublin Shares)	2,248	94
		359
Israel (0.9%)
Teva Pharmaceutical Industries Ltd. ADR	2,000	62
Japan (17.5%)
Canon, Inc.	2,000	113
Casio Computer Co., Ltd.	4,000	91
Credit Saison Co., Ltd.	1,900	65
Daiwa Securities Group, Inc.	7,000	79
Hoya Corp.	2,300	90
Kobe Steel Ltd.	22,000	75
Kubota Corp.	9,000	83
ORIX Corp.	300	87
Sharp Corp.	5,000	86
Shin-Etsu Chemical Co., Ltd.	1,200	80
Sumitomo Realty & Development Co., Ltd.	4,000	128
Terumo Corp.	2,200	87
Toray Industries, Inc.	11,000	82
Toyota Motor Corp.	1,400	94
		1,240
Mexico (2.6%)
America Movil S.A. de C.V., Class L ADR	1,900	86
Wal-Mart de Mexico S.A. de C.V. ADR	2,279	100
		186
Netherlands (4.4%)
ING Groep N.V. CVA	3,260	145
Reed Elsevier N.V.	4,303	73
Royal Numico N.V.	1,740	94
		312
Norway (3.0%)
Telenor ASA	6,568	124
TGS Nopec Geophysical Co. ASA	(a)4,400	91
		215
Singapore (2.4%)
DBS Group Holdings Ltd.	5,000	74
Keppel Corp., Ltd.	8,500	97
		171
South Korea (1.1%)
Samsung Electronics Co., Ltd. GDR (Registered)	(e)239	79
Spain (1.2%)
Banco Popular Espanol S.A.	4,845	88
Sweden (2.6%)
Getinge AB, Class B	4,699	105
Telefonaktiebolaget LM Ericsson, Class B	20,000	81
		186
Switzerland (6.6%)
ABB Ltd. (Registered)	6,000	107
Nestle S.A. (Registered)	300	107
Novartis AG (Registered)	1,322	76
Roche Holding AG (Genusschein)	450	81
SGS S.A. (Registered)	87	97
		468
Turkey (1.0%)
Akbank TAS ADR	5,704	69

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

		Value
	Shares	(000)
United Kingdom (10.2%)
Barclays plc	6,331	$91
Capita Group plc	8,140	97
HSBC Holdings plc	3,913	71
Prudential plc	6,822	93
Reckitt Benckiser plc	1,827	83
Royal Bank of Scotland Group plc	2,364	92
SABMiller plc	4,264	98
Tesco plc	12,321	98
		723
Total Common Stocks (Cost $5,726)		7,072
Total Investments (99.9%) (Cost $5,726)		7,072
Other Assets in Excess of Liabilities (0.1%)		6
Net Assets (100%)		$7,078

(a)	Non-income producing security.

(e)	144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen

GDR	Global Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

International Magnum Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class A (4)	25.39%	13.08%	6.75%	7.02%
MSCI EAFE Index	26.34	14.98	7.71	7.73
Lipper International Multi-Cap Core Funds Index	24.89	14.87	9.28	9.79

Portfolio – Class B (4)	25.10	12.78	6.47	6.73
MSCI EAFE Index	26.34	14.98	7.71	7.73
Lipper International Multi-Cap Core Funds Index	24.89	14.87	9.28	9.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on March 15, 1996

(5)          For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Magnum Portfolio

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 25.39%, net of fees, for the Class A shares and 25.10%, net of fees, for the Class B shares compared to 26.34% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•                  It has been another stellar year for financial markets, and December was no exception. Even though economically speaking, markets have been haunted by the U.S. slowdown and its potential impact on the global picture, stocks have rallied to all-time highs. The S&P 500® Index is up over 14% this year, while Eurozone stocks have risen even faster. Although Japan’s market stalled a bit, the rest of Asia and the emerging markets put in another impressive financial year.

•                  The Portfolio had strong absolute returns in 2006, but slightly lagged the Index. The primary cause of the underperformance during the year was security selection within Europe. Notable detractors included the Portfolio’s underweight to and security selection within the materials and utilities sectors, as well as security selection within the consumer discretionary sector.

•                  Secondary causes of underperformance can be attributed to the Portfolio’s underweight to Europe, which had surprisingly strong performance in 2006.

Management Strategies

•                  At the beginning of 2006, we believed the coming year would see an end to the trend of “value” outperformance and a rotation into more growth oriented industries. Therefore, during the first quarter, we implemented a strategic shift in the Portfolio by adding an explicit allocation to international growth securities.

•                  The Portfolio remains split equally between growth and value securities. The shift into more growth-oriented stocks at the beginning of 2006 started to pay off during the second half of the year as investors began to focus on higher-quality, less-leveraged companies with strong balance sheets. Given our emphasis on building diversified portfolios across regions and investing in higher quality, growth companies, we believe the Portfolio is well positioned for a possible market rotation and forecasted global economic slowdown.

•                  Within Europe, the Portfolio is overweight to the Eurozone and underweight to the United Kingdom (U.K.) We prefer the Eurozone to the U.K. because the Eurozone region appears to be enjoying a “Goldilocks” recovery, with business and consumer confidence soaring to a five-year high and inflation falling to its lowest level in over two years. Although economic data in the U.K. has been somewhat mixed of late, the housing market is still painting a bullish picture. Other reports showed that unemployment unexpectedly fell in November and consumer price inflation accelerated to the highest level in a decade. We believe that valuations remain expensive for U.K. companies, particularly within the financial sector. Therefore, we continue to maintain an underweight to the U.K.

•                  The Portfolio is neutrally weighted to Japan. Japanese economic data has been disappointing, heightening concerns of Japan’s economic recovery stalling in the first half of 2007. By our measures, Japan’s equity market now appears expensively valued relative to other developed regions. Moreover, in terms of fundamentals, recent economic data have been weak.

•                  Fundamentals remain promising for emerging markets given current account surpluses, higher savings rates, improved debt management, and favorable relative valuations. Therefore, we have maintained the Portfolio’s opportunistic allocation to the emerging markets.

•                  Within industries, we are maintaining the Portfolio’s overweight to insurance, capital goods, technology hardware and equipment, and consumer durables and apparel. Conversely, we are underweight to banks (particularly in Japan), utilities and energy.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Magnum Portfolio

period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,158.60	$5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	1,156.50	6.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*             Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

International Magnum Portfolio

		Value
	Shares	(000)
Common Stocks (99.3%)
Australia (2.7%)
AMP Ltd.	43,550	$347
Australia & New Zealand Banking Group Ltd.	(c)6,108	136
BHP Billiton Ltd.	74,470	1,487
Guns Ltd.	(c)30,100	70
National Australia Bank Ltd.	3,930	126
Newcrest Mining Ltd.	3,500	73
QBE Insurance Group Ltd.	8,950	204
Rio Tinto Ltd.	(c)5,900	346
Telstra Corp Ltd.	(a)118,321	251
Westpac Banking Corp.	8,500	163
		3,203
Austria (2.8%)
Andritz AG	4,401	955
Erste Bank der Oesterreichischen Sparkassen AG	15,950	1,223
Telekom Austria AG	40,784	1,093
		3,271
Belgium (1.0%)
AGFA-Geared N.V.	11,710	299
Solvay S.A., Class A	2,706	415
Unicode	2,370	404
		1,118
Finland (2.3%)
Fortum Oyj	39,352	1,120
Kone Oyj, Class B	17,400	986
Neste Oil Oyj	(c)20,300	617
		2,723
France (11.4%)
AXA S.A.	24,554	994
BNP Paribas S.A.	18,665	2,036
Cie Generale d’Optique Essilor International S.A.	8,018	862
Electricite De France	9,808	715
France Telecom S.A.	29,680	821
Gaz de France	(c)15,142	697
Lafarge S.A.	5,305	789
LVMH Moet Hennessy Louis Vuitton S.A.	6,721	709
Renault S.A.	(c)3,017	362
Sanofi-Aventis S.A.	7,431	686
Schneider Electric S.A.	(c)14,538	1,614
Total S.A.	32,665	2,357
Vallourec	2,707	787
		13,429
Germany (8.9%)
Allianz AG (Registered)	4,734	967
AWD Holding AG	(c)9,115	385
Bayerische Motoren Werke AG	9,691	557
Celesio AG	15,356	824
Commerzbank AG	13,438	512
Continental AG	11,355	1,320
DaimlerChrysler AG	5,816	359
Deutsche Bank AG (Registered)	7,014	938
E. ON AG	9,306	1,263
Fresenius Medical Care AG	2,811	375
MAN AG	3,920	354
Muenchener Rueckversicherungs AG (Registered)	4,703	810
Porsche AG (Preferred)	600	764
SAP AG	14,436	767
Siemens AG (Registered)	3,801	377
		10,572
Greece (2.3%)
Coca-Cola Hellenic Bottling Co. S.A.	19,667	768
EFG Eurobank Ergasias S.A.	13,312	482
National Bank of Greece S.A.	32,353	1,491
		2,741
Hong Kong (4.0%)
BOC Hong Kong Holdings Ltd.	46,000	125
Cheung Kong Holdings Ltd.	11,000	135
China Resources Power Holdings Co.	(c)594,000	897
CNOOC Ltd.	772,000	733
Dah Sing Financial Holdings Ltd.	4,800	43
Esprit Holdings Ltd.	(e)108,800	1,215
Great Eagle Holdings Ltd.	91,000	262
Hutchison Whampoa Ltd.	12,000	122
Hysan Development Co., Ltd.	81,000	212
New World Development Ltd.	192,000	387
Parkson Retail Group Ltd.	(e)124,200	615
Techtronic Industries Co.	24,000	31
		4,777
India (1.4%)
Bharti Airtel Ltd.	(a)48,700	714
ICICI Bank Ltd. ADR	21,500	897
		1,611
Ireland (2.5%)
Allied Irish Banks plc	30,627	910
Anglo Irish Bank Corp. plc	61,618	1,273
CRH plc (Dublin Shares)	19,747	822
		3,005
Israel (0.5%)
Teva Pharmaceutical Industries Ltd. ADR	17,600	547
Italy (1.3%)
Intesa Sanpaolo S.p.A.	56,076	433
Banca Monte dei Paschi di Siena S.p.A.	(c)81,654	528
UniCredito Italiano S.p.A.	71,534	627
		1,588
Japan (22.1%)
Amada Co., Ltd.	19,000	201
Astellas Pharma, Inc.	(c)6,900	314
Canon, Inc.	28,200	1,588
Casio Computer Co., Ltd.	(c)49,100	1,114
Credit Saison Co., Ltd.	(c)12,000	413
Dai Nippon Printing Co., Ltd.	(c)12,000	185
Daicel Chemical Industries Ltd.	(c)31,000	219
Daifuku Co., Ltd.	(c)15,000	238
Daiichi Sankyo Co., Ltd.	11,000	344
Daikin Industries Ltd.	(c)9,400	327
Daiwa Securities Group, Inc.	64,000	718

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Denki Kagaku Kogyo K.K.	50,000	$208
East Japan Railway Co.	31	207
FamilyMart Co., Ltd.	7,400	201
Fuji Machine Manufacturing Co., Ltd.	3,600	69
Fuji Photo Film Co., Ltd.	7,900	325
Fujitec Co., Ltd.	12,000	92
Fujitsu Ltd.	46,000	361
Furukawa Electric Co., Ltd.	38,000	239
Hitachi Capital Corp.	10,100	193
Hitachi High-Technologies Corp.	3,900	116
Hitachi Ltd.	45,000	281
House Foods Corp.	5,100	84
Hoya Corp.	19,500	760
Kaneka Corp.	24,000	219
Kobe Steel Ltd.	206,000	706
Kubota Corp.	81,000	750
Kurita Water Industries Ltd.	(c)11,600	251
Kyocera Corp.	3,100	292
Kyudenko Corp.	8,000	47
Lintec Corp.	5,500	108
Maeda Road Construction Co., Ltd.	6,000	44
Matsushita Electric Industrial Co., Ltd.	21,000	419
Minebea Co., Ltd.	27,000	189
Mitsubishi Chemical Corp.	(c)32,000	202
Mitsubishi Corp.	18,800	354
Mitsubishi Heavy Industries Ltd.	70,000	318
Mitsui Mining & Smelting Co., Ltd.	22,000	110
Mitsumi Electric Co., Ltd.	(c)10,000	220
Nagase & Co., Ltd.	(c)8,000	95
NEC Corp.	55,000	263
Nifco, Inc.	(c)7,100	163
Nintendo Co., Ltd.	2,100	545
Nippon Meat Packers, Inc.	11,000	120
Nippon Sheet Glass Co., Ltd.	(c)14,000	66
Nippon Steel Corp.	28,000	161
Nippon Telegraph & Telephone Corp.	34	167
Nissan Motor Co., Ltd.	38,400	462
Nissha Printing Co., Ltd.	(c)2,000	62
Nisshinbo Industries, Inc.	11,000	114
Obayashi Corp.	30,000	195
Ono Pharmaceutical Co., Ltd.	4,300	227
ORIX Corp.	2,550	738
Ricoh Co., Ltd.	19,000	388
Rinnai Corp.	3,100	93
Rohm Co., Ltd.	(c)1,900	189
Ryosan Co., Ltd.	4,900	122
Sanki Engineering Co., Ltd.	3,000	21
Sanwa Shutter Corp.	19,000	112
Sekisui Chemical Co., Ltd.	26,000	207
Sekisui House Ltd.	15,000	218
Sharp Corp.	42,000	724
Shin-Etsu Chemical Co., Ltd.	10,600	710
Shin-Etsu Polymer Co., Ltd.	10,800	151
Sony Corp.	6,200	266
Sumitomo Realty & Development Co., Ltd.	39,000	1,252
Suzuki Motor Corp.	(c)11,800	333
TDK Corp.	3,400	270
Teijin Ltd.	35,000	216
Terumo Corp.	18,500	728
Toho Co., Ltd.	(c)4,100	74
Tokyo Electric Power Co., Inc. (The)	5,900	191
Toray Industries, Inc.	98,000	735
Toshiba Corp.	(c)66,000	430
Toyo Ink Manufacturing Co., Ltd.	17,000	69
Toyoda Gosei Co., Ltd.	3,000	69
Toyota Motor Corp.	20,900	1,398
Tsubakimoto Chain Co.	26,000	154
Yamaha Corp.	12,900	273
Yamaha Motor Co., Ltd.	(c)9,900	311
		26,108
Mexico (0.7%)
America Movil S.A. de C.V., Class L ADR	17,635	797
Netherlands (5.2%)
ING Groep N.V. CVA	35,176	1,560
Royal Dutch Shell plc, Class A	45,597	1,593
Royal Numico N.V.	(c)14,136	760
TNT N.V.	13,390	576
Unilever N.V. CVA	20,674	565
Wolters Kluwer N.V. CVA	37,536	1,080
		6,134
Norway (2.2%)
Norske Skogindustrier ASA	21,945	378
Telenor ASA	58,126	1,093
TGS Nopec Geophysical Co. ASA	(a)52,239	1,081
		2,552
Singapore (2.9%)
CapitaCommercial Trust REIT	42,040	72
CapitaLand Ltd.	132,000	533
Chartered Semiconductor Manufacturing Ltd.	(a)(c)87,000	73
City Developments Ltd.	35,000	290
DBS Group Holdings Ltd.	48,000	707
Keppel Corp., Ltd.	96,000	1,102
Oversea-Chinese Banking Corp., Ltd.	35,000	176
SembCorp Industries Ltd.	65,680	164
Singapore Airlines Ltd.	20,000	228
Singapore Press Holdings Ltd.	30,000	84
		3,429
South Korea (0.5%)
Samsung Electronics Co., Ltd. GDR (Registered)	(e)1,727	568
Spain (2.0%)
Altadis S.A.	8,668	454
Banco Bilbao Vizcaya Argentaria S.A.	29,948	721
Banco Popular Espanol S.A.	(c)42,523	771
Telefonica S.A.	19,222	409
		2,355
Sweden (2.7%)
Atlas Copco AB, Class A	(c)11,899	400
Getinge AB, Class B	(c)34,563	775

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Sweden (cont’d)
Sandvik AB	50,634	$736
Telefonaktiebolaget LM Ericsson, Class B	327,632	1,323
		3,234
Switzerland (8.3%)
ABB Ltd. (Registered)	(c)(e)63,500	1,139
Ciba Specialty Chemicals AG (Registered)	5,766	384
Compagnie Financiere Richemont AG, Class A	14,244	830
Credit Suisse Group (Registered)	5,800	406
Nestle S.A. (Registered)	3,910	1,389
Nobel Biocare Holding AG	1,345	398
Novartis AG (Registered)	29,157	1,681
Roche Holding AG (Genusschein)	8,654	1,552
SGS S.A. (Registered)	(c)702	782
Swiss Reinsurance (Registered)	10,166	864
Zurich Financial Services AG (Registered)	1,467	395
		9,820
Turkey (0.5%)
Akbank TAS ADR	50,396	612
United Kingdom (11.1%)
Anglo American plc	7,592	370
Aviva plc	23,846	384
Barclays plc	55,557	794
Cadbury Schweppes plc	63,738	682
Capita Group plc	65,917	783
GlaxoSmithKline plc	23,241	612
HSBC Holdings plc	105,999	1,932
Imperial Tobacco Group plc	10,125	399
Man Group Plc	20,635	211
Old Mutual plc	132,303	451
Prudential plc	58,903	807
Reckitt Benckiser plc	18,623	851
Reed Elsevier plc	89,523	983
Rexam plc	33,828	348
Rolls-Royce Group plc	42,182	370
Rolls-Royce Group plc, Class B	(a)1,548,079	3
Royal Bank of Scotland Group plc	20,749	810
SABMiller plc	34,475	793
Tesco plc	145,003	1,148
WM Morrison Supermarkets plc	86,458	431
		13,162
Total Common Stocks (Cost $95,091)		117,356

	Face
	Amount
	(000)
Short-Term Investments (8.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (8.7%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)335	335
Bancaja, 5.37%, 1/19/07	(h)168	168
Bank of America Corp., 5.32%, 1/2/07	(h)536	536
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)167	167
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)201	201
5.38%, 1/2/07	(h)134	134
5.39%, 1/16/07	(h)335	335
BNP Paribas plc,
5.35%, 2/20/07	(h)335	335
CIC, New York,
5.33%, 1/3/07	(h)235	235
5.34%, 1/2/07	(h)335	335
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)342	342
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	1,075	1,075
Dexia Bank, New York,
5.33%, 1/2/07	(h)335	335
Gemini Securitization Corp.,
5.34%, 1/2/07	167	167
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)168	168
5.42%, 1/2/07	(h)315	315
HSBC Finance Corp., 5.34%, 1/8/07	(h)168	168
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)167	167
Manufacturers & Traders,
5.33%, 1/16/07	(h)201	201
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)176	176
Mitsubishi UFJ Financial Group,
5.33%, 1/2/07	(h)168	168
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)335	335
5.35%, 1/2/07	(h)168	168
National City Bank Cleveland,
5.32%, 1/2/07	(h)486	486
National Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)670	670
Nationwide Building Society,
5.44%, 3/28/07	(h)389	389
Nordea Bank, New York,
5.31%, 1/2/07	(h)503	503
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	158	158
Skandi, NewYork,
5.34%, 1/9/07	(h)335	335
SLM Corp., 5.36%, 1/22/07	(h)335	335
Toronto Dominion, New York,
5.32%, 5/29/07	(h)335	335
Tulip Funding, 5.36%, 1/16/07	184	184
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)234	234
World Savings Bank FSB,
5.35%, 1/19/07	(h)114	114
Total Short-Term Investments (Cost $10,309)		10,309

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Magnum Portfolio

Value
(000)
Total Investments (108.0%) (Cost $105,400) — including $9,829 of Securities Loaned	$127,665
Liabilities in Excess of Other Assets (-8.0%)	(9,445)
Net Assets (100%)	$118,220

(a)	Non-income producing security.

(c)	All or portion of security on loan at December 31, 2006.

(e)	144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

ADR	American Depository Receipts

CVA	Certificaten Van Aandelen

GDR	Global Depository Receipts

REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	1,093	$861	3/14/07	USD	856	$856	$(5)
EUR	4,505	5,965	3/14/07	USD	5,977	5,977	12
GBP	1,901	3,723	3/14/07	USD	3,737	3,737	14
JPY	404,571	3,430	3/14/07	USD	3,486	3,486	56
USD	4,249	4,249	3/14/07	AUD	5,418	4,269	20
USD	1,407	1,407	3/14/07	EUR	1,060	1,404	(3)
USD	17,332	17,332	3/14/07	GBP	8,809	17,252	(80)
USD	4,711	4,711	3/14/07	JPY	547,458	4,642	(69)
		$41,678				$41,623	$(55)

AUD	—	Australian Dollar
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

International Real Estate Portfolio

*    Minimum Investment

**  Commenced operations on October 1, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NAREIT Europe REITs Index(1), the FTSE EPRA/NAREIT Asia REITs
Index(2) , FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia) (3) and the Lipper Real Estate Funds Index(4)

	Total Returns(5)
		Average Annual
	One Year	Five Years	Since Inception(7)
Portfolio – Class A (6)	56.06%	36.36%	18.66%
FTSE EPRA/NAREIT Europe REITs Index	66.53	37.36	19.00
FTSE EPRA/NAREIT Asia REITs Index	36.45	25.43	8.84
FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia)	60.15	35.05	17.44
Lipper Real Estate Funds Index	31.46	22.63	12.78

Portfolio – Class B (6)	55.69	36.01	18.36
FTSE EPRA/NAREIT Europe REITs Index	66.53	37.36	19.00
FTSE EPRA/NAREIT Asia REITs Index	36.45	25.43	8.84
FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia)	60.15	35.05	17.44
Lipper Real Estate Funds Index	31.46	22.63	12.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)   The FTSE EPRA/NAREIT Europe REITs Index is the European component of the FTSE EPRA/NAREIT Global Real Estate Index, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after 1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The FTSE EPRA/NAREIT Asia REITs Index is the Asian component of the FTSE EPRA/NAREIT Global Real Estate Index, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after 1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)   The FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia) is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Europe Series and 20% of which consists of the performance of the FTSE EPRA/NAREIT Asia Series. These series are components of the FTSE EPRA/ NAREIT Global Real Estate Index which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Real Estate Portfolio

1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is rebalanced on a monthly basis. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)   The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(5)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)   Commenced operations on October 1, 1997

(7)   For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located in various global markets throughout the world (excluding the United States and Canada). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 56.06% for the Class A shares, net of fees, and 55.69% for the Class B shares, net of fees, compared to 66.53% for the FTSE EPRA / NAREIT Europe REITs Index , 36.45% for the FTSE EPRA/ NAREIT Asia REITs Index and 60.15% for the FTSE EPRA/ NAREIT Global Real Estate Index (80% Europe/20% Asia).

Factors Affecting Performance

•      The Portfolio’s overweight in Asia, particularly in Japan and Hong Kong, had a negative impact on relative performance versus the Index. An underweight in Australia was detrimental as well. Stock selection was positive in Japan and Singapore, but this was more than offset by a negative contribution from Hong Kong.

•      In Europe, country underweights in Austria and Belgium and an overweight in Italy had a positive impact on relative performance. This was partly offset by underweights in Spain and Poland. Stock selection was positive in the United Kingdom (U.K.) and France, but negatively affected performance in Spain and Finland.

•      In 2006, overall returns from property stocks in Europe and Asia were strong, and real estate securities outperformed the regional equity markets. Performance in both markets can be attributed to improving real estate values and continued investor attraction to real estate.

•      The recovery in the European office markets accelerated during 2006, with falling vacancies and improved demand putting upward pressure on rents in the majority of European office markets. The supply pipeline still remains fairly limited in most cities, and the recovery is therefore expected by many investors to continue during 2007, with the majority of European cities expected to experience positive rental growth.

•      European retail sales growth remained sluggish, with little possibility of near-term improvement given the negative effect that higher interest rates and fiscal tightening will likely have on consumer disposable income. In addition, supply of new space outpaces retail sales growth in a number of European countries, which should impact rental growth prospects.

•      The Asian office markets continue to improve further on the back of the economic recovery. Vacancy rates for Grade A offices have fallen below 3% in Tokyo, and rents and land prices have continued to improve following a long period of declines. Strong rental growth is already materializing in Hong Kong and Singapore, where secondary locations are now also starting to benefit. The Asian retail sector remains well supported by robust economic growth and rising domestic consumption and tourism spending.

•      Throughout the reporting period, investor demand for real estate remained strong worldwide, despite higher interest rates, and yields continued to compress in most markets. Further yield compression is likely to be more limited than before, however, as a continued rise in interest rates is leading to a decrease in the spread between property yields and interest rates, thereby limiting the scope for further yield compression.

•      Following the strong returns during the period, real estate securities in the European market now trade at a premium to the net asset values (NAV) of underlying assets. However, improved real estate fundamentals are still not being priced into the Asian market, and this market is still trading below NAV, except in Australia where premiums are at historic high levels.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Real Estate Portfolio

Management Strategies

•      We maintained our core investment philosophy as a real estate value investor. This resulted in our ownership of stocks in regions which we believe provide the best valuation relative to their underlying real estate values and growth prospects.

•      As of the close of the period, the Portfolio remained overweight in Asia, as it combines improving real estate fundamentals with more attractive securities valuations compared to the European market. Within Asia, we prefer the Japanese and Hong Kong markets.

•      In Europe, we added to positions in the U.K. during the year, thereby increasing the Portfolio’s overweight. We partly closed our underweight in Austria, following a period of underperformance halfway through the year. We also took profits in the Netherlands during the first half of the period, and as a result, moved from an overweight position to an underweight position. The Portfolio also included underweights in Germany and Belgium, and an overweight in Italy.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,344.50	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.79

Class B
Actual	1,000.00	1,342.60	7.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	6.06

*    Expenses are equal to Class A and Class B annualized net expense ratios of 0.94% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Real Estate Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

International Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (93.3%)
Australia (6.6%)
Centro Properties Group	437,784	$3,145
CFS Retail Property Trust	1,937,932	3,559
DB RREEF Trust	3,222,287	4,515
GPT Group	1,668,200	7,374
Investa Property Group	620,700	1,230
Macquarie CountryWide Trust	744,300	1,240
Macquarie Goodman Group	876,267	5,257
Macquarie ProLogis Trust	3,120,700	3,091
Mirvac Group	732,450	3,232
Stockland	18,069	110
Stockland (New)	1,553,585	10,154
Westfield Group	2,317,850	38,403
		81,310
Austria (3.4%)
Conwert Immobilien Invest AG	(a)214,614	4,646
Immoeast Immobilien Anlagen AG	(a)865,673	12,170
IMMOFINANZ Immobilien Anlagen AG	(a)1,753,288	24,996
		41,812
Finland (0.8%)
Citycon Oyj	299,730	1,998
Sponda Oyj	459,160	7,273
		9,271
France (8.6%)
Gecina S.A. REIT	110,775	21,203
Klepierre REIT	108,462	20,474
Societe Immobilierede Location pour l’Industrie et le Commerce REIT	47,137	7,094
Unibail REIT	233,441	57,039
		105,810
Germany (0.1%)
IVG Immobilien AG	15,678	673
Hong Kong (7.5%)
Champion REIT	(a)6,192,000	2,993
Cheung Kong Holdings Ltd.	138,000	1,699
Henderson Land Development Co., Ltd.	2,744,000	15,346
Hongkong Land Holdings Ltd.	4,084,000	16,254
Hysan Development Co., Ltd.	2,432,576	6,364
Kerry Properties Ltd.	261,980	1,224
Link REIT (The)	798,000	1,641
New World Development Ltd.	7,820,410	15,745
Sun Hung Kai Properties Ltd.	2,204,000	25,318
Swire Pacific Ltd., Class A	466,000	5,006
		91,590
Italy (2.7%)
Aedes S.p.A.	472,160	3,827
Beni Stabili S.p.A.	10,300,907	16,440
Risanamento S.p.A.	1,174,989	12,718
		32,985
Japan (11.6%)
Aeon Mall Co., Ltd.	33,400	1,886
Daibiru Corp.	321,300	3,499
Japan Hotel & Resort, Inc. REIT	513	2,953
Japan Real Estate Investment Corp. REIT	118	1,269
Mitsubishi Estate Co., Ltd.	1,599,000	41,384
Mitsui Fudosan Co., Ltd.	1,418,000	34,614
Mori Trust Sogo Reit, Inc.	120	1,129
Nippon Building Fund, Inc. REIT	501	6,652
NTT Urban Development Corp.	5,125	9,905
Sumitomo Realty & Development Co., Ltd.	866,000	27,798
Tokyo Tatemono Co., Ltd.	468,000	5,215
Tokyu Land Corp.	584,000	5,506
		141,810
Netherlands (4.6%)
Corio N.V. REIT	108,362	8,854
Eurocommercial Properties N.V. CVA REIT	297,553	14,851
Rodamco Europe N.V. REIT	162,996	21,689
Wereldhave N.V. REIT	77,520	10,325
		55,719
Singapore (3.6%)
Ascott Group Ltd. (The)	2,796,600	2,936
CapitaCommercial Trust REIT	1,910,300	3,263
CapitaLand Ltd.	1,730,000	6,993
CapitaMall Trust REIT	1,602,000	3,039
CapitaRetail China Trust	(a)132,500	181
CDL Hospitality Trusts REIT	(a)790,000	860
City Developments Ltd.	157,000	1,300
Hotel Properties Ltd.	391,000	688
K-REIT Asia	435,400	710
Keppel Land Ltd.	441,000	1,984
Macquarie MEAG Prime REIT	4,733,000	3,611
Overseas Union Enterprise Ltd.	1,000	7
Singapore Land Ltd.	271,000	1,520
Suntec REIT	2,298,000	2,727
United Industrial Corp., Ltd.	5,868,000	7,996
UOL Group Ltd.	1,008,000	2,852
Wheelock Properties S Ltd.	2,346,000	3,442
		44,109
Sweden (3.2%)
Castellum AB	807,840	10,768
Fabege AB	203,052	5,443
Hufvudstaden AB, Class A	2,066,103	23,389
		39,600
Switzerland (2.1%)
Allreal Holding AG	22,291	2,479
PSP Swiss Property AG	(a)405,642	23,303
		25,782
United Kingdom (38.5%)
Atlas Estates Ltd.	189,054	1,149
British Land Co. plc	2,721,766	91,343
Brixton plc	1,288,246	14,529
Capital & Regional plc	703,351	21,236
Derwent Valley Holdings plc	460,768	18,919
Development Securities plc	112,790	1,535
Grainger Trust plc	503,344	6,850
Great Portland Estates plc	1,369,596	18,597

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Real Estate Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Hammerson plc	1,501,512	$46,363
Insight Foundation Property Trust	891,735	2,410
Land Securities Group plc	2,163,868	98,422
Liberty International plc	1,565,609	42,794
London Merchant Securities plc	136,147	814
Minerva plc	(a)2,726,448	21,620
Quintain Estates & Development plc	609,792	10,209
Shaftesbury plc	553,318	8,494
Slough Estates plc	2,917,072	44,865
Unite Group plc	1,482,917	15,882
Warner Estate Holdings plc	116,297	1,970
Workspace Group plc	305,261	2,974
		470,975
Total Common Stocks (Cost $869,202)		1,141,446
Investment Company (1.7%)
Luxembourg(1.7%)
ProLogis European Properties (Cost $19,955)	(a)1,061,817	21,025

	Face
	Amount
	(000)
Short-Term Investment (4.9%)
Repurchase Agreement (4.9%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $59,748 (Cost $59,713)	$ (f)59,713	59,713
Total Investments (99.9%) (Cost $948,870)		1,222,184
Other Assets in Excess of Liabilities (0.1%)		1,336
Net Assets (100%)		$1,223,520

(a)        Non-income producing security.

(f)         Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/3; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA    Certificaten Van Aandelen

REIT    Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency to Deliver (000)				In			Unrealized
				Exchange			Appreciation
		Value	Settlement Date	For		Value	(Depreciation)
		(000)		(000)		(000)	(000)
USD	273	$273	1/2/07	HKD	2,123	$273	$ @—
USD	11	11	1/4/07	JPY	1,308	11	@—
USD	168	168	1/5/07	JPY	19,956	168	@—
USD	48	48	1/3/07	SGD	74	48	@—
USD	455	455	1/4/07	SGD	698	455	@—
		$955				$955	$ @—

HKD	— Hong Kong Dollar
JPY	— Japanese Yen
SGD	— Singapore Dollar
USD	— United States Dollar
@	— Face Amount/Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

International Small Cap Portfolio

*    Minimum Investment

+    The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small/Mid-Cap Core Funds Average.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/ Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class A (4)	19.61%	21.04%	13.12%	14.06%
MSCI EAFE Small Cap Total Return Index	19.31	23.97	7.86	8.37
Lipper International Small/Mid-Cap Core Funds Index	28.46	22.46	13.76	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)   The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 reflects that of the Lipper International Small/Mid-Cap Core Funds Average. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Small/Mid- Cap Core Funds classification.

(3)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on December 15, 1992

(5)   For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 19.61%, net of fees, compared to 19.31% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the “Index”).

Factors Affecting Performance

•      2006 marked the fourth consecutive year of double-digit returns for the international equity markets, with the broader MSCI EAFE Index rising 26.3% and the Index posting a return of 19.3%.

•      Similar to 2005, the performance of international small caps in 2006 was a tale of two halves. In the first half of 2006, the Index rose only 6.4%, as Japan was noticeably weaker and Europe sold off in May. Japan was weaker as economic data was more volatile and lacked follow through from the euphoria that gripped the market in the last half of 2005. Markets around the world sold off in May on concerns over higher commodity prices, rising rates and a weakening U.S. dollar.

•      In mid-summer, markets began their comeback as oil prices declined from the peak of $77/barrel in July, corporate profits remained strong, and global merger and acquisition activity continued. The European markets also benefited from increased domestic demand and business confidence, and posted gross domestic product (GDP) growth of 2.5%, its best in six years. For

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Small Cap Portfolio

the year, Europe rose 45%, led by Spain and Denmark, the two best performing markets. Japan recovered in the fourth quarter but ended the year down 16%. Excluding Japan, small caps continued to outperform their large cap counterparts.

•      For the year, nine of 10 sectors produced double-digit returns, with energy posting a return of 59.3%. The sector is comprised of exploration and service companies, which continue to trade on the benefit of full order books. The materials sector ranked second on the back of continued strong performance from Australian mining stocks. In contrast, Japanese materials stocks rose less than 1% for the full year. Finally, utilities rose 28% on renewed interest in non-traditional sources of energy such as wind power and bio-fuel. Industrials (+20.6%), financials (+23.3%) and health care (+24.5%) all outperformed the market. Sectors that produced modest double-digit returns but underperformed the Index included consumer discretionary (+10.3%), consumer staples (+18.8%) and telecommunication services (+10.8%). The information technology sector was the outlier, with an increase of just 1.7%, as software and semiconductors companies declined but hardware and equipment companies posted positive results.

•      In a reversal from 2005, the U.S. dollar weakened against British sterling and the Euro. However, the Japanese yen defied market expectations and remained weak against most major currencies. In local currency terms, the Index rose 11.7% compared to the U.S. dollar return of 19.3%. As a result of currency effects, the Portfolio’s country allocation, overweight Euro and underweight Japanese yen, contributed modestly to performance.

Management Strategies

•      For the full year, the Portfolio performed in line with the Index. Performance was led by stock selection in industrials, consumer discretionary, consumer staples and health care, which was not enough to offset the detractors (which included stock selection and allocation to the information technology and financial sectors, and an underweight to energy).

•      Industrials, the largest sector allocation, added to performance, primarily due to stock selection from a broad group of companies that are market leaders in niche industries with global presence. Some of these companies were overlooked in 2005 but exceeded expectations in 2006 with higher sales and stronger profit margins. This included a French power infrastructure and high-end battery company, Finnish boat engines and tubing companies, a Swedish aerospace and defense company, and Swiss machinery companies. Japanese industrials, which comprise slightly more than 9% of the sector, declined 18% in the year on valuation and earnings prospects. The Portfolio’s underweight and stock selection within Japanese industrials was a positive factor.

•      Stock selection and an underweight to the consumer discretionary sector added to the Portfolio’s performance across a number of industries. Several of the retail companies benefited from restructuring coupled with an increase in sales. In addition, merger and acquisition (M&A) speculation in New Zealand’s largest retail operator was a positive factor in performance. Consumer services, primarily gaming and nightclub operators, rebounded. The traditional bricks and mortar gaming industry benefited from the World Cup. However, internet gaming companies, which had been market leaders in 2005, suffered as U.S. legislation restricted growth. Within the media sector, several factors positively influenced performance, including better results, acquisitions and changes in government regulation. Finally, the Portfolio’s underweight to the Japanese consumer discretionary sector was a positive as the sector declined nearly 12% in the year.

•      Stock selection from a broad group of consumer staples added value throughout the year. In 2005, we increased the allocation, as we found investment opportunities, primarily in the United Kingdom (U.K.), among companies with lower valuations but stronger fundamentals. Within the sector, several names were under bid speculation or bought out, which aided performance. In addition, many of the companies successfully implemented business plans, restructuring to focus on core business and organic growth, which gained market attention.

•      Small-cap energy stocks led the market in both 2005 and 2006, due to oil services/exploration and equipment companies. A Finnish exploration company represents the Portfolio’s investment in energy. In the third quarter, the company announced disappointing exploration results and the stock plunged but rebounded as investors recognized that the underlying fundamentals remained compelling. However, the Portfolio’s lack of exposure to energy has been a detractor from performance. We believe companies are priced to perfection, and in order to maintain leadership, they would require sustained high oil prices. As such, we believe there is more risk to the downside.

•      Information technology was a sector with mixed results in stock selection. During the year, the Portfolio’s

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

International Small Cap Portfolio

holdings in software companies added value. This was offset, however, by poor stock selection in semiconductor and semiconductor equipment companies. The industry came under pressure due to overcapacity and some shifting in market leadership. In addition, stock selection in some hardware companies detracted following a mixture of disappointing order intakes and poor news flow.

•      Stock selection in the financials sector was also mixed. Banks contributed positively, as the Portfolio’s position in Italian banks gained favor with investors due to takeover speculation and consolidation. Stock selection in real estate added value but the underweight allocation was a negative influence. The most significant negative impact was the Portfolio’s investment in Japanese diversified financial companies, which were hurt by regulatory changes that will significantly affect industry revenues. While these stocks were significant detractors from performance, we continue to believe in the fundamental thesis that supported our initial investment in them.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,119.60	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

* Expenses are equal to Class A annualized net expense ratios of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

International Small Cap Portfolio

		Value
	Shares	(000)
Common Stocks (98.6%)
Australia (5.8%)
Goodman Fielder Ltd.	10,167,566	$17,817
Infomedia Ltd.	12,420,731	7,451
John Fairfax Holdings Ltd.	1,977,807	7,541
MYOB Ltd.	9,648,780	8,835
Pacific Brands Ltd.	11,075,153	22,817
Ramsay Health Care Ltd.	1,366,585	12,243
		76,704
Austria (1.3%)
Zumtobel AG	(a)544,479	17,379
Belgium (2.2%)
Omega Pharma S.A.	375,311	28,314
Denmark (1.6%)
Carlsberg A/S, Class B	147,486	14,647
Danisco A/S	80,471	6,852
		21,499
Finland (2.1%)
Uponor Oyj	273,161	10,226
Wartsila Oyj, Class B	319,195	17,196
		27,422
France (7.7%)
Bull S.A.	(a)1,601,299	12,831
GL Trade S.A.	203,589	10,078
Icade Promesses	(a)147,278	9,303
Ipsen S.A.	424,119	19,718
Neopost S.A.	103,316	12,977
Nexans S.A.	90,114	11,538
Saft Groupe S.A.	(a)400,252	13,473
Zodiac S.A.	159,895	10,743
		100,661
Germany (6.5%)
AWD Holding AG	365,409	15,445
GFK AG	337,554	14,624
IWKA AG	(a)493,928	12,623
K&S AG	156,008	16,928
Sartorius AG (Non-Voting Shares)	272,388	11,866
SCS Standard Computersysteme AG	(a)(d)(i)(l)21,289	@—
Techem AG	192,621	14,112
		85,598
Hong Kong (0.9%)
Solomon Systech International Ltd.	79,117,900	12,308
Ireland (3.4%)
Glanbia plc	3,294,061	12,871
Kerry Group plc, Class A	1,262,820	31,556
		44,427
Italy (5.7%)
Banca CR Firenze	1,860,760	6,264
Banca Italease S.p.A.	117,919	6,875
Buzzi Unicem S.p.A.	685,821	19,492
Davide Campari-Milano S.p.A.	2,173,567	21,548
Interpump S.p.A.	810,025	7,330
SAES Getters S.p.A.	204,340	7,822
Sogefi S.p.A.	624,200	4,845
		74,176
Japan (24.1%)
Aplus Co., Ltd.	(a)4,738,400	6,490
Ariake Japan Co., Ltd.	1,311,300	25,619
Century Leasing System, Inc.	1,507,100	19,642
Fuyo General Lease Co., Ltd.	1,056,800	31,791
Hurxley Corp.	303,737	4,620
Japan Securities Finance Co., Ltd.	2,705,500	32,760
Mabuchi Motor Co., Ltd.	221,600	13,184
Mars Engineering Corp.	609,100	11,900
Melco Holding, Inc.	224,100	6,271
Milbon Co., Ltd.	258,300	7,206
Nakanishi, Inc.	120,100	14,734
Nihon Micro Coating Co.	248,400	1,570
Nihon Trim Co., Ltd.	141,400	6,452
Nippon Restaurant System, Inc.	346,500	11,472
Nissha Printing Co., Ltd.	749,000	23,098
Patlite Corp.	668,400	6,246
Pronexus Inc.	666,200	6,208
Rengo Co., Ltd.	2,128,000	13,626
Shinkawa Ltd.	712,000	15,167
Sokkia Co., Ltd.	643,800	2,840
Sumitomo Osaka Cement Co., Ltd.	2,957,000	9,666
Taiheiyo Cement Corp.	4,585,000	17,954
Taisei Lamick Co., Ltd.	214,400	5,261
Takuma Co., Ltd.	1,445,000	8,451
Wacom Co., Ltd.	2,991	8,947
Yamaichi Electronics Co., Ltd.	531,600	4,471
		315,646
Netherlands (2.5%)
Macintosh Retail Group N.V.	367,518	12,371
Randstad Holdings N.V.	114,610	7,928
USG People N.V.	284,532	12,436
		32,735
New Zealand (1.7%)
Fisher & Paykel Healthcare Corp., Ltd.	2,022,298	6,070
Warehouse Group Ltd.	3,117,508	15,814
		21,884
Norway (5.3%)
Eltek ASA	(a)1,068,038	10,577
Norske Skogindustrier ASA	1,159,282	19,987
Revus Energy ASA	(a)608,853	5,273
Schibsted ASA	673,905	24,102
Veidekke ASA	259,638	9,869
		69,808
South Korea (0.8%)
KT&G Corp.	(a)168,660	10,247
Spain (0.8%)
Miquel y Costas & Miquel S.A.	319,905	10,004
Sweden (4.4%)
Billerud Uddeholm AB	376,223	6,677
Eniro AB	968,913	12,809
Micronic Laser Systems AB	(a)367,884	4,138

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

International Small Cap Portfolio

		Value
	Shares	(000)
Sweden (cont’d)
Saab AB, Class B	853,731	$26,188
Swedish Match AB	425,900	7,963
		57,775
Switzerland (4.2%)
Bucher Industries AG (Registered)	80,908	8,785
Galenica Holding AG (Registered)	66,311	18,571
Schindler Holding AG	120,227	7,563
Sia Abrasives Holding AG	26,639	10,384
Zehnder Group AG, Class B	5,839	10,451
		55,754
United Kingdom (17.6%)
Ark Therapeutics Group plc	(a)441,793	811
Britvic plc	5,369,699	30,911
Catlin Group Ltd.	1,317,538	13,260
Cattles plc	1,733,790	14,911
De La Rue plc	589,475	7,439
Devro plc	3,541,320	8,459
Luminar plc	1,450,915	20,710
Plusnet plc	(a)822,518	3,342
Premier Foods plc	3,819,526	22,567
RHM plc	4,343,314	32,167
Rotork plc	731,086	11,953
Spirax-Sarco Engineering plc	912,564	17,868
Stagecoach Group plc	5,076,866	15,209
William Hillplc	1,015,623	12,568
Wincanton plc	2,928,786	19,411
		231,586
Total Common Stocks (Cost $984,023)		1,293,927

	Face
	Amount
	(000)
Short-Term Investment (0.1%)
Repurchase Agreement (0.1%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $975 (Cost $974)	$ (f)974	974
Total Investments (98.7%) (Cost $984,997)		1,294,901
Other Assets in Excess of Liabilities (1.3%)		17,163
Net Assets (100%)		$1,312,064

(a)           Non-income producing security.

(d)           Security was valued at fair value — At December 31, 2006, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(i)            Restricted security valued at fair value and not registered under the Securities Act of 1933. SCS Standard Computersysteme AG was acquired 4/04 and has a current cost basis of $0. At December 31, 2006, this security had a market value of $0, representing 0.0% of net assets.

(I)            Security has been deemed illiquid at December 31, 2006

@            Face Amount/Value is less than $500.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	221	$174	1/2/07	USD	174	$174	$ @—
AUD	1,572	1,241	1/3/07	USD	1,241	1,241	@—
CHF	621	510	1/3/07	USD	509	509	(1)
DKK	2,772	491	1/2/07	USD	489	489	(2)
EUR	2,923	3,858	1/2/07	USD	3,843	3,843	(15)
EUR	308	407	1/3/07	USD	405	405	(2)
GBP	1,689	3,306	1/2/07	USD	3,311	3,311	5
JPY	76,300	641	1/4/07	USD	642	642	1
JPY	656,489	5,517	1/5/07	USD	5,520	5,520	3
NOK	3,436	551	1/2/07	USD	549	549	(2)
NOK	2,209	354	1/3/07	USD	352	352	(2)
NZD	78	54	1/3/07	USD	54	54	@—
NZD	637	449	1/4/07	USD	448	448	(1)
SEK	7,595	1,109	1/2/07	USD	1,105	1,105	(4)
		$18,662				$18,642	$(20)

AUD	—	Australian Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krona
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Focus Equity Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	2.77%	3.83%	7.36%	12.56%
Russell 1000® Growth Index	9.07	2.69	5.44	8.79
Lipper Large-Cap Growth Funds Index	4.72	2.01	4.72	8.01

Portfolio – Class B (5)	2.49	3.57	7.10	9.72
Russell 1000® Growth Index	9.07	2.69	5.44	6.87
Lipper Large-Cap Growth Funds Index	4.72	2.01	4.72	6.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)   The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on March 8, 1995

(5)   Commenced operations on January 2, 1996

(6)   For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio’s concentration of its assets in a small number of issuers will subject it to greater risks.

Performance

For the year ended December 31, 2006, the Portfolio’s Class A shares had a total return based on net asset value per share of 2.77% for the Class A shares, net of fees, and 2.49% for the Class B shares, net of fees, compared to 9.07% for the Russell 1000® Growth Index (the “Index”).

Factors Affecting Performance

•      Over the 12-month period ended December 31, 2006, the markets advanced despite considerable volatility. During the first half of the year, investors grappled with high oil prices, rising interest rates, a slowing housing market and an uptick in inflation. Moreover, the Federal Open Market Committee (FOMC) continued its policy of monetary tightening. Investor anxieties erupted in May and June in the form of a market sell-off following the FOMC’s 16th and 17th consecutive federal funds rate increases. By August the markets once

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Focus Equity Portfolio

again entered positive territory. The FOMC stopped raising the target federal funds rate following its June 29th meeting, and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began in 2005 continued into 2006.

•      Although disappointing gross domestic product (GDP) growth data was reported for the second and third quarters, economic growth slowed and housing data continued to decline, the U.S. economy still progressed. By the end of the year, it appeared that the immediate threat of recession subsided and a “soft landing” seemed more possible.

•      For the year, value stocks outperformed growth stocks, continuing a recent trend. For this same period, large-capitalization securities, in which the Portfolio invests, outpaced mid-cap securities yet lagged small-cap stocks.

•      For the period, the Portfolio underperformed the Index due to stock selection and sector allocation decisions. The most significant detriment to returns was caused by an overweight position in the consumer discretionary sector and stock selection in the sector’s commercial services, education services and leisure time industry groups. However, within this sector, investments in retail firms and radio and television broadcasters did help to mitigate unfavorable performance.

•      Selection of computer technology and communications technology firms and an underweight in the technology sector also hampered the Portfolio’s performance.

•      An underweight position in producer durables, along with security selection in homebuilding companies and an avoidance of aerospace stocks, also diminished returns.

•      Another notable detractor to the Portfolio’s performance was stock selection of crude oil producers in the other energy sector.

•      Despite these lags on performance, there were several key positive contributors to the Portfolio. Stock selection in the multi-industry sector, which includes conglomerates, significantly added to relative returns.

•      An overweight allocation in the utilities sector also boosted performance, as did stock selection in wireless companies.

•      In the materials and processing sector, a single holding in agriculture fishing and ranching proved beneficial to the Portfolio.

Management Strategies

•      It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•      For the year, the consumer discretionary sector represented the largest sector weight and overweight in the Portfolio, followed by the financial services and the “other” sectors. The financial services sector was weighted in-line with the Index, while the “other” sector was overweight.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Focus Equity Portfolio

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,046.90	$4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

Class B
Actual	1,000.00	1,045.90	5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45

*    Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.07%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Focus Equity Portfolio

		Value
	Shares	(000)
Common Stocks (100.2%)
Advertising Agencies (2.2%)
Monster Worldwide, Inc.	(a)7,060	$329
Air Transport (2.6%)
Expeditors International of Washington, Inc.	9,312	377
Biotechnology Research & Production (1.5%)
Genentech, Inc.	(a)2,795	227
Communications Technology (6.0%)
America Movil S.A. de C.V., Class L ADR	13,548	612
Crown Castle International Corp.	(a)8,349	270
		882
Computer Services Software & Systems (10.9%)
Google, Inc., Class A	(a)2,224	1,024
Yahoo!, Inc.	(a)22,823	583
		1,607
Consumer Electronics (1.3%)
Electronic Arts, Inc.	(a)3,920	197
Energy — Miscellaneous (6.0%)
Ultra Petroleum Corp.	(a)18,455	881
Financial Data Processing Services & Systems (2.7%)
Western Union Co. (The)	18,062	405
Financial — Miscellaneous (15.6%)
American Express Co.	11,960	726
Berkshire Hathaway, Inc., Class B	(a)159	583
Chicago Mercantile Exchange Holdings, Inc.	621	316
Moody’s Corp.	9,655	667
		2,292
Health Care Services (2.2%)
UnitedHealth Group, Inc.	5,923	318
Hotel/Motel (4.7%)
Marriott International, Inc., Class A	14,429	689
Materials & Processing (6.0%)
Monsanto Co.	16,885	887
Radio & TV Broadcasters (4.8%)
Grupo Televisa S.A. ADR	26,022	703
Real Estate Investment Trusts (REIT) (6.6%)
Brookfield Asset Management, Inc., Class A	20,153	971
Retail (22.0%)
Abercrombie & Fitch Co.	4,848	337
Amazon.Com, Inc.	(a)13,946	550
Costco Wholesale Corp.	10,455	553
eBay, Inc.	(a)29,791	896
Sears Holdings Corp.	(a)5,405	908
		3,244
Services: Commercial (3.0%)
Corporate Executive Board Co.	5,085	446
Shipping (2.1%)
C.H. Robinson Worldwide, Inc.	7,694	315
Total Common Stocks (Cost $13,483)		14,770

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (0.9%)
Repurchase Agreement (0.9%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $128 (Cost $128)	$ (f128)	128
Total Investments (101.1%) (Cost $13,611)		14,898
Liabilities in Excess of Other Assets (-1.1%)		(165)
Net Assets (100%)		$14,733

(a)           Non-income producing security.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR       American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Large Cap Relative Value Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Large-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	16.74%	7.89%	10.31%	11.39%
Russell 1000® Value Index	22.25	10.86	11.00	12.80
Lipper Large-Cap Value Funds Index	18.28	7.67	8.54	11.23

Portfolio – Class B (5)	16.38	7.62	10.01	10.76
Russell 1000® Value Index	22.25	10.86	11.00	11.87
Lipper Large-Cap Value Funds Index	18.28	7.67	8.54	9.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)   The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Fund classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(3)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on January 31, 1990

(5)   Commenced operations on January 2, 1996

(6)   For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Large Cap Relative Value Portfolio seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 16.74% for the Class A shares, net of fees, and 16.38% for the Class B shares, net of fees, compared to 22.25% for the Russell 1000® Value Index (the “Index”).

Factors Affecting Performance

•      Stock markets advanced for the 12 months ended December 31, 2006, as investors grew less anxious about the condition of the U.S. economy. However, the period was not without turbulence. High oil prices, rising inflation, disappointing gross domestic product growth and ongoing interest federal funds target rate increases by the Federal Open Market Committee (the “Fed”) created an environment of uncertainty for many stock investors. Stock volatility was particularly strong in May and June. However, sentiment turned more positive in the second half of the year, when the Fed stopped increasing the target rate and the immediate threat of recession seemed to pass.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

•      The leading stocks in this environment tended to be from the more cyclical (or economically sensitive) market sectors, especially those driven by commodity prices. All sectors in the Index had positive returns for the 12-month period, with the telecommunication services sector producing the largest gain and the health care sector progressing the least.

•      The primary area of underperformance for the Portfolio relative to the Index was in the health care sector, due to a surprise negative announcement by a health care equipment and services company early in the reporting period and an overweight in large-cap pharmaceutical stocks, which suffered on heightened political risks.

•      The telecommunications sector was another drag on performance, primarily due to stock selection. The Portfolio lacked exposure to some of the market’s best performing telecommunication stocks, and one of the Portfolio’s larger telecommunication holdings provided lackluster returns during the period.

•      An underweight in the energy sector also hampered gains. We had been reducing exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return.

•      However, in the consumer discretionary sector, our stock selection among retailers and autos served the Portfolio well.

•      The Portfolio owned some of the utility sector’s best performing stocks, which offset the negative impact of an underweight in the sector.

•      The financial services sector was a positive contributor, particularly in the Portfolio’s diversified financial holdings, which had strong exposure to the capital markets.

•      On an absolute basis, the Portfolio achieved positive results from all of its represented sectors.

Management Strategies

•      We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

•      We continued to maintain the Portfolio’s long-standing large-cap pharmaceuticals overweight and financials underweight.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,133.20	$3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.41

Class B
Actual	1,000.00	1,131.40	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69

*    Expenses are equal to Class A and Class B annualized net expense ratios of 0.67% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Common Stocks (96.7%)
Aerospace (2.1%)
Northrop Grumman Corp.	32,650	$2,210
Raytheon Co.	66,740	3,524
		5,734
Automobiles (1.0%)
Honda Motor Co., Ltd. ADR	67,390	2,665
Banks: Outside New York City (1.9%)
Fifth Third Bancorp	62,920	2,575
PNC Financial Services Group, Inc.	35,570	2,634
		5,209
Biotechnology (0.5%)
Applera Corp. - Applied Biosystems Group	38,710	1,420
Beverages: Brewers (Wineries) (0.5%)
Diageo plc ADR	17,660	1,401
Beverages: Soft Drinks (1.8%)
Coca Cola Co. (The)	102,610	4,951
Chemicals (3.9%)
Bayer AG ADR	141,240	7,537
E.I. Du Pont de Nemours & Co.	68,550	3,339
		10,876
Communications & Media (4.7%)
Time Warner, Inc.	375,320	8,174
Viacom, Inc., Class B	(a)119,340	4,897
		13,071
Communications Technology (1.1%)
Embarq Corp.	28,546	1,500
Motorola, Inc.	68,620	1,411
		2,911
Computer Services Software & Systems (2.2%)
Symantec Corp.	(a)289,980	6,046
Computer Technology (0.4%)
Hewlett-Packard Co.	25,819	1,064
Consumer Electronics (0.8%)
Yahoo!, Inc.	(a)82,800	2,115
Consumer Staples — MIscellaneous (0.4%)
Kimberly-Clark Corp.	16,230	1,103
Diversified Financial Services (11.7%)
Bank of America Corp.	71,239	3,803
Citigroup, Inc.	167,730	9,343
Goldman Sachs Group, Inc.	2,830	564
J.P. Morgan Chase & Co.	206,984	9,997
Merrill Lynch & Co., Inc.	64,570	6,012
State Street Corp.	36,210	2,442
		32,161
Drug & Grocery Store Chains (0.6%)
Safeway, Inc.	19,680	680
Supervalu, Inc.	24,590	879
		1,559
Drugs & Pharmaceuticals (14.9%)
Abbott Laboratories	127,010	6,186
Bristol-Myers Squibb Co.	196,960	5,184
Eli Lilly & Co.	114,220	5,951
GlaxoSmithKline plc ADR	33,760	1,781
Pfizer, Inc.	134,660	3,488
Roche Holding AG ADR	57,540	5,150
Sanofi-Aventis ADR	39,110	1,806
Schering-Plough Corp.	302,110	7,142
Wyeth	85,830	4,370
		41,058
Electronics: Semi-Conductors/Components (2.2%)
Intel Corp.	199,951	4,049
Micron Technology, Inc.	(a)149,850	2,092
		6,141
Energy Equipment (1.1%)
Schlumberger Ltd.	49,120	3,102
Financial — Miscellaneous (4.9%)
Freddie Mac	97,970	6,652
H & R Block, Inc.	11,100	256
Marsh & McLennan Cos., Inc.	210,500	6,454
		13,362
Foods (3.2%)
Cadbury Schweppes plc ADR	76,930	3,303
ConAgra Foods, Inc.	51,030	1,378
Unilever N.V. (NY Shares)	153,520	4,183
		8,864
Insurance: Life (0.8%)
Cigna Corp.	17,480	2,300
Insurance: Multi-Line (2.5%)
Aegon N.V. (NY Registered Shares)	70,830	1,342
Hartford Financial Services Group, Inc.	31,780	2,965
XL Capital Ltd., Class A	36,080	2,599
		6,906
Insurance: Property & Casualty (3.4%)
Chubb Corp.	80,840	4,277
St. Paul Travelers Cos., Inc. (The)	93,705	5,031
		9,308
Manufacturing (2.1%)
Ingersoll Rand Co., Ltd., Class A	16,520	647
Siemens AG ADR	52,170	5,141
		5,788
Materials & Processing — Miscellaneous (1.1%)
Newmont Mining Corp.	68,020	3,071
Medical & Dental Instruments & Supplies (0.6%)
Boston Scientific Corp.	(a)102,460	1,760
Multi-Sector Companies (2.8%)
General Electric Co.	209,840	7,808
Oil: Integrated (4.6%)
BP plc ADR	3,880	261
ConocoPhillips	64,810	4,663
Exxon Mobil Corp.	37,820	2,898
Royal Dutch Shell plc ADR	67,300	4,764
		12,586
Radio & TV Broadcasters (0.7%)
Clear Channel Communications, Inc.	53,359	1,896

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Retail (3.8%)
Amazon.Com, Inc.	(a)44,860	$1,770
Kohl’s Corp.	(a)19,610	1,342
McDonald’s Corp.	36,170	1,604
Office Depot, Inc.	(a)30,400	1,160
Wal-Mart Stores, Inc.	100,950	4,662
		10,538
Securities Brokerage & Services (1.6%)
Charles Schwab Corp. (The)	225,470	4,361
Soaps & Household Chemicals (0.7%)
Procter & Gamble Co.	29,850	1,918
Tobacco (1.7%)
Altria Group, Inc.	53,090	4,556
Utilities: Cable TV & Radio (0.8%)
Comcast Corp., Class A	(a)48,950	2,072
Utilities: Electrical (4.2%)
American Electric Power Co., Inc.	72,160	3,073
Entergy Corp.	54,602	5,041
FirstEnergy Corp.	56,460	3,404
		11,518
Utilities: Gas Pipelines (0.5%)
Williams Companies, Inc.	51,430	1,343
Utilities — Miscellaneous (0.0%)
Dynegy Holdings, Inc.	(a)11,487	83
Utilities: Telecommunications (4.9%)
France Telecom S.A. ADR	77,790	2,155
Sprint Nextel Corp.	253,065	4,780
Verizon Communications, Inc.	177,769	6,620
		13,555
Total Common Stocks (Cost $223,662)		266,180

	Face
	Amount
	(000)
Short-Term Investment (3.3%)
Repurchase Agreement (3.3%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $9,153 (Cost $9,148)	$ (f)9,148	9,148
Total Investments (100%) (Cost $232,810)		275,328
Liabilities in Excess of Other Assets (0.0%)		(124)
Net Assets (100%)		$275,204

(a)	Non-income producing security.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Small Company Growth Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	11.90%	11.14%	14.52%	13.45%
Russell 2000® Growth Index	13.35	6.93	4.88	7.69
Lipper Small-Cap Growth Funds Index	10.65	6.18	6.94	10.44

Portfolio – Class B (5)	11.55	10.87	14.22	13.22
Russell 2000® Growth Index	13.35	6.93	4.88	5.44
Lipper Small-Cap Growth Funds Index	10.65	6.18	6.94	7.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on November 1, 1989

(5)          Commenced operations on January 2, 1996

(6)          For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Small Company Growth Portfolio

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 11.90% for the Class A shares, net of fees, and 11.55% for the Class B shares, net of fees, compared to 13.35% for the Russell 2000® Growth Index (the “Index”).

Factors Affecting Performance

  Over the 12-month period ended December 31, 2006, the markets advanced despite considerable volatility. During the first half of the year, investors grappled with high oil prices, rising interest rates, a slowing housing market and an uptick in inflation. Moreover, the Federal Open Market Committee (FOMC) continued its policy of monetary tightening. Investor anxieties erupted in May and June in the form of a market sell-off following the FOMC’s 16th and 17th consecutive federal funds rate increases.

  By August the markets once again entered positive territory. The FOMC stopped raising the target federal funds rate following its June 29th meeting, and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began in 2005 continued into 2006.

  Although disappointing gross domestic product (GDP) growth data was reported for the second and third quarters, economic growth slowed and housing data continued to decline, the U.S. economy still progressed. By the end of the year, it appeared that the immediate threat of recession subsided and a “soft landing” seemed more possible.

  For the year, value stocks outperformed their growth counterparts, continuing a recent trend. For this same period, small-capitalization securities, in which the Portfolio invests, outpaced both large- and mid-cap stocks.

  The Portfolio underperformed the Index due to stock selection and sector allocation decisions. Within the consumer discretionary sector, a large overweight position detracted from performance, followed by stock selection in the household furnishings, consumer products and textile apparel manufacturing companies, although holdings in communications and media companies and in commercial services did somewhat mitigate returns. Stock selection in crude oil producers in the other energy sector hindered the Portfolio’s returns. Also, within the materials and processing sector, investments in select metals and minerals companies as well as stock selection in real estate firms negatively affected performance.

  There were several areas of strength for the Portfolio, including the technology sector, which benefited from stock selection primarily in miscellaneous technology, computer services software and semi-conductor companies. A sector underweight relative to the Index also proved advantageous. The producer durables sector also did well due to security selection in homebuilding firms and wireless equipment companies. Within the financial services sector, investments in diversified financial services companies and financial information service providers added to relative performance, yet returns were slightly offset by an avoidance of real estate investment trusts (REITs) in this sector.

Management Strategies

  It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

  For the year, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the health care and technology sectors. The health care and technology sectors were underweighted versus the Index for the period.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Small Company Growth Portfolio

period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,086.90	$5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.24

Class B
Actual	1,000.00	1,085.50	6.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.75	6.51

*       Expenses are equal to Class A and Class B annualized net expense ratios of 1.03% and 1.28%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*       Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Small Company Growth Portfolio

		Value
	Shares	(000)
Common Stocks (98.1%)
Building: Cement (1.1%)
Texas Industries, Inc.	326,102	$20,946
Cable Television Services (0.5%)
Charter Communications, Inc.	(a)3,313,491	10,139
Casinos & Gambling (0.3%)
Lakes Entertainment, Inc.	(a)493,913	5,329
Communications & Media (0.7%)
CKX, Inc.	(a)1,147,442	13,459
Communications Technology (1.8%)
3Com Corp.	(a)3,917,472	16,101
GMarket, Inc. ADR	(a)763,762	18,300
		34,401
Computer Services Software & Systems (10.5%)
Baidu.com ADR	(a)161,281	18,180
Bankrate, Inc.	(a)361,323	13,712
Blackboard, Inc.	(a)630,776	18,948
Convera Corp.	(a)783,452	3,596
Equinix, Inc.	(a)742,832	56,173
Forrester Research, Inc.	(a)620,549	16,823
IHS, Inc.	(a)1,325,375	52,326
Websense, Inc.	(a)792,628	18,096
		197,854
Consumer Electronics (1.0%)
CNET Networks, Inc.	(a)1,991,822	18,106
Consumer Staples — Miscellaneous (1.7%)
Peet’s Coffee & Tea, Inc.	(a)696,812	18,284
Spectrum Brands, Inc.	(a)1,179,140	12,853
		31,137
Diversified (1.2%)
Beacon Roofing Supply, Inc.	(a)924,769	17,404
FiberTower Corp.	(a)893,548	5,254
		22,658
Drugs & Pharmaceuticals (6.2%)
Adams Respiratory Therapeutics, Inc.	(a)416,820	17,011
Flamel Technologies ADR	(a)745,573	22,330
Gen-Probe, Inc.	(a)498,984	26,132
Medicis Pharmaceutical Corp., Class A	1,064,258	37,387
Noven Pharmaceuticals, Inc.	(a)570,023	14,507
		117,367
Education Services (4.5%)
Ambassadors Group, Inc.	1,121,556	34,039
Strayer Education, Inc.	477,837	50,675
		84,714
Electronics (0.3%)
Omnivision Technologies, Inc.	(a)443,641	6,056
Electronics: Medical Systems (0.5%)
Hologic, Inc.	(a)204,860	9,686
Electronics: Semi-Conductors/Components (2.1%)
Tessera Technologies, Inc.	(a)959,900	38,722
Energy — Miscellaneous (1.2%)
Quicksilver Resources, Inc.	(a)639,107	23,385
Engineering & Contracting Services (2.5%)
Grupo Aeroportuario del Sureste S.A. de
CV ADR	1,216,644	47,680
Entertainment (1.1%)
Vail Resorts, Inc.	(a)475,190	21,298
Forest Products (0.7%)
Deltic Timber Corp.	253,050	14,115
Homebuilding (4.6%)
Brookfield Homes Corp.	555,073	20,843
Desarrolladora Homex S.A. de CV ADR	(a)1,114,160	65,813
		86,656
Hotel/Motel (3.9%)
Gaylord Entertainment Co.	(a)1,075,568	54,778
Orient-Express Hotels Ltd.	398,093	18,838
		73,616
Household Furnishings (1.4%)
Select Comfort Corp.	(a)1,482,641	25,783
Industrial Products (0.7%)
Mueller Water Products, Inc.	837,865	12,459
Insurance: Property & Casualty (1.6%)
Alleghany Corp.	(a)60,388	21,957
Consolidated-Tomoka Land Co.	113,876	8,245
		30,202
Investment Management Companies (3.3%)
Greenhill & Co., Inc.	849,895	62,722
Leisure Time (3.0%)
Pool Corp.	846,292	33,149
WMS Industries, Inc.	(a)652,964	22,763
		55,912
Machinery: Industrial/Specialty(0.8%)
Middleby Corp.	(a)148,877	15,583
Medical & Dental Instruments & Supplies (2.6%)
Techne Corp.	(a)870,708	48,281
Oil: Crude Producers (0.8%)
GMX Resources, Inc.	(a)400,971	14,234
Oil: Integrated Domestic (1.4%)
Delta Petroleum Corp.	(a)1,130,780	26,189
Printing & Copying Services (1.0%)
VistaPrint Ltd.	(a)587,457	19,451
Publishing — Miscellaneous (3.2%)
Morningstar, Inc.	(a)1,348,889	60,767
Real Estate (0.7%)
Grubb & Ellis Co.	(a)1,139,058	13,122
Restaurants (3.7%)
BJ’s Restaurants, Inc.	(a)1,043,280	21,085
P.F. Chang’s China Bistro, Inc.	(a)1,256,685	48,231
		69,316
Retail (11.0%)
AFC Enterprises, Inc.	(a)1,594,322	28,188
Blue Nile, Inc.	(a)1,179,932	43,528
Build-A-Bear Workshop, Inc.	(a)901,788	25,268
Citi Trends, Inc.	(a)944,701	37,448

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

		Value
	Shares	(000)
Retail (cont’d)
Ctrip.com International Ltd.	524,178	$32,751
J Crew Group, Inc.	(a)143,076	5,515
Krispy Kreme Doughnuts, Inc.	(a)1,497,307	16,620
NetFlix, Inc.	(a)674,281	17,437
		206,755
Service Organizations (1.0%)
Steiner Leisure Ltd.	(a)397,489	18,086

Services: Commercial (7.9%)
Advisory Board Co. (The)	(a)1,012,201	54,193
Coinstar, Inc.	(a)143,912	4,399
Copart, Inc.	(a)687,784	20,634
CoStar Group, Inc.	(a)772,146	41,356
Macquarie Infrastructure Co. Trust	812,682	28,834
		149,416
Technology — Miscellaneous (0.3%)
Housevalues, Inc.	(a)1,102,466	6,207
Telecommunications Equipment (2.3%)
SBA Communications Corp., Class A	(a)1,610,107	44,278
Textile Apparel Manufacturers (1.2%)
Carter’s, Inc.	(a)529,609	13,505
Heelys, Inc.	(a)288,066	9,250
		22,755
Toys (1.4%)
Marvel Entertainment, Inc.	(a)963,598	25,930
Truckers (1.8%)
Landstar System, Inc.	892,665	34,082
Utilities: Telecommunications (0.6%)
IDT Corp., Class B	(a)908,756	11,887
Total Common Stocks (Cost $1,583,896)		1,850,741

	Face
	Amount
	(000)
Short-Term Investment (2.2%)
Repurchase Agreement (2.2%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $40,995 (Cost $40,972)	$ (f)40,972	40,972
Total Investments (100.3%) (Cost $1,624,868)		1,891,713
Liabilities in Excess of Other Assets (-0.3%)		(6,408)
Net Assets(100%)		$1,885,305

(a)           Non-income producing security.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR       American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Systematic Active Large Cap Core Portfolio

*      Minimum Investment

**   Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the S&P 500® Index (1)

Total Returns(2)
Cumulative
Since
Inception(4)
Portfolio – Class A (3)	7.85%
S&P 500® Index	9.65

Portfolio – Class B (3)	7.68
S&P 500® Index	9.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on April 28, 2006

(4)          For comparative purposes, cumulative since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Large Cap Core Portfolio seeks long-term capital appreciation by investing primarily in equity securities of large capitalization companies.

Performance

For the period from April 28, 2006 (commencement of operations) to December 31, 2006, the Portfolio had a total return based on net asset value per share of 7.85% for the Class A shares, net of fees, and 7.68% for the Class B shares, net of fees, compared to 9.65% for the S&P 500® Index (the “Index”).

Factors Affecting Performance

  In the first half of 2006, stock investors dealt with the uncertainties of a slowing economy. There was some well-received merger and acquisition activity in March and April; however, gains were rather muted as investors kept a close eye on inflation levels, energy prices and the policy actions of the Federal Open Market Committee (FOMC ). By May, recession anxieties reached a boiling

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Large Cap Core Portfolio

point, prompting a market sell-off and heightened volatility that spanned into June.

  The second half of the year was characterized by greater optimism. The markets began to stabilize in July on the expectation that the FOMC would pause in its increases to the target federal funds target rate, and the FOMC did leave the rate unchanged for the remainder of 2006, given the slowdown in the housing market, rising interest rates and high energy prices. Although third quarter gross domestic product (GDP) growth was below expectations, investors appeared reasonably confident that the economy was moderating and not falling into a recession. Consumer spending and confidence, on the whole, did not flag any significant trouble, although by year end consumer debt levels were garnering greater attention. Warmer weather helped energy prices ease in the final months of 2006, and gasoline prices had also declined. The jobs market softened but was still in line with expectations, and inflation data reported at year end did not cause much of a stir.

  Based on total returns, the Portfolio’s best performing areas were the materials, industrials and consumer staples sectors.

  In terms of contribution to the Portfolio’s overall return, the financials, consumer discretionary and consumer staples sectors had the largest positive impact.

  The materials, utilities and energy sectors added the least to performance.

Management Strategies

  We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

  We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large-capitalization companies. The model employs three quantitative screens based on the following primary inputs: earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Large Cap Core Portfolio

owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,122.20	$3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

Class B
Actual	1,000.00	1,121.60	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to Class A and Class B annualized net expense ratios of 0.60% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Common Stocks (94.8%)
Aerospace &Defense (3.6%)
Boeing Co. (The)	368	$33
General Dynamics Corp.	401	30
Honeywell International, Inc.	543	24
Lockheed Martin Corp.	406	37
Northrop Grumman Corp.	496	34
Raytheon Co.	373	20
United Technologies Corp.	814	51
		229
Air Freight & Logistics (0.8%)
FedEx Corp.	281	31
United Parcel Service, Inc., Class B	300	22
		53
Auto Components (0.5%)
Johnson Controls, Inc.	351	30
Beverages (0.4%)
MGP Ingredients, Inc.	(c)1,048	24
Biotechnology (1.2%)
Amgen, Inc.	(a)468	32
Genentech, Inc.	(a)233	19
Gilead Sciences, Inc.	(a)392	25
		76
Building Products (0.3%)
USG Corp.	(a)(c)352	19
Capital Markets (5.3%)
Bear Stearns Co., Inc.	372	61
E*Trade Group, Inc.	(a)975	22
Goldman Sachs Group, Inc.	503	100
Lehman Brothers Holdings, Inc.	966	75
Merrill Lynch & Co., Inc.	856	80
		338
Chemicals (0.0%)
Tronox, Inc.	(c)20	@—

Commercial Banks (3.3%)
Bank of America Corp.	2,637	141
National City Corp.	1,302	47
Wells Fargo & Co.	636	23
		211
Commercial Services & Supplies (0.4%)
Manpower, Inc.	350	26
Communications Equipment (4.6%)
ADC Telecommunications, Inc.	(a)(c)1,152	17
Cisco Systems, Inc.	(a)4,438	121
Comverse Technology, Inc.	(a)803	17
Corning, Inc.	(a)2,890	54
Motorola, Inc.	1,905	39
QUALCOMM, Inc.	459	17
Tellabs, Inc.	(a)3,095	32
		297
Computers & Peripherals (4.4%)
Apple Computer, Inc.	(a)240	21
Hewlett-Packard Co.	2,789	115
International Business Machines Corp.	1,104	107
Lexmark International Group, Inc.	(a)331	24
SanDisk Corp.	(a)426	18
		285
Consumer Finance (0.9%)
American Express Co.	431	26
AmeriCredit Corp.	(a)(c)552	14
Capital One Financial Corp.	209	16
		56
Diversified Financial Services (4.1%)
Chicago Mercantile Exchange Holdings, Inc.	101	51
CIT Group, Inc.	397	22
Citigroup, Inc.	1,450	81
JPMorgan Chase & Co.	1,870	90
Nasdaq Stock Market, Inc. (The)	(a)574	18
		262
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	1,947	70
BellSouth Corp.	1,314	62
Verizon Communications, Inc.	1,115	41
		173
Electric Utilities (1.1%)
AES Corp. (The)	(a)1,019	22
Exelon Corp.	383	24
Pepco Holdings, Inc.	932	24
		70
Electronic Equipment & Instruments (0.6%)
Jabil Circuit, Inc.	1,015	25
Vishay Intertechnology,Inc.	(a)1,056	14
		39
Energy Equipment & Services (0.9%)
FMC Corp.	264	20
Halliburton Co.	432	14
Transocean, Inc.	(a)270	22
		56
Food & Staples Retailing (1.7%)
CVS Corp.	555	17
Safeway, Inc.	955	33
Supervalu, Inc.	592	21
Wal-Mart Stores, Inc.	476	22
Whole Foods Market, Inc.	(c)315	15
		108
Food Products (1.4%)
Archer-Daniels-Midland Co.	1,345	43
General Mills, Inc.	841	49
		92
Health Care Equipment & Supplies (1.6%)
Advanced Medical Optics, Inc.	(a)(c)883	31
Kinetic Concepts, Inc.	(a)(c)587	23
Thermo Electron Corp.	(a)1,137	52
		106

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Health Care Providers & Services (5.0%)
Aetna, Inc.	180	$8
Cardinal Health, Inc.	376	24
Express Scripts, Inc.	(a)249	18
Health Net, Inc.	(a)(c)651	32
Humana, Inc.	(a)715	40
Quest Diagnostics, Inc.	926	49
UnitedHealth Group, Inc.	1,740	93
Wellpoint Health Networks, Inc.	(a)726	57
		321
Hotels Restaurants & Leisure (2.7%)
Harrah’s Entertainment, Inc.	257	21
Marriott International,Inc., Class A	614	29
McDonald’s Corp.	1,568	70
Panera Bread Co.	(a)(c)323	18
Starbucks Corp.	(a)449	16
Yum! Brands, Inc.	309	18
		172
Household Durables (0.4%)
Tempur-Pedic International, Inc.	(a)(c)1,199	25
Household Products(1.5%)
Energizer Holdings, Inc.	(a)(c)238	17
Hansen Natural Corp.	(a)(c)558	19
Procter & Gamble Co.	909	58
		94
Industrial Conglomerates (1.5%)
General Electric Co.	2,555	95
Information Technology Services (0.8%)
Accenture Ltd., Class A	830	31
Convergys Corp.	(a)895	21
		52
Insurance (5.8%)
Allstate Corp. (The)	558	36
American Financial Group, Inc.	795	29
American International Group, Inc.	783	56
Archstone-Smith Trust REIT	432	25
Chubb Corp.	710	38
CNA Financial Corp.	(a)480	19
Loews Corp.	903	37
Metlife, Inc.	718	42
Philadelphia Consolidated Holding Corp.	(a)585	26
Prudential Financial, Inc.	335	29
St. Paul Travelers Cos., Inc. (The)	609	33
		370
Internet & Catalog Retail (0.9%)
eBay, Inc.	(a)1,151	35
Expedia, Inc.	(a)(c)1,088	23
		58
Machinery (1.4%)
Caterpillar, Inc.	321	20
Danaher Corp.	121	9
Deere & Co.	436	41
Joy Global, Inc.	412	20
		90
Media (2.6%)
Comcast Corp.	(a)1,513	64
Meredith Corp.	282	16
News Corp., Inc.	1,477	32
Time Warner, Inc.	1,386	30
Walt Disney Co. (The)	765	26
		168
Metals & Mining (1.9%)
Alcan, Inc.	(c)369	18
Alcoa, Inc.	319	10
Phelps Dodge Corp.	312	37
Rio Tinto plc ADR	(c)83	18
Southern Copper Corp.	(c)326	17
United States Steel LLC	302	22
		122
Multi-Utilities (0.5%)
Duke Energy Corp.	946	31
Multiline Retail (2.2%)
Federated Department Stores, Inc.	1,458	56
J.C. Penney Co., Inc.	831	64
Nordstrom, Inc.	408	20
		140
Oil, Gas & Consumable Fuels (8.4%)
Anadarko Petroleum Corp.	342	15
Chevron Corp.	908	67
ConocoPhillips	1,428	103
Exxon Mobil Corp.	2,142	164
Hess Corp.	355	18
Marathon Oil Co.	486	45
Monsanto Co.	368	19
Overseas Shipholding Group, Inc.	(c)576	32
Superior Energy Services, Inc.	(a)811	27
Valero Energy Corp.	907	46
		536
Personal Products (0.3%)
Estee Lauder Cos., Inc. (The)	543	22
Pharmaceuticals (5.3%)
Johnson & Johnson	1,578	104
Merck & Co., Inc.	1,795	78
Pfizer, Inc.	1,687	44
Schering-Plough Corp.	1,662	40
Teva Pharmaceutical Industries Ltd.	773	24
Wyeth	1,025	52
		342
Real Estate (0.5%)
CapitalSource, Inc.	(c)1,099	30
Road & Rail (1.2%)
Burlington North Santa Fe Corp.	610	45
CSX Corp.	977	34
		79

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Semiconductors & Semiconductor Equipment (1.8%)
Applied Materials, Inc.	1,031	$19
Intel Corp.	1,597	32
Micron Technology, Inc.	(a)1,333	19
Tektronix, Inc.	642	19
Texas Instruments, Inc.	1,051	30
		119
Software (2.5%)
Citrix Systems, Inc.	(a)654	18
Microsoft Corp.	2,718	81
Oracle Corp.	(a)2,529	43
Synopsys, Inc.	(a)748	20
		162
Specialty Retail (2.7%)
Abercrombie & Fitch Co.	227	16
American Eagle Outfitters, Inc.	1,078	34
AMR Corp.	(a)402	12
Best Buy Co., Inc.	739	36
Chico’s FAS, Inc.	(a)(c)688	14
Continental Airlines, Inc., Class B	(a)(c)253	10
Men’s Wearhouse, Inc.	(c)850	33
Staples, Inc.	625	17
		172
Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	(a)536	23
Nike Inc.	304	30
Polo Ralph Lauren Corp.	232	18
		71
Thrifts & Mortgage Finance (1.2%)
Fannie Mae	702	41
Radian Group, Inc.	349	19
Washington Mutual, Inc.	456	21
		81
Tobacco (2.8%)
Altria Group, Inc.	1,331	114
Loews Corp. - Carolina Group	739	48
Reynolds American, Inc.	(c)281	19
		181
Total Common Stocks (Cost $5,634)		6,083

	Face
	Amount
	(000)
Short-Term Investments (12.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.6%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)13	13
Bancaja, 5.37%, 1/19/07	(h)7	7
Bank of America Corp., 5.32%, 1/2/07	(h)22	22
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)7	7
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)8	8
5.38%, 1/2/07	(h)5	5
5.39%, 1/16/07	(h)14	14
BNP Paribas plc,
5.35%, 2/20/07	(h)14	14
CIC, New York,
5.33%, 1/3/07	(h)9	9
5.34%, 1/2/07	(h)14	14
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)14	14
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	44	44
Dexia Bank, New York,
5.33%, 1/2/07	(h)14	14
Gemini Securitization Corp.,
5.34%, 1/2/07	7	7
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)7	7
5.42%, 1/2/07	(h)13	13
HSBC Finance Corp., 5.34%, 1/8/07	(h)7	7
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)7	7
Manufacturers & Traders,
5.33%, 1/16/07	(h)8	8
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)7	7
Mitsubishi UFJ FinancialGroup,
5.33%, 1/2/07	(h)7	7
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)14	14
5.35%, 1/2/07	(h)7	7
National City Bank Cleveland,
5.32%, 1/2/07	(h)20	20
National Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)27	27
Nationwide B uilding Society,
5.44%, 3/28/07	(h)16	16
Nordea Bank, New York,
5.31%, 1/2/07	(h)20	20
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	6	6
Skandi, NewYork,
5.34%, 1/9/07	(h)14	14
SLM Corp., 5.36%, 1/22/07	(h)14	14
Toronto Dominion, New York,
5.32%, 5/29/07	(h)14	14
Tulip Funding, 5.36%, 1/16/07	7	7
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)9	9
World Savings Bank FSB,
5.35%, 1/19/07	(h)5	5
		421

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

	Face
	Amount	Value
	(000)	(000)
Repurchase Agreement (5.4%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $345	$ (f)345	$345
Total Short-Term Investments (Cost $766)		766
Total Investments (106.8%) (Cost $6,400) including $412 of Securities Loaned		6,849
Liabilities in Excess of Other Assets (-6.8%)		(434)
Net Assets(100%)		$6,415

(a)           Non-income producing security.

(c)           All or portion of security on loan at December 31, 2006.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)           Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

@            Face Amount/Value is less than $500.

ADR       American Depositary Receipts

REIT       Real Estate Investment Trust

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
E-Mini S&P 500 (United States)	5	$357	Mar-07	$ @—

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Systematic Active Small Cap Core Portfolio

*       Minimum Investment

**     Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000® Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)
Portfolio – Class A (3)	(0.41)%
Russell 2000® Index	3.90

Portfolio – Class B (3)	(0.57)
Russell 2000® Index	3.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)     The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® includes the smallest 2000 securities in the Russell 3000® . The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)     Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)     Commenced operations on April 28, 2006

(4)     For comparative purposes, cumulative since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Core Portfolio seeks longterm capital appreciation by investing primarily in equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the period from April 28, 2006 (commencement of operations) to December 31, 2006, the Portfolio had a total return based on net asset value per share of (0.41)% for the Class A shares, net of fees, and (0.57)% for the Class B shares, net of fees, compared to 3.90% for the Russell 2000® Index (the “Index”).

Factors Affecting Performance

•   The Portfolio’s launch in April coincided with the turbulent second quarter of 2006. Although small-cap stocks subsequently returned to positive territory in the third and fourth quarters, the Index had only a modest gain for the period since inception through December 31, 2006, and the Portfolio was virtually flat for the period.

•   In the first half of 2006, stock investors dealt with the uncertainties of a slowing economy. There was some well-received merger and acquisition activity in March and April; however, gains were rather muted as investors kept a close eye on inflation levels, energy prices and the policy actions of the Federal Open Market Committee (FOMC). By May, recession anxieties reached a boiling

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Core Portfolio

point, prompting a market sell-off and heightened volatility that spanned into June.

•   The second half of the year was characterized by greater optimism. The markets began to stabilize in July on the expectation that the FOMC would pause in its increases to the target federal funds target rate, and the FOMC did leave the rate unchanged for the remainder of 2006, given the slowdown in the housing market, rising interest rates and high energy prices. Although third quarter gross domestic product (GDP) growth was below expectations, investors appeared reasonably confident that the economy was moderating and not falling into a recession. Consumer spending and confidence, on the whole, did not flag any significant trouble, although by year end consumer debt levels were garnering greater attention. Warmer weather helped energy prices ease in the final months of 2006, and gasoline prices had also declined. The jobs market softened but was still in line with expectations, and inflation data reported at year end did not cause much of a stir.

•   In aggregate, the Portfolio’s utilities holdings had the highest total return during the period, while technology holdings returned least.

•   In terms of contribution to the Portfolio’s overall return, the financial sector had the largest positive impact, while the technology sector was the largest detractor from performance.

•   Relative to the Index, the Portfolio outperformed in the health care sector. Strong performance from a medical device holding and a pharmaceutical holding drove considerable gains.

•   The Portfolio’s financial stocks, despite having the highest absolute return for the period, were the most significant source of underperformance relative to the Index. An underweight allocation in real estate investment trusts (REIT), one of the market’s best performing areas, and exposure to several sub-prime lending companies, whose stocks faltered during the period, detracted from results.

Management Strategies

•   We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•   We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large capitalization companies. The model employs three quantitative screens based on the following primary inputs-earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Core Portfolio

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,064.00	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

Class B
Actual	1,000.00	1,062.30	7.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*      Expenses are equal to Class A and Class B annualized net expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Common Stock (99.3%)
Advertising Agencies (0.7%)
InVentive Health, Inc.	(a)(c)753	$27
Sitel Corp.	(a)4,545	19
		46
Aerospace/Defense — Equipment (0.2%)
MTC Technologies, Inc.	(a)(c)491	12
Air Transport (1.6%)
AAR Corp.	(a)(c)1,482	43
Alaska Air Group, Inc.	(a)709	28
Bristow Group, Inc.	(a)536	20
Republic Airways Holdings, Inc.	(a)(c)795	13
		104
Auto Parts: After Market (0.6%)
Commercial Vehicle Group, Inc.	(a)(c)515	11
Keystone Automotive Industries, Inc.	(a)(c)492	17
Superior Industries International, Inc.	(c)630	12
		40
Auto Parts: Original Equipment (0.1%)
Noble International, Ltd.	304	6
Automobiles (0.6%)
Navistar International Corp.	(a)1,187	40
Banks: New York City (0.7%)
Community Bank System, Inc.	1,945	45
Banks: Outside New York City (4.9%)
BankFinancial Corp.	2,553	46
Centennial Bank Holdings, Inc.	(a)(c)3,568	34
Citizens First Bancorp, Inc.	(c)253	8
First Bancorp North Carolina	(c)257	6
First Bancorp Puerto Rico	1,264	12
First Source Corp.	(c)342	11
GB&T Bancshares, Inc.	2,093	46
Harleysville National Corp.	(c)1,164	23
Omega Financial Corp.	1,419	45
Oriental Financial Group	(c)2,796	36
Simmons First National Corp.	476	15
Sun Bancorp, Inc. New Jersey	(a)(c)633	13
Susquehanna Bancshares, Inc.	(c)982	26
		321
Biotechnology Research & Production (4.3%)
Albany Molecular Research, Inc.	(a)3,636	38
Applera Corp. — Celera Genomics Group	(a)2,678	38
Digene Corp.	(a)905	43
Genitope Corp	(a)693	3
Kendle International, Inc.	(a)1,529	48
Lexicon Genetics, Inc.	(a)10,780	39
Martek Biosciences Corp.	(a)(c)1,216	28
Nabi Biopharmaceuticals	(a)5,787	39
Neurocrine Biosciences, Inc.	(a)249	3
		279
Building Materials (1.2%)
Ameron International Corp.	317	24
BlueLinx Holdings, Inc.	(c)761	8
Building Material Holding Corp.	(c)452	11
NCI Building Systems, Inc.	(a)(c)626	33
		76
Building — Miscellaneous (0.2%)
Comfort Systems USA, Inc.	821	10
Casinos & Gambling (0.1%)
Magna Entertainment Corp.	(a)(c)1,095	5
Chemicals (1.8%)
PolyOne Corp.	(a)6,251	47
Rockwood Holdings, Inc.	(a)1,020	25
Spartech Corp.	1,518	40
Stepan Co.	216	7
		119
Commercial Banks (0.7%)
UMB Financial Corp.	1,242	45
Commercial Information Services (0.4%)
CMGI, Inc.	(a)(c)21,825	29
Communications Technology (2.0%)
3Com Corp.	(a)5,808	24
Black Box Corp.	684	29
Cogent Communications Group, Inc.	(a)1,279	21
Netgear, Inc.	(a)(c)1,085	28
UTstarcom, Inc.	(a)(c)3,122	27
		129
Computer Services Software & Systems (4.0%)
CACI International, Inc., Class A	(a)428	24
COMSYS IT Partners, Inc.	(a)(c)476	10
JDA Software Group Inc	(a)3,176	44
Mantech InternationalCorp., Class A	(a)481	18
Mapinfo Corp.	(a)(c)3,717	49
MicroStrategy, Inc.	(a)240	27
Parametric Technology Corp.	(a)1,950	35
Schawk, Inc.	(c)676	13
SonicWALL, Inc.	(a)5,381	45
		265
Computer Technology (2.1%)
Hutchinson Technology, Inc.	(a)(c)607	14
Imation Corp.	580	27
Komag, Inc.	(a)(c)1,381	52
Palm, Inc.	(a)3,258	46
		139
Construction (0.4%)
Dycom Industries, Inc.	(a)1,082	23
Consumer Electronics (0.7%)
Earthlink, Inc.	(a)4,666	33
Ipass, Inc.	(a)(c)1,735	10
		43
Consumer Staples — Miscellaneous (1.6%)
American Greetings Corp., Class A	(c)1,626	39
CSS Industries, Inc.	(c)595	21
Nashua Corp.	(a)762	7
Prestige Brands, Inc.	(a)3,020	39
		106

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Containers & Packaging: Paper &Plastic (0.2%)
Myers Industries, Inc.	1,042	$16
Copper (0.3%)
Mueller Industries, Inc.	710	22
Cosmetics (0.0%)
Parlux Fragrances, Inc.	(a)(c)490	3
Distributors (0.3%)
Core-Mark Holding Co., Inc.	(a)529	18
Diversified Financial Services (2.2%)
Euronet Worldwide, Inc.	(a)(c)764	23
First Niagara Financial Group, Inc.	3,857	57
Knight Capital Group, Inc.	(a)3,194	61
		141
Diversified Materials & Processing (0.4%)
Corn Products International, Inc.	755	26
Drug & Grocery Store Chains (0.1%)
Ingles Markets, Inc.	280	8
Drugs & Pharmaceuticals (1.5%)
Hi-Tech Pharmacal Co., Inc.	(a)(c)1,293	16
Perrigo Co.	1,816	31
Valeant Pharmaceuticals International	2,928	51
		98
E-Commerce/Services (1.4%)
Agile Software Corp.	(a)7,623	47
Ariba, Inc.	(a)5,905	46
		93
Education Services (0.7%)
Educate, Inc.	(a)6,423	46
Electrical Equipment & Components (0.6%)
Greatbatch, Inc.	(a)(c)512	14
Technitrol, Inc.	1,060	25
		39
Electronics (0.3%)
Multi-Fineline Electronix, Inc.	(a)(c)499	10
Omnivision Technologies, Inc.	(a)(c)521	7
		17
Electronics: Instruments Gauges & Meters (0.1%)
Tech/Ops Sevcon, Inc.	1,004	8
Electronics: Medical Systems (0.5%)
Datascope Corp.	384	14
Zoll Medical Corp.	(a)(c)368	21
		35
Electronics: Semi-Conductors/Components (2.7%)
Amkor Technology, Inc.	(a)(c)3,889	36
Genesis Microchip, Inc.	(a)1,056	11
IXYS Corp.	(a)(c)1,404	13
ON Semiconductor Corp.	(a)(c)4,280	32
Plexus Corp.	(a)704	17
Silicon Storage Technology, Inc.	(a)(c)8,973	40
Skyworks Solutions, Inc.	(a)4,325	31
		180
Electronics: Technology (0.8%)
Checkpoint Systems, Inc.	(a)1,319	27
EDO Corp.	(c)635	15
Zygo Corp.	(a)542	9
		51
Energy — Miscellaneous (1.6%)
Alon USA Energy, Inc.	1,575	41
Callon Petroleum Co.	(a)(c)675	10
Giant Industries, Inc.	(a)266	20
Harvest Natural Resources, Inc.	(a)(c)877	9
Mariner Energy, Inc.	(a)454	9
Swift Energy Co.	(a)418	19
		108
Engineering & Contracting Services (0.4%)
Washington Group International, Inc.	(a)452	27
Entertainment (0.7%)
Carmike Cinemas	(c)202	4
Take-Two Interactive Software, Inc.	(a)(c)2,433	43
		47
Finance Companies (0.6%)
Accredited Home Lenders Holding Co.	(a)(c)935	26
Asta Funding, Inc.	(c)481	15
		41
Financial — Miscellaneous (0.7%)
Advanta Corp., Class B	959	42
Federal Agricultural Mortgage Corp.	213	6
		48
Foods (0.9%)
Del Monte Corp.	4,121	45
Premium Standard Farms, Inc.	734	14
		59
Health Care Facilities (1.1%)
Psychiatric Solutions, Inc.	(a)(c)1,833	69
VistaCare, Inc., Class A	(a)(c)427	4
		73
Health Care Management Services (0.8%)
Molina Healthcare, Inc.	(a)564	18
Sierra Health Services, Inc.	(a)213	8
Vital Images,Inc.	(a)(c)800	28
		54
Health Care — Miscellaneous (0.1%)
Medical Action Industries, Inc.	(a)(c)293	9
Health Care Services (0.3%)
Bio-Reference Labs, Inc.	(a)(c)1,000	22
Homebuilding (0.9%)
Hanover Compressor Co.	(a)(c)1,788	34
WCI Communities, Inc.	(a)(c)1,140	22
		56
Hotel/Motel (1.4%)
Bluegreen Corp.	(a)3,561	46
Lodgian, Inc.	(a)3,381	46
		92
Household Furnishings (0.4%)
Hooker Furniture Corp.	(c)361	6

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Household Furnishings (cont’d)
La-Z-Boy, Inc.	(c)1,115	$13
Lifetime Brands, Inc.	(c)228	4
		23
Insurance: Life (0.7%)
Kansas City Life Insurance Co.	(c)49	3
Presidential Life Insurance Corp.	2,065	45
		48
Insurance: Multi-Line (0.0%)
Independence Holding Co.	(c)129	3
Insurance: Property & Casualty (2.0%)
Affirmative Insurance Holdings, Inc.	351	6
Commerce Group, Inc.	978	29
Infinity Property & Casualty Corp.	635	31
Ohio Casualty Corp.	1,197	36
Selective Insurance Group	(c)481	27
		129
Investment Management Companies (1.5%)
Apollo Investment Corp.	(c)2,258	51
Capital Southwest Corp.	(c)126	16
Friedman Billings Ramsey & Co. REIT	(c)3,537	28
Gladstone Capital Corp.	(c)248	6
		101
Leisure Time (0.1%)
Steinway Musical Instruments	(a)142	4
Machinery & Engineering (0.4%)
Applied Industrial Technologies, Inc.	(c)1,090	29
Machinery: Construction & Handling (0.3%)
Manitowoc Company, Inc. (The)	323	19
Machinery: Engines (0.4%)
Briggs & Stratton Corp.	(c)1,033	28
Machinery: Industrial/Specialty (0.4%)
EnPro Industries, Inc.	(a)798	26
Machinery: Oil Well Equipment & Services (0.9%)
Lufkin Industries, Inc.	330	19
Oceaneering International,Inc.	(a)410	16
Oil States International, Inc.	(a)774	25
		60
Manufactured Housing (0.2%)
Skyline Corp.	288	12
Manufacturing (0.6%)
Acuity Brands, Inc.	759	39
Materials & Processing — Miscellaneous (0.7%)
Rogers Corp.	(a)(c)462	27
USEC, Inc.	(a)1,526	20
		47
Medical & Dental Instruments & Supplies (2.1%)
ICU Medical, Inc.	(a)307	12
Inverness Medical Innovations, Inc.	(a)(c)1,072	41
Sonic Innovations, Inc.	(a)820	4
STERIS Corp.	1,731	44
Viasys Healthcare, Inc.	(a)925	26
Young Innovations, Inc.	256	9
		136
Medical Services (0.4%)
Magellan Health Services, Inc.	(a)621	27
Metal Fabricating (1.5%)
Commercial Metals Co.	640	16
Encore Wire Corp.	(c)556	12
Lone Star Technologies, Inc.	(a)447	22
Quanex Corp.	680	24
Ryerson, Inc.	(c)952	24
		98
Multi-Sector Companies (0.4%)
Sequa Corp.	(a)210	24
Office Furniture & Business Equipment (0.6%)
Ikon Office Solutions, Inc.	2,348	38
Oil: Crude Producers (0.8%)
Edge Petroleum Corp.	(a)(c)595	11
Stone Energy Corp.	(a)1,215	43
		54
Paper (0.7%)
Albany International Corp.	693	23
Rock-Tenn Co.	866	23
		46
Power Transmission Equipment (0.6%)
Regal-Beloit Corp.	791	42
Production Technology Equipment (1.3%)
Credence Systems Corp.	(a)11,340	59
Mattson Technology, Inc.	(a)(c)1,433	13
Varian Semiconductor Equipment Associates, Inc.	(a)338	16
		88
Publishing (0.7%)
Journal Register Co.	6,432	47
Publishing— Miscellaneous (0.7%)
Scholastic Corp.	(a)1,365	49
Real Estate Investment Trusts (REIT) (6.6%)
Ashford Hospitality Trust, Inc. REIT	1,069	13
BioMed Realty Trust, Inc. REIT	(c)987	28
Equity One, Inc. REIT	(c)1,719	46
First Industrial Realty Trust Inc. REIT	1,095	51
Franklin Street Properties Corp. REIT	(c)1,799	38
Highland Hospitality Corp. REIT	1,020	15
Innkeepers USA Trust REIT	(c)2,296	36
KKR Financial Corp., Class A REIT	(c)1,940	52
RAIT Investment Trust REIT	1,137	39
Redwood Trust, Inc. REIT	(c)715	42
Sunstone Hotel Investors, Inc. REIT	1,387	37
Tarragon Corp.	(c)850	10
Winston Hotels, Inc. REIT	(c)1,849	24
		431
Restaurants (2.2%)
CBRL Group, Inc.	(c)659	30
Jack In The Box, Inc.	(a)875	53
Luby’s, Inc.	(a)4,208	46

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Restaurants (cont’d)
O’Charleys, Inc.	(a)699	$15
		144
Retail (6.7%)
Big Lots, Inc.	(a)(c)2,459	56
Bon-Ton Stores, Inc.	256	9
Cato Corp.	1,674	38
Central Garden & Pet Co.	(a)(c)428	21
Charlotte Russe Holding, Inc.	(a)780	24
Charming Shoppes, Inc.	(a)(c)1,205	16
Childrens Place Retail Stores, Inc. (The)	(a)(c)758	48
Conn’s, Inc.	(a)573	13
Dress Barn, Inc.	(a)(c)878	21
Global Imaging Systems, Inc.	(a)1,270	28
Lawson Products, Inc.	228	11
Men’s Wearhouse, Inc.	1,088	42
Pantry, Inc. (The)	(a)345	16
Priceline.com, Inc.	(a)(c)1,220	53
Stein Mart, Inc.	(c)1,451	19
Tween Brands, Inc.	(a)552	22
		437
Rental & Leasing Services: Consumer (0.5%)
Amerco, Inc.	(a)(c)361	31
Savings & Loan (1.1%)
BFC Financial Corp.	(a)997	6
ITLA Capital Corp.	109	6
Kearny Financial Corp.	(c)2,733	44
KNBT Bancorp, Inc.	755	13
		69
Services: Commercial (4.1%)
AMN Healthcare Services, Inc.	(a)(c)666	18
BearingPoint, Inc.	(a)3,627	28
Kelly Services, Inc., Class A	(c)860	25
Kforce, Inc.	(a)3,710	45
Labor Ready,Inc.	(a)1,055	19
Live Nation, Inc.	(a)1,814	41
Monroe Muffler Brake, Inc.	(c)404	14
MPS Group, Inc.	(a)1,177	17
PHH Corp.	(a)1,094	32
Unifirst Corp	(c)277	11
World Fuel Services Corp.	477	21
		271
Shoes (0.2%)
Shoe Carnival, Inc.	(a)333	11
Steel (0.9%)
AK Steel Holding Corp.	(a)1,688	28
Schnitzer Steel Industries, Inc.	(c)443	18
Wheeling-Pittsburgh Corp.	(a)(c)609	11
		57
Telecommunications Equipment (0.6%)
C-COR.Net Corp.	(a)(c)1,086	12
Mastec, Inc.	(a)(c)1,335	16
Powerwave Technologies, Inc.	(a)(c)1,592	10
		38
Textile Apparel Manufacturers (1.0%)
Kellwood Co.	(c)604	20
Warnaco Group, Inc. (The)	(a)(c)1,751	44
		64
Transportation — Miscellaneous (0.7%)
SIRVA, Inc.	(a)13,726	48

Truckers (0.7%)
Arkansas Best Corp.	237	9
Old Dominion Freight Line, Inc.	(a)(c)592	14
PAM Transportation Services, Inc.	(a)(c)321	7
Quality Distribution, Inc.	(a)(c)1,460	19
		49
Utilities: Electrical (2.1%)
Idacorp, Inc.	700	27
PNM Resources, Inc.	901	28
Unisource Energy Corp.	592	21
Westar Energy, Inc.	2,260	59
		135
Utilities: Gas Distributors (1.2%)
Laclede Group, Inc. (The)	(c)579	20
New Jersey Resources Corp.	(c)388	19
Northwestern Corp.	520	19
WGL Holdings, Inc.	(c)618	20
		78
Utilities: Telecommunications (0.9%)
IDT Corp., Class B	(a)3,534	46
North Pittsburgh Systems, Inc.	422	10
		56
Wholesale & International Trade (0.5%)
Central European Distribution Corp.	(a)(c)1,003	30
Wholesalers (0.4%)
United Stationers Supply, Inc.	(a)573	27

Total Common Stocks (Cost $6,391)		6,512

	Face
	Amount
	(000)
Short-Term Investments (36.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (28.0%)
Alliance & Leicester plc, 5.36%, 1/8/07	$ (h)59	59
Bancaja, 5.37%, 1/19/07	(h)30	30
Bank of America Corp., 5.32%, 1/2/07	(h)95	95
Bank of New York Co., Inc., 5.34%, 1/10/07	(h)30	30
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)36	36
5.38%, 1/2/07	(h)24	24
5.39%, 1/16/07	(h)60	60
BNP Paribas plc, 5.35%, 2/20/07	(h)60	60
CIC, New York,
5.33%, 1/3/07	(h)42	42
5.34%, 1/2/07	(h)60	60
Dekabank Deutsche Girozentrale, 5.39%, 1/19/07	(h)61	61
Deutsche Bank Securities, Inc., 5.33%, 1/2/07	191	191
Dexia Bank, New York, 5.33%, 1/2/07	(h)60	60

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Gemini Securitization Corp., 5.34%, 1/2/07	$30	$30
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)30	30
5.42%, 1/2/07	(h)56	56
HSBC Finance Corp., 5.34%, 1/8/07	(h)30	30
Liberty Lighthouse U.S. Capital, 5.33%, 1/2/07	(h)30	30
Manufacturers & Traders, 5.33%, 1/16/07	(h)36	36
Merrill Lynch & Co., 5.35%, 1/26/07	(h)31	31
Mitsubishi UFJ Financial Group, 5.33%, 1/2/07	(h)30	30
Nattexis Banques Populaire, New York,
5.34%, 1/2/07	(h)60	60
5.35%, 1/2/07	(h)30	30
National City Bank Cleveland, 5.32%, 1/2/07	(h)86	86
National Rural Utilities Cooperative Finance Corp., 5.34%, 1/2/07	(h)119	119
Nationwide Building Society, 5.44%, 3/28/07	(h)69	69
Nordea Bank, New York, 5.31%, 1/2/07	(h)89	89
Rhein-Main Securitisation Ltd., 5.33%, 1/18/07	28	28
Skandi, New York, 5.34%, 1/9/07	(h)59	59
SLM Corp., 5.36%, 1/22/07	(h)59	59
Toronto Dominion, New York, 5.32%, 5/29/07	(h)59	59
Tulip Funding, 5.36%, 1/16/07	33	33
Unicredito Italiano Bank (Ireland) plc,5.36%, 1/9/07	(h)42	42
World Savings Bank FSB, 5.35%, 1/19/07	(h)20	20
		1,834
Repurchase Agreement (8.2%)
J.P. Morgan Securities, Inc.,5.20%, dated 12/29/06, due 1/2/07, repurchase price $537	(f)537	537
Total Short-Term Investments (Cost $2,371)		2,371
Total Investments (135.5%) (Cost $8,762) including $1,771 of Securities Loaned		8,883
Liabilities in Excess of Other Assets (-35.5%)		(2,329)
Net Assets (100%)		$6,554

(a)	Non-income producing security.

(c)	All or portion of security on loan at December 31, 2006.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

REIT	Real Estate Investment Trust

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
E-Mini Russell 2000 (United States)	1	$79	Mar-07	$(1)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Systematic Active Small Cap Growth Portfolio

*   Minimum Investment

** Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000®

Growth Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)
Portfolio – Class A (3)	(2.20)%
Russell 2000® Growth Index	(0.60)

Portfolio – Class B (3)	(2.30)
Russell 2000® Growth Index	(0.60)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 28, 2006

(4)

For comparative purposes, cumulative since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the period from April 28, 2006 (commencement of operations) to December 31, 2006, the Portfolio had a total return based on net asset value per share of (2.20)% for the Class A shares, net of fees, and (2.30)% for the Class B shares, net of fees, compared to (0.60)% for the Russell 2000® Growth Index (the “Index”).

Factors Affecting Performance

•                     The Portfolio’s launch in April coincided with the turbulent second quarter of 2006. Small-cap growth stocks had a more protracted recovery, remaining in negative territory in the third quarter, followed by much improved gains in the fourth quarter. As a result, Index performance was a flat for the period since inception through December 31, 2006, and the Portfolio finished the period lower.

•                     In the first half of 2006, stock investors dealt with the uncertainties of a slowing economy. There was some well-received merger and acquisition activity in March and April; however, gains were rather muted as investors kept a close eye on inflation levels, energy prices and the policy actions of the Federal Open Market Committee (FOMC). By May, recession anxieties reached a boiling

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Growth Portfolio

point, prompting a market sell-off and heightened volatility that spanned into June.

•                     The second half of the year was characterized by greater optimism. The markets began to stabilize in July on the expectation that the FOMC would pause in its increases to the target federal funds target rate, and the FOMC did leave the rate unchanged for the remainder of 2006, given the slowdown in the housing market, rising interest rates and high energy prices. Although third quarter gross domestic product (GDP) growth was below expectations, investors appeared reasonably confident that the economy was moderating and not falling into a recession. Consumer spending and confidence, on the whole, did not flag any significant trouble, although by year end consumer debt levels were garnering greater attention. Warmer weather helped energy prices ease in the final months of 2006, and gasoline prices had also declined. The jobs market softened but was still in line with expectations, and inflation data reported at year end did not cause much of a stir.

•                     In aggregate, the Portfolio’s telecommunication services holdings had the highest total return during the period, while the materials holdings returned least.

•                     In terms of contribution to the Portfolio’s overall return, the financial sector had the largest positive impact, while the technology sector was the largest detractor from performance.

•                     Relative to the Index, an underweight in the technology sector was the primary driver of outperformance. The sector had a negative return during the period.

•                     Detractors from relative performance included the two consumer sectors. In the consumer staples sector, the Portfolio lacked exposure to some of the Index’s stronger performing names. In the consumer discretionary sector, relative results were dampened by the Portfolio’s underweight exposure to two stocks that performed well coupled with several holdings that lagged.

Management Strategies

•                     We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•                     We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large capitalization companies. The model employs three quantitative screens based on the following primary inputs-earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Growth Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,070.00	$5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

Class B
Actual	1,000.00	1,068.90	7.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*      Expenses are equal to Class A and Class B annualized net expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                    Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (99.2%)
Advertising Agencies (0.2%)
Sitel Corp.	(a)2,714	$12
Air Transport (1.7%)
AAR Corp.	(a)(c)1,213	35
Alaska Air Group, Inc.	(a)777	31
ExpressJet Holdings, Inc.	(a)1,786	15
Skywest, Inc.	1,213	31
		112
Auto Parts: After Market (1.5%)
Accuride Corp.	(a)991	11
Keystone Automotive Industries, Inc.	(a)800	27
Navistar International Corp.	(a)1,867	62
		100
Auto Parts: Original Equipment (0.5%)
Noble International Ltd.	310	6
Sauer-Danfoss, Inc.	(c)939	31
		37
Banks: Outside New York City (2.8%)
International Bancshares Corp	577	18
Investors Bancorp, Inc.	(c)2,293	36
Signature Bank	(a)1,527	47
Southside Bankchares, Inc.	(c)264	7
SVB Financial Group	(a)742	34
USB Holdings Co., Inc.	(c)451	11
Wintrust Financial Corp.	(c)766	37
		190
Biotechnology Research & Production (3.2%)
Albany Molecular Research, Inc.	(a)(c)1,823	19
Arthrocare Corp.	(a)48	2
Digene Corp.	(a)1,163	56
Idenix Pharmaceuticals, Inc.	(a)5,016	43
Lexicon Genetics Inc	(a)12,795	46
Martek Biosciences Corp.	(a)(c)1,221	28
Neurocrine Biosciences, Inc.	(a)265	3
PRA International	(a)(c)661	17
		214
Building Materials (0.2%)
NCI Building Systems, Inc.	(a)232	12
Building: Plumbing & Heating (0.4%)
Interline Brands, Inc.	(a)1,147	26
Casinos & Gambling (0.8%)
Aztar Corp.	(a)868	47
MTR Gaming Group, Inc.	(a)611	8
		55
Chemicals (0.4%)
Arch Chemicals, Inc.	606	20
Cabot Microelectronics Corp.	(a)(c)162	6
		26
Coal (0.6%)
Alpha Natural Resources, Inc.	(a)(c)1,393	20
International Coal Group, Inc.	(a)(c)3,085	17
Westmoreland Coal Co.	(a)(c)166	3
		40
Commercial Information Services (0.2%)
infoUSA, Inc.	1,377	16
Commercial Services & Supplies (1.0%)
Kendle International, Inc.	(a)1,556	49
Vector Group Ltd	1,116	20
		69
Communications & Media (0.7%)
CBeyond Communications	(a)1,527	47
Communications Technology (4.0%)
Anixter International, Inc.	(a)534	29
Brocade Communications Systems, Inc.	(a)5,364	44
CommScope, Inc.	(a)1,487	45
Harmonic, Inc.	(a)(c)2,727	20
InPhonic, Inc.	(a)(c)634	7
Netgear, Inc.	(a)(c)883	23
SAVVIS, Inc.	(a)(c)574	21
Standard Micosystems Corp.	(a)572	16
Tekelec	(a)(c)2,436	36
UTstarcom, Inc.	(a)(c)3,139	28
		269
Computer Services Software & Systems (5.4%)
CACI International, Inc., Class A	(a)704	40
COMSYS IT Partners, Inc.	(a)(c)491	10
Forrester Research, Inc.	(a)624	17
iGate Corp.	(a)(c)2,680	18
JDA Software Group, Inc.	(a)3,470	48
Mantech International Corp., Class A	(a)393	14
Mapinfo Corp.	(a)(c)4,184	55
Mercury Computer Systems, Inc.	(a)(c)531	7
Merge Technologies, Inc.	(a)(c)143	1
TTM Technologies, Inc.	(a)3,361	48
Schawk, Inc.	(c)663	13
SonicWALL, Inc.	(a)5,511	46
Vignette Corp.	(a)(c)2,683	46
		363
Computer Technology (1.3%)
EGL, Inc.	(a)1,590	47
Komag, Inc.	(a)(c)657	25
Radisys Corp.	(a)807	14
		86
Construction (0.3%)
Granite Construction, Inc.	439	22
Consumer Electronics (1.5%)
Infospace, Inc.	(a)(c)2,808	58
Ipass, Inc.	(a)(c)6,968	41
		99
Consumer Products (0.2%)
Jarden Corp.	(a)(c)343	12
Consumer Staples — Miscellaneous (0.2%)
AACO Brands Corp.	(a)573	15

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Containers & Packaging: Paper &Plastic (0.4%)
Silgan Holdings, Inc.	(c)641	$28
Copper (0.7%)
Mueller Industries, Inc.	1,455	46
Cosmetics (0.0%)
Parlux Fragrances, Inc.	(a)(c)404	2
Diversified Materials & Processing (1.8%)
Armor Holdings, Inc.	(a)(c)855	47
Barnes Group, Inc.	1,206	26
Olin Corp.	2,793	46
		119
Drug & Grocery Store Chains (0.2%)
Casey’s General Stores, Inc.	449	11
Drugs & Pharmaceuticals (3.3%)
Alkermes, Inc.	(a)(c)2,202	30
Hi-Tech Pharmacal Co., Inc.	(a)(c)1,156	14
Medicis Pharmaceutical Corp.	(c)1,485	52
Perrigo Com.	(c)1,396	24
Pharmion Corp.	(a)(c)2,459	63
Valeant Pharmaceuticals International	2,320	40
		223
Electrical & Electronics (0.3%)
TTM Technologies, Inc.	(a)1,781	20
Electrical Equipment & Components (1.1%)
A.O. Smith Corp.	640	24
Greatbatch, Inc.	(a)(c)514	14
RF Micro Devices, Inc.	(a)(c)5,126	35
		73
Electronics (1.7%)
Avid Technology, Inc.	(a)(c)981	37
Omnivision Technologies, Inc.	(a)(c)5,672	77
		114
Electronics: Instruments Gauges & Meters (0.4%)
Watts Water Technologies, Inc., Class A	(c)732	30
Electronics: Medical Systems (2.2%)
Bruker BioSciences Corp.	(a)(c)5,803	44
Candela Corp.	(a)3,551	44
Haemonetics Corp.	(a)855	38
Zoll Medical Corp.	(a)(c)363	21
		147
Electronics: Semi-Conductors/Components (3.9%)
Amkor Technology, Inc.	(a)(c)3,582	34
Benchmark Electronics, Inc.	(a)1,653	40
Genesis Microchip, Inc.	(a)1,471	15
Integrated Device Technology, Inc.	(a)609	9
IXYS Corp.	(a)(c)1,022	9
ON Semiconductor Corp.	(a)(c)8,426	64
Photon Dynamics, Inc.	(a)316	4
Plexus Corp.	(a)(c)2,054	49
Portalplayer, Inc.	(a)591	8
Skyworks Solutions, Inc.	(a)4,436	31
		263
Electronics: Technology (0.1%)
Secure Computing Corp.	(a)1,367	9
Energy — Miscellaneous (2.0%)
Allis-Chalmers Energy, Inc.	(a)(c)301	7
Alon USA Energy, Inc.	(c)576	15
Energy Partners Ltd.	(a)924	23
Giant Industries, Inc.	(a)269	20
Helix Energy Solutions Group, Inc.	(a)(c)360	11
Markwest Hydrocarbon, Inc.	279	14
Swift Energy Co.	(a)1,038	46
		136
Entertainment (0.9%)
Take-Two Interactive Software, Inc.	(a)3,377	60
Finance Companies (0.6%)
Asta Funding, Inc.	(c)526	16
Jefferies Group, Inc.	999	27
		43
Finance: Small Loan (0.1%)
QC Holdings, Inc.	(a)496	8
Financial — Miscellaneous (2.3%)
Advanta Corp., Class B	971	42
Asset Acceptance Capital Corp.	(a)(c)996	17
Harris & Harris Group, Inc.	(a)(c)3,865	47
Jackson Hewitt Tax Service, Inc.	1,489	50
		156
Foods (0.7%)
Flowers Foods, Inc.	1,746	47
Forest Products (0.3%)
Universal Forest Products, Inc.	(c)379	18
Glass (0.3%)
Apogee Enterprises, Inc.	1,000	19
Health Care Facilities (1.2%)
Medcath Corp.	(a)630	17
Psychiatric Solutions, I nc.	(a)(c)1,485	56
VistaCare, Inc., Class A	(a)(c)527	5
		78
Health Care Management Services (1.4%)
Centene Corp.	(a)(c)253	6
Corvel Corp.	(a)276	13
Eclipsys Corp.	(a)2,055	42
Molina Healthcare, Inc.	(a)777	26
Sierra Health Services, Inc.	(a)242	9
		96
Health Care — Miscellaneous (0.6%)
Medical Action Industries, Inc.	(a)(c)360	12
NBTY, Inc.	(a)734	30
		42
Health Care Services (0.7%)
Amedisys, Inc.	(a)(c)1,166	39
Matria Healthcare, Inc.	(a)(c)216	6
		45

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Homebuilding (0.8%)
Brookfield Homes Corp.	(c)1,078	$41
M/I Homes, Inc.	(c)347	13
		54
Hotel/Motel (0.7%)
Lodgian, Inc.	(a)3,465	47
Household Furnishings (0.4%)
American Woodmark Corp.	286	12
Lifetime Brands, Inc.	890	15
		27
Identification Control & Filter Devices (0.1%)
X-Rite, Inc.	(c)387	5
Industrial Products (0.1%)
A.M. Castle & Co.	389	10
Insurance: Multi-Line (0.2%)
HealthExtras, Inc.	(a)(c)670	16
Investment Management Companies (0.7%)
National Financial Partners Corp.	1,036	46
Machinery & Engineering (0.5%)
Applied Industrial Technologies, Inc.	1,278	34
Machinery: Industrial/Specialty (0.2%)
Columbus McKinnon Corp.	(a)528	11
Machinery: Oil Well Equipment & Services (0.9%)
Gulf Island Fabrication, Inc.	(c)366	13
Oil States International, Inc.	(a)799	26
W-H Energy Services, Inc.	(a)394	19
		58
Manufactured Housing (0.8%)
Palm Harbor Homes, Inc.	(a)679	9
Winnebago Industries, Inc.	1,456	48
		57
Manufacturing (1.3%)
Actuant Corp., Class A	(c)980	47
Acuity Brands, Inc.	(c)776	40
		87
Medical & Dental Instruments & Supplies (3.8%)
Arrow International, Inc.	(c)1,091	39
Biosite Diagnostics, Inc.	(a)(c)697	34
Enzon Pharmaceuticals, Inc.	(a)(c)1,569	13
ICU Medical, Inc.	(a)722	29
Inverness Medical Innovations, Inc.	(a)(c)1,238	48
Sonic Innovations, Inc.	(a)950	5
Thoratec Corp.	(a)683	12
West Pharmaceutical Services, Inc.	1,437	74
		254
Medical Services (0.4%)
Parexel International Corp.	(a)1,048	30
Metal Fabricating (2.1%)
Lone Star Technologies, Inc.	(a)952	46
Quanex Corp.	1,343	46
Superior Essex, Inc.	(a)1,437	48
		140
Office Furniture & Business Equipment (0.2%)
Kimball International, Inc., Class B	640	16
Oil & Gas (0.7%)
Todco	(a)1,347	46
Oil: Crude Producers (0.5%)
PetroHawk Energy Corp.	(a)2,784	32
Pharmaceuticals (0.7%)
Salix Pharmaceuticals Ltd.	(a)3,893	47
Pollution Control & Environmental Services (0.2%)
Headwaters, Inc.	(a)(c)471	11
Power Transmission Equipment (0.7%)
Regal-Beloit Corp.	871	46
Printing & Copying Services (0.4%)
Consolidated Graphics, Inc.	(a)459	27
Production Technology Equipment (0.7%)
Mattson Technology, Inc.	(a)(c)3,320	31
MTS Systems Corp.	(c)394	15
		46
Real Estate (0.8%)
Resource Capital Corp.	(c)3,162	54
Real Estate Investment Trusts (REIT) (2.4%)
BioMed Realty Trust, Inc. REIT	1,664	48
Mills Corp. (The) REIT	(c)3,359	67
Sunstone Hotel Investors, Inc. REIT	1,773	47
		162
Restaurants (1.5%)
Rare Hospitality International, Inc.	(a)1,327	44
Ruby Tuesday, Inc.	(c)2,050	56
		100
Retail (9.7%)
1-800-FLOWERS.COM, Inc., Class A	(a)(c)739	5
America’s Car-Mart, Inc.	(a)(c)206	2
Brown Shoe Co., Inc.	1,051	50
Build-A-Bear Workshop, Inc.	(a)(c)559	16
Central Garden & Pet Co.	(a)(c)688	33
Charming Shoppes, Inc.	(a)2,400	33
Childrens Place Retail Stores, Inc. (The)	(a)(c)1,179	75
CKE Restaurants, Inc.	(c)2,464	45
Conn’s, Inc.	(a)879	20
Dress Barn, Inc.	(a)(c)870	20
Drugstore.Com, Inc.	(a)2,007	7
Global Imaging Systems, Inc.	(a)1,554	34
MarineMax, Inc.	(a)(c)447	12
Men’s Wearhouse, Inc.	1,042	40
Morton’s Restaurant Group, Inc.	(a)2,054	34
New York & Co., Inc.	(a)3,530	46
Nu Skin Enterprises, Inc., Class A	804	15
Pantry, Inc. (The)	(a)1,175	55
Payless Shoesource, Inc.	(a)660	22
Priceline.com, Inc.	(a)(c)1,253	55
School Specialty, Inc.	(a)(c)741	28
Wet Seal, Inc. (The), Class A	(a)1,241	8
		655

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Rental & Leasing Services: Consumer (0.3%)
Amerco, Inc.	(a)(c)281	$24
Securities Brokerage & Services (0.0%)
MarketAxess Holdings, Inc.	(a)237	3
Services: Commercial (5.6%)
Aaron Rents, Inc.	1,116	32
AMN Healthcare Services, Inc.	(a)(c)1,168	32
Barrett Business Services	(c)289	7
Hudson Highland Group, Inc.	(a)2,793	46
Kelly Services, Inc., Class A	(c)837	24
Kforce.com, Inc.	(a)3,857	47
Labor Ready,Inc.	(a)2,454	45
Live Nation, Inc.	(a)1,620	36
Monro Muffler, Inc.	(c)475	17
MPS Group, Inc.	(a)1,638	23
Spherion Corp.	(a)(c)5,333	40
World Fuel Services Corp.	644	29
		378
Shoes (0.3%)
Skechers U.S.A., Inc., Class A	(a)672	22
Software (1.4%)
Agile Software Corp	(a)7,838	48
Wind River Systems	(a)4,552	47
		95
Steel (0.6%)
AK Steel Holding Corp.	(a)2,569	43
Technology (1.4%)
Semitool Inc.	(a)3,578	48
Synchronoss Technologies, Inc.	(a)3,559	49
		97
Telecommunications Equipment (0.5%)
Arris Group, Inc.	2,125	26
Symmetricom, Inc.	(a)1,087	10
		36
Textile Apparel Manufacturers (0.7%)
Warnaco Group, Inc. (The)	(a)(c)1,810	46
Toys (0.2%)
Leapfrog Enterprises, Inc.	(a)1,169	11
Transportation— Miscellaneous (0.7%)
Dynamex, Inc.	(a)(c)273	6
Greenbrier Cos.,Inc.	(c)361	11
Pacer International, Inc.	1,110	33
		50
Truckers (0.4%)
Marten Transport Ltd.	(a)(c)733	13
Old Dominion Freight Line	(a)(c)609	15
		28
Utilities: Telecommunications (0.6%)
Dobson Communications Corp.	(a)4,061	35
Radyne Corp.	(a)369	4
		39
Wholesale & International Trade (0.5%)
Central European Distribution Corp.	(a)(c)1,110	33
Wholesalers (0.2%)
WESCO International, Inc.	(a)232	14
Total Common Stocks (Cost $6,659)		6,692

	Face
	Amount
	(000)
Short-Term Investments (45.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (32.2%)
Alliance & Leicester plc, 5.36%, 1/8/07	$ (h)71	71
Bancaja, 5.37%, 1/19/07	(h)35	35
Bank of America Corp., 5.32%, 1/2/07	(h)113	113
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)35	35
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)42	42
5.38%, 1/2/07	(h)28	28
5.39%, 1/16/07	(h)71	71
BNP Paribas plc,
5.35%, 2/20/07	(h)71	71
CIC, New York,
5.33%, 1/3/07	(h)50	50
5.34%, 1/2/07	(h)71	71
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)72	72
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	227	227
Dexia Bank New York,
5.33%, 1/2/07	(h)71	71
Gemini Securitization Corp.,
5.34%, 1/2/07	35	35
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)35	35
5.42%, 1/2/07	(h)66	66
HSBC Finance Corp.,
5.34%, 1/8/07	(h)35	35
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)35	35
Manufacturers & Traders,
5.33%, 1/16/07	(h)43	43
Merrill Lynch& Co.,
5.35%, 1/26/07	(h)37	37
Mitsubishi UFJ FinancialGroup,
5.33%, 1/2/07	(h)35	35
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)71	71
5.35%, 1/2/07	(h)35	35
National City Bank Cleveland,
5.32%, 1/2/07	(h)103	103
National Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)141	141
Nationwide Building Society,
5.44%, 3/28/07	(h)82	82
Nordea Bank, New York,
5.31%, 1/2/07	(h)106	106
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	33	33

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Skandi, New York,
5.34%, 1/9/07	$ (h)71	$71
SLM Corp., 5.36%, 1/22/07	(h)71	71
Toronto Dominion, New York,
5.32%, 5/29/07	(h)71	71
Tulip Funding, 5.36%, 1/16/07	39	39
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)49	49
World Savings Bank FSB,
5.35%, 1/19/07	(h)24	24
		2,174
Repurchase Agreement (13.1%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $883	(f)882	882
Total Short-Term Investments (Cost $3,056)		3,056
Total Investments (144.5%) (Cost $9,715) — including $2,103 of Securities Loaned		9,748
Liabilities in Excess of Other Assets (-44.5%)		(3,004)
Net Assets (100%)		$6,744

(a)	Non-income producing security.

(c)	All or portion of security on loan at December 31, 2006.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Systematic Active Small Cap Value Portfolio

*   Minimum Investment

** Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000®

Value Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)
Portfolio – Class A (3)	4.30%
Russell 2000® Value Index	8.50

Portfolio – Class B (3)	4.14
Russell 2000® Value Index	8.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 28, 2006

(4)

For comparative purposes, cumulative since inception returns listed for the Index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Value Portfolio seeks long-term capital appreciation by investing primarily in valued oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the period from April 28, 2006 (commencement of operations) to December 31, 2006, the Portfolio had a total return based on net asset value per share of 4.30% for the Class A shares, net of fees, and 4.14% for the Class B shares, net of fees, compared to 8.50% for the Russell 2000® Value Index (the “Index”).

Factors Affecting Performance

•                     The Portfolio’s launch in April coincided with the turbulent second quarter of 2006. Small-cap stocks subsequently returned to positive territory in the third and fourth quarters, with the value segment showing the strongest rebound. As a result, both the Index and the Portfolio had positive returns for the period since inception through December 31, 2006.

•                     In the first half of 2006, stock investors dealt with the uncertainties of a slowing economy. There was some well-received merger and acquisition activity in March and April; however, gains were rather muted as investors kept a close eye on inflation levels, energy prices and the policy actions of the Federal Open Market Committee (FOMC). By May, recession anxieties reached a boiling

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Value Portfolio

point, prompting a market sell-off and heightened volatility that spanned into June.

•                     The second half of the year was characterized by greater optimism. The markets began to stabilize in July on the expectation that the FOMC would pause in its increases to the target federal funds target rate, and the FOMC did leave the rate unchanged for the remainder of 2006, given the slowdown in the housing market, rising interest rates and high energy prices. Although third quarter gross domestic product (GDP) growth was below expectations, investors appeared reasonably confident that the economy was moderating and not falling into a recession. Consumer spending and confidence, on the whole, did not flag any significant trouble, although by year end consumer debt levels were garnering greater attention. Warmer weather helped energy prices ease in the final months of 2006, and gasoline prices had also declined. The jobs market softened but was still in line with expectations, and inflation data reported at year end did not cause much of a stir.

•                     In aggregate, the Portfolio’s consumer staples holdings had the highest total return during the period, while materials holdings returned least.

•                     In terms of contribution to the Portfolio’s overall return, the financial sector had the largest positive impact, while the industrials sector was the largest detractor from performance.

•                     Relative to the Index, the Portfolio outperformed in the consumer discretionary sector. The Portfolio’s exposure to a publishing company was additive as the announcement of a new book title led to significantly strong pre-sales for the book.

•                     The materials sector was the primary detractor from relative performance, due to the Portfolio’s lack of exposure to one of the sector’s best performing stocks, a paper and packaging company.

Management Strategies

•                     We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•                     We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large capitalization companies. The model employs three quantitative screens based on the following primary inputs-earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Systematic Active Small Cap Value Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,112.00	$5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

Class B
Actual	1,000.00	1,111.40	7.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*                 Expenses are equal to Class A and Class B annualized net expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (99.8%)
Aerospace/Defense-Equipment (0.3%)
Kaman Corp.	924	$21
Air Transport (0.6%)
Republic Airways Holdings, Inc.	(a)(c)795	13
Skywest, Inc.	1,048	27
		40
Airlines (0.3%)
Continental Airlines, Inc., Class B	(a)507	21
Auto Parts: After Market (0.2%)
Commercial Vehicle Group, Inc.	(a)553	12
Auto Trucks & Parts (0.9%)
Lear Corp.	1,511	45
Modine Manufacturing Co.	(c)695	17
		62
Automobiles (0.9%)
Navistar International Corp.	(a)1,901	64
Banking (0.5%)
First Citizens BancShares, Inc., Class A	176	36
Banks: New York City (0.7%)
Community Bank System, Inc.	(c)1,966	45
Banks: Outside New York City (7.3%)
1st Source Corp.	(c)614	20
Arrow Financial Corp.	208	5
Banner Corp.	446	19
Cadence Financial Corp.	(c)124	3
Central Pacific Financial Corp	(c)1,694	66
Chemical Financial Corp.	(c)1,388	46
Citizens First Bancorp, Inc.	(c)233	7
First Bancorp/Puerto Rico	5,311	51
First Merchants Corp.	(c)635	17
Franklin Bank Corp.	(a)(c)662	14
GB&T Bancshares, Inc.	(c)1,197	27
Irwin Financial Corp.	(c)1,888	43
MainSource Financial Group, Inc.	(c)426	7
MBT Financial Corp.	(c)326	5
Omega Financial Corp.	(c)1,242	39
Oriental Financial Group	927	12
Provident Bancshares Corp.	(c)1,115	40
Security Bank Corp.	(c)208	5
Sun Bancorp, Inc./NJ	(a)(c)645	13
Susquehanna Bancshares, Inc.	(c)2,522	68
		507
Biotechnology Research & Production (0.2%)
Albany Molecular Research, Inc.	(a)1,191	13
Building Materials (0.6%)
BlueLinx Holdings, Inc.	(c)823	9
Building Material Holding Corp.	(c)1,222	30
		39
Building: Miscellaneous (0.2%)
Comfort Systems USA, Inc.	1,136	14
Cable Television Services (0.6%)
Charter Communications, Inc.	(a)(c)13,228	40
Chemicals (2.2%)
Cambrex Corp.	(c)568	13
Georgia Gulf Corp.	1,155	22
PolyOne Corp.	(a)3,368	25
Rockwood Holdings, Inc.	(a)(c)1,837	47
Schulman (A), Inc.	2,096	47
		154
Coal (1.1%)
International Coal Group, Inc.	(a)(c)11,746	64
Massey Energy Company	600	14
		78
Commercial Banks (1.8%)
Alabama National Bancorp	403	28
Centennial Bank Holdings, Inc.	(a)4,353	41
South Financial Group, Inc. (The)	787	21
W Holding Company, Inc.	5,667	34
		124
Commercial Information Services (1.2%)
CMGI, Inc.	(a)(c)24,710	33
Deluxe Corp.	1,115	28
Source Interlink Co., Inc.	(a)2,570	21
		82
Communications Technology (1.5%)
Black Box Corp.	(c)831	35
Cogent Communications Group, Inc.	(a)1,356	22
InPhonic, Inc.	(a)1,264	14
Utstarcom, Inc.	(a)(c)3,539	31
		102
Computer Services Software & Systems (1.8%)
Borland Software Corp.	(a)2,803	15
JDA Software Group, Inc.	(a)2,374	33
Perot Systems Corp., Class A	(a)4,559	75
		123
Computer Technology (1.8%)
Hutchinson Technology, Inc.	(a)(c)242	6
Imation Corp.	809	38
Komag, Inc.	(a)(c)770	29
Palm, Inc.	(a)(c)2,657	37
Quantum Corp.	(a)616	1
		111
Construction (0.8%)
Emcor Group, Inc.	(a)990	56
Consumer Electronics (0.8%)
Infospace, Inc.	(a)(c)2,781	57
Consumer Finance (0.5%)
Freemont General Corp.	2,103	34
Consumer Products-Miscellaneous (0.2%)
Anixter International, Inc.	(a)254	14
Containers & Packaging (0.5%)
Owens-Illinois, Inc.	(a)1,847	34
Copper (0.4%)
Mueller Industries, Inc.	943	30

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Distributors (0.5%)
Volcano Corp.	(a)2,188	$36
Diversified Financial Services (0.7%)
First Niagara Financial Group, Inc.	(c)3,366	50
Diversified Materials & Processing (0.2%)
Olin Corp.	799	13
Drug & Grocery Store Chains (0.4%)
Casey’s General Stores, Inc.	(c)1,097	26
Spartan Stores, Inc.	225	5
		31
Drugs & Pharmaceuticals (0.7%)
Perrigo Co.	1,490	26
PharmaNet Development Group, Inc.	(a)921	20
		46
Electrical Equipment & Components (0.7%)
Smith, A. O. Corp.	823	31
Technitrol, Inc.	874	21
		52
Electronic Components, Instruments (0.4%)
Cubic Corp.	1,260	27
Electronics (0.6%)
Avid Technology, Inc.	(a)(c)1,021	38
Methode Electonics, Inc.	268	3
		41
Electronics: Semi-Conductors/Components (2.3%)
Benchmark Electronics, Inc.	(a)(c)2,332	57
Brooks Automation, Inc.	(a)(c)2,323	33
Conexant Systems, Inc.	(a)(c)27,031	55
Genesis Microchip, Inc.	(a)785	8
IXYS Corp.	(a)341	3
		156
Electronics: Technology (0.4%)
Checkpoint Systems, Inc.	(a)1,550	31
Energy Miscellaneous (0.5%)
Callon Petroleum Co.	(a)(c)1,433	21
Harvest Natural Resources, Inc.	(a)(c)1,104	12
		33
Engineering & Contracting Services (0.2%)
URS Corp.	(a)265	11
Entertainment (1.5%)
Carmike Cinemas	(c)1,098	22
Take-Two Interactive Software, Inc.	(a)(c)4,447	79
		101
Finance Companies (0.5%)
Accredited Home Lenders Holding Co.	(a)(c)665	18
MCG Capital Corp.	944	19
		37
Financial Miscellaneous (1.2%)
Advanta Corp., Class B	602	26
Federal Agricultural Mortgage Corp., Class C	284	8
LandAmerica Financial Group, Inc.	(c)735	46
		80
Foods (1.8%)
Del Monte Corp.	3,152	35
Premium Std Farms, Inc.	723	13
Ralcorp Holdings, Inc.	(a)158	8
Ruddick Corp.	(c)1,331	37
Smithfield Foods Inc.	(a)1,356	35
		128
Health Care Facilities (0.2%)
National Healthcare Corp.	(c)214	12
Health Care Services (1.4%)
Alliance Imaging, Inc.	(a)(c)354	2
AMERIGROUP Corp.	(a)650	23
Matria Healthcare, Inc.	(a)(c)367	11
Odyssey HealthCare, Inc.	(a)1,210	16
Sunrise Assisted Living, Inc.	(a)(c)1,447	45
		97
Homebuilding (2.9%)
Hanover Compressor Co.	(a)(c)2,825	53
Hovnanian Enterprises, Inc.	(a)1,995	68
Meritage Homes Corp.	(a)(c)937	45
Orleans Homebuilders, Inc.	(c)295	6
Technical Olympic USA, Inc.	(c)297	3
WCI Communities, Inc.	(a)(c)1,319	25
		200
Industrial Products (0.4%)
A.M. Castle & Co.	1,070	27
Insurance: Life (0.3%)
American Equity Investment Life Holding Co.	(c)123	2
Conseco, Inc.	(a)1,043	21
		23
Insurance: Property & Casualty (2.3%)
21st Century Insurance Group	(c)1,020	18
Commerce Group, Inc.	2,276	68
Infinity Property & Casualty Corp.	654	32
RLI Corp.	807	45
		163
Investment Management Companies (2.7%)
Apollo Investment Corp.	(c)3,099	70
Capital Southwest Corp.	(c)90	11
Friedman Billings Ramsey Group, Inc.,
Class A REIT	(c)7,781	62
Piper Jaffray Cos.	(a)710	46
		189
Leisure Time (0.7%)
K2, Inc.	(a)(c)3,562	47
Lodging/Resorts (0.6%)
Bluegreen Corp.	(a)3,238	42
Machinery: Industrial/Specialty (0.6%)
EnPro Industries, Inc.	(a)(c)429	14
Kennametal, Inc.	499	30
		44

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Machinery: Oil Well Equipment & Services (0.4%)
Helmerich & Payne, Inc.	844	$21
Parker Drilling Co.	(a)985	8
		29
Manufacturing (0.7%)
Acuity Brands, Inc.	533	28
Koppers Holdings, Inc.	(c)610	16
Standex International Corp.	213	6
		50
Materials & Processing — Miscellaneous (0.6%)
Metal Management, Inc.	1,089	41
Medical & Dental Instruments & Supplies (0.7%)
Inverness Medical Innovations, Inc.	(a)(c)1,269	49
Medical Services (0.6%)
Magellan Health Services, Inc.	(a)(c)904	39
Option Care, Inc.	(c)206	3
		42
Metal Fabricating (1.8%)
Commercial Metals Co.	672	17
Lone Star Technologies, Inc.	(a)632	31
Quanex Corp.	(c)879	30
Ryerson, Inc.	(c)1,008	25
Superior Essex, Inc.	(a)704	23
		126
Multi-Sector Companies (0.4%)
Sequa Corp., Class A	(a)244	28
Oil: Crude Producers (0.7%)
Cimarex Energy Co.	(c)286	10
Forest Oil Corp.	(a)341	11
Resource America, Inc.	(c)322	9
Stone Energy Corp.	(a)629	22
		52
Paper (1.1%)
Albany International Corp., Class A	716	24
Caraustar Industries, Inc.	(a)(c)603	5
Chesapeake Corp.	(c)1,246	21
Rock-Tenn Co.	1,045	28
		78
Printing & Copying Services (1.2%)
Banta Corp.	1,156	42
Consolidated Graphics, Inc.	(a)700	41
		83
Property & Casualty Insurance (0.5%)
FPIC Insurance Group, Inc.	(a)889	35
Publishing: Miscellaneous (0.9%)
Scholastic Corp.	(a)1,692	61
Railroad Equipment (0.1%)
Freightcar America, Inc.	(c)187	10
Real Estate Investment Trusts (REIT) (10.9%)
American Financial Realty Trust REIT	4,675	54
Anworth Mortgage Asset Corp. REIT	1,472	14
Ashford Hospitality Trust, Inc. REIT	1,190	15
CentraCore Properties Trust REIT	204	7
Crescent Real Estate EQT Co. REIT	(c)1,264	25
Entertainment Properties Trust REIT	1,335	78
First Industrial Realty Trust, Inc. REIT	(c)1,328	62
GMH Communities Trust REIT	4,103	42
Healthcare Realty Trust, Inc. REIT	1,443	57
Highland Hospitality Corp. REIT	3,845	55
Innkeepers USA Trust REIT	2,534	39
KKR Financial Corp. REIT	(c)3,076	82
Luminent Mortgage Capital,Inc. REIT	4,340	42
National Retail Properties REIT	(c)2,061	47
Pennsylvania Real Estate Investment Trust REIT	(c)1,182	47
RAIT Investment Trust REIT	1,279	44
Redwood Trust, Inc. REIT	(c)866	50
		760
Reinsurance (0.7%)
Endurance Specialty Holdings Ltd.	761	28
Odyssey Re Holdings Corp.	561	21
		49
Restaurants (1.0%)
Bob Evans Farms, Inc.	2,099	72
Retail (5.8%)
AC Moore Arts & Crafts, Inc.	(a)959	21
Bon-Ton Stores, Inc. (The)	1,371	48
Borders Group, Inc.	(c)2,443	55
Central Garden & Pet Co.	(a)(c)1,081	52
Charming Shoppes, Inc.	(a)2,011	27
Conn’s, Inc.	(a)(c)533	12
Insight Enterprises, Inc.	(a)1,664	31
Landry’s Seafood Restaurants	(c)1,828	55
MarineMax, Inc.	(a)534	14
Pantry, Inc. (The)	(a)433	20
Stein Mart, Inc.	3,053	40
Zale Corp.	(a)(c)1,095	31
		406
Rental & Leasing Services: Consumer (0.5%)
Dollar Thrifty Automotive Group	(a)(c)715	33
Savings & Loan (1.5%)
Berkshire Hills Bancorp, Inc.	(c)147	5
BFC Financial Corp.	(a)1,004	6
Downey Financial Corp.	(c)989	72
Itla Capital Corp.	109	6
KNBT Bancorp, Inc.	(c)982	17
		106
Securities Brokerage & Services (0.1%)
Marketaxess Holdings, Inc.	(a)500	7
Semiconductor Equipment (0.5%)
Triquint Semiconductor, Inc.	(a)7,848	35
Services: Commercial (2.4%)
Autobytel, Inc.	(a)1,160	4
Clark, Inc.	825	14
Hudson Highland Group, Inc.	(a)1,217	20
Kelly Services, Inc., Class A	953	28
Live Nation, Inc.	(a)1,619	36
Maximus, Inc.	(c)515	16

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Services: Commercial (cont’d)
MPS Group, Inc.	(a)2,000	$28
Unifirst Corp.	570	22
		168
Shoes (0.8%)
Finish Line, Class A	(c)1,487	21
Shoe Carnival, Inc.	(a)527	17
Stride Rite Corp.	1,116	17
		55
Steel (0.4%)
Shiloh Industries, Inc.	1,219	23
Wheeling-Pittsburgh Corp.	(a)(c)421	8
		31
Telecommunications (0.2%)
Atlantic Tele-Network, Inc.	489	14
Telecommunications Equipment (1.2%)
Andrew Corp.	(a)6,553	67
Powerwave Technologies, Inc.	(a)(c)2,758	18
		85
Textile Apparel Manufacturers (1.5%)
Kellwood Co.	(c)1,899	62
Oxford Industries, Inc.	171	8
Perry Ellis International, Inc.	(a)286	12
Warnaco Group, Inc. (The)	(a)(c)808	21
		103
Thrifts & Mortgage Finance (1.1%)
BankFinancial Corp.	2,326	41
Brookline Bancorp, Inc.	2,628	35
		76
Tobacco (0.2%)
Alliance One International, Inc.	(a)(c)1,978	14
Transportation Miscellaneous (0.3%)
Saia Inc.	(a)994	23
Truckers (0.3%)
Marten Transport Ltd.	(a)(c)846	15
PAM Transportation Services	(a)267	6
		21
Utilities: Electrical (4.1%)
CH Energy Group, Inc.	(c)503	26
Cleco Corp.	1,351	34
Duquesne Light Holdings, Inc.	467	9
El Paso Electric Co.	(a)1,312	32
Empire District Electric Co. (The)	(c)266	7
Otter Tail Corp.	855	27
PNM Resources, Inc.	1,790	56
Unisource Energy Corp.	415	15
Westar Energy, Inc.	2,894	75
		281
Utilities: Gas Distributors (2.2%)
Laclede Group, Inc. (The)	698	24
New Jersey Resources Corp.	(c)565	27
Northwest Natural Gas Co.	(c)652	28
NorthWestern Corp.	860	30
WGL Holdings, Inc.	1,424	46
		155
Utilities: Telecommunications (0.8%)
Alaska Communications Systems Group, Inc.	1,683	26
IDT Corp., Class B	(a)2,155	28
		54
Wholesalers (1.0%)
United Stationers, Inc.	(a)1,404	66
Total Common Stocks (Cost $6,678)		6,928

	Face
	Amount
	(000)
Short-Term Investments (35.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (32.3%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)73	73
Bancaja, 5.37%, 1/19/07	(h)36	36
Bank of America Corp., 5.32%, 1/2/07	(h)116	116
Bank of New York Co., Inc.,
5.34%, 1/10/07	(h)36	36
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)44	44
5.38%, 1/2/07	(h)29	29
5.39%, 1/16/07	(h)74	73
BNP Paribas plc,
5.35%, 2/20/07	(h)73	74
CIC, New York,
5.33%, 1/3/07	(h)51	51
5.34%, 1/2/07	(h)73	73
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)75	75
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	234	234
Dexia Bank, New York,
5.33%, 1/2/07	(h)73	73
Gemini Securitization Corp.,
5.34%, 1/2/07	36	36
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)36	36
5.42%, 1/2/07	(h)68	68
HSBC Finance Corp., 5.34%, 1/8/07	(h)36	36
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)36	36
Manufacturers & Traders,
5.33%, 1/16/07	(h)44	44
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)38	38
Mitsubishi UFJ Financial Group,
5.33%, 1/2/07	(h)36	36
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)73	73
5.35%, 1/2/07	(h)36	36
National City Bank Cleveland,
5.32%, 1/2/07	(h)106	106
Nationwide Rural Utilities Cooperative Finance Corp.,
5.34%, 1/2/07	(h)146	146

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Nationwide Building Society,
5.44%, 3/28/07	$ (h)84	$84
Nordea Bank, New York,
5.31%, 1/2/07	(h)109	109
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	34	34
Skandi, New York,
5.34%, 1/9/07	(h)73	73
SLM Corp., 5.36%, 1/22/07	(h)73	73
Toronto Dominion, New York,
5.32%, 5/29/07	(h)73	73
Tulip Funding, 5.36%, 1/16/07	40	40
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)51	51
World Savings Bank FSB,
5.35%, 1/19/07	(h)25	25
		2,240
Repurchase Agreement (3.1%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $219	(f)219	219
Total Short-Term Investments (Cost $2,459)		2,459
Total Investments (135.2%) (Cost $9,137) — including $2,167 of Securities Loaned		9,387
Liabilities in Excess of Other Assets (-35.2%)		(2,442)
Net Assets (100%)		$6,945

(a)	Non-income producing security.

(c)	All or portion of security on loan at December 31, 2006.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

U.S. Large Cap Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000®

Growth Index(1) and the Lipper Large-Cap Growth

Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	4.07%	3.50%	6.88%	10.50%
Russell 1000® Growth Index	9.07	2.69	5.44	8.74
Lipper Large-Cap Growth Funds Index	4.72	2.01	4.72	8.29

Portfolio – Class B (5)	3.85	3.25	6.61	8.57
Russell 1000® Growth Index	9.07	2.69	5.44	6.87
Lipper Large-Cap Growth Funds Index	4.72	2.01	4.72	6.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 2, 1991

(5)	Commenced operations on January 2, 1996

(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The U.S. Large Cap Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 4.07% for the Class A shares, net of fees, and 3.85% for the Class B shares, net of fees, compared to 9.07% for the Russell 1000® Growth Index (the “Index”).

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

Factors Affecting Performance

•       Over the 12-month period ended December 31, 2006, the markets advanced despite considerable volatility. During the first half of the year, investors grappled with high oil prices, rising interest rates, a slowing housing market and an uptick in inflation. Moreover, the Federal Open Market Committee (FOMC) continued its policy of monetary tightening. Investor anxieties erupted in May and June in the form of a market sell-off following the FOMC’s 16th and 17th consecutive federal funds rate increases. By August the markets once again entered positive territory. The FOMC stopped raising the target federal funds rate following its June 29th meeting, and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began in 2005 continued into 2006.

•       Although disappointing gross domestic product (GDP) growth data was reported for the second and third quarters, economic growth slowed and housing data continued to decline, the U.S. economy still progressed. By the end of the year, it appeared that the immediate threat of recession subsided and a “soft landing” seemed more possible.

•       For the year, value stocks outperformed growth stocks, continuing a recent trend. For this same period, largecapitalization securities, in which the Portfolio invests, outpaced mid-cap securities yet lagged small-cap stocks.

•       The Portfolio underperformed the Index due to stock selection, although sector allocations did help to boost overall performance. For the period, the sectors that contributed least to relative performance were the consumer discretionary, producer durables and health care sectors. Within the consumer discretionary sector, stock selection in commercial services, education services and leisure time companies as well as an overweight allocation served as the largest detractor to overall returns. However, investment in retail firms and radio and television broadcasters in this sector did help to mitigate the unfavorable performance.

•       An overweight position in the producer durables sector along with selection in homebuilding companies and an avoidance of aerospace stocks also hindered returns.

•       Additionally, stock selection in the heath care sector hampered performance, offsetting the positive impact of this sector’s underweight allocation. Selection in pharmaceutical companies and medical and dental instrument firms were the main areas of weakness in the sector.

•       Despite these negative influences on performance, there were several areas of strength in the Portfolio. Most notable was the multi-industry sector, which includes conglomerates. In this sector, stock selection was a significant positive contributor to performance, and more than offset the detrimental effect caused by the sector overweight.

•       In the materials and processing sector, a single holding in agriculture fishing and ranching added to relative returns, as did a sector overweight.

•       Within the utilities sector, an overweight allocation and stock selection in wireless companies proved beneficial.

Management Strategies

•       It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•       For the year, the consumer discretionary sector represented the largest sector weight and overweight in the Portfolio, followed by the financial services and the “other” sectors. The financial services sector was weighted in-line with the Index, while the “other” sector was overweight.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,072.60	$3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26

Class B
Actual	1,000.00	1,071.40	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*  Expenses are equal to Class A and Class B annualized net expense ratios of 0.64% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

U.S. Large Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (98.0%)
Advertising Agencies (1.6%)
Monster Worldwide, Inc.	(a)356,563	$16,630
Air Transport (1.6%)
Expeditors International of Washington, Inc.	430,624	17,440
Beverages: Soft Drinks (1.5%)
Coca Cola Co. (The)	332,833	16,059
Biotechnology Research & Production (1.3%)
Genentech, Inc.	(a)176,874	14,350
Building: Cement (1.5%)
Cemex S.A. de C.V. ADR	(a)472,906	16,022
Casinos & Gambling (3.1%)
International Game Technology	372,378	17,204
Wynn Resorts Ltd.	173,700	16,302
		33,506
Communications & Media (1.8%)
McGraw-Hill Cos., Inc. (The)	275,967	18,771
Communications Technology (4.5%)
America Movil S.A. de C.V., Class L ADR	760,924	34,409
Crown Castle International Corp.	(a)415,939	13,435
		47,844
Computer Services Software & Systems (6.0%)
Google, Inc., Class A	(a)139,111	64,058
Computer Technology (1.7%)
Apple Computer, Inc.	(a)219,437	18,617
Seagate Technology, Inc.	(a)(d)186,100	@—
		18,617
Consumer Electronics (4.6%)
Electronic Arts, Inc.	(a)270,859	13,640
Yahoo!, Inc.	(a)1,408,451	35,972
		49,612
Electronics: Semi-Conductors/Components (1.1%)
Marvell Technology Group Ltd.	(a)626,335	12,019
Energy — Miscellaneous (3.6%)
Ultra Petroleum Corp.	(a)803,581	38,371
Financial Data Processing Services & Systems (1.6%)
Western Union Co. (The)	748,054	16,772
Financial — Miscellaneous (11.0%)
American Express Co.	632,082	38,349
Berkshire Hathaway, Inc., Class B	(a)9,168	33,610
Chicago Mercantile Exchange Holdings, Inc.	28,758	14,659
Moody’s Corp.	451,537	31,183
		117,801
Foods (1.5%)
Nestle S.A. ADR (Registered)	184,765	16,385
HealthCare Services (2.9%)
Dade Behring Holdings, Inc.	357,636	14,237
UnitedHealth Group, Inc.	319,818	17,184
		31,421
Hotel/Motel (3.3%)
Marriott International, Inc., Class A	738,300	35,232
Materials & Processing — Miscellaneous (5.4%)
Monsanto Co.	1,096,530	57,601
Pollution Control & Environmental Services (1.4%)
Waste Management, Inc.	417,304	15,344
Radio & TV Broadcasters (3.3%)
Grupo Televisa S.A. ADR	1,322,260	35,714
Real Estate Investment Trusts (REIT) (5.5%)
Brookfield Asset Management, Inc.	1,208,554	58,228
Retail (16.2%)
Abercrombie & Fitch Co.	296,780	20,665
Amazon.com, Inc.	(a)862,266	34,025
Costco Wholesale Corp.	613,033	32,411
Home Depot, Inc.	425,823	17,101
McDonald’s Corp.	375,926	16,665
Sears Holdings Corp.	(a)314,402	52,797
		173,664
Services: Commercial (9.0%)
Corporate Executive Board Co.	291,149	25,534
eBay, Inc.	(a)1,799,077	54,098
Iron Mountain, Inc.	(a)391,324	16,177
		95,809
Shipping (1.5%)
C.H. Robinson Worldwide, Inc.	378,013	15,457
Textile Apparel Manufacturers (1.5%)
Coach, Inc.	(a)374,021	16,068
Total Common Stocks (Cost $896,595)		1,048,795

	Face Amount (000)
Short-Term Investment (2.1%)
Repurchase Agreement (2.1%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $22,651 (Cost $22,638)	$ (f)22,638	22,638
Total Investments (100.1%) (Cost $919,233)		1,071,433
Liabilities in Excess of Other Assets (-0.1%)		(1,327)
Net Assets (100%)		$1,070,106

(a)                                  Non-income producing security.

(d)                                 Security was valued at fair value — At December 31, 2006, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

@                                    Face Amount/Value is less than $500.

ADR                     American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

U.S. Real Estate Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE NAREIT Equity REIT Index(1) and the Lipper Real Estate Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	38.85%	25.33%	17.06%	19.38%
FTSE NAREIT Equity REIT Index	35.06	23.20	14.48	16.35
Lipper Real Estate Funds Index	31.46	22.63	13.96	—

Portfolio – Class B (5)	38.52	25.01	16.73	18.55
FTSE NAREIT Equity REIT Index	35.06	23.20	14.48	16.24
Lipper Real Estate Funds Index	31.46	22.63	13.96	15.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The FTSE NAREIT Equity REIT Index (formerly NAREIT Equity Index) is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on February 24, 1995

(5)          Commenced operations on January 2, 1996

(6)          For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 38.85% for the Class A shares, net of fees, and 38.52% for the Class B shares, net of fees, compared to 35.06% for the FTSE NAREIT Equity REIT Index (the “Index”).

Factors Affecting Performance

•                  The period under review was highly positive both for the direct real estate market, as well, as the public real estate securities market. The very strong performance of the public securities market over the period may be attributed to the following factors: evidence of continued improvements in underlying real estate values in the direct real estate market; the stronger outlook for the recovery of property fundamentals, which has been supported by favorable earnings results by the public companies; continued take-private activity and speculation; and strong investment flows from both institutional and individual investors.

•                  Among the major U.S. real estate sectors, apartment and office stocks outperformed while retail stocks lagged. The favorable performance of apartment stocks was due to strong reported earnings and their favorable forward outlook. The sector also benefited from upgraded views on underlying asset values due to transactional evidence, including takeover activity in the sector.

•                  The office sector posted strong returns due to continued evidence of strength in private market values, as observed in individual transactions as well as significant continued takeover activity.

•                  Fundamentals continued to remain strong in the retail sector, however, retail real estate investment trusts (REITs) appeared to be hurt by investor concerns over the potential negative impact of higher interest rates, higher energy costs, and a weaker housing market.

•                  The performance of mall REITs, in particular, was negatively impacted by company-specific issues at two of the larger mall owners. Among the smaller sectors, the storage sector outperformed, while the hotel sector underperformed.

•                  Both stock selection and sector allocation contributed to the Portfolio’s outperformance this year. Stock selection was favorable in every sector, with the exception of apartments. The most significant contributions were generated in the mall, hotel and office sectors. From a sector allocation perspective, the largest contributors were from the overweight to the office and apartment sectors, while the overweight to hotels detracted from performance.

Management Strategies

•                  We seek stocks that provide the best valuations relative to their underlying real estate values. Our company specific research leads us to specific preferences for subsegments within each property sector.

•                  Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district and select suburban locations, and underweighting to companies concentrated in the ownership of strip shopping centers and industrial properties.

•                  Due to the abundant interest in direct real estate investment, we do not expect near-term declines in private real estate valuations. We believe that over the medium- and long-term, the best indicator for REIT valuations will be private real estate values. Privatization transactions in the fourth quarter illustrated that REITs are trading at comparable values to private real estate and that the demand for real estate remains strong.

•                  We believe strongly in the merits of including REITs in a diversified long-term portfolio. REITs have historically provided compelling diversification opportunities, in that their performance has not been highly correlated to stocks or bonds.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

U.S. Real Estate Portfolio

the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,205.10	$4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

Class B
Actual	1,000.00	1,203.80	6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*       Expenses are equal to Class A and Class B annualized net expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (97.6%)
Diversified (4.2%)
CentraCore Properties Trust REIT	185,929	$6,011
Forest City Enterprises, Inc., Class A	371,744	21,710
Vornado Realty Trust REIT	438,555	53,284
		81,005
Health Care (4.4%)
Cogdell Spencer, Inc. REIT	135,380	2,911
Health Care Property Investors, Inc. REIT	315,496	11,617
Health Care REIT, Inc.	37,322	1,605
Senior Housing Properties Trust REIT	1,278,769	31,304
Sunrise Senior Living REIT	2,000,785	18,289
Tenet Healthcare Corp.	(a)1,948,201	13,579
Universal Health Reality Income Trust REIT	133,028	5,185
		84,490
Industrial (3.5%)
AMB Property Corp. REIT	685,632	40,185
Keystone Industrial Fund L.P.	(d)(i)(l)1,637,568	1,638
ProLogis REIT	420,493	25,553
		67,376
Lodging/Resorts (17.2%)
Gaylord Entertainment Co.	(a)157,747	8,034
Hersha Hospitality Trust REIT	599,110	6,794
Hilton Hotels Corp.	1,750,749	61,101
Host Hotels & Resorts, Inc. REIT	3,854,677	94,632
Legacy Hotels REIT	1,788,051	14,536
Morgans Hotel Group Co.	(a)865,987	14,661
Starwood Hotels & Resorts Worldwide, Inc.	1,455,212	90,951
Strategic Hotel Capital, Inc. REIT	1,643,130	35,804
		326,513
Office (18.9%)
Beacon Capital Partners, Inc.	(a)(d)(i)(l)335,100	1,010
Boston Properties, Inc. REIT	855,090	95,667
Brandywine Realty Trust REIT	1,170,724	38,926
BRCP REIT I, LLC	(a)(d)(i)(l)5,934,197	4,389
BRCP REIT II, LLC	(a)(d)(i)(l)1,060,733	1,061
Brookfield Properties Corp.	2,285,142	89,875
Cabot Industrial Value Fund L.P.	(d)(i)(l)3,668	1,834
Equity Office Properties Trust REIT	1,628,433	78,442
Kilroy Realty Corp. REIT	13,790	1,076
Mack-Cali Realty Corp. REIT	641,293	32,706
Parkway Properties, Inc. REIT	21,589	1,101
Republic Property Trust REIT	370,669	4,277
SL Green Realty Corp. REIT	76,379	10,142
		360,506
Office/Industrial - Mixed (2.2%)
Highwoods Properties, Inc. REIT	253,183	10,320
Liberty Property Trust REIT	653,113	32,094
		42,414
Paper (1.2%)
Plum Creek Timber Co., Inc. REIT	557,374	22,211
Residential Apartments (19.5%)
American Campus Communities, Inc. REIT	238,398	6,787
Archstone-Smith Trust REIT	1,143,937	66,588
Atlantic Gulf Communities Corp.	(a)(d)(i)(l)140,284	@—
AvalonBay Communities, Inc. REIT	620,046	80,637
BRE Properties, Inc. REIT	263,701	17,146
Brookfield Homes Corp.	488,686	18,350
Equity Residential REIT	1,862,301	94,512
Essex Property Trust, Inc. REIT	376,438	48,655
Post Properties, Inc. REIT	850,258	38,857
		371,532
Residential Manufactured Homes (1.4%)
Equity Lifestyle Properties, Inc. REIT	486,909	26,503
Retail Regional Malls (15.0%)
General Growth Properties, Inc. REIT	858,775	44,854
Macerich Co. (The) REIT	651,802	56,426
Simon Property Group, Inc. REIT	1,690,622	171,243
Taubman Centers, Inc. REIT	247,598	12,593
		285,116
Retail Strip Centers (6.2%)
Acadia Realty Trust REIT	273,058	6,832
BPP Liquidating Trust REIT	(a)(d)(l)113,290	6
Cedar Shopping Centers, Inc. REIT	237,689	3,782
Federal Realty Investment Trust REIT	563,049	47,859
Ramco-Gershenson Properties REIT	42,865	1,635
Regency Centers Corp. REIT	733,977	57,375
		117,489
Self Storage (3.9%)
Public Storage, Inc. REIT	758,835	73,986
Total Common Stocks (Cost $1,124,964)		1,859,141

Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp., Series B	(a)(d)(i)(l)107,021	@—
Atlantic Gulf Communities Corp., Series B (Convertible)	(a)(d)(i)(l)75,765	@—
Total Preferred Stocks (Cost $1,828)		@—

	Face
	Amount
	(000)
Short-Term Investment (2.5%)
Repurchase Agreement (2.5%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $46,879 (Cost $46,852)	$ (f)46,852	46,852
Total Investments (100.1%) (Cost $1,173,644)		1,905,993
Liabilities in Excess of Other Assets (-0.1%)		(1,530)
Net Assets (100%)		$1,904,463

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

(a)           Non-income producing security.

(d)           Securities were valued at fair value — At December 31, 2006, the Portfolio held $9,938,000 of fair valued securities, representing 0.5% of net assets.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(i)            Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. was acquired 6/97 and has a current cost basis of $790,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 2/00 and has a current cost basis of $758,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $1,070,000. Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,010,000, BRCP REIT I, LLC was acquired 5/03 - 11/06 and has a current cost basis of $4,389,000. BRCP REIT II, LLC was acquired 10/06 and has a current cost basis of $1,061,000. Cabot Industrial Value Fund L.P. was aquired 11/05 - 6/06 and has a current cost basis of 1,834,000. Keystone Industries Fund L.P. was acquired 10/05 - 9/06 and has a current cost basis of $1,638,000. At December 31, 2006, these securities had an aggregate market value of $9,932,000 representing 0.5% of net assets.

(l)            Security has been deemed illiquid at December 31, 2006.

@            Face Amount/Value is less than $500.

REIT       Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	11.08%	14.54%	9.22%	11.35%
J.P. Morgan Emerging Markets Bond Global Index	9.88	14.08	10.67	10.92
Lipper Emerging MarketsDebt Funds Index	12.34	16.19	10.97	—

Portfolio – Class B (5)	10.79	14.25	8.98	12.10
J.P. Morgan Emerging Markets Bond Global Index	9.88	14.08	10.67	12.59
Lipper Emerging MarketsDebt Funds Index	12.34	16.19	10.97	13.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)   The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on February 1, 1994

(5)   Commenced operations on January 2, 1996

(6)   For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility.

Performance

For the year ended December 31, 2006, the Portfolio had a total return based on net asset value per share of 11.08% for Class A shares, net of fees, and 10.79% for Class B shares, net of fees, compared to 9.88% for the J.P. Morgan Emerging Markets Bond Global Index (the “Index”).

Factors Affecting Performance

•              The emerging markets debt (EMD) asset class had a very positive 2006: a 10-plus percent return, 66 basis points of credit spread tightening, solid growth across the universe of countries, improved fundamentals (higher foreign exchange reserves, higher ratings, lower levels of external debt) and low volatility.

•              The EMD asset class enjoyed strong performance at the start of the year until uncertainty over the path of G3 (Group of Three, a free trade agreement between Colombia, Mexico and Venezuela) monetary policy and fear of policy overkill (i.e., excessive tightening) dampened investor risk tolerance during the late spring/ early summer months. This caused a sell-off in emerging market equity (EME) markets and turmoil in select emerging markets (EM) currency markets.

•              Several issues continued to confront the larger global economy, such as imbalances in the U.S. economy, tight commodity markets and risk of a supply shock, the dependence of certain export-oriented economies on the U.S., the political tensions in the Middle East, and the risk of a correction in the credit markets. These issues were similar to issues present at the end of 2005, and importantly, did not detract from the fundamental, and in a few cases, permanent improvements in many EM countries’ balance sheets.

•              Reflective of their improved fundamental position and stronger-than-expected cash flows in 2006, sovereign issuers reduced overall debt at a faster-than-expected pace. In addition, these issuers reduced their dependency on hard currency denominated financing and set aside excess cash flows for the proverbial “rainy day.”

•              Hikes in short-term U.S. interest rates during the first half of the year weighed on high-beta/risky assets like EMD and EME due to the fact that the funding side of most risk-seeking trades was becoming less attractive. However, the turmoil in EM equity and currency markets did not, in most cases, extend to the external (hard currency denominated) bonds.

•              During the second half of the year, softening economic data led to the belief that U.S. monetary tightening policy would be on hold. As such, EM currency markets rallied strongly during the final few months of the year and spreads on hard currency denominated debt tightened as well. Spreads on U.S. dollar denominated EM bonds, which had remained in a relatively narrow range all year, nudged through the tighter end of their range, ending the year at +171 basis points above U.S. Treasuries.

Management Strategies

•              The vulnerability of EM to higher interest rates prompted our adaptation of a slightly defensive stance early in the year; a stance characterized by underweights in some of the historically volatile credits and overweights in shorter duration or local currency denominated assets.

•              Within this more defensive stance, we favored countries such as Indonesia, the Philippines and Argentina where we believed that valuations had not yet reflected the ongoing improvements in macro conditions.

•              We maintained defensive interest-rate risk postures, given our view that U.S. Treasury bond yields remained rich.

•              The pause in monetary tightening during the second half of the year, increased the attractiveness of higher yielding assets in the EM universe and renewed investor risk appetite. However, the historically tight valuations did not warrant an overweight to higher beta hard currency assets in our view.

•              Our overweights in local currency denominated bonds aided relative returns over the course of the year. We increased our exposure to local currency denominated assets in Argentina, Brazil, Mexico, Turkey, and a few other smaller countries over the course of the summer months to take advantage of what we viewed as more attractive valuations.

•              The Portfolio maintained an overall risk posture close to that of the Index.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to

2006 Annual Report

December 31, 2006

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	July 1, 2006 —
	Account Value	December 31,	December 31,
	July 1, 2006	2006	2006
Class A
Actual	$1,000.00	$1,126.30	$4.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

Class B
Actual	1,000.00	1,125.90	6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*      Expenses are equal to Class A and Class B annualized net expense ratios of 0.86% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2007

2006 Annual Report

December 31, 2006

Portfolio of Investments

Emerging Markets Debt Portfolio

Face
Amount (000)	Value (000)

Debt Instruments (96.1%)
Argentina (3.5%)
Sovereign (3.5%)
Republic of Argentina
5.83%, 12/31/33	$	(b)4,590	$2,238
8.28%, 12/31/33	(d)112	121
Republic of Argentina (Linked Variable Rate)
86.70%, 4/10/49	(b)1,120	498
2,857
Brazil (12.8%)
Corporate (1.1%)
Banco ABN Amro Real S.A.
Zero Coupon, 12/13/07	BRL	1,850	893
Sovereign (11.7%)
Citigroup, Inc.
6.00%, 5/18/09	$800	839
Federative Republic of Brazil
8.00%, 1/15/18	962	1,071
8.88%, 10/14/19 - 4/15/24	3,235	3,980
10.50%, 7/14/14	620	789
11.00%, 8/17/40	(c)890	1,182
14.50%, 10/15/09	1,370	1,703
9,564
10,457
Bulgaria (1.2%)
Sovereign (1.2%)
Republic of Bulgaria
8.25%, 1/15/15	(e)200	238
8.25%, 1/15/15	170	202
Republic of Bulgaria (Registered)
8.25%, 1/15/15	473	563
1,003
Chile (1.5%)
Corporate (1.5%)
Empresa Nacional de Petroleo
6.75%, 11/15/12	(e)1,150	1,213
Colombia (3.1%)
Sovereign (3.1%)
Republic of Colombia
7.38%, 9/18/37	670	725
8.13%, 5/21/24	480	555
8.25%, 12/22/14	340	386
9.75%, 4/9/11	238	260
11.75%, 2/25/20	415	605
2,531
Ecuador (0.9%)
Sovereign (0.9%)
Republic of Ecuador
9.38%, 12/15/15	(c)190	151
Republic of Ecuador (Registered)
10.00%, 8/15/30	(c)(n)780	581
732
Indonesia (3.7%)
Corporate (3.7%)
Pindo Deli Finance Mauritius
Tranche A, 6.38%, 4/28/15	(e)(h)2,227	390
Tranche B, 6.38%, 4/28/18	(e)(h)1,101	600
Tranche C, Zero Coupon, 4/28/27	(e)324	251
Tjiwi Kimia Finance Mauritius Ltd.
Tranche A, 6.38%, 4/28/15	(h)962	775
Tranche A, 6.38%, 4/28/15	(e)(h)503	405
Tranche B, 6.38%, 4/28/18	(e)(h)808	440
Tranche C, Zero Coupon, 4/28/27	(e)998	175
3,036
Ivory Coast (0.2%)
Sovereign (0.2%)
Ivory Coast
2.50%, 3/30/18	(b)580	133
Mexico (18.4%)
Corporate (7.6%)
Pemex Project Funding Master Trust
6.66%, 6/15/10	(e)(h)1,230	1,265
8.63%, 12/1/23	460	568
9.13%, 10/13/10	1,260	1,416
9.50%, 9/15/27	2,210	2,976
6,225
Sovereign (10.8%)
Mexican Bonos
8.00%, 12/17/15	MXN	18,050	1,731
10.00%, 12/5/24	33,320	3,829
United Mexican States
7.50%, 1/14/12	$560	616
8.13%, 12/30/19	1,173	1,437
8.38%, 1/14/11	1,070	1,193
8,806
15,031
Nigeria (1.3%)
Sovereign (1.3%)
Central Bank of Nigeria Credit-Linked Mortgage Bond
15.00%, 1/30/09	937	1,060
Panama (2.4%)
Sovereign (2.4%)
Republic of Panama
7.13%, 1/29/26	650	705
7.25%, 3/15/15	230	250
9.38%, 4/1/29	540	722
9.63%, 2/8/11	249	287
1,964

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Peru (3.0%)
Sovereign (3.0%)
Republic of Peru
8.38%, 5/3/16	$ (c)330	$393
8.75%, 11/21/33	(c)1,080	1,426
9.88%, 2/6/15	(c)480	609
		2,428
Philippines (11.8%)
Sovereign (11.8%)
Republic of Philippines
8.88%, 3/17/15	(c)3,470	4,125
9.00%, 2/15/13	(c)740	859
9.50%, 2/2/30	(c)3,222	4,301
10.63%, 3/16/25	(c)270	388
		9,673
Qatar (0.6%)
Sovereign (0.6%)
State of Qatar (Registered)
9.75%, 6/15/30	350	524
Russia (14.1%)
Corporate (4.4%)
Gaz Capital for Gazprom
6.21%, 11/22/16	(e)1,117	1,127
8.63%, 4/28/34	1,040	1,347
RSHB Capital S.A. for OJSC Russian
Agricultural Bank
7.18%, 5/16/13	(e)950	1,003
7.18%, 5/16/13	(c)100	106
		3,583
Sovereign (9.7%)
Russian Federation
5.00%, 3/31/30	(e)(n)65	74
Russian Federation (Registered)
5.00%, 3/31/30	(n)2,933	3,318
11.00%, 7/24/18	1,606	2,324
12.75%, 6/24/28	1,250	2,261
		7,977
		11,560
Trinidad (1.1%)
Corporate (1.1%)
National Gas of Trinidad & Tobago, Ltd.
6.05%, 1/15/36	(e)932	914
Tunisia (0.3%)
Sovereign (0.3%)
Banque Centrale de Tunisie
7.38%, 4/25/12	210	227
Turkey (8.8%)
Sovereign (8.8%)
Citigroup Global Markets Holdings, Inc. (Turkish Lira Index Linked)
Zero Coupon, 8/14/08	1,780	1,847
J.P. Morgan Chase & Co., Zero Coupon, 8/14/08
	2,120	1,585
Republic of Turkey
7.00%, 9/26/16	950	968
11.00%, 1/14/13	920	1,132
11.88%, 1/15/30	(c)1,080	1,665
		7,197
Ukraine (1.0%)
Sovereign (1.0%)
Republic of Ukraine
6.58%, 11/21/16	820	822
Venezuela (6.4%)
Sovereign (6.4%)
Republic of Venezuela
5.75%, 2/26/16	610	580
8.50%, 10/8/14	(c)590	671
9.38%, 1/13/34	(c)742	982
10.75%, 9/19/13	2,390	2,976
		5,209
Total Debt Instruments (Cost $74,326)		78,571

	No. of
	Warrants
	(000)
Warrants (1.1%)
Argentina (0.8%)
Republic of Argentina, expiring 12/15/35	(b)16,231	631
Republic of Argentina, expiring 12/15/35	(d)298	40
		671
Nigeria (0.2%)
Central Bank of Nigeria, expiring 11/15/20	750	143
Venezuela (0.1%)
Republic of Venezuela Oil-Linked Payment
Obligation, expiring 4/15/20	2,700	90
Total Warrants (Cost $@—)		904

No. of
Contracts
Put Option Purchased (0.0%)
Turkey (0.0%)
Put Option
Turkish Lira Put @ $1.492
expiring 2/8/07 (Cost $45)	(a)1,641,800	3

	Face
	Amount
	(000)
Short-Term Investments (17.6%)
Short-Term Debt Securities held as Collateral on Loaned Securities (16.8%)
Alliance & Leicester plc,
5.36%, 1/8/07	$ (h)448	448
Bancaja, 5.37%, 1/19/07	(h)224	224
Bank of America Corp., 5.32%, 1/2/07	(h)716	716

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Bank of New York Co., Inc.,
5.34%, 1/10/07	$ (h)224	$224
Bear Stearns & Co., Inc.,
5.37%, 1/2/07	(h)268	268
5.38%, 1/2/07	(h)179	179
5.39%, 1/16/07	(h)448	448
BNP Paribas plc,
5.35%, 2/20/07	(h)448	448
CIC, New York,
5.33%, 1/3/07	(h)313	313
5.34%, 1/2/07	(h)448	448
Dekabank Deutsche Girozentrale,
5.39%, 1/19/07	(h)457	457
Deutsche Bank Securities, Inc.,
5.33%, 1/2/07	1,436	1,436
Dexia Bank, New York,
5.33%, 1/2/07	(h)448	448
Gemini Securitization Corp.,
5.34%, 1/2/07	224	224
Goldman Sachs Group, Inc.,
5.40%, 1/16/07	(h)224	224
5.42%, 1/2/07	(h)421	421
HSBC Finance Corp., 5.34%, 1/8/07	(h)224	224
Liberty Lighthouse U.S. Capital,
5.33%, 1/2/07	(h)224	224
Manufacturers & Traders,
5.33%, 1/16/07	(h)268	268
Merrill Lynch & Co.,
5.35%, 1/26/07	(h)235	235
Mitsubishi UFJ Financial Group, 5.33%,
1/2/07	(h)224	224
Natexis Banques Populaires, New York,
5.34%, 1/2/07	(h)448	448
5.35%, 1/2/07	(h)224	224
National City Bank Cleveland,
5.32%, 1/2/07	(h)649	649
National Rural Utilities Cooperative
Finance Corp.,
5.34%, 1/2/07	(h)895	895
Nationwide Building Society,
5.44%, 3/28/07	(h)519	519
Nordea Bank, New York,
5.31%, 1/2/07	(h)671	671
Rhein-Main Securitisation Ltd.,
5.33%, 1/18/07	211	211
Skandi, New York,
5.34%, 1/9/07	(h)448	448
SLM Corp., 5.36%, 1/22/07	(h)448	448
Toronto Dominion, New York, 5.32%,
5/29/07	(h)448	448
Tulip Funding, 5.36%, 1/16/07	246	246
Unicredito Italiano Bank (Ireland) plc,
5.36%, 1/9/07	(h)313	313
World Savings Bank FSB,
5.35%, 1/19/07	(h)152	152
		13,773
Repurchase Agreement (0.8%)
J.P. Morgan Securities, Inc., 5.20%, dated 12/29/06, due 1/2/07, repurchase price $630	(f)630	630
Total Short-Term Investments (Cost $14,403)		14,403
Total Investments (114.8%) (Cost $88,774) — including $13,206 of Securities Loaned		93,881
Liabilities in Excess of Other Assets (-14.8%)		(12,104)
Net Assets (100%)		$81,777

(a)           Non-income producing security.

(b)           Issuer is in default.

(c)           All or portion of security on loan at December 31, 2006.

(d)           Securities were valued at fair value — At December 31, 2006, the Portfolio held $161,000 of fair valued securities, representing 0.2% of net assets.

(e)           144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)           Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2006.

(n)           Step Bond — coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

@            Face Amount/Value is less than $500.

BRL        Brazilian Real

MXN      Mexican Peso

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
2 Year U.S. Treasury Notes	1	$204	Mar-07	$	@—

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Assets and Liabilities

	Active
	International	Emerging	Global	Global
	Allocation	Markets	Franchise	Real Estate
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$841,941	$1,838,693	$98,466	$219,068
Investment in Security of Affiliated Issuer, at Cost:	—	3,415	—	—
Foreign Currency, at Cost:	264	931	98	7,607
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,090,522	2,576,971	133,211	245,176
Investment in Security of Affiliated Issuer, at Value:	—	16,810	—	—
Foreign Currency, at Value:	266	941	97	7,639
Cash	—	65	@—	@—
Due from Broker	19,462	—	—	—
Receivable for Portfolio Shares Sold	959	708	—	1,084
Receivable for Investments Sold	—	13,014	38	103
Unrealized Appreciation on Foreign Currency Exchange Contracts	3,048	9	—	15
Foreign Withholding Tax Reclaim Receivable	37	536	72	—
Dividends Receivable	928	3,028	164	889
Interest Receivable	35	27	2	6
Other Assets	14	29	2	—
Total Assets	1,115,271	2,612,138	133,586	254,912
Liabilities:
Collateral on Securities Loaned, at Value:	127,541	160,824	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,238	2,354	696	29
Payable for Investments Purchased	2,537	14,238	—	15,432
Payable for Portfolio Shares Redeemed	10,702	16,452	—	230
Investment Advisory Fees Payable	1,498	6,548	266	358
Bank Overdraft Payable	572	—	—	—
Payable for Administration Fees	66	159	9	14
Payable for Custodian Fees	71	531	10	55
Directors’ Fees and Expenses Payable	14	57	@—	@—
Deferred Capital Gain Country Tax	—	808	—	—
Distribution Fees — Class B	1	26	1	@—
Other Liabilities	97	156	35	31
Total Liabilities	144,337	202,153	1,017	16,149
Net Assets	$970,934	$2,409,985	$132,569	$238,763
Net Assets Consist Of:
Paid-in Capital	$738,732	$1,618,922	$95,596	$213,306
Undistributed (Distributions in Excess of) Net Investment Income	775	(14,608)	228	(1,309)
Accumulated Net Realized Gain (Loss)	(21,263)	57,185	2,687	665
Unrealized Appreciation (Depreciation) on:
Investments	248,581	750,758 *	34,745	26,108
Foreign Currency Exchange Contracts and Translations	1,825	(2,272)	(687)	(7)
Futures Contracts	2,284	—	—	—
Net Assets	$970,934	$2,409,985	$132,569	$238,763
CLASS A:
Net Assets	$967,361	$2,283,535	$128,434	$238,647
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	64,047,081	77,958,878	7,143,975	20,638,457
Net Asset Value, Offering and Redemption Price Per Share	$15.10	$29.29	$17.98	$11.56
CLASS B:
Net Assets	$3,573	$126,450	$4,135	$116
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	232,554	4,373,962	231,980	10,000
Net Asset Value, Offering and Redemption Price Per Share	$15.36	$28.91	$17.82	$11.56

(1) Including:
Repurchase Agreements, at Value:	$79,856	$62,734	$5,286	$14,015
Securities on Loan, at Value:	121,642	152,940	—	—

@    Amount is less than $500.

*      Net of $915 Deferred Capital Gain Country Tax.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Assets and Liabilities

	Global Value	International	International	International
	Equity	Equity	Growth Equity	Magnum
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$106,660	$6,031,995	$5,726	$105,400
Foreign Currency, at Cost:	103	4,806	15	692
Investments in Securities of Unaffiliated Issuers, at Value:(1)	137,099	7,629,573	7,072	127,665
Foreign Currency, at Value:	103	4,819	15	696
Cash	9	@—	—	—
Due from Advisor	—	—	25	—
Due from Broker	—	—	—	692
Receivable for Portfolio Shares Sold	@—	3,042	—	56
Receivable for Investments Sold	—	170,517	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	24	5,858	—	102
Foreign Withholding Tax Reclaim Receivable	18	285	5	18
Dividends Receivable	164	5,242	3	48
Interest Receivable	1	44	—	—
Other Assets	2	117	—	2
Total Assets	137,420	7,819,497	7,120	129,279
Liabilities:
Collateral on Securities Loaned, at Value:	8,207	635,463	—	10,309
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	13,677	—	157
Payable for Investments Purchased	—	820	—	—
Bank Overdraft Payable	—	—	13	192
Payable for Portfolio Shares Redeemed	—	99,392	—	109
Investment Advisory Fees Payable	213	14,381	—	211
Payable for Administration Fees	9	492	@—	8
Payable for Custodian Fees	11	510	6	20
Directors’ Fees and Expenses Payable	7	164	—	8
Distribution Fees — Class B	6	251	@—	@—
Other Liabilities	31	619	23	45
Total Liabilities	8,484	765,769	42	11,059
Net Assets	$128,936	$7,053,728	$7,078	$118,220
Net Assets Consist Of:
Paid-in Capital	$99,212	$5,340,707	$5,689	$95,321
Undistributed (Distributions in Excess of) Net Investment Income	(32)	(4,528)	(4)	123
Accumulated Net Realized Gain (Loss)	(709)	127,318	47	562
Unrealized Appreciation (Depreciation) on:
Investments	30,439	1,597,578	1,346	22,265
Foreign Currency Exchange Contracts and Translations	26	(7,347)	@—	(51)
Net Assets	$128,936	$7,053,728	$7,078	$118,220
CLASS A:
Net Assets	$101,163	$5,900,906	$6,753	$116,443
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	4,998,813	286,720,707	538,241	8,286,195
Net Asset Value, Offering and Redemption Price Per Share	$20.24	$20.58	$12.55	$14.05
CLASS B:
Net Assets	$27,773	$1,152,822	$325	$1,777
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	1,386,568	56,512,522	25,845	126,845
Net Asset Value, Offering and Redemption Price Per Share	$20.03	$20.40	$12.56	$14.01

(1) Including:
Repurchase Agreements, at Value:	$2,122	$100,756	$—	$—
Securities on Loan, at Value:	7,841	603,724	—	9,829

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Assets and Liabilities

	International	International	Focus	Large Cap
	Real Estate	Small Cap	Equity	Relative Value
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$948,870	$984,997	$13,611	$232,810
Foreign Currency, at Cost:	585	(316)	—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,222,184	1,294,901	14,898	275,328
Foreign Currency, at Value:	587	—	—	—
Cash	@—	@—	1	140
Receivable for Portfolio Shares Sold	8,009	400	1	2
Receivable for Investments Sold	1,032	19,848	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—	9	—	—
Foreign Withholding Tax Reclaim Receivable	138	598	—	—
Dividends Receivable	1,964	2,518	2	271
Interest Receivable	26	1	@—	4
Other Assets	9	21	1	4
Total Assets	1,233,949	1,318,296	14,903	275,749
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	@—	29	—	—
Payable for Investments Purchased	8,067	26	—	127
Payable for Portfolio Shares Redeemed	170	2,322	84	5
Foreign Currency Overdraft Payable	—	316	—	—
Investment Advisory Fees Payable	1,988	3,189	51	317
Payable for Administration Fees	77	92	1	19
Payable for Custodian Fees	68	125	3	7
Directors’ Fees and Expenses Payable	1	15	6	17
Distribution Fees — Class B	18	—	1	13
Other Liabilities	40	118	24	40
Total Liabilities	10,429	6,232	170	545
Net Assets	$1,223,520	$1,312,064	$14,733	$275,204
Net Assets Consist Of:
Paid-in Capital	$958,938	$983,084	$31,012	$280,692
Undistributed (Distributions in Excess of) Net Investment Income	(14,871)	(5,572)	—	(21)
Accumulated Net Investment Loss	—	—	(7)	—
Accumulated Net Realized Gain (Loss)	6,127	24,566	(17,559)	(47,985)
Unrealized Appreciation (Depreciation) on:
Investments	273,314	309,904	1,287	42,518
Foreign Currency Exchange Contracts and Translations	12	82	—	—
Net Assets	$1,223,520	$1,312,064	$14,733	$275,204
CLASS A:
Net Assets	$1,125,569	$1,312,064	$12,416	$211,904
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	32,320,810	55,316,667	817,581	17,375,774
Net Asset Value, Offering and Redemption Price Per Share	$34.82	$23.72	$15.19	$12.20
CLASS B:
Net Assets	$97,951	$—	$2,317	$63,300
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	2,811,956	—	156,487	5,195,776
Net Asset Value, Offering and Redemption Price Per Share	$34.83	$—	$14.81	$12.18

(1) Including:
Repurchase Agreements, at Value:	$59,713	$974	$128	$9,148

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Assets and Liabilities

	Small	Systematic	Systematic	Systematic
	Company	Active Large	Active Small	Active Small
	Growth	Cap Core	Cap Core	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$1,624,868	$6,400	$8,762	$9,715
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,891,713	6,849	8,883	9,748
Cash	@—	—	@—	@—
Due from Adviser	—	16	6	14
Receivable for Portfolio Shares Sold	1,267	—	—	—
Receivable for Investments Sold	22,690	12	819	925
Dividends Receivable	32	5	9	2
Interest Receivable	18	@—	@—	@—
Other Assets	25	—	—	—
Total Assets	1,915,745	6,882	9,717	10,689
Liabilities:
Collateral on Securities Loaned, at Value:	—	421	1,834	2,174
Due to Broker	—	1	1	@—
Payable for Investments Purchased	17,357	—	1,292	1,734
Payable for Portfolio Shares Redeemed	8,390	—	—	—
Bank Overdraft Payable	—	4	—	—
Investment Advisory Fees Payable	4,168	—	—	—
Payable for Administration Fees	129	1	@—	@—
Payable for Custodian Fees	20	2	4	5
Directors’ Fees and Expenses Payable	10	@—	@—	@—
Distribution Fees — Class B	184	@—	@—	@—
Other Liabilities	182	38	32	32
Total Liabilities	30,440	467	3,163	3,945
Net Assets	$1,885,305	$6,415	$6,554	$6,744
Net Assets Consist Of:
Paid-in Capital	$1,626,071	$5,998	$6,598	$6,894
Undistributed (Distributions in Excess of) Net Investment Income	—	2	2	—
Accumulated Net Investment Loss	(14)	—	—	—
Accumulated Net RealizedGain (Loss)	(7,597)	(34)	(166)	(183)
Unrealized Appreciation (Depreciation) on:
Investments	266,845	449	121	33
Futures Contracts	—	@—	(1)	—
Net Assets	$1,885,305	$6,415	$6,554	$6,744
CLASS A:
Net Assets	$1,028,030	$6,308	$6,455	$6,646
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	77,248,918	590,000	650,000	680,000
Net Asset Value, Offering and Redemption Price Per Share	$13.31	$10.69	$9.93	$9.77
CLASS B:
Net Assets	$857,275	$107	$99	$98
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	67,894,628	10,000	10,000	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.63	$10.69	$9.93	$9.76

(1) Including:
Repurchase Agreements, at Value:	$40,972	$345	$537	$882
Securities on Loan, at Value:	—	412	1,771	2,103

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Assets and Liabilities

	Systematic
	Active Small	U.S. Large	U.S. Real	Emerging
	Cap Value	Cap Growth	Estate	Markets Debt
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$9,137	$919,233	$1,173,644	$88,774
Foreign Currency, at Cost:	—	—	—	13
Investments in Securities of Unaffiliated Issuers, at Value:(1)	9,387	1,071,433	1,905,993	93,881
Foreign Currency, at Value:	—	—	—	15
Cash	1	@—	625	1
Due from Adviser	4	—	—	—
Due from Broker	—	—	—	65
Receivable for Portfolio Shares Sold	—	400	3,720	—
Receivable for Investments Sold	1,290	—	2,564	488
Dividends Receivable	13	163	10,700	—
Interest Receivable	@—	10	20	1,280
Other Assets	—	17	26	1
Total Assets	10,695	1,072,023	1,923,648	95,731
Liabilities:
Collateral on Securities Loaned, at Value:	2,240	—	—	13,773
Due to Broker	@—	—	—	—
Payable for Investments Purchased	1,474	—	10,368	—
Payable for Portfolio Shares Redeemed	—	371	5,056	—
Bank Overdraft Payable	@—	—	—	—
Investment Advisory Fees Payable	—	1,323	3,382	127
Payable for Administration Fees	1	73	129	6
Payable for Custodian Fees	3	12	21	5
Directors’ Fees and Expenses Payable	@—	38	17	5
Distribution Fees — Class B	@—	12	57	@—
Other Liabilities	32	88	155	38
Total Liabilities	3,750	1,917	19,185	13,954
Net Assets	$6,945	$1,070,106	$1,904,463	$81,777
Net Assets Consist Of:
Paid-in Capital	$6,698	$989,271	$1,135,270	$88,288
Undistributed (Distributions in Excess of) Net Investment Income	2	(43)	(2,899)	(1,051)
Accumulated Net Realized Gain (Loss)	(5)	(71,322)	39,743	(10,569)
Unrealized Appreciation (Depreciation) on:
Investments	250	152,200	732,349	5,107
Foreign Currency Exchange Contracts and Translations	—	—	@—	2
Futures Contracts	—	—	—	@—
Net Assets	$6,945	$1,070,106	$1,904,463	$81,777
CLASS A:
Net Assets	$6,841	$1,012,417	$1,635,926	$81,212
Shares Outstanding $0.001† par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	660,000	49,920,673	57,933,827	6,773,827
Net Asset Value, Offering and Redemption Price Per Share	$10.37	$20.28	$28.24	$11.99
CLASS B:
Net Assets	$104	$57,689	$268,537	$565
Shares Outstanding $0.001† par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	10,000	2,891,621	9,605,024	46,006
Net Asset Value, Offering and Redemption Price Per Share	$10.36	$19.95	$27.96	$12.29

(1) Including:
Repurchase Agreements, at Value:	$219	$22,638	$46,852	$630
Securities on Loan, at Value:	2,167	—	—	13,206

@    Amount is less than $500.

†      $0.003 par value shares of beneficial interest for Emerging Markets Debt Portfolio.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006

	Active
	International	Emerging		Global	Global	Global
	Allocation	Markets		Franchise	Real Estate	Value Equity
	Portfolio	Portfolio		Portfolio	Portfolio^	Portfolio
	(000)	(000)		(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$21,358	$40,579		$3,311	$1,357	$2,948
Dividends from Security of Affiliated Issuers	—	763		—	—	—
Interest	4,750	4,323		261	183	198
Less: Foreign Taxes Withheld	(1,489)	(2,760)		(134)	(66)	(120)
Total Investment Income	24,619	42,905		3,438	1,474	3,026
Expenses:
Investment Advisory Fees (Note B)	5,731	25,072		1,003	486	773
Administration Fees (Note C)	705	1,691		100	46	92
Custodian Fees (Note E)	327	2,197		45	76	51
Directors’ Fees and Expenses	14	37		2	1	2
Professional Fees	68	150		34	30	36
Bank Overdraft Expense	5	34		4	—	—
Shareholder Reporting Fees	162	217		29	11	34
Distribution Fees — Class B (Note D)	11	332		11	@—	59
Country Tax Expense	1	2		—	—	—
Other Expenses	183	237		48	8	61
Total Expenses	7,207	29,969		1,276	658	1,108
Voluntary Waiver of Investment Advisory Fees (Note B)	(128)	—		(4)	(57)	—
Expense Offset (Note E)	(5)	(7)		(2)	@—	@—
Net Expenses	7,074	29,962		1,270	601	1,108
Net Investment Income (Loss)	17,545	12,943		2,168	873	1,918
Realized Gain (Loss):
Investments Sold	33,978	405,492	*	9,291	1,259	6,669
Foreign Currency Transactions	5,445	1,862		(1,086)	(49)	63
Futures Contracts	8,605	—		—	—	—
Net Realized Gain (Loss)	48,028	407,354		8,205	1,210	6,732
Change in Unrealized Appreciation(Depreciation):
Investments	121,781	244,450	**	14,699	26,108	14,293
Foreign Currency Exchange Contracts and Translations	4,024	105		(1,061)	(7)	29
Futures Contracts	987	—		—	—	—
Net Change in Unrealized Appreciation (Depreciation)	126,792	244,555		13,638	26,101	14,322
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	174,820	651,909		21,843	27,311	21,054
Net Increase (Decrease) in Net Assets Resulting from Operations	$192,365	$664,852		$24,011	$28,184	$22,972

^      For the period from August 30, 2006 (commencement of operations) to December 31, 2006.

@    Amount is less than $500.

*      Net of Capital Gain Country Tax of $130.

**   Net of increase in Deferred Capital Gain Country Tax Accrual of $143.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006

	International	International	International	International	International
	Equity	Growth Equity	Magnum	Real Estate	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$287,660	$126	$2,536	$12,694	$34,713
Interest	14,745	1	350	1,389	1,112
Less: Foreign Taxes Withheld	(17,554)	(11)	(210)	(972)	(2,897)
Total Investment Income	284,851	116	2,676	13,111	32,928
Expenses:
Investment Advisory Fees (Note B)	59,516	46	902	4,897	13,312
Administration Fees (Note C)	5,951	5	90	490	1,121
Custodian Fees (Note E)	2,025	21	103	250	548
Directors’ Fees and Expenses	126	@—	2	7	22
Bank Overdraft Expense	14	@—	5	14	4
Professional Fees	259	59	31	35	82
Shareholder Reporting Fees	1,020	4	53	32	167
Distribution Fees — Class B (Note D)	3,012	1	5	82	—
Other Expenses	710	33	65	110	166
Total Expenses	72,633	169	1,256	5,917	15,422
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(46)	(119)	—	—
Reimbursement of Investment Advisory Fees (Note B)	—	(57)	—	—	—
Expense Offset (Note E)	(6)	(3)	@—	(30)	(1)
Net Expenses	72,627	63	1,137	5,887	15,421
Net Investment Income (Loss)	212,224	53	1,539	7,224	17,507
Realized Gain (Loss):
Investments Sold	1,072,677	82	18,812	42,087	204,314
Foreign Currency Transactions	(38,098)	(7)	1,273	415	7
Futures Contracts	—	—	535	—	—
Net Realized Gain (Loss)	1,034,579	75	20,620	42,502	204,321
Change in Unrealized Appreciation(Depreciation):
Investments	272,846	1,379	4,328	254,598	22,081
Foreign Currency Exchange Contracts and Translations	(8,152)	3	186	29	115
Futures Contracts	—	—	(199)	—	—
Net Change in Unrealized Appreciation (Depreciation)	264,694	1,382	4,315	254,627	22,196
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	1,299,273	1,457	24,935	297,129	226,517
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,511,497	$1,510	$26,474	$304,353	$244,024

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006

		Large Cap	Small	Systematic	Systematic
	Focus	Relative	Company	Active Large	Active Small
	Equity	Value	Growth	Cap Core	Cap Core
	Portfolio	Portfolio	Portfolio	Portfolio^	Portfolio^
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$267	$5,027	$6,281	$60	$49
Interest	80	627	2,185	14	15
Less: Foreign Taxes Withheld	(8)	@—	—	@—	—
Total Investment Income	339	5,654	8,466	74	64
Expenses:
Investment Advisory Fees (Note B)	300	1,141	16,580	14	31
Administration Fees (Note C)	48	189	1,513	3	3
Custodian Fees (Note E)	13	27	90	7	11
Directors’ Fees and Expenses	1	4	29	@—	@—
Bank Overdraft Expense	@—	@—	9	—	—
Professional Fees	39	42	79	27	27
Shareholder Reporting Fees	23	61	447	27	21
Distribution Fees — Class B (Note D)	24	154	2,178	@—	@—
Other Expenses	48	154	386	9	9
Total Expenses	496	1,772	21,311	87	102
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	—	(14)	(31)
Reimbursement of Investment Advisory Fees (Note B)	—	—	—	(49)	(26)
Expense Offset (Note E)	@—	(1)	(18)	@—	@—
Net Expenses	496	1,771	21,293	24	45
Net Investment Income (Loss)	(157)	3,883	(12,827)	50	19
Realized Gain (Loss):
Investments Sold	11,170	13,794	169,063	(53)	(178)
Foreign Currency Transactions	—	3	—	—	—
Futures Contracts	—	—	—	19	12
Net Realized Gain (Loss)	11,170	13,797	169,063	(34)	(166)
Change in Unrealized Appreciation(Depreciation):
Investments	(10,424)	18,703	29,319	449	121
Foreign Currency Exchange Contracts and Translations	—	—	—	—	—
Futures Contracts	—	—	—	@—	(1)
Net Change in Unrealized Appreciation (Depreciation)	(10,424)	18,703	29,319	449	120
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	746	32,500	198,382	415	(46)
Net Increase (Decrease) in Net Assets Resulting from Operations	$589	$36,383	$185,555	$465	$(27)

^      For the periodfrom April 28, 2006 (commencement of operations) to December 31, 2006.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006

	Systematic	Systematic			Emerging
	Active Small	Active Small	U.S. Large	U.S. Real	Market
	Cap Growth	Cap Value	Cap Growth	Estate	Debt
	Portfolio^	Portfolio^	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$18	$72	$5,589	$38,384	$—
Interest	23	16	1,000	1,941	6,014
Less: Foreign Taxes Withheld	—	@—	(100)	(460)	—
Total Investment Income	41	88	6,489	39,865	6,014
Expenses:
Investment Advisory Fees (Note B)	32	33	4,894	12,233	641
Administration Fees (Note C)	3	3	784	1,312	68
Custodian Fees (Note E)	12	10	50	90	24
Directors’ Fees and Expenses	@—	@—	17	25	2
Bank Overdraft Expense	—	—	4	3	6
Professional Fees	27	27	57	67	75
Shareholder Reporting Fees	21	21	209	255	25
Distribution Fees — Class B (Note D)	@—	@—	116	510	1
Other Expenses	10	9	199	283	44
Total Expenses	105	103	6,330	14,778	886
Voluntary Waiver of Investment Advisory Fees (Note B)	(32)	(33)	—	—	(93)
Reimbursement of Investment Advisory Fees (Note B)	(26)	(22)	—	—	—
Expense Offset (Note E)	@—	@—	(1)	(10)	(1)
Net Expenses	47	48	6,329	14,768	792
Net Investment Income (Loss)	(6)	40	160	25,097	5,222
Realized Gain (Loss):
Investments Sold	(223)	(4)	4,322	242,799	1,913
Foreign Currency Transactions	—	—	—	(18)	62
Futures Contracts	40	(1)	—	—	(13)
Net Realized Gain (Loss)	(183)	(5)	4,322	242,781	1,962
Change in Unrealized Appreciation (Depreciation):
Investments	33	250	40,881	266,069	1,076
Foreign Currency Exchange Contracts and Translations	—	—	—	@—	2
Futures Contracts	—	—	—	—	11
Net Change in Unrealized Appreciation (Depreciation)	33	250	40,881	266,069	1,089
Total Net Realized Gain (Loss) and Change in
Unrealized Appreciation (Depreciation)	(150)	245	45,203	508,850	3,051
Net Increase (Decrease) in Net Assets Resulting from Operations	$(156)	$285	$45,363	$533,947	$8,273

^      For the period from April 28, 2006 (commencement of operations) to December 31, 2006.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Active
	International Allocation		Emerging Markets
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$17,545	$11,056	$12,943	$16,822
Net Realized Gain (Loss)	48,028	31,370	407,354	229,354
Net Change in Unrealized Appreciation (Depreciation)	126,792	48,208	244,555	206,742
Net Increase (Decrease) in Net Assets Resulting from Operations	192,365	90,634	664,852	452,918
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(22,355)	(8,193)	(19,320)	(23,918)
Net Realized Gain	—	—	(344,280)	—
Class B:
Net Investment Income	(70)	(22)	(740)	(1,181)
Net Realized Gain	—	—	(19,457)	—
Total Distributions	(22,425)	(8,215)	(383,797)	(25,099)
Capital Share Transactions:(1)
Class A:
Subscribed	187,571	330,640	592,680	476,524
Distributions Reinvested	18,880	6,969	352,736	22,742
Redeemed	(200,465)	(208,263)	(680,751)	(399,299)
Redemption Fees	3	2	339	187
Class B:
Subscribed	6,914	948	113,026	56,394
Distributions Reinvested	70	22	20,035	1,163
Redeemed	(6,523)	(1,667)	(122,311)	(52,962)
Redemption Fees	@—	@—	23	32
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,450	128,651	275,777	104,781
Total Increase (Decrease) in Net Assets	176,390	211,070	556,832	532,600
Net Assets:
Beginning of Period	794,544	583,474	1,853,153	1,320,553
End of Period	$970,934	$794,544	$2,409,985	$1,853,153
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$775	$(1,432)	$(14,608)	$(11,174)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	13,737	28,928	20,344	22,141
	Shares Issued on Distributions Reinvested	1,261	600	12,457	902
	Shares Redeemed	(14,670)	(18,827)	(23,842)	(19,439)
	Net Increase (Decrease) in Class A Shares Outstanding	328	10,701	8,959	3,604
	Class B:
	Shares Subscribed	514	83	3,784	2,643
	Shares Issued on Distributions Reinvested	4	2	717	47
	Shares Redeemed	(461)	(145)	(4,254)	(2,333)
	Net Increase (Decrease) in Class B Shares Outstanding	57	(60)	247	357

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Global Franchise		Global Real Estate
	Portfolio		Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2006	2005	2006^
	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,168	$1,317	$873
Net Realized Gain (Loss)	8,205	4,190	1,210
Net Change in Unrealized Appreciation (Depreciation)	13,638	3,466	26,101
Net Increase (Decrease) in Net Assets Resulting from Operations	24,011	8,973	28,184
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(898)	(1,562)	(2,292)
Net Realized Gain	(6,479)	(4,637)	(438)
Class B:
Net Investment Income	(19)	(72)	(1)
Net Realized Gain	(205)	(243)	@—
Total Distributions	(7,601)	(6,514)	(2,731)
Capital Share Transactions:(1)
Class A:
Subscribed	51,389	22,698	218,187
Distributions Reinvested	7,255	6,188	2,728
Redeemed	(30,984)	(4,405)	(7,708)
Redemption Fees	4	@—	3
Class B:
Subscribed	453	571	100
Distributions Reinvested	181	267	—
Redeemed	(1,558)	(523)	—
Redemption Fees	@—	—	@—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	26,740	24,796	213,310
Total Increase (Decrease) in Net Assets	43,150	27,255	238,763
Net Assets:
Beginning of Period	89,419	62,164	—
End of Period	$132,569	$89,419	$238,763
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$228	$62	$(1,309)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	3,123	1,454	21,098
	Shares Issued on Distributions Reinvested	409	390	241
	Shares Redeemed	(1,808)	(274)	(701)
	Net Increase (Decrease) in Class A Shares Outstanding	1,724	1,570	20,638
	Class B:
	Shares Subscribed	26	36	10
	Shares Issued on Distributions Reinvested	10	17	—
	Shares Redeemed	(87)	(33)	—
	Net Increase (Decrease) in Class B Shares Outstanding	(51)	20	10

^      Global Real Estate Portfolio commenced operations on August 30, 2006.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Global Value Equity		International Equity
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,918	$1,775	$212,224	$164,231
Net Realized Gain (Loss)	6,732	5,010	1,034,579	739,864
Net Change in Unrealized Appreciation (Depreciation)	14,322	(556)	264,694	(398,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,972	6,229	1,511,497	505,910
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(1,618)	(1,434)	(144,056)	(106,112)
Net Realized Gain	(4,953)	(3,111)	(917,867)	(503,334)
Class B:
Net Investment Income	(386)	(300)	(25,432)	(16,435)
Net Realized Gain	(1,352)	(894)	(181,273)	(91,535)
Total Distributions	(8,309)	(5,739)	(1,268,628)	(717,416)
Capital Share Transactions:(1)
Class A:
Subscribed	12,229	18,729	787,978	1,057,038
Distributions Reinvested	6,534	4,515	967,612	566,819
Redeemed	(15,405)	(6,023)	(2,767,428)	(1,945,491)
Redemption Fees	25	7	266	187
Class B:
Subscribed	4,567	3,447	365,342	406,346
Distributions Reinvested	1,739	1,193	206,433	107,811
Redeemed	(3,360)	(13,525)	(660,276)	(344,263)
Redemption Fees	6	2	75	32
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,335	8,345	(1,099,998)	(151,521)
Total Increase (Decrease) in Net Assets	20,998	8,835	(857,129)	(363,027)
Net Assets:
Beginning of Period	107,938	99,103	7,910,857	8,273,884
End of Period	$128,936	$107,938	$7,053,728	$7,910,857
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(32)	$(9)	$(4,528)	$(2,762)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	653	1,055	35,254	50,203
	Shares Issued on Distributions Reinvested	329	252	47,109	27,726
	Shares Redeemed	(800)	(336)	(125,261)	(91,383)
	Net Increase (Decrease) in Class A Shares Outstanding	182	971	(42,898)	(13,454)
	Class B:
	Shares Subscribed	238	196	16,542	19,383
	Shares Issued on Distributions Reinvested	89	67	10,139	5,321
	Shares Redeemed	(180)	(757)	(29,904)	(16,439)
	Net Increase (Decrease) in Class B Shares Outstanding	147	(494)	(3,223)	8,265

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	International Growth Equity		International Magnum
	Portfolio		Portfolio
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005^	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$53	$ @—	$1,539	$1,472
Net Realized Gain (Loss)	75	(1)	20,620	8,896
Net Change in Unrealized Appreciation (Depreciation)	1,382	(36)	4,315	429
Net Increase (Decrease) in Net Assets Resulting from Operations	1,510	(37)	26,474	10,797
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(49)	—	(2,641)	(1,254)
Net Realized Gain	(32)	—	(13,710)	—
Class B:
Net Investment Income	(1)	—	(36)	(32)
Net Realized Gain	(2)	—	(206)	—
Total Distributions	(84)	—	(16,593)	(1,286)
Capital Share Transactions:(1)
Class A:
Subscribed	613	4,900	25,211	23,305
Distributions Reinvested	8	—	16,307	1,234
Redeemed	(30)	—	(41,092)	(21,557)
Redemption Fees	—	—	2	@—
Class B:
Subscribed	630	100	934	1,938
Distributions Reinvested	2	—	240	31
Redeemed	(534)	—	(3,266)	(1,227)
Redemption Fees	—	—	@—	1
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	689	5,000	(1,664)	3,725
Total Increase (Decrease) in Net Assets	2,115	4,963	8,217	13,236
Net Assets:
Beginning of Period	4,963	—	110,003	96,767
End of Period	$7,078	$4,963	$118,220	$110,003
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(4)	$ @—	$123	$(25)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	50	490	1,768	1,938
	Shares Issued on Distributions Reinvested	1	—	1,169	98
	Shares Redeemed	(2)	—	(2,829)	(1,815)
	Net Increase (Decrease) in Class A Shares Outstanding	49	490	108	221
	Class B:
	Shares Subscribed	59	10	66	159
	Shares Issued on Distributions Reinvested	@—	—	17	3
	Shares Redeemed	(43)	—	(236)	(102)
	Net Increase (Decrease) in Class B Shares Outstanding	16	10	(153)	60

^      International Growth Equity Portfolio commenced operations on December 27, 2005.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	International Real Estate		International SmallCap
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,224	$2,479	$17,507	$16,686
Net Realized Gain (Loss)	42,502	18,145	204,321	225,188
Net Change in Unrealized Appreciation (Depreciation)	254,627	2,929	22,196	(72,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	304,353	23,553	244,024	169,195
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(25,151)	(3,321)	(20,542)	(23,957)
Net Realized Gain	(31,595)	(13,425)	(229,672)	(190,069)
Class B:
Net Investment Income	(1,958)	(99)	—	—
Net Realized Gain	(2,513)	(431)	—	—
Total Distributions	(61,217)	(17,276)	(250,214)	(214,026)
Capital Share Transactions:(1)
Class A:
Subscribed	680,101	221,133	154,461	277,611
Distributions Reinvested	46,370	15,117	228,241	201,916
Redeemed	(81,039)	(42,622)	(453,530)	(321,709)
Redemption Fees	20	46	4	8
Class B:
Subscribed	85,871	8,793	—	—
Distributions Reinvested	4,408	489	—	—
Redeemed	(14,534)	(1,495)	—	—
Redemption Fees	2	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	721,199	201,461	(70,824)	157,826
Total Increase (Decrease) in Net Assets	964,335	207,738	(77,014)	112,995
Net Assets:
Beginning of Period	259,185	51,447	1,389,078	1,276,083
End of Period	$1,223,520	$259,185	$1,312,064	$1,389,078
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(14,871)	$(490)	$(5,572)	$(6,847)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	22,996	9,542	5,989	10,729
	Shares Issued on Distributions Reinvested	1,397	643	9,545	8,366
	Shares Redeemed	(2,674)	(1,890)	(17,759)	(12,371)
	Net Increase (Decrease) in Class A Shares Outstanding	21,719	8,295	(2,225)	6,724
	Class B:
	Shares Subscribed	2,783	373	—	—
	Shares Issued on Distributions Reinvested	132	21	—	—
	Shares Redeemed	(469)	(65)	—	—
	Net Increase (Decrease) in Class B Shares Outstanding	2,446	329	—	—

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Focus Equity		Large Cap Relative Value
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(157)	$(174)	$3,883	$2,274
Net Realized Gain (Loss)	11,170	3,931	13,797	14,891
Net Change in Unrealized Appreciation (Depreciation)	(10,424)	5,645	18,703	717
Net Increase (Decrease) in Net Assets Resulting from Operations	589	9,402	36,383	17,882
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(84)	(3,061)	(1,266)
Net Realized Gain	—	—	(8,593)	(2,991)
Class B:
Net Investment Income	—	(14)	(886)	(1,011)
Net Realized Gain	—	—	(2,670)	(2,953)
Total Distributions	—	(98)	(15,210)	(8,221)
Capital Share Transactions:(1)
Class A:
Subscribed	8,415	8,113	94,848	15,705
Issued on Portfolio Merger	—	—	66,823	—
Distributions Reinvested	—	83	11,599	4,218
Redeemed	(51,735)	(14,588)	(78,180)	(12,783)
Redemption Fees	@—	—	2	—
Class B:
Subscribed	4,977	6,550	5,886	35,739
Distributions Reinvested	—	14	3,542	3,954
Redeemed	(14,276)	(4,029)	(54,962)	(18,149)
Redemption Fees	@—	—	1	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(52,619)	(3,857)	49,559	28,684
Total Increase (Decrease) in Net Assets	(52,030)	5,447	70,732	38,345
Net Assets:
Beginning of Period	66,763	61,316	204,472	166,127
End of Period	$14,733	$66,763	$275,204	$204,472
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$—	$(7)	$(21)	$(11)
Accumulated Net Investment Loss Included in End of Period Net Assets	(7)	—	—	—

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	565	605	8,191	1,448
	Shares Issued on Portfolio Merger	—	—	5,706	—
	Shares Issued on Distributions Reinvested	—	6	986	378
	Shares Redeemed	(3,422)	(1,128)	(6,786)	(1,192)
	Net Increase (Decrease) in Class A Shares Outstanding	(2,857)	(517)	8,097	634
	Class B:
	Shares Subscribed	337	502	579	3,320
	Shares Issued on Distributions Reinvested	—	1	302	354
	Shares Redeemed	(1,041)	(336)	(4,836)	(1,674)
	Net Increase (Decrease) in Class B Shares Outstanding	(704)	167	(3,955)	2,000

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

			Systematic Active
	Small Company Growth		Large Cap Core
	Portfolio		Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2006	2005	2006^
	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(12,827)	$(2,015)	$50
Net Realized Gain (Loss)	169,063	177,923	(34)
Net Change in Unrealized Appreciation (Depreciation)	29,319	15,575	449
Net Increase (Decrease) in Net Assets Resulting from Operations	185,555	191,483	465
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	—	(50)
Net Realized Gain	(79,237)	(85,937)	—
Class B:
Net Investment Income	—	—	@—
Net Realized Gain	(69,508)	(79,058)	—
Total Distributions	(148,745)	(164,995)	(50)
Capital Share Transactions:(1)
Class A:
Subscribed	296,952	355,282	5,900
Distributions Reinvested	74,528	81,725	—
Redeemed	(261,098)	(200,646)	—
Redemption Fees	55	@—	—
Class B:
Subscribed	228,726	244,551	100
Distributions Reinvested	69,484	79,029	—
Redeemed	(264,904)	(246,741)	—
Redemption Fees	55	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	143,798	313,200	6,000
Total Increase (Decrease) in Net Assets	180,608	339,688	6,415
Net Assets:
Beginning of Period	1,704,697	1,365,009	—
End of Period	$1,885,305	$1,704,697	$6,415
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$—	$—	$2
Accumulated Net Investment Loss Included in End of Period Net Assets	(14)	(134)	—

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	21,757	26,705	590
	Shares Issued on Distributions Reinvested	5,644	6,245	—
	Shares Redeemed	(19,704)	(15,501)	—
	Net Increase (Decrease) in Class A Shares Outstanding	7,697	17,449	590
	Class B:
	Shares Subscribed	17,495	19,625	10
	Shares Issued on Distributions Reinvested	5,542	6,321	—
	Shares Redeemed	(20,843)	(19,620)	—
	Net Increase (Decrease) in Class B Shares Outstanding	2,194	6,326	10

^      Systematic Active Large Cap Core Portfolio commenced operations on April 28, 2006.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Systematic Active	Systematic Active
	Small Cap Core	Small Cap Growth
	Portfolio	Portfolio
	Period Ended	Period Ended
	December 31,	December 31,
	2006^	2006^
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19	$(6)
Net Realized Gain (Loss)	(166)	(183)
Net Change in Unrealized Appreciation (Depreciation)	120	33
Net Increase (Decrease) in Net Assets Resulting from Operations	(27)	(156)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(19)	—
Net Realized Gain	—	—
Class B:
Net Investment Income	@—	—
Net Realized Gain	—	—
Total Distributions	(19)	—
Capital Share Transactions:(1)
Class A:
Subscribed	6,500	6,800
Distributions Reinvested	—	—
Redeemed	—	—
Class B:
Subscribed	100	100
Distributions Reinvested	—	—
Redeemed	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,600	6,900
Total Increase (Decrease) in Net Assets	6,554	6,744
Net Assets:
Beginning of Period	—	—
End of Period	$6,554	$6,744
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2	$—

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	650	680
	Shares Issued on Distributions Reinvested	—	—
	Shares Redeemed	—	—
	Net Increase (Decrease) in Class A Shares Outstanding	650	680
	Class B:
	Shares Subscribed	10	10
	Shares Issued on Distributions Reinvested	—	—
	Shares Redeemed	—	—
	Net Increase (Decrease) in Class B Shares Outstanding	10	10

^                  Systematic Active Small Cap Core and Systematic Active Small Cap Growth Portfolios commenced operations on
April 28, 2006.

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	Systematic Active
	Small Cap Value	U.S. Large Cap Growth
	Portfolio	Portfolio
	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006^	2006	2005
	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$40	$160	$662
Net Realized Gain (Loss)	(5)	4,322	50,227
Net Change in Unrealized Appreciation (Depreciation)	250	40,881	34,212
Net Increase (Decrease) in Net Assets Resulting from Operations	285	45,363	85,101
Distributions from and/or in excess of:
Class A:
Net Investment Income	(39)	(184)	(1,531)
Class B:
Net Investment Income	(1)	—	(87)
Total Distributions	(40)	(184)	(1,618)
Capital Share Transactions:(1)
Class A:
Subscribed	6,600	333,417	376,150
Distributions Reinvested	—	184	1,527
Redeemed	—	(234,697)	(145,562)
Redemption Fees	—	16	—
Class B:
Subscribed	100	38,689	28,674
Distributions Reinvested	—	—	86
Redeemed	—	(20,266)	(193,765)
Redemption Fees	—	1	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,700	117,344	67,110
Total Increase (Decrease) in Net Assets	6,945	162,523	150,593
Net Assets:
Beginning of Period	—	907,583	756,990
End of Period	$6,945	$1,070,106	$907,583
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2	$(43)	$(44)

(1)	Capital Share Transactions:
	Class A:
	Shares Subscribed	660	17,611	20,312
	Shares Issued on Distributions Reinvested	—	9	84
	Shares Redeemed	—	(12,445)	(8,468)
	Net Increase (Decrease) in Class A Shares Outstanding	660	5,175	11,928
	Class B:
	Shares Subscribed	10	2,118	1,705
	Shares Issued on Distributions Reinvested	—	—	5
	Shares Redeemed	—	(1,083)	(12,021)
	Net Increase (Decrease) in Class B Shares Outstanding	10	1,035	(10,311)

^                  Systematic Active Small Cap Value Portfolio commenced operations on April 28, 2006.

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Statements of Changes in Net Assets

	U.S. Real Estate		Emerging Markets Debt
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$25,097	$22,655	$5,222	$5,248
Net Realized Gain (Loss)	242,781	182,274	1,962	2,414
Net Change in Unrealized Appreciation (Depreciation)	266,069	(6,011)	1,089	1,224
Net Increase (Decrease) in Net Assets Resulting from Operations	533,947	198,918	8,273	8,886
Distributions from and/or in excess of:
Class A:
Net Investment Income	(25,711)	(19,989)	(5,931)	(5,414)
Net Realized Gain	(186,870)	(155,774)	—	—
Class B:
Net Investment Income	(3,370)	(2,437)	(37)	(32)
Net Realized Gain	(29,839)	(20,941)	—	—
Total Distributions	(245,790)	(199,141)	(5,968)	(5,446)
Capital Share Transactions:(1)
Class A:
Subscribed	529,570	344,057	10,023	31,778
Distributions Reinvested	204,975	168,982	3,531	2,943
Redeemed	(563,233)	(398,651)	(26,920)	(26,950)
Redemption Fees	35	8	1	1
Class B:
Subscribed	101,776	82,808	19	100
Distributions Reinvested	33,205	23,376	37	32
Redeemed	(57,345)	(99,937)	(109)	—
Redemption Fees	5	—	@—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	248,988	120,643	(13,418)	7,904
Total Increase (Decrease) in Net Assets	537,145	120,420	(11,113)	11,344
Net Assets:
Beginning of Period	1,367,318	1,246,898	92,890	81,546
End of Period	$1,904,463	$1,367,318	$81,777	$92,890
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(2,899)	$202	$(1,051)	$(316)

(1)	Capital Share Transactions†:
	Class A:
	Shares Subscribed	19,517	14,289	855	2,714
	Shares Issued on Distributions Reinvested	7,480	7,119	295	255
	Shares Redeemed	(20,735)	(17,037)	(2,333)	(2,437)
	Net Increase (Decrease) in Class A Shares Outstanding	6,262	4,371	(1,183)	532
	Class B:
	Shares Subscribed	3,751	3,507	2	8
	Shares Issued on Distributions Reinvested	1,221	992	3	3
	Shares Redeemed	(2,158)	(4,182)	(9)	—
	Net Increase (Decrease) in Class B Shares Outstanding	2,814	317	(4)	11

†                  Capital share transactions prior to March 17, 2006 for the Emerging Markets Debt Portfolio have been restated to reflect the effect of a reverse stock split as described in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.43	$10.96	$9.58	$7.30	$8.65
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.27	0.21	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.75	1.40	1.46	2.32	(1.26)
Total from Investment Operations	3.02	1.61	1.59	2.45	(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.14)	(0.21)	(0.17)	(0.22)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$15.10	$12.43	$10.96	$9.58	$7.30
Total Return	24.34%	14.85%	16.64%	33.65%	(13.11)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$967,361	$792,329	$580,851	$353,488	$249,742
Ratio of Expenses to Average Net Assets (1)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.80%	0.80%	0.80%	0.80%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.99%	1.84%	1.28%	1.66%	1.57%
Portfolio Turnover Rate	16%	24%	24%	55%	42%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.82%	0.83%	0.91%	0.96%	0.93%
Net Investment Income (Loss) to Average Net Assets	1.97%	1.81%	1.18%	1.50%	1.44%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.64	$11.13	$9.72	$7.41	$8.77
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.22	0.19	0.10	0.12	0.11
Net Realized and Unrealized Gain (Loss) on Investments	2.81	1.43	1.35	2.33	(1.27)
Total from Investment Operations	3.03	1.62	1.45	2.45	(1.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.11)	(0.17)	(0.14)	(0.20)
Redemption Fees	0.00 ‡	0.00 ‡	0.13	—	—
Net Asset Value, End of Period	$15.36	$12.64	$11.13	$9.72	$7.41
Total Return	23.95%	14.67%	16.29%	33.13%	(13.29)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,573	$2,215	$2,623	$5,635	$8,418
Ratio of Expenses to Average Net Assets (2)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.05%	1.05%	1.05%	1.05%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.61%	1.69%	1.03%	1.41%	1.32%
Portfolio Turnover Rate	16%	24%	24%	55%	42%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.07%	1.08%	1.16%	1.21%	1.18%
Net Investment Income (Loss) to Average Net Assets	1.59%	1.66%	0.92%	1.25%	1.19%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.36	$19.10	$15.52	$10.13	$10.81
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.18	0.25	0.19	0.14	0.04
Net Realized and Unrealized Gain (Loss) on Investments	9.22	6.36	3.54	5.44	(0.71)
Total from Investment Operations	9.40	6.61	3.73	5.58	(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.35)	(0.15)	(0.18)	(0.01)
Net Realized Gain	(5.18)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	(5.47)	(0.35)	(0.15)	(0.19)	(0.01)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$29.29	$25.36	$19.10	$15.52	$10.13
Total Return	38.00%	34.54%	24.09%	55.08%	(6.24)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,283,535	$1,749,671	$1,249,299	$1,020,353	$657,203
Ratio of Expenses to Average Net Assets	1.40%	1.41%	1.52%^^	1.64%	1.65%
Ratio of Expenses to Average Net Assets Excluding Capital Gain Country Tax Expense and Bank Overdraft Expense	1.40%	1.41%	1.52%	1.61%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	1.17%	1.09%	1.15%	0.35%
Portfolio Turnover Rate	82%	59%	73%	92%	91%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.07	$18.90	$15.36	$10.06	$10.73
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13	0.19	0.15	0.11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	9.09	6.26	3.49	5.35	(0.68)
Total from Investment Operations	9.22	6.45	3.64	5.46	(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.29)	(0.11)	(0.15)	—
Net Realized Gain	(5.18)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	(5.38)	(0.29)	(0.11)	(0.16)	—
Redemption Fees	0.00 ‡	0.01	0.01	—	—
Net Asset Value, End of Period	$28.91	$25.07	$18.90	$15.36	$10.06
Total Return	37.65%	34.17%	23.84%	54.31%	(6.24)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,450	$103,482	$71,254	$42,046	$13,208
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.77%^^	1.89%	1.90%
Ratio of Expenses to Average Net Assets Excluding Capital Gain Country Tax Expense and Bank Overdraft Expense	1.65%	1.66%	1.77%	1.86%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	0.90%	0.89%	0.90%	0.10%
Portfolio Turnover Rate	82%	59%	73%	92%	91%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

^^            Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A and 1.90% for Class B shares. Prior to November 1, 2004, the maximum ratios were 1.75% for Class A and 2.00% for Class B shares.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.69	$15.12	$14.29	$11.29	$10.48
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.30	0.26	0.27	0.23	0.17
Net Realized and Unrealized Gain (Loss) on Investments	3.07	1.52	1.66	2.91	0.68
Total from Investment Operations	3.37	1.78	1.93	3.14	0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.31)	—	(0.03)	—
Net Realized Gain	(0.95)	(0.90)	(1.13)	(0.11)	(0.04)
Total Distributions	(1.08)	(1.21)	(1.13)	(0.14)	(0.04)
Redemption Fees	0.00 ‡	0.00 ‡	0.03	0.00 ‡	—
Net Asset Value, End of Period	$17.98	$15.69	$15.12	$14.29	$11.29
Total Return	21.60%	11.91%	13.77%	27.92%	8.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128,434	$85,018	$58,223	$79,756	$48,644
Ratio of Expenses to Average Net Assets (1)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	1.00%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.74%	1.67%	1.82%	1.91%	1.41%
Portfolio Turnover Rate	35%	19%	21%	32%	62%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.01%	1.07%	1.16%	1.23%	1.28%
Net Investment Income (Loss) to Average Net Assets	1.73%	1.60%	1.66%	1.68%	1.13%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.56	$15.01	$14.22	$11.24	$10.46
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.24	0.24	0.22	0.22	0.11
Net Realized and Unrealized Gain (Loss) on Investments	3.04	1.48	1.69	2.88	0.71
Total from Investment Operations	3.28	1.72	1.91	3.10	0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.27)	—	(0.01)	—
Net Realized Gain	(0.95)	(0.90)	(1.13)	(0.11)	(0.04)
Total Distributions	(1.02)	(1.17)	(1.13)	(0.12)	(0.04)
Redemption Fees	0.00 ‡	—	0.01	—	—
Net Asset Value, End of Period	$17.82	$15.56	$15.01	$14.22	$11.24
Total Return	21.31%	11.53%	13.56%	27.62%	7.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,135	$4,401	$3,941	$2,682	$1,427
Ratio of Expenses to Average Net Assets (2)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	1.25%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.43%	1.52%	1.47%	1.66%	1.16%
Portfolio Turnover Rate	35%	19%	21%	32%	62%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.26%	1.32%	1.41%	1.48%	1.53%
Net Investment Income (Loss) to Average Net Assets	1.42%	1.45%	1.31%	1.43%	0.88%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Global Real Estate Portfolio

	Class A
	Period from
	August 30, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.66
Total from Investment Operations	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.13)
Net Realized Gain	(0.03)
Total Distributions	(0.16)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.56
Total Return	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$238,647
Ratio of Expenses to Average Net Assets (1)	1.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.53	%*
Portfolio Turnover Rate	4	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.15	%*
Net Investment Income (Loss) to Average Net Assets	1.43	%*

	Class B
	Period from
	August 30, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.67
Total from Investment Operations	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Realized Gain	(0.03)
Total Distributions	(0.15)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.56
Total Return	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$116
Ratio of Expenses to Average Net Assets (2)	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.07	%*
Portfolio Turnover Rate	4	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.41	%*
Net Investment Income (Loss) to Average Net Assets	0.96	%*

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

^                  Commencement of operations.

#                 Not annualized

*                 Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Global Value Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.85	$17.81	$15.84	$12.46	$15.45
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.31	0.22	0.19	0.15
Net Realized and Unrealized Gain (Loss) on Investments	3.44	0.72	2.02	3.42	(2.82)
Total from Investment Operations	3.77	1.03	2.24	3.61	(2.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.31)	(0.22)	(0.16)	(0.20)
Net Realized Gain	(1.05)	(0.68)	(0.05)	(0.08)	(0.12)
Total Distributions	(1.39)	(0.99)	(0.27)	(0.24)	(0.32)
Redemption Fees	0.01	0.00 ‡	0.00 ‡	0.01	—
Net Asset Value, End of Period	$20.24	$17.85	$17.81	$15.84	$12.46
Total Return	21.40%	5.81%	14.13%	29.21%	(17.34)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,163	$86,000	$68,505	$55,545	$34,297
Ratio of Expenses to Average Net Assets (1)	0.91%	0.90%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	1.00%	1.00%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.71%	1.74%	1.31%	1.44%	1.08%
Portfolio Turnover Rate	29%	29%	30%	53%	42%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.07%	1.20%	1.12%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.24%	1.24%	0.96%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.69	$17.64	$15.70	$12.35	$15.33
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.28	0.27	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	3.40	0.71	2.00	3.40	(2.82)
Total from Investment Operations	3.68	0.98	2.17	3.56	(2.70)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.25)	(0.18)	(0.13)	(0.16)
Net Realized Gain	(1.05)	(0.68)	(0.05)	(0.08)	(0.12)
Total Distributions	(1.34)	(0.93)	(0.23)	(0.21)	(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$20.03	$17.69	$17.64	$15.70	$12.35
Total Return	21.05%	5.59%	13.78%	28.95%	(17.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,773	$21,938	$30,598	$32,761	$26,866
Ratio of Expenses to Average Net Assets (2)	1.16%	1.15%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	1.25%	1.25%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.47%	1.53%	1.07%	1.19%	0.83%
Portfolio Turnover Rate	29%	29%	30%	53%	42%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.32%	1.45%	1.37%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	0.99%	0.99%	0.71%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.34	$20.99	$19.06	$14.60	$15.59
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.64	0.43	0.30	0.24	0.19
Net Realized and Unrealized Gain (Loss) on Investments	3.93	0.93	3.50	4.54	(0.82)
Total from Investment Operations	4.57	1.36	3.80	4.78	(0.63)
Distributions from and/or in Excess of:
Net Investment Income	(0.59)	(0.35)	(0.37)	(0.32)	(0.33)
Net Realized Gain	(3.74)	(1.66)	(1.50)	—	(0.03)
Total Distributions	(4.33)	(2.01)	(1.87)	(0.32)	(0.36)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$20.58	$20.34	$20.99	$19.06	$14.60
Total Return	22.50%	6.45%	19.96%	32.82%	(4.02)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,900,906	$6,704,732	$7,200,606	$5,657,941	$3,953,655
Ratio of Expenses to Average Net Assets (1)	0.94%	0.93%	0.98%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.94%	0.93%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.88%	2.04%	1.48%	1.48%	1.24%
Portfolio Turnover Rate	38%	28%	41%	45%	51%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.02%	1.00%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.46%	1.24%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.19	$20.85	$18.96	$14.53	$15.53
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.60	0.37	0.24	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	3.87	0.93	3.47	4.54	(0.78)
Total from Investment Operations	4.47	1.30	3.71	4.72	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.30)	(0.32)	(0.29)	(0.31)
Net Realized Gain	(3.74)	(1.66)	(1.50)	—	(0.03)
Total Distributions	(4.26)	(1.96)	(1.82)	(0.29)	(0.34)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$20.40	$20.19	$20.85	$18.96	$14.53
Total Return	22.21%	6.20%	19.67%	32.46%	(4.25)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,152,822	$1,206,125	$1,073,278	$733,298	$439,422
Ratio of Expenses to Average Net Assets (2)	1.19%	1.18%	1.23%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.19%	1.18%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	2.71%	1.77%	1.21%	1.23%	0.99%
Portfolio Turnover Rate	38%	28%	41%	45%	51%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.27%	1.25%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.21%	0.99%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

International Growth Equity Portfolio

	Class A
	Year Ended	Period from
	December 31,	December 27, 2005^
Selected Per Share Data and Ratios	2006	to December 31, 2005
Net Asset Value, Beginning of Period	$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.10	(0.00	)‡
Net Realized and Unrealized Gain (Loss) on Investments	2.67	(0.07)
Total from Investment Operations	2.77	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.06)	—
Total Distributions	(0.15)	—
Net Asset Value, End of Period	$12.55	$9.93
Total Return	27.92%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,753	$4,864
Ratio of Expenses to Average Net Assets (1)	1.01%	1.00	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.89%	(0.86	)%*
Portfolio Turnover Rate	24%	4	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.74%	31.60	%*
Net Investment Income (Loss) to Average Net Assets	(0.84)%	(31.46	)%*

	Class B
	Year Ended	Period from
	December 31,	December 27, 2005^
Selected Per Share Data and Ratios	2006	to December 31, 2005
Net Asset Value, Beginning of Period	$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.09	(0.00	)‡
Net Realized and Unrealized Gain (Loss) on Investments	2.64	(0.07)
Total from Investment Operations	2.73	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	—
Net Realized Gain	(0.06)	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$12.56	$9.93
Total Return	27.49%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$325	$99
Ratio of Expenses to Average Net Assets (2)	1.27%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.78%	(1.16	)%*
Portfolio Turnover Rate	24%	4	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.07%	31.85	%*
Net Investment Income (Loss) to Average Net Assets	(1.02)%	(31.76	)%*

†                  Per share amount is based on average shares outstanding.

^                  Commencement of operations.

#                 Not annualized

*                 Annualized

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

International Magnum Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.01	$11.83	$10.20	$8.04	$9.34
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.20	0.18	0.13	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	3.08	1.16	1.74	2.22	(1.31)
Total from Investment Operations	3.28	1.34	1.87	2.33	(1.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.16)	(0.24)	(0.17)	(0.06)
Net Realized Gain	(1.88)	—	—	—	—
Total Distributions	(2.24)	(0.16)	(0.24)	(0.17)	(0.06)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$14.05	$13.01	$11.83	$10.20	$8.04
Total Return	25.39%	11.35%	18.45%	29.07%	(13.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$116,443	$106,369	$94,162	$91,087	$68,275
Ratio of Expenses to Average Net Assets (1)	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.37%	1.51%	1.20%	1.25%	0.81%
Portfolio Turnover Rate	81%	32%	49%	53%	59%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.11%	1.12%	1.23%	1.29%	1.30%
Net Investment Income (Loss) to Average Net Assets	1.26%	1.39%	0.96%	0.96%	0.52%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.97	$11.80	$10.18	$8.04	$9.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.18	0.15	0.11	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	3.06	1.15	1.70	2.18	(1.31)
Total from Investment Operations	3.24	1.30	1.81	2.28	(1.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.13)	(0.22)	(0.14)	(0.03)
Net Realized Gain	(1.88)	—	—	—	—
Total Distributions	(2.20)	(0.13)	(0.22)	(0.14)	(0.03)
Redemption Fees	0.00 ‡	0.00 ‡	0.03	0.00 ‡	—
Net Asset Value, End of Period	$14.01	$12.97	$11.80	$10.18	$8.04
Total Return	25.10%	11.04%	18.15%	28.49%	(13.49)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,777	$3,634	$2,605	$2,232	$6,644
Ratio of Expenses to Average Net Assets (2)	1.25%	1.25%	1.25%	1.25%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.27%	1.25%	1.00%	1.00%	0.56%
Portfolio Turnover Rate	81%	32%	49%	53%	59%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.35%	1.38%	1.48%	1.54%	1.55%
Net Investment Income (Loss) to Average Net Assets	1.17%	1.12%	0.77%	0.71%	0.27%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.63	$21.95	$15.13	$10.93	$9.30
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.35	0.43	0.36	0.27	0.37
Net Realized and Unrealized Gain (Loss) on Investments	12.78	2.96	6.82	4.35	1.90
Total from Investment Operations	13.13	3.39	7.18	4.62	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.85)	(0.35)	(0.36)	(0.42)	(0.64)
Net Realized Gain	(1.09)	(1.36)	—	—	—
Total Distributions	(1.94)	(1.71)	(0.36)	(0.42)	(0.64)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$34.82	$23.63	$21.95	$15.13	$10.93
Total Return	56.06%	15.52%	47.49%	42.41%	24.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,125,569	$250,511	$50,620	$22,184	$19,215
Ratio of Expenses to Average Net Assets (1)	0.95%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.95%	1.00%	1.00%	1.00%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.19%	1.88%	2.05%	2.23%	3.37%
Portfolio Turnover Rate	36%	57%	42%	47%	79%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.11%	1.38%	1.49%	1.56%
Net Investment Income (Loss) to Average Net Assets	N/A	1.77%	1.67%	1.74%	2.81%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.68	$22.04	$15.17	$10.96	$9.33
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.29	0.32	0.35	0.28	0.27
Net Realized and Unrealized Gain (Loss) on Investments	12.77	3.01	6.81	4.32	1.97
Total from Investment Operations	13.06	3.33	7.16	4.60	2.24
Distributions from and/or in Excess of:
Net Investment Income	(0.82)	(0.33)	(0.29)	(0.39)	(0.61)
Net Realized Gain	(1.09)	(1.36)	—	—	—
Total Distributions	(1.91)	(1.69)	(0.29)	(0.39)	(0.61)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$34.83	$23.68	$22.04	$15.17	$10.96
Total Return	55.69%	15.22%	47.15%	42.06%	24.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$97,951	$8,674	$827	$915	$953
Ratio of Expenses to Average Net Assets (2)	1.20%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.20%	1.25%	1.25%	1.25%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.94%	1.34%	2.03%	1.98%	3.12%
Portfolio Turnover Rate	36%	57%	42%	47%	79%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.45%	1.66%	1.74%	1.81%
Net Investment Income (Loss) to Average Net Assets	N/A	1.14%	1.62%	1.49%	2.56%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

International Small Cap Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.14	$25.11	$20.52	$14.21	$14.82
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.32	0.32	0.24	0.24	0.15
Net Realized and Unrealized Gain (Loss) on Investments	4.27	2.89	6.59	6.61	(0.59)
Total from Investment Operations	4.59	3.21	6.83	6.85	(0.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(0.47)	(0.35)	(0.23)	(0.13)
Net Realized Gain	(4.60)	(3.71)	(1.89)	(0.31)	(0.04)
Total Distributions	(5.01)	(4.18)	(2.24)	(0.54)	(0.17)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$23.72	$24.14	$25.11	$20.52	$14.21
Total Return	19.61%	13.07%	33.53%	48.32%	(2.99)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,312,064	$1,389,078	$1,276,083	$899,996	$440,124
Ratio of Expenses to Average Net Assets (1)	1.10%	1.10%	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.10%	1.10%	1.15%	1.15%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.25%	1.22%	1.04%	1.40%	1.00%
Portfolio Turnover Rate	40%	47%	38%	38%	34%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.16%	1.20%	1.19%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.03%	1.35%	0.96%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Focus Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.78	$12.59	$11.79	$9.02	$12.67
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.03)	(0.03)	0.04	0.02	0.00‡
Net Realized and Unrealized Gain (Loss) on Investments	0.44	2.24	0.78	2.77	(3.65)
Total from Investment Operations	0.41	2.21	0.82	2.79	(3.65)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.02)	(0.02)	(0.02)	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$15.19	$14.78	$12.59	$11.79	$9.02
Total Return	2.77%	17.60%	7.00%	30.99%§	(28.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,416	$54,321	$52,757	$61,420	$51,347
Ratio of Expenses to Average Net Assets (1)	0.79%	0.91%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.79%	0.91%	1.00%	1.00%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.23)%	(0.27)%	0.35%	0.22%	0.02%
Portfolio Turnover Rate	76%	78%	163%	160%	173%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.11%	1.14%	1.09%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	0.24%	0.08%	(0.07)%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.45	$12.34	$11.57	$8.85	$12.45
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.06)	(0.06)	0.02	(0.00)‡	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.19	0.75	2.72	(3.57)
Total from Investment Operations	0.36	2.13	0.77	2.72	(3.60)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.02)	—	—	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$14.81	$14.45	$12.34	$11.57	$8.85
Total Return	2.49%	17.30%	6.75%	30.62%§	(28.92)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,317	$12,442	$8,559	$8,156	$6,414
Ratio of Expenses to Average Net Assets (2)	1.04%	1.16%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.04%	1.16%	1.25%	1.25%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.45)%	(0.49)%	0.18%	(0.03)%	(0.23)%
Portfolio Turnover Rate	76%	78%	163%	160%	173%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.36%	1.39%	1.34%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	0.07%	(0.17)%	(0.32)%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

§      In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Large Cap Relative Value Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.10	$10.52	$9.30	$7.21	$9.68
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.20	0.15	0.12	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.90	1.23	2.09	(2.47)
Total from Investment Operations	1.82	1.05	1.35	2.22	(2.33)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.14)	(0.13)	(0.13)	(0.14)
Net Realized Gain	(0.52)	(0.33)	—	—	—
Total Distributions	(0.72)	(0.47)	(0.13)	(0.13)	(0.14)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.20	$11.10	$10.52	$9.30	$7.21
Total Return	16.74%	10.07%	14.56%	31.05%	(24.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$211,904	$102,973	$90,938	$108,997	$76,452
Ratio of Expenses to Average Net Assets (1)	0.68%	0.68%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.68%	0.68%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.71%	1.36%	1.28%	1.62%	1.69%
Portfolio Turnover Rate	33%	46%	84%	130%	45%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	0.74%	0.77%	0.76%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.24%	1.55%	1.63%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.09	$10.51	$9.31	$7.21	$9.67
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.17	0.12	0.10	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.61	0.91	1.20	2.10	(2.46)
Total from Investment Operations	1.78	1.03	1.30	2.21	(2.34)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.12)	(0.10)	(0.11)	(0.12)
Net Realized Gain	(0.52)	(0.33)	—	—	—
Total Distributions	(0.69)	(0.45)	(0.10)	(0.11)	(0.12)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.18	$11.09	$10.51	$9.31	$7.21
Total Return	16.38%	9.81%	14.07%	30.86%	(24.32)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,300	$101,499	$75,189	$72,180	$46,757
Ratio of Expenses to Average Net Assets (2)	0.93%	0.93%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.93%	0.93%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.44%	1.10%	1.05%	1.37%	1.44%
Portfolio Turnover Rate	33%	46%	84%	130%	45%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	0.99%	1.02%	1.01%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.01%	1.30%	1.38%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.89	$12.50	$10.81	$7.50	$9.65
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.08)	(0.00)‡	(0.09)	(0.09)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.72	2.16	3.40	(2.08)
Total from Investment Operations	1.51	1.72	2.07	3.31	(2.15)
Distributions from and/or in Excess of:
Net Realized Gain	(1.09)	(1.33)	(0.38)	—	—
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$13.31	$12.89	$12.50	$10.81	$7.50
Total Return	11.90%	13.55%	19.17%	44.13%	(22.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,028,030	$896,204	$651,276	$299,198	$74,554
Ratio of Expenses to Average Net Assets (1)	1.01%	1.04%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.01%	1.04%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.56)%	(0.04)%	(0.79)%	(0.93)%	(0.82)%
Portfolio Turnover Rate	76%	73%	111%	160%	133%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.16%	1.26%	1.22%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	(0.85)%	(1.09)%	(0.94)%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.31	$12.02	$10.43	$7.26	$9.36
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.10)	(0.03)	(0.11)	(0.10)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.65	2.08	3.27	(2.01)
Total from Investment Operations	1.41	1.62	1.97	3.17	(2.10)
Distributions from and/or in Excess of:
Net Realized Gain	(1.09)	(1.33)	(0.38)	—	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.63	$12.31	$12.02	$10.43	$7.26
Total Return	11.55%	13.35%	18.79%	43.80%	(22.44)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$857,275	$808,493	$713,733	$484,136	$215,899
Ratio of Expenses to Average Net Assets (2)	1.26%	1.29%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.26%	1.29%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.81)%	(0.24)%	(1.02)%	(1.18)%	(1.07)%
Portfolio Turnover Rate	76%	73%	111%	160%	133%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.41%	1.51%	1.47%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	(1.09)%	(1.34)%	(1.19)%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Systematic Active Large Cap Core Portfolio

	Class A
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.69
Total from Investment Operations	0.77
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.69
Total Return	7.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,308
Ratio of Expenses to Average Net Assets (1)	0.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.25	%*
Portfolio Turnover Rate	55	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.17	%*
Net Investment Income (Loss) to Average Net Assets	(0.32	)%*

	Class B
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.69
Total from Investment Operations	0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.69
Total Return	7.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107
Ratio of Expenses to Average Net Assets (2)	0.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.00	%*
Portfolio Turnover Rate	55	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.42	%*
Net Investment Income (Loss) to Average Net Assets	(0.57	)%*

†      Per share amount is based on average shares outstanding.

^      Commencement of operations.

#      Not annualized

*      Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Systematic Active Small Cap Core Portfolio

	Class A
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)
Total from Investment Operations	(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$9.93
Total Return	(0.41	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,455
Ratio of Expenses to Average Net Assets (1)	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.45	%*
Portfolio Turnover Rate	60	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.47	%*
Net Investment Income (Loss) to Average Net Assets	(0.92	)%*

	Class B
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)
Total from Investment Operations	(0.06)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)
Net Asset Value, End of Period	$9.93
Total Return	(0.57	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99
Ratio of Expenses to Average Net Assets (2)	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.20	%*
Portfolio Turnover Rate	60	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.72	%*
Net Investment Income (Loss) to Average Net Assets	(1.17	)%*

† Per share amount is based on average shares outstanding.

^ Commencement of operations.

# Not annualized

* Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Systematic Active Small Cap Growth Portfolio

	Class A
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)
Total from Investment Operations	(0.23)
Net Asset Value, End of Period	$9.77
Total Return	(2.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,646
Ratio of Expenses to Average Net Assets (1)	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.13	)%*
Portfolio Turnover Rate	76	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.46	%*
Net Investment Income (Loss) to Average Net Assets	(1.49	)%*

	Class B
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)
Total from Investment Operations	(0.24)
Net Asset Value, End of Period	$9.76
Total Return	(2.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$98
Ratio of Expenses to Average Net Assets (2)	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.38	)%*
Portfolio Turnover Rate	76	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.71	%*
Net Investment Income (Loss) to Average Net Assets	(1.74	)%*

† Per share amount is based on average shares outstanding.

^ Commencement of operations.

# Not annualized

* Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Systematic Active Small Cap Value Portfolio

	Class A
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.37
Total from Investment Operations	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.37
Total Return	4.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,841
Ratio of Expenses to Average Net Assets (1)	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.92	%*
Portfolio Turnover Rate	77	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.37	%*
Net Investment Income (Loss) to Average Net Assets	(0.35	)%*

	Class B
	Period from
	April 28, 2006^
Selected Per Share Data and Ratios	to December 31, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.36
Total from Investment Operations	0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.04)
Net Asset Value, End of Period	$10.36
Total Return	4.14	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (2)	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.67	%*
Portfolio Turnover Rate	77	%#

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.62	%*
Net Investment Income (Loss) to Average Net Assets	(0.60	)%*

† Per share amount is based on average shares outstanding.

^ Commencement of operations.

# Not annualized

* Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

U.S. Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.49	$16.88	$15.74	$12.49	$17.29
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.01	0.02	0.09	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.78	2.63	1.13	3.25	(4.80)
Total from Investment Operations	0.79	2.65	1.22	3.30	(4.77)
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	(0.04)	(0.08)	(0.05)	(0.03)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$20.28	$19.49	$16.88	$15.74	$12.49
Total Return	4.07%	15.72%	7.75%	26.41%§	(27.64)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,012,417	$871,905	$554,097	$589,698	$432,207
Ratio of Expenses to Average Net Assets (1)	0.63%	0.65%	0.77%	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.63%	0.65%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.03%	0.13%	0.58%	0.34%	0.21%
Portfolio Turnover Rate	59%	106%	179%	131%	143%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	0.82%	0.81%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	0.32%	0.21%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.21	$16.67	$15.55	$12.34	$17.08
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.04)	(0.03)	0.05	0.01	(0.00)‡
Net Realized and Unrealized Gain (Loss) on Investments	0.78	2.60	1.11	3.21	(4.74)
Total from Investment Operations	0.74	2.57	1.16	3.22	(4.74)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.03)	(0.04)	(0.01)	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$19.95	$19.21	$16.67	$15.55	$12.34
Total Return	3.85%	15.41%	7.45%	26.13%§	(27.75)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$57,689	$35,678	$202,893	$199,591	$156,501
Ratio of Expenses to Average Net Assets (2)	0.88%	0.90%	1.02%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.88%	0.90%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.23)%	(0.17)%	0.33%	0.09%	(0.04)%
Portfolio Turnover Rate	59%	106%	179%	131%	143%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.07%	1.06%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	0.07%	(0.04)%

† Per share amount is based on average shares outstanding.

‡ Amount is less than $0.005 per share.

§      In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79% respectively.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.41	$23.21	$17.92	$13.55	$14.63
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.42	0.45	0.40	0.48	0.52
Net Realized and Unrealized Gain (Loss) on Investments	8.44	3.58	6.17	4.55	(0.48)
Total from Investment Operations	8.86	4.03	6.57	5.03	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.44)	(0.42)	(0.48)	(0.52)
Net Realized Gain	(3.54)	(3.39)	(0.86)	(0.18)	(0.60)
Total Distributions	(4.03)	(3.83)	(1.28)	(0.66)	(1.12)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$28.24	$23.41	$23.21	$17.92	$13.55
Total Return	38.85%	17.66%	37.28%	37.61%	0.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,635,926	$1,209,668	$1,097,718	$897,551	$655,274
Ratio of Expenses to Average Net Assets (1)	0.87%	0.89%	0.97%	1.00%	0.99%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.87%	0.89%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.55%	1.87%	2.02%	3.08%	3.49%
Portfolio Turnover Rate	36%	33%	21%	17%	47%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.01%	0.99%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	3.07%	3.49%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.21	$23.04	$17.80	$13.47	$14.55
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.37	0.38	0.35	0.45	0.45
Net Realized and Unrealized Gain (Loss) on Investments	8.34	3.56	6.13	4.50	(0.45)
Total from Investment Operations	8.71	3.94	6.48	4.95	—
Distributions from and/or in Excess of:
Net Investment Income	(0.42)	(0.38)	(0.38)	(0.44)	(0.48)
Net Realized Gain	(3.54)	(3.39)	(0.86)	(0.18)	(0.60)
Total Distributions	(3.96)	(3.77)	(1.24)	(0.62)	(1.08)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$27.96	$23.21	$23.04	$17.80	$13.47
Total Return	38.52%	17.37%	36.95%	37.23%	(0.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$268,537	$157,650	$149,180	$70,146	$31,584
Ratio of Expenses to Average Net Assets (2)	1.12%	1.14%	1.22%	1.25%	1.24%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.12%	1.14%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.37%	1.60%	1.76%	2.83%	3.24%
Portfolio Turnover Rate	36%	33%	21%	17%	47%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.26%	1.24%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	2.82%	3.24%

† Per share amount is based on average shares outstanding.

‡ Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Financial Highlights

Emerging Markets Debt Portfolio

	Class A††
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.61	$10.92	$10.59	$8.85	$8.85
Income (Loss) from Investment Operations
Net Investment Income†	0.49	0.81	0.78	0.75	0.81
Net Realized and Unrealized Gain (Loss) on Investments	0.80	0.57	0.30	1.77	0.18
Total from Investment Operations	1.29	1.38	1.08	2.52	0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.91)	(0.69)	(0.75)	(0.78)	(0.99)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$11.99	$11.61	$10.92	$10.59	$8.85
Total Return	11.08%	12.78%	10.07%	28.46%	11.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$81,212	$92,294	$81,109	$54,647	$48,769
Ratio of Expenses to Average Net Assets(1)	0.93%#	1.01%	1.04%#	1.16%	1.06%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.92%	1.00%	1.04%	1.13%	N/A
Ratio of Net Investment Income to Average Net Assets(1)	6.11%	7.02%	7.33%	7.48%	8.79%
Portfolio Turnover Rate	55%	84%	151%	216%	157%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.04%	N/A	1.07%	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	6.00%	N/A	7.30%	N/A	N/A

	Class B††
	Year Ended December 31,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.85	$11.16	$10.80	$9.00	$9.03
Income (Loss) from Investment Operations
Net Investment Income†	0.50	0.78	0.78	0.75	0.78
Net Realized and Unrealized Gain (Loss) on Investments	0.81	0.60	0.30	1.80	0.15
Total from Investment Operations	1.31	1.38	1.08	2.55	0.93
Distributions from and/or in Excess of:
Net Investment Income	(0.87)	(0.69)	(0.72)	(0.75)	(0.96)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.29	$11.85	$11.16	$10.80	$9.00
Total Return	10.79%	12.54%	9.90%	28.34%	10.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$565	$596	$437	$429	$343
Ratio of Expenses to Average Net Assets(2)	1.17%#	1.26%	1.29%#	1.41%	1.31%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.16%	1.25%	1.29%	1.38%	N/A
Ratio of Net Investment Income to Average Net Assets(2)	5.94%	6.70%	7.07%	7.23%	8.54%
Portfolio Turnover Rate	55%	84%	151%	216%	157%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.29%	N/A	1.32%	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	5.82%	N/A	7.04%	N/A	N/A

†	Per share amount is based on average shares outstanding.

††

On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

‡	Amount is less than $0.005 per share.

#

Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares and 1.10% for Class B shares. Prior to June 1, 2006, these maximum ratios were 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004 these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

December 31, 2006

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of twenty separate, active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”). Each Portfolio (with the exception of the International Small Cap Portfolio) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective April 28, 2006, each of the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios commenced operations. Effective August 30, 2006 the Global Real Estate Portfolio commenced operations.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital.

The Global Franchise, International Equity, International Real Estate, International Small Cap and U.S. Real Estate Portfolios are currently closed to new investors. However, these Portfolios will continue to offer shares as follows: (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Portfolios will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On April 28, 2006, the net assets of the Equity Portfolio’s (formerly, a Portfolio of Morgan Stanley Institutional Fund Trust) Institutional Class shares were merged into the Large Cap Relative Value Portfolio’s Class A shares through a tax-free exchange. In exchange for the $66,823,000 in net assets received, including $3,685,000 in unrealized appreciation, 5,706,469 Class A shares of the Large Cap Relative Value Portfolio were issued. Prior to the combination, the net assets of the Large Cap Relative Value Portfolio totaled $194,284,000. Immediately after the combination, the net assets of the Large Cap Relative Value Portfolio totaled $261,107,000.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.                Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.                Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank, prior to the close of the NYSE, as follows:

  investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

  investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

(identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.                Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (“Participation”) or assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in a Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.                Short Sales: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7.                Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2006 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)
Active International Allocation	$121,642	$127,541
Emerging Markets	152,940	160,824
Global Value Equity	7,841	8,207
International Equity	603,724	635,463
International Magnum	9,829	10,309
Systematic Active Large Cap Core	412	421
Systematic Active Small Cap Core	1,771	1,834
Systematic Active Small Cap Growth	2,103	2,174
Systematic Active Small Cap Value	2,167	2,240
Emerging Markets Debt	13,206	13,773

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)
Active International Allocation	$815
Emerging Markets	854
Global Value Equity	43
International Equity	7,361
International Magnum	94
Systematic Active Large Cap Core	1
Systematic Active Small Cap Core	4
Systematic Active Small Cap Growth	4
Systematic Active Small Cap Value	3
Emerging Markets Debt	16

8.                Structured Securities: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.                Futures: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.        Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio,

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11.         Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I,  LLC the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2006, BRCP REIT I, LLC has drawn down $5,934,000 which represents 84.8% of the commitment. In addition, the Portfolio received return of capital distributions totaling $1,545,000.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2006, BRCP REIT II, LLC has drawn down $1,061,000 which represents 11.8% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, L.P., the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2006, Keystone Industrial Fund, L.P. has drawn down $1,638,000, which represents 21.8% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund, L.P., the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2006, Cabot Industrial Value Fund, L.P. has drawn down $1,834,000, which represents 24.5% of the commitment.

12.         Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Emerging Markets, Global Franchise, Global Real Estate, Global Value Equity, International Equity, International Growth Equity, International Magnum, International Real Estate, International Small Cap, Large Cap Relative Value, Small Company Growth, Systematic Active Small Cap Core, Systematic Active Small Cap Growth, Systematic Active Small Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. Shares of the Focus Equity, Systematic Active Large Cap Core and U.S. Large Cap Growth Portfolios redeemed within 7 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

13.         Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14.         New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

Portfolio NAV calculations as late as the Portfolio’s last NAV calculation in the first required financial statement period. As a result, the Portfolio will incorporate FIN 48 in its semi annual report on June 30, 2007. The impact to the Portfolio’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

15.         Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the “Agreement”) at the annual rates of the average daily net assets indicated below. MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

			Maximum
			Expense Ratio
	Average Daily	Advisory
Portfolio	Net Assets	Fee	Class A	Class B
Active International Allocation	first $1.0 billion	0.65%	0.80%	1.05%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25	1.65	1.90
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Franchise	first $500 million	0.80	1.00%	1.25%
	next $500 million	0.75
	over $1.0 billion	0.70
Global Real Estate		0.85	1.05	1.30
Global Value Equity	first $1.0 billion	0.67	1.00	1.25
	next $500 million	0.645
	next $1.0 billion	0.62
	next $1.0 billion	0.595
	next $1.0 billion	0.57
	over $4.5 billion	0.545
International Equity	first $10 billion	0.80	1.00	1.25
	over $10 billion	0.75
International Growth Equity	first $1.0 billion	0.75	1.00	1.25
	over $1.0 billion	0.70
International Magnum	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
International Real Estate		0.80	1.00	1.25
International Small Cap	first $1.5 billion	0.95	1.15	N/A
	over $1.5 billion	0.90
Focus Equity	first $1.0 billion	0.50	1.00	1.25
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Large Cap Relative Value	first $150 million	0.50	0.70	0.95
	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Small Company Growth	first $1.0 billion	0.92	1.10	1.35
	next $500 million	0.85
	over $1.5 billion	0.80
Systematic Active Large Cap Core		0.35	0.60	0.85
Systematic Active Small Cap Core		0.75	1.10	1.35
Systematic Active Small Cap Growth		0.75	1.10	1.35
Systematic Active Small Cap Value		0.75	1.10	1.35
U.S. Large Cap Growth	first $1.0 billion	0.50	0.80	1.05
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
U.S. Real Estate	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

			Maximum
			Expense Ratio
	Average Daily	Advisory
Portfolio	Net Assets	Fee	Class A	Class B
Emerging Markets Debt	first $500 million	0.75%	0.85%	1.10%
	next $500 million	0.70
	over $1.0 billion	0.65

Prior to June 1, 2006, the maximum expense ratio was 1.00% for Class A and 1.25% for Class B of the Emerging Markets Debt Portfolio.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended December 31, 2006, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Advisory Fees
Waived and/or
Reimbursed
Portfolio	(000)
Active International Allocation	$128
Global Franchise	4
Global Real Estate	57
International Growth Equity	103
International Magnum	119
Systematic Active Large Cap Core	63
Systematic Active Small Cap Core	57
Systematic Active Small Cap Growth	58
Systematic Active Small Cap Value	55
Emerging Markets Debt	93

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a “Sub-Adviser”), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JP Morgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. Under the Plan, each Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Class B shares’ average daily net assets.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Purchases and Sales: During the year ended December 31, 2006, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

	Purchases	Sales
Portfolio	(000)	(000)
Active International Allocation	$132,714	$131,837
Emerging Markets	1,693,936	1,802,298
Global Franchise	57,882	41,407
Global Real Estate	210,368	6,094
Global Value Equity	33,750	33,019
International Equity	2,738,113	4,939,583
International Growth Equity	2,156	1,426
International Magnum	87,437	89,630
International Real Estate	827,961	215,437
International Small Cap	551,363	820,425
Focus Equity	43,065	92,114
Large Cap Relative Value	75,672	102,208
Small Company Growth	1,427,171	1,407,103
Systematic Active Large Cap Core	8,850	3,162
Systematic Active Small Cap Core	10,222	3,654
Systematic Active Small Cap Growth	11,440	4,558
Systematic Active Small Cap Value	11,509	4,827
U.S. Large Cap Growth	692,201	569,422
U.S. Real Estate	587,681	571,150
Emerging Markets Debt	45,520	59,162

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2006.

During the year ended December 31, 2006, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Brokerage
Commissions
Portfolio	(000)
Emerging Markets	$30
Focus Equity	2
Small Company Growth	3
U.S. Large Cap Growth	5

Additionally, during the year ended December 31, 2006, Emerging Markets Portfolio paid $5,239 brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

G. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 were as follows:

	2006 Distributions		2005 Distributions
	Paid From:		Paid From:
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$22,425	$—	$8,215	$—
Emerging Markets	18,163	365,634	25,099	—
Global Franchise	1,579	6,022	1,929	4,585
Global Real Estate	2,647	84	—	—
Global Value Equity	2,202	6,107	2,100	3,639
International Equity*	217,756	1,050,872	179,447	537,969
International Growth Equity	84	—	—	—
International Magnum	2,676	13,917	1,286	—
International Real Estate	43,788	17,429	7,106	10,170
International Small Cap	36,378	213,836	37,511	176,515
Focus Equity	—	—	98	—
Large Cap Relative Value	3,869	11,341	2,275	5,946
Small Company Growth	—	148,745	50,209	114,786
Systematic Active Large Cap Core	50	—	—	—
Systematic Active Small Cap Core	19	—	—	—
Systematic Active Small Cap Value	40	—	—	—
U.S. Large Cap Growth	184	—	1,618	—
U.S. Real Estate	47,476	198,314	30,891	168,250
Emerging Markets Debt	5,968	—	5,446	—

*Amounts based on October 31 tax year end.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses.

Permanent differences, primarily due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution reclass, foreign taxes paid on capital gains, reclasses resulting from net operating losses, nondeductible expenses and gains on certain equity securities designated as issued by “passive foreign investment companies,” resulted in the following reclassifications among the Portfolios’ components of net assets at December 31, 2006:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated
	Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Portfolio	(000)	(000)	(000)
Active International Allocation	$7,087	$(7,087)	$—
Emerging Markets	3,683	(3,683)	—
Global Franchise	(1,085)	1,085	—
Global Real Estate	111	(107)	(4)
Global Value Equity	63	(80)	17
International Equity	(44,502)	44,502	—
International Growth Equity	(7)	7	—
International Magnum	1,286	(1,286)	—
International Real Estate	5,504	(5,504)	—
International Small Cap	4,310	(4,310)	—
Focus Equity	157	1	(158)
Large Cap Relative Value	54	(53,083)	53,029
Small Company Growth	12,947	(10,125)	(2,822)
Systematic Active Large Cap Core	2	—	(2)
Systematic Active Small Cap Core	2	—	(2)
Systematic Active Small Cap Growth	6	—	(6)
Systematic Active Small Cap Value	2	—	(2)
U.S. Large Cap Growth	25	2	(27)
U.S. Real Estate	883	(26,988)	26,105
Emerging Markets Debt	298	71,363	(71,661)

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-term
	Ordinary Income	Capital Gain
Portfolio	(000)	(000)
Active International Allocation	$4,144	$—
Emerging Markets	2,639	57,263
Global Franchise	66	2,942
Global Real Estate	4,466	261
Global Value Equity	—	791
International Growth Equity	50	—
International Magnum	166	735
International Real Estate	34,784	3,740
International Small Cap	1,634	26,344
Large Cap Relative Value	—	4,734
Small Company Growth	—	18,028
Systematic Active Large Cap Core	1	—
Systematic Active Small Cap Core	1	—
Systematic Active Small Cap Value	1	—
U.S. Real Estate	1,537	38,814
Emerging Markets Debt	162	—

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2006.

At December 31, 2006, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$850,062	$251,880	$(11,420)	$240,460
Emerging Markets	1,857,268	766,410	(29,897)	736,513
Global Franchise	98,786	35,963	(1,538)	34,425
Global Real Estate	224,444	21,092	(360)	20,732
Global Value Equity	108,143	29,779	(823)	28,956
International Equity	6,057,327	1,664,575	(92,329)	1,572,246
International Growth Equity	5,732	1,416	(76)	1,340
International Magnum	105,662	24,701	(2,698)	22,003
International Real Estate	996,136	227,023	(975)	226,048
International Small Cap	993,955	357,981	(57,035)	300,946
Focus Equity	13,611	2,422	(1,135)	1,287
Large Cap Relative Value	234,487	42,967	(2,126)	40,841
Small Company Growth	1,631,409	322,672	(62,368)	260,304
Systematic Active Large Cap Core	6,401	565	(117)	448
Systematic Active Small Cap Core	8,762	514	(393)	121
Systematic Active Small Cap Growth	9,715	481	(448)	33
Systematic Active Small Cap Value	9,137	514	(264)	250
U.S. Large Cap Growth	920,731	181,400	(30,698)	150,702
U.S. Real Estate	1,177,047	735,779	(6,833)	728,946
Emerging Markets Debt	89,368	5,951	(1,438)	4,513

At December 31, 2006, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Expiration Date December 31, (000)
Portfolio	2007	2009	2010	2011	2012	2014	Total
Active International Allocation	$—	$—	$—	$14,711	$—	$—	$14,711
Focus Equity	—	—	17,264	—	296	—	17,560
Large Cap Relative Value*	—	18,929	32,106	—	—	—	51,035
Small Company Growth*	—	993	18,090	—	—	—	19,083
Systematic Active Large Cap Core	—	—	—	—	—	33	33
Systematic Active Small Cap Core	—	—	—	—	—	165	165
Systematic Active Small Cap Growth	—	—	—	—	—	184	184
Systematic Active Small Cap Value	—	—	—	—	—	5	5
U.S. Large Cap Growth	—	—	44,469	22,405	—	—	66,874
Emerging Markets Debt	9,761	778	—	—	—	—	10,539

*Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table for Large Cap Relative Value Portfolio represent capital loss carryforward brought forward as a result of the Portfolio’s merger with the MSIFT Equity Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire between 2009-2010.

In addition, the amounts reflected in the capital loss carryforward table above for the Small Company Growth Portfolio represent capital loss carryforward acquired from MSIFT Small Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383.

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

During the year ended December 31, 2006, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Utilized
Portfolio	(000)
Active International Allocation	$39,331
International Magnum	3,356
Focus Equity	11,145
Large Cap Relative Value	1,929
Small Company Growth	5,434
U.S. Large Cap Growth	6,919
Emerging Markets Debt	1,669

The Large Cap Relative Value Portfolio utilized $1,929,000 of the capital losses acquired from MSIFT Equity Portfolio for federal tax purposes during the year ended December 31, 2006.

The Small Company Growth Portfolio utilized $5,434,000 of the capital losses acquired from MSIFT Small Cap Growth Portfolio for federal tax purposes during the year ended December 31, 2006.

During the year ended December 31, 2006, the Emerging Market Debt Portfolio had expired capital loss carryforwards for U.S. Federal income tax purposes of approximately $71,692,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred to January 3, 2007 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

	Capital	Currency	PFIC
	Losses	Losses	Losses
Portfolio	(000)	(000)	(000)
Emerging Markets	$—	$4,393	$—
Global Franchise	—	468	—
International Growth Equity	—	@—	—
International Small Cap	—	5	—
U.S. Large Cap Growth	2,950	—	—
U.S. Real Estate	—	10	72
Emerging Markets Debt	24	29	—

@ Amount is less than $500.

For the year ended December 31, 2006, the U.S. Real Estate Portfolio realized gains from in-kind redemptions of $28,006,000. The gains are not taxable income to the U.S. Real Estate Portfolio.

H. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Other: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty’s failure to complete the transaction.

At December 31, 2006, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class A	Class B
Active International Allocation	—%	62.4%
Emerging Markets	23.4	93.6
Global Franchise	61.5	—
Global Real Estate	75.4	—
Global Value Equity	77.0	95.2
International Equity	—	76.0
International Growth Equity	—	27.0
International Magnum	19.6	86.8
International Real Estate	33.8	95.8
International Small Cap	30.8	—
Focus Equity	—	17.6
Large Cap Relative Value	55.1	98.3
Small Company Growth	26.1	59.5
Systematic Active Large Cap Core	—	—
Systematic Active Small Cap Core	—	—
Systematic Active Small Cap Growth	—	—
Systematic Active Small Cap Value	—	—
U.S. Large Cap Growth	17.9	86.1
U.S. Real Estate	27.3	78.2
Emerging Markets Debt	93.5	52.5

The Adviser reimbursed the International Real Estate Portfolio $682,811 for a trade correction. This amount is included in the realized gain and currency gain transactions on the Portfolio’s Statement of Operations and in the paid in capital on the Portfolio’s Statement of Changes.

J. Reverse Stock Split: After the close of business on March 17, 2006, Emerging Markets Debt Portfolio effected a 1 for 3 reverse stock split for Class A and Class B shares of the Portfolio. All transactions in capital stock and per share data prior to March 18, 2006 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Portfolio.

K. Supplemental Proxy Information (unaudited): On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. In the case of certain proposals listed below the quorum necessary in order to hold the meeting was not obtained, and, therefore, the meeting was adjourned several times, to permit further solicitation of proxies. The final meeting was held on October 30, 2006.

(1) Election of Directors:

	For	Withhold	Abstain	BNV**
Frank L. Bowman	764,912,392	14,765,200	0	0
Kathleen A. Dennis	764,857,704	14,819,888	0	0
Michael F. Klein	765,337,596	14,339,996	0	0
W. Allen Reed	764,886,773	14,790,819	0	0

(2) Modify fundamental policy regarding diversification:

Portfolio	For	Against	Abstain	BNV**
Active International Allocation(2)	34,307,769	478,369	1,335,433	26,084,794
Emerging Markets(1)	31,323,596	202,926	367,842	8,585,760
Global Franchise*	NA	NA	NA	NA
Global Value Equity*	NA	NA	NA	NA
International Equity(2)	149,588,321	2,010,171	9,860,282	39,944,959
International Growth Equity(1)	500,000	0	0	0
International Magnum(2)	3,994,095	62,903	124,478	19,550
International Small Cap(2)	29,628,897	4,128,187	750,424	2,690,270
Large Cap Relative Growth*	NA	NA	NA	NA
Small Company Growth*	NA	NA	NA	NA
Systematic Active Large Cap Core(1)	600,000	0	0	0
Systematic Active Small Cap Core(1)	660,000	0	0	0
Systematic Active Small Cap Growth(1)	690,000	0	0	0
Systematic Active Small Cap Value(1)	670,000	0	0	0
U.S. Large Cap Growth(2)	26,258,393	425,138	854,892	2,361,447

(3) Modify fundamental policy regarding borrowing money:

Portfolio	For	Against	Abstain	BNV**
Active International Allocation(2)	34,025,982	693,043	1,402,546	26,084,794
Emerging Markets(1)	30,671,405	823,865	399,094	8,585,760
Emerging Markets Debt(1)	3,969,381	0	21,006	333,503
Focus Equity(2)	3,503,952	14,318	8,388	455,021
Global Franchise*	NA	NA	NA	NA
Global Value Equity*	NA	NA	NA	NA
International Equity(2)	139,869,735	8,272,404	13,316,635	39,944,959
International Growth Equity(1)	500,000	0	0	0
International Magnum(2)	3,963,389	89,705	128,382	19,550
International Real Estate*	NA	NA	NA	NA
International Small Cap(2)	29,289,074	4,415,630	802,804	2,690,270
Large Cap Relative Growth*	NA	NA	NA	NA
Small Company Growth*	NA	NA	NA	NA
Systematic Active Large Cap Core(1)	600,000	0	0	0
Systematic Active Small Cap Core(1)	660,000	0	0	0
Systematic Active Small Cap Growth(1)	690,000	0	0	0
Systematic Active Small Cap Value(1)	670,000	0	0	0
U.S. Large Cap Growth(2)	25,763,155	893,890	881,378	2,361,447
U.S. Real Estate(2)	27,463,477	2,396,208	928,184	9,943,493

2006 Annual Report

December 31, 2006

Notes to Financial Statements (cont’d)

(4) Modify fundamental policy regarding loans:

Portfolio	For	Against	Abstain	BNV**
Active International Allocation(2)	34,072,849	639,496	1,409,226	26,084,794
Emerging Markets(1)	31,159,110	339,545	395,709	8,585,760
Emerging Markets Debt(1)	3,969,981	0	21,006	333,503
Focus Equity(2)	3,503,952	14,318	8,388	455,021
Global Franchise*	NA	NA	NA	NA
Global Value Equity*	NA	NA	NA	NA
International Equity(2)	145,848,357	3,655,514	11,954,903	39,944,959
International Growth Equity(1)	500,000	0	0	0
International Magnum(2)	3,969,814	84,821	126,841	19,550
International Real Estate*	NA	NA	NA	NA
International Small Cap(2)	33,244,232	458,797	804,479	2,690,270
Large Cap Relative Growth*	NA	NA	NA	NA
Small Company Growth*	NA	NA	NA	NA
Systematic Active Large Cap Core(1)	600,000	0	0	0
Systematic Active Small Cap Core(1)	660,000	0	0	0
Systematic Active Small Cap Growth(1)	690,000	0	0	0
Systematic Active Small Cap Value(1)	670,000	0	0	0
U.S. Large Cap Growth(2)	26,051,766	594,502	892,155	2,361,447
U.S. Real Estate(2)	27,441,821	2,409,999	936,049	9,943,493

(5) Modify fundamental policy regarding investment in commodities, commodity contracts and futures contracts:

Portfolio	For	Against	Abstain	BNV**
Active International Allocation(2)	34,137,806	576,457	1,407,308	26,084,794
Emerging Markets(1)	30,708,834	782,202	403,328	8,585,760
Emerging Markets Debt(1)	3,969,381	0	21,006	333,503
Focus Equity(2)	3,503,952	14,318	8,388	455,021
Global Franchise*	NA	NA	NA	NA
Global Value Equity*	NA	NA	NA	NA
International Equity(2)	140,693,775	8,083,022	12,681,977	39,944,959
International Growth Equity(1)	500,000	0	0	0
International Magnum(2)	3,980,662	75,882	124,932	19,550
International Real Estate*	NA	NA	NA	NA
International Small Cap(2)	29,049,722	4,654,238	803,548	2,690,270
Large Cap Relative Growth*	NA	NA	NA	NA
Small Company Growth*	NA	NA	NA	NA
Systematic Active Large Cap Core(1)	600,000	0	0	0
Systematic Active Small Cap Core(1)	660,000	0	0	0
Systematic Active Small Cap Growth(1)	690,000	0	0	0
Systematic Active Small Cap Value(1)	670,000	0	0	0
U.S. Large Cap Growth(2)	25,875,452	793,157	869,814	2,361,447
U.S. Real Estate(2)	27,482,626	2,337,029	968,213	9,943,493

(6) Modify fundamental policy regarding issuance of senior securities:

Portfolio	For	Against	Abstain	BNV**
Active International Allocation(2)	34,211,284	553,712	1,356,575	26,084,794
Emerging Markets(1)	31,210,999	286,947	396,418	8,585,760
Emerging Markets Debt(1)	3,969,381	0	21,006	333,503
Focus Equity(2)	3,503,952	14,318	8,388	455,021
Global Franchise*	NA	NA	NA	NA
Global Value Equity*	NA	NA	NA	NA
International Equity(2)	146,064,746	2,313,391	13,080,637	39,944,959
International Growth Equity(1)	500,000	0	0	0
International Magnum(2)	3,985,494	73,319	122,663	19,550
International Real Estate*	NA	NA	NA	NA
International Small Cap(2)	31,344,787	2,365,000	797,721	2,690,270
Large Cap Relative Growth*	NA	NA	NA	NA
Small Company Growth*	NA	NA	NA	NA
Systematic Active Large Cap Core(1)	600,000	0	0	0
Systematic Active Small Cap Core(1)	660,000	0	0	0
Systematic Active Small Cap Growth(1)	690,000	0	0	0
Systematic Active Small Cap Value(1)	670,000	0	0	0
U.S. Large Cap Growth(2)	26,184,493	510,575	843,355	2,361,447
U.S. Real Estate(2)	27,522,023	2,320,487	945,358	9,943,493

(1)   Meeting was held on August 23, 2006

(2)   Meeting was held on September 27, 2006.

*      Quorum not achieved for this proposal

**   Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

2006 Annual Report

December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Institutional Fund, Inc. (the “Fund”) (comprising, respectively, the Active International Allocation Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Growth Equity Portfolio, International Magnum Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Focus Equity Portfolio, Large Cap Relative Value Portfolio, Small Company Growth Portfolio, Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Growth Portfolio, Systematic Active Small Cap Value Portfolio, U.S. Large Cap Growth Portfolio, U.S. Real Estate Portfolio and Emerging Markets Debt Portfolio), as of December 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2007

2006 Annual Report

December 31, 2006

Federal Income Tax Information (unaudited)

For the year ended December 31, 2006, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Franchise, Global Value Equity, International Growth Equity, Large Cap Relative Value, Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Value, U.S. Large Cap Growth and U.S. Real Estate Portfolios are 57.9%, 47.7%, 0.25%, 98.7%, 100.0%, 100.0%, 97.5%, 100.0% and 5.2%, respectively.

For the year ended December 31, 2006, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

	Foreign	Foreign
	Tax Credit	Source
	Pass-Through	Income
Portfolio	(000)	(000)
Active International Allocation	$75	$21,841
Emerging Markets	1,469	42,357
Global Franchise	102	2,361
Global Real Estate	11	690
Global Value Equity	72	1,963
International Equity*	1,967	302,402
International Growth Equity	9	127
International Magnum	28	2,565
International Real Estate	420	13,084
International Small Cap	2,348	35,471

*Amounts based on October 31 tax year end.

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

Long-term
Capital Gain - 20%
Portfolio	(000)
Emerging Markets	$365,634
Global Franchise	6,022
Global Real Estate	84
Global Value Equity	6,107
International Equity	1,050,872
International Magnum	13,917
International Real Estate	17,429
International Small Cap	213,836
Large Cap Relative Value	11,341
Small Company Growth	148,745
U.S. Real Estate	198,314

2006 Annual Report

December 31, 2006

Federal Income Tax Information (unaudited) (cont’d)

For the year ended December 31, 2006, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend Income
Portfolio	(000)
Active International Allocation	$12,151
Emerging Markets	21,585
Global Franchise	808
Global Real Estate	258
Global Value Equity	2,209
International Equity	212,413
International Growth Equity	93
International Magnum	1,294
International Real Estate	7,580
International Small Cap	26,788
Large Cap Relative Value	3,947
Systematic Active Large Cap Core	51
Systematic Active Small Cap Core	19
Systematic Active Small Cap Value	40
U.S. Large Cap Growth	184

2006 Annual Report

December 31, 2006

Director and Officer Information (unaudited)

Independent Directors:

				Number of
				Portfolios in
				Fund Complex
				Overseen by
Name, Age and Address of	Position(s) Held	Length of		Independent
Independent Director	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				173	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc.(consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

2006 Annual Report

December 31, 2006

Director and Officer Information (cont’d)

Independent Directors:

				Number of
				Portfolios in
				Fund Complex
				Overseen by
Name, Age and Address of	Position(s) Held	Length of		Independent
Independent Director	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994- December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2006 Annual Report

December 31, 2006

Director and Officer Information (cont’d)

Interested Director:

Name, Age and Address of	Position(s) Held with	Term of Office and Length of		Number of Portfolios in Fund Complex Overseen by Interested
Interested Director	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*             This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Directors can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”.

2006 Annual Report

December 31, 2006

Director and Officer Information (cont’d)

Executive Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997

Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman(44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto(43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (38) Morgan Stanley Investment Management Inc. Harborside Plaza II Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (41) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*             This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2006 Annual Report

December 31, 2006

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

Distributor
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10166

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll-free 1(800)548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas

New York, NY 10020

MSIF: (800) 548-7786

© 2007 Morgan Stanley

MSIFTANR IS07-00195P-Y12/06

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

1

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

	Registrant		Covered Entities(1)
Audit Fees	$627,000		N/A

Non-Audit Fees
Audit-Related Fees	$		$756,000	(2)
Tax Fees.	$68,000	(3)	$79,422	(4)
All Other Fees	$		$531,708	(5)
Total Non-Audit Fees.	$68,000		$1,367,130

Total	$695,000		$1,367,130

2005

	Registrant		Covered Entities(1)
Audit Fees	$484,334		N/A

Non-Audit Fees
Audit-Related Fees	$		$235,000	(2)
Tax Fees	$45,938	(3)	$52,799	(4)
All Other Fees	$		$956,268	(5)
Total Non-Audit Fees	$45,938		$1,244,067

Total	$530,272		$1.244,067

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general

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pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

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8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

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Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Institutional Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 8, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 8, 2007